                                  UNITED STATES
                       SECURITIES AND EXCHANGE COMMISSION
                             Washington, D.C. 20549

                                   FORM N-CSR

                   CERTIFIED SHAREHOLDER REPORT OF REGISTERED
                         MANAGEMENT INVESTMENT COMPANIES

Investment Company Act File Number 811-4133

                  RIVERSOURCE STRATEGIC ALLOCATION SERIES, INC.
               (Exact name of registrant as specified in charter)

         50606 Ameriprise Financial Center, Minneapolis, Minnesota 55474
               (Address of principal executive offices) (Zip code)

   Scott R. Plummer - 5228 Ameriprise Financial Center, Minneapolis, MN 55474
                     (Name and address of agent for service)

Registrant's telephone number, including area code: (612) 671-1947

Date of fiscal year end: 9/30

Date of reporting period: 9/30

Annual Report
and Prospectus
                                                  (RIVERSOURCE INVESTMENTS LOGO)

RIVERSOURCE
STRATEGIC ALLOCATION FUND

ANNUAL REPORT FOR
THE PERIOD ENDED
SEPTEMBER 30, 2009
(Prospectus also enclosed)

RIVERSOURCE STRATEGIC ALLOCATION FUND SEEKS TO
PROVIDE SHAREHOLDERS MAXIMUM TOTAL RETURN THROUGH A
COMBINATION OF GROWTH OF CAPITAL AND CURRENT INCOME.


This annual report includes a prospectus that
describes in detail the Fund's objective,
investment strategy, risks, sales charges,
fees and other matters of interest. Please
read the prospectus carefully before you
invest or send money.                            (ADVICE-BUILT(SM) SOLUTIONS ICON)

TABLE OF CONTENTS --------------------------------------------------------------


Your Fund at a Glance..............    2

Manager Commentary.................    6

The Fund's Long-term Performance...   18

Fund Expenses Example..............   20

Portfolio of Investments...........   23

Statement of Assets and
  Liabilities......................   51

Statement of Operations............   53

Statements of Changes in Net
  Assets...........................   55

Financial Highlights...............   57

Notes to Financial Statements......   65

Report of Independent Registered
  Public Accounting Firm...........   86

Federal Income Tax Information.....   88

Board Members and Officers.........   89

Approval of Investment Management
  Services Agreement...............   93

Proxy Voting.......................   96




--------------------------------------------------------------------------------
                  RIVERSOURCE STRATEGIC ALLOCATION FUND -- 2009 ANNUAL REPORT  1

YOUR FUND AT A GLANCE ----------------------------------------------------------

FUND SUMMARY
--------------------------------------------------------------------------------

> RiverSource Strategic Allocation Fund (the Fund) Class A shares declined 2.33%
  (excluding sales charge) for the 12 months ended Sept. 30, 2009.

> The Fund outperformed the 6.91% decrease of the broad-based S&P 500 Index, an unmanaged group of large company stocks for the same period.

> The Blended Index, which is composed of 45% S&P 500 Index, 15% MSCI EAFE Index and 40% Barclays Capital U.S. Aggregate Bond Index (Barclays Index), gained 2.40% during the same time period.

> The Fund underperformed the 10.56% increase of the Barclays Index, an unmanaged index representing U.S. taxable investment-grade bonds, during the same period.

> The Fund underperformed the 3.80% increase of the Morgan Stanley Capital
  International (MSCI) EAFE Index for the same period.

> The Fund also underperformed the Lipper Flexible Portfolio Funds Index, representing the Fund's peer group, which rose 2.89% for the same period.

ANNUALIZED TOTAL RETURNS (for period ended Sept. 30, 2009)
--------------------------------------------------------------------------------


                                   1 YEAR  3 YEARS  5 YEARS  10 YEARS
---------------------------------------------------------------------
RiverSource Strategic Allocation
  Fund
  Class A (excluding sales
  charge)                          -2.33%   -3.05%   +3.01%   +2.21%
---------------------------------------------------------------------
S&P 500 Index (unmanaged)          -6.91%   -5.43%   +1.02%   -0.15%
---------------------------------------------------------------------
Blended Index (unmanaged)          +2.40%   +0.03%   +3.85%   +3.25%
---------------------------------------------------------------------
Barclays Capital U.S. Aggregate
  Bond Index (unmanaged)          +10.56%   +6.41%   +5.13%   +6.30%
---------------------------------------------------------------------
MSCI EAFE Index                    +3.80%   -3.12%   +6.57%   +2.97%
---------------------------------------------------------------------
Lipper Flexible Portfolio Funds
  Index                            +2.89%   +0.32%   +4.25%   +2.70%
---------------------------------------------------------------------



(See "The Fund's Long-term Performance" for Index descriptions)

The performance information shown represents past performance and is not a guarantee of future results. The investment return and principal value of your investment will fluctuate so that your shares, when redeemed, may be worth more or less than their original cost. Current performance may be lower or higher than the performance information shown. You may obtain performance

--------------------------------------------------------------------------------
2  RIVERSOURCE STRATEGIC ALLOCATION FUND -- 2009 ANNUAL REPORT

--------------------------------------------------------------------------------


information current to the most recent month-end by contacting your financial intermediary, visiting riversource.com/funds or calling 1(800) 221-2450.

The 5.75% sales charge applicable to Class A shares of the Fund is not reflected in the table above. If reflected, returns would be lower than those shown. The performance of other classes may vary from that shown because of differences in fees and expenses. The Fund's returns reflect the effect of fee waivers/expense reimbursements, if any. Without such waivers/reimbursements, the Fund's returns would be lower. See the Average Annual Total Returns table for performance of other share classes of the Fund.

The indices do not reflect the effects of sales charges, expenses (excluding Lipper) and taxes. It is not possible to invest directly in an index.


--------------------------------------------------------------------------------
                  RIVERSOURCE STRATEGIC ALLOCATION FUND -- 2009 ANNUAL REPORT  3

YOUR FUND AT A GLANCE (continued) ----------------------------------------------

AVERAGE ANNUAL TOTAL RETURNS
--------------------------------------------------------------------------------

AT SEPT. 30, 2009
                                                                    SINCE
Without sales charge         1 YEAR  3 YEARS  5 YEARS  10 YEARS  INCEPTION*
Class A (inception
  1/23/85)                   -2.33%   -3.05%   +3.01%   +2.21%       N/A
---------------------------------------------------------------------------
Class B (inception
  3/20/95)                   -3.00%   -3.77%   +2.24%   +1.43%       N/A
---------------------------------------------------------------------------
Class C (inception
  6/26/00)                   -2.98%   -3.77%   +2.24%     N/A      +0.60%
---------------------------------------------------------------------------
Class I (inception
  12/11/06)                  -1.88%     N/A      N/A      N/A      -5.14%
---------------------------------------------------------------------------
Class R2 (inception
  12/11/06)                  -2.52%     N/A      N/A      N/A      -5.71%
---------------------------------------------------------------------------
Class R3 (inception
  12/11/06)                  -2.27%     N/A      N/A      N/A      -5.48%
---------------------------------------------------------------------------
Class R4 (inception
  3/20/95)                   -2.11%   -2.86%   +3.22%   +2.38%       N/A
---------------------------------------------------------------------------
Class R5 (inception
  12/11/06)                  -1.90%     N/A      N/A      N/A      -5.19%
---------------------------------------------------------------------------

With sales charge
Class A (inception
  1/23/85)                   -7.94%   -4.94%   +1.79%   +1.60%       N/A
---------------------------------------------------------------------------
Class B (inception
  3/20/95)                   -7.64%   -4.62%   +1.89%   +1.43%       N/A
---------------------------------------------------------------------------
Class C (inception
  6/26/00)                   -3.91%   -3.77%   +2.24%     N/A      +0.60%
---------------------------------------------------------------------------



* For classes with less than 10 years performance.

Class A share performance reflects the maximum initial sales charge of 5.75%. Class B share performance reflects a contingent deferred sales charge (CDSC) applied as follows: first year 5%; second year 4%; third and fourth years 3%; fifth year 2%; sixth year 1%; no sales charge thereafter. Class C shares may be subject to a 1% CDSC if shares are sold within one year after purchase. Sales charges do not apply to Class I, Class R2, Class R3, Class R4 and Class R5 shares. Class I, Class R2, Class R3, Class R4 and Class R5 are available to qualifying institutional investors only.


--------------------------------------------------------------------------------
4  RIVERSOURCE STRATEGIC ALLOCATION FUND -- 2009 ANNUAL REPORT

--------------------------------------------------------------------------------

STYLE MATRIX
--------------------------------------------------------------------------------



         STYLE
VALUE    BLEND   GROWTH
           X              LARGE
           X              MEDIUM   SIZE
           X              SMALL



        DURATION
SHORT    INT.     LONG
           X              HIGH
           X              MEDIUM   QUALITY
           X              LOW



Shading within the style matrix approximates areas in which the Fund is designed to generally invest.

The style matrix can be a valuable tool for constructing and monitoring your portfolio. It provides a frame of reference for distinguishing the types of stocks or bonds owned by a mutual fund, and may serve as a guideline for helping you build a portfolio.

Investment products, including shares of mutual funds, are not federally or FDIC-insured, are not deposits or obligations of, or guaranteed by any financial institution, and involve investment risks including possible loss of principal and fluctuation in value.

Investments in small-capitalization companies involve greater risks and volatility than investments in larger, more established companies.

There are risks associated with fixed income investments, including credit risk, interest rate risk, and prepayment and extension risk. In general, bond prices rise when interest rates fall and vice versa. This effect is more pronounced for longer-term securities. Non-investment grade securities, commonly called "high-yield" or "junk" bonds, have more volatile prices and carry more risk to principal and income than investment grade securities.

International investing involves increased risk and volatility due to potential political and economic instability, currency fluctuations, and differences in financial reporting and accounting standards and oversight. Risks are particularly significant in emerging markets.


--------------------------------------------------------------------------------
                  RIVERSOURCE STRATEGIC ALLOCATION FUND -- 2009 ANNUAL REPORT  5

MANAGER COMMENTARY -------------------------------------------------------------

Dear Shareholders,

RiverSource Strategic Allocation Fund (the Fund) Class A shares declined 2.33% (excluding sales charge) for the 12 months ended Sept. 30, 2009. The Fund outperformed the 6.91% decrease of the broad-based S&P 500 Index, an unmanaged group of large company stocks. The Blended Index, which is composed of 45% S&P 500 Index, 15% Morgan Stanley Capital International (MSCI) EAFE Index and 40% Barclays Capital U.S. Aggregate Bond Index (Barclays Index), gained 2.40% during the same time period. The Fund underperformed the 10.56% increase of the Barclays Index, an unmanaged index representing U.S. taxable investment-grade bonds, during the same period. The Fund underperformed the 3.80% increase of the Morgan Stanley Capital International (MSCI) EAFE Index for the same period. The Fund also underperformed the Lipper Flexible Portfolio Funds Index, representing the Fund's peer group, which rose 2.89%.

SIGNIFICANT PERFORMANCE FACTORS
The performance of the financial markets can be divided into two distinct portions during the 12 months ended Sept. 30, 2009. It was the end of one era and the start of a new one. Indeed, it would be an understatement to call this fiscal year a tumultuous time, and it was certainly one during which all investors were forced to re-think what was "normal" market behavior.

At the start of the annual period, financial markets worldwide were under great stress amid a deepening economic downturn. Economic data showed that the U.S. economy shrank by 6.2% during the fourth quarter of 2008, the largest contraction in 25 years. Consumer confidence continued to fall, while unemployment hit new highs. Governments worldwide passed stimulus packages and debated strategies to end the financial crisis.

In early March, economic news became less bad and "green shoots" even began to appear. Investor sentiment improved. The Treasury Department finally revealed details regarding key parts of its financial rescue plans, and investors recognized that the government was not interested in nationalizing companies that could be viable as privately-owned enterprises. Gross Domestic Product
(GDP) declined less than expected in the second quarter of 2009. There was also positive news around the housing market. Many economists, as well as the Federal Reserve Board (the Fed), believed the recession had ended and that economic recovery would begin to take shape, albeit slowly.


--------------------------------------------------------------------------------
6  RIVERSOURCE STRATEGIC ALLOCATION FUND -- 2009 ANNUAL REPORT

--------------------------------------------------------------------------------

ASSET ALLOCATION & SECTOR DIVERSIFICATION(1)
(at Sept. 30, 2009; % of portfolio assets)
---------------------------------------------------------------------


STOCKS                                     67.6%
------------------------------------------------
Consumer Discretionary                      8.2%
------------------------------------------------

Consumer Staples                            5.7%
------------------------------------------------

Energy                                      8.1%
------------------------------------------------

Financials                                 13.5%
------------------------------------------------

Health Care                                11.2%
------------------------------------------------

Industrials                                 4.5%
------------------------------------------------

Information Technology                      9.6%
------------------------------------------------

Materials                                   2.7%
------------------------------------------------

Telecommunication Services                  2.2%
------------------------------------------------

Utilities                                   1.9%
------------------------------------------------

BONDS                                      29.3%
------------------------------------------------

Asset-Backed                                0.3%
------------------------------------------------

Commercial Mortgage-Backed                  0.7%
------------------------------------------------

Consumer Discretionary                      0.4%
------------------------------------------------

Consumer Staples                            0.4%
------------------------------------------------

Energy                                      0.3%
------------------------------------------------

Financials                                  0.1%
------------------------------------------------

Foreign Government                          4.2%
------------------------------------------------

Health Care                                 0.3%
------------------------------------------------

Industrials                                 0.4%
------------------------------------------------

Materials                                   0.2%
------------------------------------------------

Residential Mortgage-Backed                 5.6%
------------------------------------------------

Telecommunication                           1.5%
------------------------------------------------

U.S. Government Obligations & Agencies     13.7%
------------------------------------------------

Utilities                                   1.2%
------------------------------------------------

EXCHANGE TRADED FUNDS                       2.0%
------------------------------------------------

FDIC-INSURED DEBT(2)                        0.3%
------------------------------------------------

OTHER(3)                                    0.8%
------------------------------------------------


(1) Sectors can be comprised of several industries. Please refer to the section entitled "Portfolio of Investments" for a complete listing. No single industry exceeds 25% of portfolio assets.
    Percentages indicated are based upon total investments (excluding Investments of Cash Collateral Received for Securities on Loan) as of Sept. 30, 2009. The Fund's composition is subject to change.
(2) Debt guaranteed under the FDIC's Temporary Liquidity Guarantee Program
    (TLGP).
(3) Cash & Cash Equivalents.

The sectors identified above are based on the Global Industry Classification Standard (GICS), which was developed by and is the exclusive property of Morgan Stanley Capital International Inc. and Standard & Poor's, a division of The McGraw-Hill Companies, Inc.


--------------------------------------------------------------------------------
                  RIVERSOURCE STRATEGIC ALLOCATION FUND -- 2009 ANNUAL REPORT  7

MANAGER COMMENTARY (continued) -------------------------------------------------

Given these macroeconomic conditions, U.S. equities experienced one of the largest equity market corrections ever and then rallied strongly from their March lows to post solid gains through the end of September 2009. International equities followed a similar trend. For the annual period overall, international equities notably outpaced U.S. equities, as they rebounded even stronger during the second half of the annual period. The U.S. fixed income market also experienced dramatic swings during the annual period, though the asset class achieved double-digit gains for the 12 months ended Sept. 30, 2009, significantly outperforming equities. For the annual period, non-Treasury sectors outperformed U.S. Treasuries, however Treasury yields did move notably lower across the yield curve, or spectrum of maturities, pushing prices higher, reflecting investor sentiment toward the financial market crisis, global economic slowdown, accommodative monetary policy and total lack of inflationary pressure.

The Fund's momentum asset allocation model outperformed both the Blended Index and the S&P 500 Index during the annual period. Partially offsetting this was the Fund's mean reversion asset allocation model, which also outperformed the S&P 500 Index but underperformed the Blended Index. All told, tactical asset allocation decisions contributed

TOP TEN HOLDINGS (at Sept. 30, 2009; % of portfolio assets)
---------------------------------------------------------------------

Chevron                                     2.7%
------------------------------------------------
Pfizer                                      2.2%
------------------------------------------------
Johnson & Johnson                           1.9%
------------------------------------------------
Vanguard Emerging Markets ETF               1.7%
------------------------------------------------
Bank of America                             1.6%
------------------------------------------------
IBM                                         1.2%
------------------------------------------------
Wal-Mart Stores                             1.1%
------------------------------------------------
Apple                                       1.1%
------------------------------------------------
General Electric                            1.0%
------------------------------------------------
McDonald's                                  0.9%
------------------------------------------------


Excludes cash & cash equivalents.

Excludes U.S. Treasury and U.S. Government Agency holdings.

For further detail about these holdings, please refer to the section entitled "Portfolio of Investments."

Fund holdings are as of the date given, are subject to change at any time, and are not recommendations to buy or sell any security.


--------------------------------------------------------------------------------
8  RIVERSOURCE STRATEGIC ALLOCATION FUND -- 2009 ANNUAL REPORT

--------------------------------------------------------------------------------


positively to the Fund's results. For example, we had reduced the Fund's exposure to equities in late 2008 during the market turmoil and then increased its allocation in 2009 after the market bottomed in early March and subsequently rallied strongly. Similarly, the Fund started the annual period with a significant exposure to fixed income, when investors were seeking a safe haven, and then reduced its allocation as risk aversion ebbed, market conditions improved, and equities returned to favor. Both of these shifts resulted in improved relative performance in the Fund's fixed income and equity sub-portfolios. Detracting modestly from asset allocation's contribution was maintaining only a modest position in international equities and little exposure to emerging market equities, as these markets rallied strongly from March through the close of the reporting period.

Security selection within each of the asset classes was the primary reason for the Fund's underperformance vs. the Blended Index, as all of the Fund's sub-portfolios underperformed their respective benchmark indexes during the period. Security selection within the fixed income sub-portfolio hurt most, followed by the large-cap U.S. equity and international equity sub-portfolios.

During the annual period, the Fund's performance was also driven by the selection of U.S. and international equities using the Fund's quantitative themes. We use these distinct themes in pursuit of style diversification. Within the U.S. large-cap equity sub-portfolio, the quality theme outperformed the S&P 500 Index for the annual period, although not enough to completely offset the underperformance of the momentum and value themes. Within the U.S. small- and mid-cap equity sub-portfolio, two quantitative themes were used during the period: value and momentum. Strong performance in the value theme was not enough to offset the disappointing results produced by the momentum theme. Within the international large-cap sub-portfolio, performance was driven by the selection of stocks using the value, momentum and quality themes, based on international market-specific characteristics. For the reporting period, the momentum and quality themes modestly outperformed, but not enough to offset the underperformance of the value theme.

It is important to remember that the themes we use take turns in leading performance in each of the U.S. and international equity sub-portfolios

--------------------------------------------------------------------------------
                  RIVERSOURCE STRATEGIC ALLOCATION FUND -- 2009 ANNUAL REPORT  9

MANAGER COMMENTARY (continued) -------------------------------------------------


over time, demonstrating the advantages of employing style diversification.

Our use of risk modeling, which sets limits on individual holding size, on sector and industry allocations and, in the case of the international sub-portfolios, limits on country and regional allocation, helped the Fund's performance overall.

CHANGES TO THE FUND'S PORTFOLIO -- EQUITIES
As part of our investment process, we are continuously researching new ideas and looking for ways to improve or enhance the efficacy of the quantitative-based themes we use in the Fund. Within the U.S. large-cap equity sub-portfolio, we implemented an important change based on the recent conclusion of a number of research projects we carried out in an effort to improve the efficacy of the quantitative themes we use to select stocks. Within the Fund's U.S. large-cap equity sub-portfolio, our value quantitative theme had not delivered effective results during the past year's market downturn. This theme tends to favor the cheapest stocks, which historically have outperformed, but in the most recent environment significantly underperformed. Based on our research, we created a new multi-factor value theme designed to increase exposure to quality measures and avoid stocks with significant debt. At the end of January 2009, we took a portion of the sub-portfolio's net assets allocated to the value theme and re-allocated it to our new quality-adjusted, multi-factor value theme. The allocation of assets to this fourth quantitative theme helped the U.S. large-cap equity sub-portfolio's results. We retained the flexibility to adjust assets between the two value themes as market conditions shift over time, and we indeed did shift some assets back to the pure value theme during the third quarter of 2009. Within the U.S. small- and mid-cap equity sub-portfolios, we changed the theme contributions in January 2009 from 40% momentum/60% value to 30% momentum/70% value, anticipating a value rebound. We also continued to perform extensive research on the momentum theme, examining several variations that account for different security behaviors. At the beginning of February, we enhanced the momentum theme, eliminated the pure value theme, which was at a low weighting, and added a more defensively-oriented quality theme in the international equity sub-portfolio.


--------------------------------------------------------------------------------
10  RIVERSOURCE STRATEGIC ALLOCATION FUND -- 2009 ANNUAL REPORT

--------------------------------------------------------------------------------

Following a specific, disciplined process through the use of the sub-portfolios' various quantitative themes, we do not make sector or industry bets based on economic or equity market outlooks. That said, within the U.S. large-cap equity sub-portfolio, our quantitative themes led to a bias toward higher quality stocks within the S&P 500 Index, which helped the Fund's results. Conversely, the quantitative themes led to various sector weightings that, together, detracted from results. A significant allocation to consumer discretionary helped, but it was more than offset by the detracting effect of a sizable exposure to financials, the worst performing sector in the S&P 500 Index during the annual period, and having only a modest position in information technology, the only sector in the S&P 500 Index to generate a positive absolute return during the fiscal year. To a lesser degree, having only a small position in telecommunications, which outpaced the S&P 500 Index, also hurt. While security selection in materials, industrials, and energy and information technology helped, it was not enough to compensate for poor security selection in consumer discretionary, consumer staples, utilities, telecommunications, and financials. Positions in GILEAD SCIENCES (chosen by the momentum theme), MORGAN STANLEY (value), HOME DEPOT (value and quality), WAL-MART STORES (momentum and quality), and PFIZER (value and quality) particularly helped the Fund's performance. Positions in CITIGROUP (value), MCDONALD'S (momentum), CHEVRON (quality), ALLSTATE (value and quality), and PROCTER & GAMBLE (momentum) disappointed most. Within the Fund's U.S. large-cap equity sub-portfolio, we decreased exposure to materials and modestly increased exposure to utilities.

Within the U.S. small- and mid-cap equity sub-portfolios, both sector allocation and security selection decisions detracted. Having only modest exposure to information technology and materials, the strongest sectors of the benchmark index, and a more sizable position in energy, the weakest sector, detracted most from Fund performance. Security selection in health care, consumer discretionary, consumer staples and energy hurt as well. Lagging securities included MYRIAD GENETICS (momentum), GRANITE CONSTRUCTION (value), MAGELLAN HEALTH SERVICES (value), BRUNSWICK (value) and BASIC ENERGY SERVICES (value and momentum initially; subsequently sold). Unfortunately, these detracting factors more than outweighed the positive effects of sector positioning in consumer

--------------------------------------------------------------------------------
                 RIVERSOURCE STRATEGIC ALLOCATION FUND -- 2009 ANNUAL REPORT  11

MANAGER COMMENTARY (continued) -------------------------------------------------


discretionary and financials. Security selection within financials also boosted Fund results. Leading securities for the period included W.R. GRACE (value), SEAGATE TECHNOLOGY (value and momentum), WESTERN DIGITAL (value and momentum), ALASKA AIR GROUP (value), and COOPER TIRE & RUBBER (value). As a result of quantitative-theme-driven stock selection during the period, we increased exposure to the consumer staples and materials sectors and decreased exposure to industrials and information technology in the small-cap and mid-cap equity sub-portfolio.

Within the international large-cap sub-portfolio, country and regional allocation was positive, due primarily to a lesser exposure than its benchmark index to Japan. The currency effect, however, was negative, due to the Fund's modest position in the yen at the beginning of the annual period. Sector allocation overall within this sub-portfolio had a rather neutral effect on results, while stock selection detracted. A sizable allocation to financials hurt, offset by the positive contributions made by a significant exposure to energy and having only a small position in utilities. Security selection in consumer discretionary was very strong, but was offset by weak selection within financials, information technology, consumer staples and utilities. Individual positions in VOLKSWAGEN STAMM (momentum), UNICREDIT (quality-adjusted value), HONDA MOTOR (all themes), DEUTSCHE BANK (momentum and quality-adjusted value), and SWEDBANK (quality-adjusted value and value) helped the Fund's performance most. ROYAL BANK OF SCOTLAND (quality-adjusted value and value), ING GROEP (quality-adjusted value and value), TOYOTA MOTOR (quality-adjusted value and quality), HITACHI (momentum and quality-adjusted value), and ARCELORMITT (momentum) were among the biggest individual stock detractors during the period.

CHANGES TO THE FUND'S PORTFOLIO -- FIXED INCOME
Sector allocation overall within the fixed income sub-portfolio contributed positively to Fund results. In particular, having a sizable position in investment grade corporate bonds and exposure to high yield corporate bonds helped. Effective issue selection within the investment grade corporate bond sector also boosted results.

On the other hand, security selection within mortgage-backed securities (MBS) detracted, as the Fund had an emphasis on non-agency MBS vs. agency MBS. Such a tilt especially hurt during the fourth quarter of 2008

--------------------------------------------------------------------------------
12  RIVERSOURCE STRATEGIC ALLOCATION FUND -- 2009 ANNUAL REPORT

--------------------------------------------------------------------------------


when non-agency MBS underperformed agency MBS. Security selection within commercial mortgage-backed securities and Treasury Inflation Protected Securities (TIPS) further detracted. The Fund's short duration positioning, relative to the Barclays Index, also hurt performance, as interest rates declined over the period -- most substantially so in the fourth quarter of 2008. Duration is a measure of the Fund's sensitivity to changes in interest rates.

Within the fixed income sub-portfolio, we dramatically reduced exposure to non-agency MBS in favor of agency MBS. We also reduced allocations to commercial MBS, U.S. Treasury securities and TIPS and redeployed those assets into both high yield and investment grade corporate bonds. Toward the end of the annual period, we trimmed the sub-portfolio's allocation to high yield and investment grade corporate bonds, taking profits following these sectors' rally. Finally, we shifted duration from shorter than the Barclays Index to a rather neutral stance during the first quarter of 2009. By the end of the annual period, the Fund's fixed income sub-portfolio had a slightly longer duration than the Barclays Index, and we had implemented a yield curve flattening bias. Overall, the Fund's portfolio turnover rate for the annual period was 136%.*

OUR FUTURE STRATEGY...
At the end of September, our asset allocation models had a slight preference for equities over bonds. Within equities, the models had been favoring U.S. equities vs. international equities, as the U.S. was widely anticipated to outperform coming out of the recession. However, toward the end of the period, the models were moving back


  At the end of September, our asset allocation models favored a slight preference for equities over bonds.






--------------------------------------------------------------------------------
                 RIVERSOURCE STRATEGIC ALLOCATION FUND -- 2009 ANNUAL REPORT  13

MANAGER COMMENTARY (continued) -------------------------------------------------

toward international equities. Within U.S. large-cap equities, there was a greater bias toward value vs. growth stocks. Within fixed income, the Fund's sub-portfolio remained well diversified with exposure to TIPS, global bonds and high yield corporate bonds. We were systematically reducing the cash allocation in favor of areas with higher yields. We believe the Fund is cautiously positioned for further upside in the last months of 2009.

Going forward, we remain cautiously optimistic about the financial markets. At the end of the annual period, investor sentiment had improved, thanks to the strong equity rally. We were also encouraged by early signs that the recession may be ending and that economic recovery was finally taking shape. That said, volatility is likely to rise over the next few months, with profit taking and the bearish investors who want to see if the rally was for real. In our view, actual improvement is needed in both the economy and in corporate revenues to keep this market on its upward trend. We believe such a scenario may begin to be realized with the earnings season in the fourth quarter of 2009 and then build momentum into 2010.

The Fund's momentum and mean reversion asset allocation models held divergent views looking ahead. The momentum model, which is a shorter-term model, was favoring emerging market equities, high yield corporate bonds and developed international equities at the end of September. The mean reversion model was favoring cash, TIPS and U.S. large-cap equities.

....FOR EQUITIES
We believe the Fund's consistent, disciplined approach should benefit performance over the long term. We intend to maintain the high quality of the Fund's portfolios, while at the same time maintaining our style diversification.

Our focus going forward is to keep using our well-tested models and themes to identify strong stocks, regardless of market conditions. Clearly, we believe employing style diversification remains a critical advantage to the Fund. We will continue our strategy of monitoring weightings as a risk control, so that no individual security, industry or sector becomes too large within the Fund's portfolio.


--------------------------------------------------------------------------------
14  RIVERSOURCE STRATEGIC ALLOCATION FUND -- 2009 ANNUAL REPORT

--------------------------------------------------------------------------------

....FOR FIXED INCOME
We think there is still value in the non-Treasury sectors of the market, but, as indicated, we have materially scaled back significant allocations to investment grade and high yield corporate bonds, as these sectors have performed well year-to-date. Still, the Fund's fixed income sub-portfolio maintains its sizable exposure to investment grade corporate bonds, with an emphasis on utilities. We also intend to maintain the sub-portfolio's position in high yield corporate bonds, where we think valuations continue to warrant a position in select higher-quality names. We intend to increase the sub-portfolio's weighting to U.S. Treasury and government agency securities, which we currently find quite attractive, relative to short-maturity alternatives. As we expect slow growth and low inflation to be supportive of lower Treasury yields, we further expect to maintain duration neutral to slightly longer than that of the Barclays Index.

EQUITIES



Dimitris Bertsimas, PhD                  Gina Mourtzinou, PhD
Senior Portfolio Manager                 Portfolio Manager

Alexander Sauer-Budge, PhD               Steve Kokkotos, PhD
Portfolio Manager                        Portfolio Manager



FIXED INCOME



Tom Murphy, CFA(R)                       Scott Schroepfer, CFA(R)
Portfolio Manager                        Portfolio Manager

Todd White
Portfolio Manager



* A significant portion of the turnover was the result of "roll" transactions in the liquid derivatives and Treasury securities. In the derivative transactions, positions in expiring contracts are liquidated and simultaneously replaced with positions in new contracts with equivalent characteristics. In the Treasury transactions, existing holdings are sold to purchase newly issued securities with slightly longer maturity dates. Although these transactions affect the turnover rate of the portfolio, they do not change the risk exposure or result in material transactions costs. The remaining turnover resulted from strategic reallocations and relative value trading. After transaction costs, we expect this activity to enhance the returns on the overall Fund.


--------------------------------------------------------------------------------
                 RIVERSOURCE STRATEGIC ALLOCATION FUND -- 2009 ANNUAL REPORT  15

MANAGER COMMENTARY (continued) -------------------------------------------------

Any specific securities mentioned are for illustrative purposes only and are not a complete list of securities that have increased or decreased in value. The views expressed in this statement reflect those of the portfolio manager(s) only through the end of the period of the report as stated on the cover and do not necessarily represent the views of RiverSource Investments, LLC (RiverSource) or any subadviser to the Fund or any other person in the RiverSource or subadviser organizations. Any such views are subject to change at any time based upon market or other conditions and RiverSource disclaims any responsibility to update such views. These views may not be relied on as investment advice and, because investment decisions for a fund in the RiverSource Family of Funds are based on numerous factors, may not be relied on as an indication of trading intent on behalf of any fund in the RiverSource Family of Funds.


--------------------------------------------------------------------------------
16  RIVERSOURCE STRATEGIC ALLOCATION FUND -- 2009 ANNUAL REPORT

                        THIS PAGE LEFT BLANK INTENTIONALLY

THE FUND'S LONG-TERM PERFORMANCE -----------------------------------------------

The chart on the facing page illustrates the total value of an assumed $10,000 investment in RiverSource Strategic Allocation Fund Class A shares (from 10/1/99 to 9/30/2009) as compared to the performance of two widely cited performance indices, the Standard & Poor's 500 Index and the Lipper Flexible Portfolio Funds Index as well as a Blended Index consisting of the Standard & Poor's 500 Index, the Barclays Capital U.S. Aggregate Bond Index and the Morgan Stanley Capital International (MSCI) EAFE Index. In comparing the Fund's Class A shares to these indices, you should take into account the fact that the Fund's performance reflects the maximum initial sales charge of 5.75%, while such charges are not reflected in the performance of the indices. Returns for the Fund include the reinvestment of any distributions paid during each period.

The performance information shown represents past performance and is not a guarantee of future results. The table below and the chart on the facing page do not reflect the deduction of taxes that a shareholder would pay on fund distributions or the redemption of fund shares. The investment return and principal value of your investment will fluctuate so that your shares, when redeemed, may be worth more or less than their original cost. Current performance may be lower or higher than the performance information shown. You may obtain performance information current to the most recent month-end by contacting your financial intermediary or visiting riversource.com/funds. Also see "Past Performance" in the Fund's current prospectus.

COMPARATIVE RESULTS
--------------------------------------------------------------------------------

Results at Sept. 30, 2009
                                                     1 YEAR   3 YEARS   5 YEARS   10 YEARS
RIVERSOURCE STRATEGIC ALLOCATION FUND
(INCLUDES SALES CHARGE)
Class A Cumulative value of $10,000                  $9,206    $8,589   $10,930    $11,722
------------------------------------------------------------------------------------------
     Average annual total return                     -7.94%    -4.94%    +1.79%     +1.60%
------------------------------------------------------------------------------------------
S&P 500 INDEX(1)
     Cumulative value of $10,000                     $9,309    $8,458   $10,518     $9,849
------------------------------------------------------------------------------------------
     Average annual total return                     -6.91%    -5.43%    +1.02%     -0.15%
------------------------------------------------------------------------------------------
BLENDED INDEX(2)
     Cumulative value of $10,000                    $10,240   $10,008   $12,077    $13,773
------------------------------------------------------------------------------------------
     Average annual total return                     +2.40%    +0.03%    +3.85%     +3.25%
------------------------------------------------------------------------------------------
BARCLAYS CAPITAL U.S. AGGREGATE BOND INDEX(3)
     Cumulative value of $10,000                    $11,056   $12,048   $12,839    $18,414
------------------------------------------------------------------------------------------
     Average annual total return                    +10.56%    +6.41%    +5.13%     +6.30%
------------------------------------------------------------------------------------------
MSCI EAFE INDEX(4)
     Cumulative value of $10,000                    $10,380    $9,093   $13,744    $13,394
------------------------------------------------------------------------------------------
     Average annual total return                     +3.80%    -3.12%    +6.57%     +2.97%
------------------------------------------------------------------------------------------
LIPPER FLEXIBLE PORTFOLIO FUNDS INDEX(5)
     Cumulative value of $10,000                    $10,289   $10,097   $12,311    $13,057
------------------------------------------------------------------------------------------
     Average annual total return                     +2.89%    +0.32%    +4.25%     +2.70%
------------------------------------------------------------------------------------------


Results for other share classes can be found on page 4.


--------------------------------------------------------------------------------
18  RIVERSOURCE STRATEGIC ALLOCATION FUND -- 2009 ANNUAL REPORT

--------------------------------------------------------------------------------

(VALUE OF A HYPOTHETICAL $10,000 INVESTMENT IN RIVERSOURCE STRATEGIC ALLOCATION FUND LINE GRAPH)

                RIVERSOURCE STRATEGIC
                   ALLOCATION FUND
                       CLASS A                                                    BARCLAYS CAPITAL
                   (INCLUDES SALES            S&P 500                              U.S. AGGREGATE         MSCI EAFE
                       CHARGE)                INDEX(1)        BLENDED INDEX(2)      BOND INDEX(3)          INDEX(4)
                ---------------------    -----------------    ----------------    ----------------    ------------------
9/99                   $ 9,425                 $10,000             $10,000             $10,000              $10,000
12/99                   10,290                  11,488              10,905               9,988               11,705
3/00                    10,494                  11,751              11,126              10,208               11,700
6/00                    10,367                  11,439              11,005              10,386               11,243
9/00                    10,418                  11,328              10,959              10,699               10,342
12/00                    9,896                  10,442              10,709              11,149               10,072
3/01                     9,180                   9,204              10,036              11,487                8,696
6/01                     9,595                   9,743              10,316              11,552                8,621
9/01                     8,709                   8,313               9,581              12,085                7,418
12/01                    9,389                   9,201              10,141              12,090                7,936
3/02                     9,413                   9,226              10,181              12,102                7,981
6/02                     8,720                   7,990               9,662              12,549                7,827
9/02                     7,713                   6,610               8,768              13,124                6,286
12/02                    8,207                   7,167               9,255              13,330                6,693
3/03                     8,017                   6,942               9,060              13,516                6,149
6/03                     8,873                   8,010              10,033              13,854                7,352
9/03                     9,010                   8,222              10,272              13,834                7,954
12/03                    9,827                   9,223              11,099              13,877                9,315
3/04                    10,129                   9,380              11,376              14,246                9,725
6/04                    10,143                   9,541              11,359              13,898                9,768
9/04                    10,108                   9,363              11,405              14,343                9,746
12/04                   11,098                  10,227              12,177              14,479               11,243
3/05                    10,961                  10,007              12,037              14,410               11,232
6/05                    11,155                  10,144              12,244              14,843               11,148
9/05                    11,705                  10,510              12,599              14,743               12,311
12/05                   11,918                  10,729              12,828              14,831               12,818
3/06                    12,639                  11,181              13,217              14,735               14,033
6/06                    12,359                  11,020              13,148              14,724               14,165
9/06                    12,861                  11,644              13,763              15,285               14,729
12/06                   13,843                  12,424              14,456              15,474               16,261
3/07                    14,121                  12,504              14,676              15,706               16,935
6/07                    14,944                  13,289              15,205              15,625               18,065
9/07                    15,173                  13,558              15,574              16,070               18,468
12/07                   14,796                  13,107              15,488              16,552               18,153
3/08                    13,451                  11,869              14,751              16,911               16,551
6/08                    13,244                  11,545              14,485              16,738               16,232
9/08                    12,001                  10,579              13,450              16,656               12,904
12/08                   10,327                   8,257              11,907              17,419               10,336
3/09                     9,448                   7,348              11,084              17,439                8,905
6/09                    10,438                   8,519              12,371              17,750               11,207
9/09                    11,722                   9,849              13,773              18,414               13,394
                  LIPPER FLEXIBLE
                  PORTFOLIO FUNDS
                      INDEX(5)
                ------------------
9/99                  $10,000
12/99                  10,789
3/00                   11,056
6/00                   10,903
9/00                   11,066
12/00                  10,720
3/01                    9,840
6/01                   10,255
9/01                    9,228
12/01                   9,947
3/02                    9,946
6/02                    9,089
9/02                    8,022
12/02                   8,484
3/03                    8,309
6/03                    9,310
9/03                    9,554
12/03                  10,438
3/04                   10,685
6/04                   10,673
9/04                   10,607
12/04                  11,430
3/05                   11,256
6/05                   11,388
9/05                   11,923
12/05                  12,155
3/06                   12,693
6/06                   12,528
9/06                   12,932
12/06                  13,707
3/07                   13,945
6/07                   14,637
9/07                   15,050
12/07                  15,019
3/08                   14,247
6/08                   14,321
9/08                   12,690
12/08                  10,510
3/09                   10,007
6/09                   11,308
9/09                   13,057




(1) The Standard & Poor's 500 Index (S&P 500 Index), an unmanaged index of common stocks, is frequently used as a general measure of market performance. The index reflects reinvestment of all distributions and changes in market prices.
(2) The Blended Index consists of 45% S&P 500 Index, 40% Barclays Capital U.S. Aggregate Bond Index and 15% MSCI EAFE Index. The Barclays Capital U.S. Aggregate Bond Index and the MSCI EAFE Index are shown because they are separate components of the Blended Index.
(3) The Barclays Capital U.S. Aggregate Bond Index, an unmanaged index, is made up of a representative list of government, corporate, asset-backed and mortgage-backed securities. The index is frequently used as a general measure of bond market performance. The index reflects reinvestment of all distributions and changes in market prices.
(4) The Morgan Stanley Capital International (MSCI) EAFE Index, an unmanaged index, is compiled from a composite of securities markets of Europe, Australia and the Far East. The index is widely recognized by investors in foreign markets as the measurement index for portfolios of non-North American securities. The index reflects reinvestment of all distributions and changes in market prices.
(5) The Lipper Flexible Portfolio Funds Index includes the 30 largest flexible portfolio funds tracked by Lipper Inc. The index's returns include net reinvested dividends. The Fund's performance is currently measured against this index for purposes of determining the performance incentive adjustment.


--------------------------------------------------------------------------------
                 RIVERSOURCE STRATEGIC ALLOCATION FUND -- 2009 ANNUAL REPORT  19

FUND EXPENSES EXAMPLE ----------------------------------------------------------
(UNAUDITED)

As a shareholder of the Fund, you incur two types of costs: (1) transaction costs, including sales charges (loads) on purchase payments; and (2) ongoing costs, which may include management fees; distribution and service (12b-1) fees; and other Fund fees and expenses. This example is intended to help you understand your ongoing costs (in dollars) of investing in the Fund and to compare these costs with the ongoing costs of investing in other mutual funds. In addition to the ongoing expenses which the Fund bears directly, the Fund's shareholders indirectly bear the ongoing expenses of any funds in which the Fund invests (also referred to as "acquired funds"), including affiliated and non-affiliated pooled investment vehicles (including mutual funds and exchange traded funds). The Fund's indirect expense from investing in the acquired funds is based on the Fund's pro rata portion of the ongoing expenses charged by acquired funds using the expense ratio of each of the acquired funds as of the acquired fund's most recent shareholder report.

The example is based on an investment of $1,000 invested at the beginning of the period and held for the six months ended Sept. 30, 2009.

ACTUAL EXPENSES
The first line of the table provides information about actual account values and actual expenses. You may use the information in this line, together with the amount you invested, to estimate the expenses that you paid over the period. Simply divide your account value by $1,000 (for example, an $8,600 account value divided by $1,000 = 8.6), then multiply the result by the number in the first line under the heading titled "Expenses paid during the period" to estimate the expenses you paid on your account during this period.

HYPOTHETICAL EXAMPLE FOR COMPARISON PURPOSES
The second line of the table provides information about hypothetical account values and hypothetical expenses based on the Fund's actual expense ratio and an assumed rate of return of 5% per year before expenses, which is not the Fund's actual return. The hypothetical account values and expenses may not be used to estimate the actual ending account balance or expenses you paid for the period. You may use this information to compare the ongoing costs of investing in the Fund and other funds. To do so, compare this 5% hypothetical example with the 5% hypothetical examples that appear in the shareholder reports of the other funds.

Please note that the expenses shown in the table are meant to highlight your ongoing costs only and do not reflect any transactional costs, such as sales charges (loads). Therefore, the second line of the table is useful in comparing ongoing costs only, and will not help you determine the relative total costs of owning different funds. In addition, if these transactional costs were included, your costs would have been higher.


--------------------------------------------------------------------------------
20  RIVERSOURCE STRATEGIC ALLOCATION FUND -- 2009 ANNUAL REPORT

--------------------------------------------------------------------------------

                                  BEGINNING        ENDING         EXPENSES
                                ACCOUNT VALUE   ACCOUNT VALUE   PAID DURING     ANNUALIZED
                                APRIL 1, 2009  SEPT. 30, 2009  THE PERIOD(a)  EXPENSE RATIO
-------------------------------------------------------------------------------------------
Class A
-------------------------------------------------------------------------------------------
  Actual(b)                         $1,000        $1,240.70        $ 6.12         1.09%
-------------------------------------------------------------------------------------------
  Hypothetical
  (5% return before expenses)       $1,000        $1,019.60        $ 5.52         1.09%
-------------------------------------------------------------------------------------------

Class B
-------------------------------------------------------------------------------------------
  Actual(b)                         $1,000        $1,236.30        $10.37         1.85%
-------------------------------------------------------------------------------------------
  Hypothetical
  (5% return before expenses)       $1,000        $1,015.79        $ 9.35         1.85%
-------------------------------------------------------------------------------------------

Class C
-------------------------------------------------------------------------------------------
  Actual(b)                         $1,000        $1,236.20        $10.37         1.85%
-------------------------------------------------------------------------------------------
  Hypothetical
  (5% return before expenses)       $1,000        $1,015.79        $ 9.35         1.85%
-------------------------------------------------------------------------------------------

Class I
-------------------------------------------------------------------------------------------
  Actual(b)                         $1,000        $1,242.10        $ 3.48          .62%
-------------------------------------------------------------------------------------------
  Hypothetical
  (5% return before expenses)       $1,000        $1,021.96        $ 3.14          .62%
-------------------------------------------------------------------------------------------

Class R2
-------------------------------------------------------------------------------------------
  Actual(b)                         $1,000        $1,237.50        $ 7.74         1.38%
-------------------------------------------------------------------------------------------
  Hypothetical
  (5% return before expenses)       $1,000        $1,018.15        $ 6.98         1.38%
-------------------------------------------------------------------------------------------

Class R3
-------------------------------------------------------------------------------------------
  Actual(b)                         $1,000        $1,239.10        $ 6.29         1.12%
-------------------------------------------------------------------------------------------
  Hypothetical
  (5% return before expenses)       $1,000        $1,019.45        $ 5.67         1.12%
-------------------------------------------------------------------------------------------

Class R4
-------------------------------------------------------------------------------------------
  Actual(b)                         $1,000        $1,239.90        $ 5.11(c)       .91%
-------------------------------------------------------------------------------------------
  Hypothetical
  (5% return before expenses)       $1,000        $1,020.51        $ 4.61(c)       .91%
-------------------------------------------------------------------------------------------



--------------------------------------------------------------------------------
                 RIVERSOURCE STRATEGIC ALLOCATION FUND -- 2009 ANNUAL REPORT  21

FUND EXPENSES EXAMPLE (continued) ----------------------------------------------

                                  BEGINNING        ENDING         EXPENSES
                                ACCOUNT VALUE   ACCOUNT VALUE   PAID DURING     ANNUALIZED
                                APRIL 1, 2009  SEPT. 30, 2009  THE PERIOD(a)  EXPENSE RATIO
-------------------------------------------------------------------------------------------
Class R5
-------------------------------------------------------------------------------------------
  Actual(b)                         $1,000        $1,241.90        $ 3.65          .65%
-------------------------------------------------------------------------------------------
  Hypothetical
  (5% return before expenses)       $1,000        $1,021.81        $ 3.29          .65%
-------------------------------------------------------------------------------------------


(a) Expenses are equal to the Fund's annualized expense ratio as indicated above, multiplied by the average account value over the period, multiplied by 183/365 (to reflect the one-half year period).

(b) Based on the actual return for the six months ended Sept. 30, 2009: +24.07% for Class A, +23.63% for Class B, +23.62% for Class C, +24.21% for Class I, +23.75% for Class R2, +23.91% for Class R3, +23.99% for Class R4 and +24.19%
    for Class R5.

(c) The Investment Manager and its affiliates had contractually agreed to waive certain fees and to absorb certain expenses until Sept. 30, 2009, such that net expenses (excluding fees and expenses of acquired funds), before giving effect to any performance incentive adjustment, would not exceed 0.96% for Class R4. Had this agreement not been in effect for the entire six month period ended Sept. 30, 2009, the actual expenses paid would have been $5.22 and the hypothetical expenses paid would have been $4.71 for Class R4.


--------------------------------------------------------------------------------
22  RIVERSOURCE STRATEGIC ALLOCATION FUND -- 2009 ANNUAL REPORT

PORTFOLIO OF INVESTMENTS -------------------------------------------------------

SEPT. 30, 2009
(Percentages represent value of investments compared to net assets)

INVESTMENTS IN SECURITIES


COMMON STOCKS (68.2%)
ISSUER                                                 SHARES                VALUE(a)
AEROSPACE & DEFENSE (0.9%)
American Science & Engineering                           1,507               $102,536
Boeing                                                  25,930(o)           1,404,110
Ceradyne                                                11,940(b,o)           218,860
Cubic                                                    3,434                135,540
General Dynamics                                        70,484              4,553,266
Goodrich                                                15,728                854,660
Northrop Grumman                                        48,027              2,485,397
Spirit AeroSystems Holdings Cl A                         7,031(b,o)           126,980
United Technologies                                     17,626(o)           1,073,952
                                                                      ---------------
Total                                                                      10,955,301
-------------------------------------------------------------------------------------

AIR FREIGHT & LOGISTICS (0.2%)
Air Transport Services Group                            15,567(b)              53,862
Atlas Air Worldwide Holdings                             2,238(b,o)            71,549
CH Robinson Worldwide                                   20,775(o)           1,199,756
FedEx                                                   14,408(o)           1,083,770
                                                                      ---------------
Total                                                                       2,408,937
-------------------------------------------------------------------------------------

AIRLINES (0.2%)
Air France-KLM                                          14,656(b,c,o)         266,324
Alaska Air Group                                         7,912(b,o)           211,962
Allegiant Travel                                         4,090(b,o)           155,788
AMR                                                     11,255(b)              89,477
Continental Airlines Cl B                                6,590(b,o)           108,340
Delta Air Lines                                         25,634(b)             229,681
Deutsche Lufthansa                                      12,414(c)             219,953
Hawaiian Holdings                                       19,809(b,o)           163,622
Qantas Airways                                          17,440(c)              43,993
Singapore Airlines                                      29,533(c)             288,979
SkyWest                                                 26,552(o)             440,233
Southwest Airlines                                      13,955                133,968
                                                                      ---------------
Total                                                                       2,352,320
-------------------------------------------------------------------------------------

AUTO COMPONENTS (0.2%)
Aisin Seiki                                              2,300(c)              56,117
ArvinMeritor                                             7,902                 61,794
Autoliv                                                  7,280(c,o)           244,608
Bridgestone                                              5,300(c)              95,125
Cooper Tire & Rubber                                    18,286                321,468
Dana Holding                                            19,783(b,o)           134,722
DENSO                                                   13,800(c,o)           405,887
Exide Technologies                                      16,011(b,o)           127,608
Goodyear Tire & Rubber                                  14,908(b,o)           253,883
Michelin Series B                                        1,676(c,o)           131,460
Spartan Motors                                          15,310                 78,693
Tenneco                                                  7,461(b,o)            97,291
                                                                      ---------------
Total                                                                       2,008,656
-------------------------------------------------------------------------------------

AUTOMOBILES (0.7%)
BMW                                                     12,520(c,o)           573,029
Daimler                                                  3,206(c,o)           161,383
Ford Motor                                             470,218(b,o)         3,390,272
Fuji Heavy Inds                                         16,000(c,o)            62,211
Harley-Davidson                                         57,492(o)           1,322,316
Honda Motor                                             32,500(c,o)         1,001,153
Nissan Motor                                            35,800(c)             242,099
Peugeot                                                  5,762(b,c)           175,647
Renault                                                  6,028(b,c)           281,035
Toyota Motor                                            44,400(c)           1,765,929
Volkswagen                                               1,730(c)             201,455
Yamaha Motor                                             8,800(c,o)           108,531
                                                                      ---------------
Total                                                                       9,285,060
-------------------------------------------------------------------------------------

BEVERAGES (1.4%)
Anheuser-Busch InBev                                    10,686(c)             487,880
Brown-Forman Cl B                                       10,954                528,202
Coca-Cola                                              166,039(o)           8,916,294
Coca-Cola Amatil                                        10,589(c)              91,622
Coca-Cola Enterprises                                   81,609(o)           1,747,249
Foster's Group                                          16,051(c)              78,572
Hansen Natural                                           2,356(b,o)            86,559
Pepsi Bottling Group                                    34,937              1,273,104
PepsiCo                                                 83,330(o)           4,888,138
SABMiller                                                9,933(c)             239,520
                                                                      ---------------
Total                                                                      18,337,140
-------------------------------------------------------------------------------------



                             See accompanying Notes to Portfolio of Investments.

--------------------------------------------------------------------------------
                 RIVERSOURCE STRATEGIC ALLOCATION FUND -- 2009 ANNUAL REPORT  23

PORTFOLIO OF INVESTMENTS (continued) -------------------------------------------

COMMON STOCKS (CONTINUED)
ISSUER                                                 SHARES                VALUE(a)

BIOTECHNOLOGY (1.0%)
Amgen                                                  161,626(b)          $9,734,734
Biogen Idec                                             30,364(b)           1,533,989
Cephalon                                                14,624(b,o)           851,702
CSL                                                      5,250(c)             154,938
Dendreon                                                 3,196(b)              89,456
Isis Pharmaceuticals                                    20,487(b,o)           298,496
Myriad Genetics                                          8,133(b)             222,844
Onyx Pharmaceuticals                                     1,860(b)              55,744
PDL BioPharma                                           12,619(o)              99,438
Vertex Pharmaceuticals                                   3,192(b,o)           120,977
                                                                      ---------------
Total                                                                      13,162,318
-------------------------------------------------------------------------------------

BUILDING PRODUCTS (0.1%)
Apogee Enterprises                                       7,126(o)             107,033
Compagnie de Saint-Gobain                                6,084(c,o)           315,557
Insteel Inds                                             7,924(o)              94,692
Masco                                                   13,813                178,464
                                                                      ---------------
Total                                                                         695,746
-------------------------------------------------------------------------------------

CAPITAL MARKETS (2.2%)
3i Group                                                20,588(c)              94,947
Bank of New York Mellon                                135,130              3,917,419
BGC Partners Cl A                                       23,301(o)              99,728
Credit Suisse Group                                      8,241(c,o)           457,330
Deutsche Bank                                            9,089(c,o)           697,419
GFI Group                                               16,525                119,476
Goldman Sachs Group                                     50,970              9,396,320
Greenhill & Co                                           2,594(o)             232,371
Knight Capital Group Cl A                                4,423(b,o)            96,200
Macquarie Group                                          2,196(c,o)           113,870
MF Global                                               16,536(b,c)           120,217
Morgan Stanley                                         305,575(o)           9,436,155
MVC Capital                                             10,965(o)              96,273
Oppenheimer Holdings Cl A                                2,031                 49,455
optionsXpress Holdings                                   4,765(o)              82,339
Penson Worldwide                                         9,074(b,o)            88,381
Prospect Capital                                         4,207(o)              45,057
State Street                                            43,605              2,293,623
SWS Group                                                7,683(o)             110,635
T Rowe Price Group                                       2,293(o)             104,790
                                                                      ---------------
Total                                                                      27,652,005
-------------------------------------------------------------------------------------

CHEMICALS (1.0%)
Air Products & Chemicals                                10,584                821,107
Ashland                                                  2,188                 94,565
Calgon Carbon                                            3,183(b,o)            47,204
Celanese Series A                                        3,412                 85,300
CF Inds Holdings                                        12,228              1,054,420
Dow Chemical                                           210,428              5,485,858
Eastman Chemical                                         1,740                 93,160
Innophos Holdings                                        5,347                 98,920
Koninklijke DSM                                          6,704(c)             280,036
Mitsubishi Chemical Holdings                            17,500(c)              72,723
Mitsui Chemicals                                        17,000(c,o)            60,607
NewMarket                                                  933                 86,806
Olin                                                    13,624(o)             237,603
OM Group                                                13,582(b,o)           412,757
PPG Inds                                                25,942              1,510,084
Scotts Miracle-Gro Cl A                                  2,277(o)              97,797
Shin-Etsu Chemical                                       5,300(c)             325,939
Sigma-Aldrich                                           16,483(o)             889,752
Solutia                                                 11,845(b,o)           137,165
Solvay                                                     708(c)              73,495
Terra Inds                                               5,902(o)             204,622
WR Grace & Co                                           33,268(b,o)           723,246
Yara Intl                                                2,350(c,o)            73,998
                                                                      ---------------
Total                                                                      12,967,164
-------------------------------------------------------------------------------------

COMMERCIAL BANKS (2.9%)
Banca Monte dei Paschi di Siena                        127,391(c,o)           272,496
BancFirst                                                2,270(o)              83,831
Banco Bilbao Vizcaya Argentaria                         25,900(c)             459,657
Banco Popolare                                           7,129(b,c,o)          68,371
Banco Santander                                         80,215(c)           1,290,987
Barclays                                               218,117(c)           1,289,627
BB&T                                                    40,472              1,102,457
BNP Paribas                                             15,213(c,o)         1,215,293
Comerica                                                30,301(o)             899,031
Commerzbank                                              8,125(b,c,o)         103,007
Commonwealth Bank of Australia                          10,978(c)             501,080
Credit Agricole                                         17,568(c,o)           367,049
Danske Bank                                              9,032(b,c)           236,596
Dexia                                                   11,690(b,c)           107,753
DNB NOR                                                 27,900(b,c,o)         323,288
Fifth Third Bancorp                                    156,684(o)           1,587,209
First Horizon Natl                                      80,164(b)           1,060,567


See accompanying Notes to Portfolio of Investments.

--------------------------------------------------------------------------------
24  RIVERSOURCE STRATEGIC ALLOCATION FUND -- 2009 ANNUAL REPORT

--------------------------------------------------------------------------------

COMMON STOCKS (CONTINUED)
ISSUER                                                 SHARES                VALUE(a)
COMMERCIAL BANKS (CONT.)
Hang Seng Bank                                           3,500(c)             $50,445
HSBC Holdings                                           25,727(c)             294,357
Huntington Bancshares                                   90,824(o)             427,781
Intesa Sanpaolo                                         20,191(c,o)            71,712
KeyCorp                                                171,227              1,112,976
Lloyds Banking Group                                   348,130(c)             576,890
Marshall & Ilsley                                       68,519(o)             552,948
Natixis                                                 25,919(b,c)           156,239
Natl Australia Bank                                      6,399(c)             173,609
Natl Bank of Greece                                      6,603(b,c)           236,691
Nordea Bank                                             33,383(c,o)           336,284
Oversea-Chinese Banking                                 15,000(c)              83,612
PNC Financial Services Group                           128,124(o)           6,225,544
Resona Holdings                                          4,600(c)              59,192
Royal Bank of Scotland Group                           340,730(b,c)           288,303
Skandinaviska Enskilda Banken Series A                  14,104(b,c)            95,123
Societe Generale                                         2,287(c,o)           184,036
Standard Chartered                                       7,227(c)             178,080
SunTrust Banks                                         114,041(o)           2,571,625
SVB Financial Group                                      2,448(b,o)           105,925
Svenska Handelsbanken Series A                           3,528(c)              90,114
Swedbank                                                30,695(b,c,o)         292,910
TowneBank                                                7,475(o)              95,306
Trustmark                                                5,347(o)             101,860
UMB Financial                                            2,072(o)              83,792
UniCredit                                              250,359(b,c)           978,021
Unione di Banche Italiane                                2,728(c,o)            41,869
Wells Fargo & Co                                       376,542(o)          10,610,953
Zions Bancorporation                                     6,268(o)             112,636
                                                                      ---------------
Total                                                                      37,157,132
-------------------------------------------------------------------------------------

COMMERCIAL SERVICES & SUPPLIES (0.2%)
Brink's                                                  2,671                 71,877
Dai Nippon Printing                                     19,000(c)             261,634
GeoEye                                                   3,679(b,o)            98,597
Healthcare Services Group                                3,687(o)              67,693
Herman Miller                                            6,332(o)             107,074
HNI                                                      5,954(o)             140,514
Kimball Intl Cl B                                       14,923(o)             113,862
Rollins                                                  5,138(o)              96,851
RR Donnelley & Sons                                     41,819                889,073
Steelcase Cl A                                          19,752(o)             122,660
United Stationers                                        4,721(b,o)           224,767
Viad                                                     5,933                118,126
                                                                      ---------------
Total                                                                       2,312,728
-------------------------------------------------------------------------------------

COMMUNICATIONS EQUIPMENT (0.8%)
3Com                                                   109,768(b)             574,087
ARRIS Group                                              8,624(b,o)           112,198
Cisco Systems                                          138,083(b)           3,250,474
Loral Space & Communications                             1,467(b,o)            40,313
Motorola                                                75,351                647,265
NETGEAR                                                  7,718(b,o)           141,625
Nokia                                                   40,795(c)             599,855
QUALCOMM                                                87,855              3,951,718
Starent Networks                                         8,642(b,o)           219,680
Telefonaktiebolaget LM Ericsson Series B                21,629(c,o)           217,259
Tellabs                                                108,592(b)             751,457
                                                                      ---------------
Total                                                                      10,505,931
-------------------------------------------------------------------------------------

COMPUTERS & PERIPHERALS (3.8%)
Apple                                                   90,345(b,o)        16,747,253
Dell                                                   282,002(b)           4,303,351
Hewlett-Packard                                         80,333              3,792,521
IBM                                                    151,334             18,101,059
Lexmark Intl Cl A                                       51,699(b,o)         1,113,596
NCR                                                      9,273(b,o)           128,153
Novatel Wireless                                        10,306(b,o)           117,076
SanDisk                                                  8,348(b,o)           181,152
Seagate Technology                                      41,594(c)             632,645
Teradata                                                14,764(b)             406,305
Western Digital                                         78,722(b)           2,875,715
                                                                      ---------------
Total                                                                      48,398,826
-------------------------------------------------------------------------------------

CONSTRUCTION & ENGINEERING (0.2%)
Comfort Systems USA                                      5,733(o)              66,445
Dycom Inds                                               3,046(b,o)            37,466
EMCOR Group                                             13,189(b)             333,945
Fluor                                                   22,179(o)           1,127,802
Granite Construction                                     7,451(o)             230,534
KBR                                                      9,150                213,104
Layne Christensen                                        2,216(b,o)            71,023
Michael Baker                                            3,522(b,o)           127,989
Tutor Perini                                            11,926(b,o)           254,024
                                                                      ---------------
Total                                                                       2,462,332
-------------------------------------------------------------------------------------



                             See accompanying Notes to Portfolio of Investments.

--------------------------------------------------------------------------------
                 RIVERSOURCE STRATEGIC ALLOCATION FUND -- 2009 ANNUAL REPORT  25

PORTFOLIO OF INVESTMENTS (continued) -------------------------------------------

COMMON STOCKS (CONTINUED)
ISSUER                                                 SHARES                VALUE(a)

CONSTRUCTION MATERIALS (0.1%)
CRH                                                     12,976(c)            $358,915
Lafarge                                                  2,920(c,o)           261,248
Vulcan Materials                                        12,928(o)             699,016
                                                                      ---------------
Total                                                                       1,319,179
-------------------------------------------------------------------------------------

CONSUMER FINANCE (0.4%)
Advance America Cash Advance Centers                    14,112(o)              79,027
American Express                                        53,875(o)           1,826,363
Capital One Financial                                   66,833(o)           2,387,943
Discover Financial Services                             27,899                452,801
SLM                                                     71,359(b,o)           622,250
                                                                      ---------------
Total                                                                       5,368,384
-------------------------------------------------------------------------------------

CONTAINERS & PACKAGING (--%)
Ball                                                     9,516                468,187
Toyo Seikan Kaisha                                       6,100(c,o)           117,367
                                                                      ---------------
Total                                                                         585,554
-------------------------------------------------------------------------------------

DISTRIBUTORS (--%)
Genuine Parts                                           11,703                445,416
-------------------------------------------------------------------------------------

DIVERSIFIED CONSUMER SERVICES (0.2%)
Apollo Group Cl A                                       22,555(b)           1,661,626
Career Education                                         4,257(b,o)           103,786
Corinthian Colleges                                      9,379(b,o)           174,074
H&R Block                                               28,936                531,844
ITT Educational Services                                   898(b,o)            99,148
Regis                                                    6,163                 95,527
                                                                      ---------------
Total                                                                       2,666,005
-------------------------------------------------------------------------------------

DIVERSIFIED FINANCIAL SERVICES (3.6%)
Australian Stock Exchange                                3,264(c)             101,337
Bank of America                                      1,499,598             25,373,198
CIT Group                                               87,918(o)             106,381
Citigroup                                            1,343,954              6,504,737
Deutsche Boerse                                          2,828(c)             231,087
Groupe Bruxelles Lambert                                 1,450(c)             133,909
Hong Kong Exchanges and Clearing                         7,800(c)             141,406
ING Groep                                               33,683(b,c)           601,235
IntercontinentalExchange                                13,191(b,o)         1,282,033
Investor Cl B                                           15,795(c)             288,418
JPMorgan Chase & Co                                    248,108             10,872,093
NASDAQ OMX Group                                        22,399(b)             471,499
                                                                      ---------------
Total                                                                      46,107,333
-------------------------------------------------------------------------------------

DIVERSIFIED TELECOMMUNICATION SERVICES (1.9%)
AT&T                                                   272,651              7,364,304
Belgacom                                                 6,784(c,o)           264,221
CenturyTel                                              69,548              2,336,813
Deutsche Telekom                                        45,391(c,o)           619,619
France Telecom                                          25,961(c,o)           691,490
Koninklijke (Royal) KPN                                  3,070(c)              50,914
Neutral Tandem                                           4,004(b,o)            91,131
Nippon Telegraph & Telephone                             4,400(c)             203,924
Qwest Communications Intl                              280,360(o)           1,068,172
SingTel                                                110,000(c)             253,855
Swisscom                                                   285(c)             101,978
Telecom Italia                                         432,118(c)             615,258
Telefonica                                              66,116(c)           1,823,924
Telstra                                                 75,205(c)             216,904
Verizon Communications                                 305,249              9,239,886
                                                                      ---------------
Total                                                                      24,942,393
-------------------------------------------------------------------------------------

ELECTRIC UTILITIES (0.9%)
Cheung Kong Infrastructure Holdings                     34,000(c,o)           121,523
CLP Holdings                                            62,500(c)             424,194
Edison Intl                                             33,374              1,120,699
Enel                                                    72,789(c)             461,933
FirstEnergy                                             45,261              2,069,333
Hongkong Electric Holdings                              51,000(c)             279,677
Northeast Utilities                                     36,345(o)             862,830
Pinnacle West Capital                                    2,440(o)              80,081
Progress Energy                                         53,831(o)           2,102,639
Southern                                               124,916              3,956,089
                                                                      ---------------
Total                                                                      11,478,998
-------------------------------------------------------------------------------------

ELECTRICAL EQUIPMENT (0.2%)
Emerson Electric                                        37,081              1,486,206
EnerSys                                                  2,405(b)              53,199
General Cable                                            4,164(b,o)           163,021
GrafTech Intl                                           23,216(b,o)           341,275
Vestas Wind Systems                                      1,490(b,c)           107,719
                                                                      ---------------
Total                                                                       2,151,420
-------------------------------------------------------------------------------------



See accompanying Notes to Portfolio of Investments.

--------------------------------------------------------------------------------
26  RIVERSOURCE STRATEGIC ALLOCATION FUND -- 2009 ANNUAL REPORT

--------------------------------------------------------------------------------

COMMON STOCKS (CONTINUED)
ISSUER                                                 SHARES                VALUE(a)

ELECTRONIC EQUIPMENT, INSTRUMENTS & COMPONENTS (0.7%)
Anixter Intl                                             9,031(b,o)          $362,233
Arrow Electronics                                       10,691(b)             300,952
Avnet                                                   11,025(b)             286,319
Benchmark Electronics                                   20,247(b)             364,446
Corning                                                248,767              3,808,624
FUJIFILM Holdings                                        9,200(c)             275,716
Hitachi                                                 13,000(c)              39,974
Ingram Micro Cl A                                       12,895(b)             217,281
Insight Enterprises                                     14,863(b)             181,477
Jabil Circuit                                           11,452                153,571
Kyocera                                                  3,400(c)             315,534
Methode Electronics                                      8,045(o)              69,750
Murata Mfg                                               5,600(c,o)           265,778
Plexus                                                   4,102(b,o)           108,047
SYNNEX                                                   4,265(b,o)           129,997
TDK                                                      2,800(c)             161,900
Tyco Electronics                                        67,292(c)           1,499,266
Vishay Intertechnology                                   8,938(b)              70,610
                                                                      ---------------
Total                                                                       8,611,475
-------------------------------------------------------------------------------------

ENERGY EQUIPMENT & SERVICES (1.2%)
AMEC                                                     4,079(c)              49,212
Atwood Oceanics                                          2,483(b,o)            87,575
Baker Hughes                                            43,146(o)           1,840,608
BJ Services                                             50,951                989,978
Cal Dive Intl                                            5,257(b)              51,992
Diamond Offshore Drilling                               12,418(o)           1,186,167
ENSCO Intl                                              56,337(o)           2,396,576
GulfMark Offshore                                        3,476(b,o)           113,804
Halliburton                                             31,759                861,304
Helmerich & Payne                                        6,215(o)             245,679
Key Energy Services                                     33,590(b,o)           292,569
Lufkin Inds                                              2,533(o)             134,705
Nabors Inds                                             51,581(b,c,o)       1,078,043
Natl Oilwell Varco                                      58,550(b)           2,525,263
Noble                                                   10,472(c)             397,517
Oil States Intl                                          3,332(b,o)           117,053
Parker Drilling                                         47,608(b,o)           259,940
Patterson-UTI Energy                                     9,172(o)             138,497
Pride Intl                                               9,803(b,o)           298,403
Rowan Companies                                         11,800(o)             272,226
SEACOR Holdings                                          1,195(b)              97,548
Smith Intl                                              23,301(o)             668,739
TETRA Technologies                                      12,064(b,o)           116,900
Tidewater                                                5,742                270,391
Unit                                                     3,121(b,o)           128,741
Weatherford Intl                                        15,557(b,c)           322,497
Willbros Group                                           8,166(b,o)           124,368
                                                                      ---------------
Total                                                                      15,066,295
-------------------------------------------------------------------------------------

FOOD & STAPLES RETAILING (2.0%)
Andersons                                                1,721                 60,579
Carrefour                                                2,291(c)             103,911
Casey's General Stores                                  10,158(o)             318,758
Delhaize Group                                           2,070(c)             143,677
Ingles Markets Cl A                                      5,671(o)              89,772
J Sainsbury                                             21,372(c)             110,994
Koninklijke Ahold                                       22,267(c)             267,798
Metro                                                    2,124(c,o)           120,110
Pantry                                                   5,350(b,o)            83,888
Ruddick                                                  2,257(o)              60,081
Safeway                                                 84,076              1,657,979
Seven & I Holdings                                       3,200(c,o)            76,650
SUPERVALU                                               54,744(o)             824,445
Walgreen                                                58,339              2,185,962
Wal-Mart Stores                                        353,591             17,357,781
Wesfarmers                                               7,265(c)             169,743
Whole Foods Market                                      29,624(b,o)           903,236
Winn-Dixie Stores                                       11,988(b,o)           157,283
Woolworths                                              15,414(c)             397,663
                                                                      ---------------
Total                                                                      25,090,310
-------------------------------------------------------------------------------------

FOOD PRODUCTS (0.9%)
Archer-Daniels-Midland                                 126,129              3,685,489
Bunge                                                    7,157(o)             448,100
Cal-Maine Foods                                          5,851(o)             156,631
ConAgra Foods                                           48,637              1,054,450
Darling Intl                                            14,635(b,o)           107,567
Dean Foods                                              39,243(b,o)           698,133
Diamond Foods                                            1,931(o)              61,251
Fresh Del Monte Produce                                  9,687(b,c)           219,023
Green Mountain Coffee Roasters                           5,157(b,o)           380,793
Hormel Foods                                            11,439(o)             406,313
J&J Snack Foods                                          1,847(o)              79,772
JM Smucker                                              13,179                698,619
Lancaster Colony                                         1,728(o)              88,595
Lance                                                    4,118(o)             106,327
Nestle                                                  15,462(c)             658,987


                             See accompanying Notes to Portfolio of Investments.

--------------------------------------------------------------------------------
                 RIVERSOURCE STRATEGIC ALLOCATION FUND -- 2009 ANNUAL REPORT  27

PORTFOLIO OF INVESTMENTS (continued) -------------------------------------------

COMMON STOCKS (CONTINUED)
ISSUER                                                 SHARES                VALUE(a)
FOOD PRODUCTS (CONT.)
Nippon Meat Packers                                      3,000(c,o)           $38,570
Nisshin Seifun Group                                     9,000(c,o)           125,937
Parmalat                                                44,624(c)             123,332
Ralcorp Holdings                                         2,528(b)             147,812
Sara Lee                                                86,802                966,974
Unilever                                                33,277(c)             953,064
Wilmar Intl                                             29,000(c)             130,144
                                                                      ---------------
Total                                                                      11,335,883
-------------------------------------------------------------------------------------

GAS UTILITIES (0.1%)
Hong Kong & China Gas                                   48,000(c)             121,270
Laclede Group                                            2,514                 80,850
New Jersey Resources                                     5,372(o)             195,057
Nicor                                                    9,005                329,493
Osaka Gas                                               37,000(c,o)           129,848
Questar                                                 23,102                867,711
Tokyo Gas                                               21,000(c,o)            87,267
                                                                      ---------------
Total                                                                       1,811,496
-------------------------------------------------------------------------------------

HEALTH CARE EQUIPMENT & SUPPLIES (0.5%)
Abaxis                                                   2,029(b,o)            54,276
Becton Dickinson & Co                                   19,378              1,351,616
CR Bard                                                 10,265(o)             806,932
ICU Medical                                              1,871(b,o)            68,965
Medtronic                                               27,495              1,011,816
NuVasive                                                 1,099(b,o)            45,894
Sonova Holding                                           1,044(c)             105,293
St. Jude Medical                                        37,327(b)           1,456,125
Synthes                                                    700                 84,381
Thoratec                                                 4,808(b,o)           145,538
Varian Medical Systems                                  18,506(b,o)           779,658
                                                                      ---------------
Total                                                                       5,910,494
-------------------------------------------------------------------------------------

HEALTH CARE PROVIDERS & SERVICES (2.0%)
Aetna                                                   69,925              1,946,013
AMERIGROUP                                              19,242(b,o)           426,595
Bio-Reference Laboratories                               2,425(b,o)            83,420
Cardinal Health                                         49,996              1,339,893
Chemed                                                   2,407(o)             105,643
CIGNA                                                  114,100(o)           3,205,068
Coventry Health Care                                    40,597(b,o)           810,316
DaVita                                                  10,121(b)             573,253
Emergency Medical Services Cl A                          2,107(b)              97,976
Fresenius Medical Care & Co                              2,853(c)             142,049
Health Net                                              10,689(b,o)           164,611
HealthSpring                                            17,665(b,o)           216,396
HMS Holdings                                             6,655(b,o)           254,421
Humana                                                  14,659(b)             546,781
Kindred Healthcare                                      17,077(b,o)           277,160
Laboratory Corp of America Holdings                     11,676(b,o)           767,113
Magellan Health Services                                13,666(b)             424,466
McKesson                                                29,426              1,752,318
Molina Healthcare                                        6,750(b,o)           139,658
Omnicare                                                 4,369(o)              98,390
Quest Diagnostics                                       31,308(o)           1,633,965
RehabCare Group                                          2,718(b)              58,953
Triple-S Management Cl B                                 8,148(b,c,o)         136,642
UnitedHealth Group                                     256,090              6,412,493
Universal American Financial                            10,886(b,o)           102,546
WellCare Health Plans                                    9,360(b)             230,724
WellPoint                                               66,990(b)           3,172,646
                                                                      ---------------
Total                                                                      25,119,509
-------------------------------------------------------------------------------------

HEALTH CARE TECHNOLOGY (--%)
Allscripts-Misys Healthcare Solutions                    6,203(o)             125,735
Cerner                                                   3,425(b,o)           256,190
Computer Programs & Systems                              2,068(o)              85,636
Eclipsys                                                 3,407(b,o)            65,755
                                                                      ---------------
Total                                                                         533,316
-------------------------------------------------------------------------------------

HOTELS, RESTAURANTS & LEISURE (1.5%)
Bally Technologies                                       3,303(b)             126,736
BJ's Restaurants                                         2,886(b,o)            43,261
California Pizza Kitchen                                 5,442(b,o)            85,004
Carnival                                                 3,143(c)             107,079
Compass Group                                           14,674(c)              89,645
Genting Singapore                                      120,000(b,c,o)          95,435
Intl Game Technology                                    10,523(o)             226,034
Ladbrokes                                               10,478(c)              31,378
McDonald's                                             244,651             13,962,232
Starbucks                                              168,669(b,o)         3,483,015
Texas Roadhouse                                          4,634(b,o)            49,213
Wyndham Worldwide                                       43,405                708,370
                                                                      ---------------
Total                                                                      19,007,402
-------------------------------------------------------------------------------------



See accompanying Notes to Portfolio of Investments.

--------------------------------------------------------------------------------
28  RIVERSOURCE STRATEGIC ALLOCATION FUND -- 2009 ANNUAL REPORT

--------------------------------------------------------------------------------

COMMON STOCKS (CONTINUED)
ISSUER                                                 SHARES                VALUE(a)

HOUSEHOLD DURABLES (0.4%)
American Greetings Cl A                                  8,828(o)            $196,864
Berkeley Group Holdings Unit                             2,517(b,c)            35,636
Black & Decker                                          11,058                511,875
DR Horton                                               83,671(o)             954,686
Electrolux Series B                                      4,105(b,c)            93,955
Garmin                                                   8,209(c,o)           309,808
KB Home                                                 17,276(o)             286,954
Lennar Cl A                                             32,338(o)             460,817
NVR                                                        212(b)             135,122
Panasonic                                               14,000(c,o)           206,353
Pulte Homes                                            103,406(o)           1,136,432
Sony                                                     1,300(c,o)            38,453
Tupperware Brands                                        1,915(o)              76,447
Whirlpool                                               16,995(o)           1,188,969
                                                                      ---------------
Total                                                                       5,632,371
-------------------------------------------------------------------------------------

HOUSEHOLD PRODUCTS (1.3%)
Clorox                                                  31,825              1,871,947
Colgate-Palmolive                                       56,660(o)           4,322,025
Procter & Gamble                                       172,807(o)          10,008,981
                                                                      ---------------
Total                                                                      16,202,953
-------------------------------------------------------------------------------------

INDEPENDENT POWER PRODUCERS & ENERGY TRADERS (0.1%)
Constellation Energy Group                              37,222              1,204,876
Mirant                                                   4,670(b,o)            76,728
                                                                      ---------------
Total                                                                       1,281,604
-------------------------------------------------------------------------------------

INDUSTRIAL CONGLOMERATES (1.4%)
General Electric                                       909,457             14,933,283
Hutchison Whampoa                                       32,000(c)             231,019
Koninklijke Philips Electronics                          4,087(c)              99,502
McDermott Intl                                           8,711(b)             220,127
Orkla                                                   10,200(c)              96,196
Seaboard                                                   126(o)             163,803
Textron                                                 36,820(o)             698,844
Tomkins                                                 19,114(c)              57,606
Tyco Intl                                               50,645(c)           1,746,240
                                                                      ---------------
Total                                                                      18,246,620
-------------------------------------------------------------------------------------

INSURANCE (4.1%)
ACE                                                      7,144(b,c)           381,918
Aegon                                                   38,590(b,c)           327,530
AFLAC                                                   22,650                968,061
Allied World Assurance Holdings                          3,499(c)             167,707
Allstate                                               319,184              9,773,415
Ambac Financial Group                                   69,708(o)             117,109
American Financial Group                                10,682(o)             272,391
American Intl Group                                     12,758(b,o)           562,755
American Physicians Capital                              1,521                 43,820
Amerisafe                                                7,427(b,o)           128,116
AmTrust Financial Services                               3,849                 43,917
Aon                                                     37,178              1,512,773
Arch Capital Group                                       2,361(b,c)           159,462
Assurant                                                40,799              1,308,016
AXA                                                     12,123(c)             328,137
Axis Capital Holdings                                    6,412(c)             193,514
Chubb                                                   39,991              2,015,946
Cincinnati Financial                                    36,326(o)             944,113
CNA Surety                                               6,657(b,o)           107,843
CNP Assurances                                           1,109(c)             112,980
Conseco                                                 22,157(b,o)           116,546
eHealth                                                  2,961(b,o)            42,994
Employers Holdings                                      15,375(o)             238,005
Endurance Specialty Holdings                             4,473(c)             163,130
Everest Re Group                                         1,370(c)             120,149
Fidelity Natl Financial Cl A                             3,968                 59,837
Flagstone Reinsurance Holdings                           5,359(c)              60,450
Fortis                                                  34,311(b,c)           160,691
Genworth Financial Cl A                                172,028              2,055,735
Hartford Financial Services Group                      108,812              2,883,518
HCC Insurance Holdings                                  11,538(o)             315,564
Horace Mann Educators                                   17,266(o)             241,206
Lincoln Natl                                            54,099(o)           1,401,705
Max Capital Group                                        7,452(c)             159,249
MBIA                                                    35,235(b,o)           273,424
Meadowbrook Insurance Group                              7,702(o)              56,995
MetLife                                                130,156              4,955,039
Montpelier Re Holdings                                  10,419(c)             170,038
Natl Financial Partners                                 12,893                112,427
Navigators Group                                         1,063(b,o)            58,465
Old Mutual                                              79,967(c)             127,786
PartnerRe                                                2,073(c,o)           159,497
Platinum Underwriters Holdings                          16,773(c)             601,144
Principal Financial Group                               92,291(o)           2,527,850
ProAssurance                                             3,475(b,o)           181,360
Progressive                                            137,416(b)           2,278,357
Prudential Financial                                    42,507              2,121,524


                             See accompanying Notes to Portfolio of Investments.

--------------------------------------------------------------------------------
                 RIVERSOURCE STRATEGIC ALLOCATION FUND -- 2009 ANNUAL REPORT  29

PORTFOLIO OF INVESTMENTS (continued) -------------------------------------------

COMMON STOCKS (CONTINUED)
ISSUER                                                 SHARES                VALUE(a)
INSURANCE (CONT.)
QBE Insurance Group                                      7,514(c)            $159,456
RenaissanceRe Holdings                                   2,253(c)             123,374
RLI                                                      1,851(o)              97,696
Safety Insurance Group                                   4,299(o)             141,523
SCOR                                                    10,398(c)             284,184
Standard Life                                           26,742(c)              93,586
Swiss Reinsurance                                        3,757(c)             169,622
Torchmark                                               26,431(o)           1,147,898
Tower Group                                              4,736(o)             115,511
Travelers Companies                                    151,660              7,466,223
Unum Group                                              28,830                618,115
Validus Holdings                                         9,476(c)             244,482
WR Berkley                                               5,850(o)             147,888
XL Capital Cl A                                         46,973(c)             820,149
Zenith Natl Insurance                                    5,823(o)             179,931
                                                                      ---------------
Total                                                                      52,921,846
-------------------------------------------------------------------------------------

INTERNET & CATALOG RETAIL (0.4%)
Amazon.com                                              51,588(b)           4,816,255
Expedia                                                  4,668(b)             111,799
Home Retail Group                                       66,754(c)             290,041
Liberty Media -- Interactive Cl A                        8,383(b,s)            91,962
NetFlix                                                  3,454(b,o)           159,471
NutriSystem                                              5,739(o)              87,577
                                                                      ---------------
Total                                                                       5,557,105
-------------------------------------------------------------------------------------

INTERNET SOFTWARE & SERVICES (0.1%)
EarthLink                                               34,395(o)             289,262
ModusLink Global Solutions                              11,091(b)              89,726
ValueClick                                               5,275(b,o)            69,577
Vistaprint                                               5,702(b,c,o)         289,377
                                                                      ---------------
Total                                                                         737,942
-------------------------------------------------------------------------------------

IT SERVICES (0.6%)
Affiliated Computer Services Cl A                       17,252(b)             934,541
Automatic Data Processing                               72,476(o)           2,848,307
Ciber                                                   25,607(b,o)           102,428
Computer Sciences                                       46,724(b)           2,462,822
CSG Systems Intl                                         6,440(b)             103,104
Euronet Worldwide                                        4,264(b,o)           102,464
Fiserv                                                  16,769(b)             808,266
Heartland Payment Systems                                3,727(o)              54,079
ManTech Intl Cl A                                        1,962(b)              92,528
MAXIMUS                                                  2,479                115,521
SAIC                                                     7,542(b,o)           132,287
Total System Services                                   24,529(o)             395,162
VeriFone Holdings                                        3,678(b,o)            58,443
Wright Express                                           3,554(b,o)           104,879
                                                                      ---------------
Total                                                                       8,314,831
-------------------------------------------------------------------------------------

LEISURE EQUIPMENT & PRODUCTS (0.1%)
Brunswick                                                7,289(o)              87,322
Eastman Kodak                                           59,979(o)             286,700
JAKKS Pacific                                           12,228(b,o)           175,105
Mattel                                                  32,311                596,461
Nikon                                                    2,000(c,o)            36,587
Polaris Inds                                             2,063(o)              84,129
Sankyo                                                     600(c)              37,567
                                                                      ---------------
Total                                                                       1,303,871
-------------------------------------------------------------------------------------

LIFE SCIENCES TOOLS & SERVICES (0.1%)
Life Technologies                                       17,685(b)             823,237
-------------------------------------------------------------------------------------

MACHINERY (0.9%)
AGCO                                                     4,682(b,o)           129,364
Caterpillar                                             36,571(o)           1,877,189
Chart Inds                                               6,974(b)             150,569
Cummins                                                  8,327(o)             373,133
Dover                                                    3,638                141,009
Eaton                                                   23,449              1,326,979
EnPro Inds                                               2,343(b,o)            53,561
Force Protection                                        22,099(b)             120,661
Illinois Tool Works                                     46,689              1,994,087
Ingersoll-Rand                                         105,538(c,o)         3,236,850
Manitowoc                                               21,656(o)             205,082
Mueller Inds                                            13,327                318,115
NACCO Inds Cl A                                          1,383                 83,077
Navistar Intl                                            2,378(b)              88,985
Oshkosh                                                  5,738                177,476
Parker Hannifin                                         17,158                889,471
SMC                                                      1,400(c,o)           172,194
Terex                                                    8,586(b,o)           177,988
Timken                                                  10,597(o)             248,288
Vallourec                                                1,406(c)             238,214
                                                                      ---------------
Total                                                                      12,002,292
-------------------------------------------------------------------------------------



See accompanying Notes to Portfolio of Investments.

--------------------------------------------------------------------------------
30  RIVERSOURCE STRATEGIC ALLOCATION FUND -- 2009 ANNUAL REPORT

--------------------------------------------------------------------------------

COMMON STOCKS (CONTINUED)
ISSUER                                                 SHARES                VALUE(a)

MARINE (0.1%)
A P Moller -- Maersk Series B                               38(c,o)          $261,461
Genco Shipping & Trading                                 3,251(o)              67,556
Mitsui OSK Lines                                        21,000(c,o)           124,467
Neptune Orient Lines                                   114,000(c,o)           144,090
Nippon Yusen Kabushiki Kaisha                           24,000(c)              92,782
Orient Overseas Intl                                    39,000(c)             199,277
                                                                      ---------------
Total                                                                         889,633
-------------------------------------------------------------------------------------

MEDIA (0.7%)
CBS Cl B                                               163,996(o)           1,976,152
DISH Network Cl A                                       10,124(b)             194,988
Gannett                                                  5,861(o)              73,321
Interpublic Group of Companies                          20,402(b,o)           153,423
Natl CineMedia                                           5,040(o)              85,529
New York Times Cl A                                     62,001(o)             503,448
News Corp Cl A                                         253,336              3,037,498
Viacom Cl B                                             97,088(b)           2,722,348
Vivendi                                                  8,534(c)             264,018
                                                                      ---------------
Total                                                                       9,010,725
-------------------------------------------------------------------------------------

METALS & MINING (1.5%)
AK Steel Holding                                        23,432                462,313
Alcoa                                                  129,295              1,696,350
Allegheny Technologies                                  23,275(o)             814,392
AM Castle & Co                                           8,681(o)              86,289
ArcelorMittal                                           11,544(c)             431,540
BHP Billiton                                            34,220(c)           1,138,781
BlueScope Steel                                         27,032(c)              69,859
Brush Engineered Materials                               4,852(b,o)           118,680
Century Aluminum                                         6,458(b,o)            60,382
Cliffs Natural Resources                                 6,713(o)             217,233
Commercial Metals                                       10,527(o)             188,433
Freeport-McMoRan Copper & Gold                          51,382              3,525,319
Horsehead Holding                                       14,429(b,o)           169,108
Kaiser Aluminum                                          2,728(o)              99,190
Kazakhmys                                                7,226(c)             124,015
Mitsui Mining & Smelting                                13,000(b,c,o)          33,311
Newcrest Mining                                          6,956(c)             195,715
Newmont Mining                                          80,192(o)           3,530,052
Norsk Hydro                                             44,900(b,c)           298,943
Nucor                                                   41,150(o)           1,934,462
Olympic Steel                                            3,722(o)             106,784
Outokumpu                                                4,195(c,o)            78,931
Rautaruukki                                              5,154(c,o)           123,669
Reliance Steel & Aluminum                                5,507(o)             234,378
Rio Tinto                                                7,974(c)             416,644
Royal Gold                                               3,076                140,266
RTI Intl Metals                                          5,864(b)             146,072
Salzgitter                                               1,912(c,o)           183,233
SSAB Svenskt Stal Series B                              12,100(c)             171,027
ThyssenKrupp                                             4,465(c)             153,715
United States Steel                                     44,164(o)           1,959,557
Worthington Inds                                        11,815                164,229
Xstrata                                                 20,641(c)             304,278
                                                                      ---------------
Total                                                                      19,377,150
-------------------------------------------------------------------------------------

MULTILINE RETAIL (0.8%)
Dillard's Cl A                                          14,752(o)             208,003
Dollar Tree                                              2,060(b)             100,281
Family Dollar Stores                                    47,126              1,244,126
JC Penney                                               19,747                666,461
Kohl's                                                  76,373(b)           4,357,079
Macy's                                                  88,406              1,616,946
Marks & Spencer Group                                   28,884(c)             167,132
Next                                                     5,331(c)             152,658
Nordstrom                                               27,409(o)             837,071
Sears Holdings                                          12,371(b,o)           807,950
                                                                      ---------------
Total                                                                      10,157,707
-------------------------------------------------------------------------------------

MULTI-UTILITIES (0.8%)
AGL Energy                                              21,365(c)             257,599
CH Energy Group                                          3,473                153,889
Consolidated Edison                                     57,703(o)           2,362,361
DTE Energy                                               3,367                118,316
GDF Suez                                                 6,825(c,o)           303,014
PG&E                                                   113,029(o)           4,576,545
SCANA                                                   11,958(o)             417,334
Veolia Environnement                                     2,728(c,o)           104,533
Xcel Energy                                             74,425              1,431,937
                                                                      ---------------
Total                                                                       9,725,528
-------------------------------------------------------------------------------------

OFFICE ELECTRONICS (0.1%)
Canon                                                   13,000(c)             525,741
Ricoh                                                   20,000(c)             291,447
Xerox                                                   96,127                744,023
                                                                      ---------------
Total                                                                       1,561,211
-------------------------------------------------------------------------------------



                             See accompanying Notes to Portfolio of Investments.

--------------------------------------------------------------------------------
                 RIVERSOURCE STRATEGIC ALLOCATION FUND -- 2009 ANNUAL REPORT  31

PORTFOLIO OF INVESTMENTS (continued) -------------------------------------------

COMMON STOCKS (CONTINUED)
ISSUER                                                 SHARES                VALUE(a)

OIL, GAS & CONSUMABLE FUELS (6.9%)
Apache                                                  15,723             $1,443,843
BP                                                      87,177(c)             770,371
Chevron                                                593,155             41,775,906
Cimarex Energy                                           2,536(o)             109,860
ConocoPhillips                                         253,123             11,431,035
CVR Energy                                               4,479(b,o)            55,719
Eni                                                     56,582(c,o)         1,413,968
Frontier Oil                                             8,841                123,067
Frontline                                                3,927(c,o)            91,853
Hess                                                    39,800              2,127,708
Knightsbridge Tankers                                    3,624(c)              47,257
Marathon Oil                                           124,506              3,971,741
McMoRan Exploration                                     10,790(b,o)            81,465
Murphy Oil                                              39,392              2,267,797
Neste Oil                                                2,238(c)              41,323
Nippon Mining Holdings                                  20,000(c)              98,486
Nippon Oil                                              12,000(c)              67,380
Occidental Petroleum                                   133,795             10,489,528
OMV                                                      1,207(c,o)            48,688
Origin Energy                                            3,269(c)              47,055
Overseas Shipholding Group                               2,310(o)              86,325
Patriot Coal                                             7,331(b,o)            86,213
Peabody Energy                                          37,501              1,395,787
Penn Virginia                                            3,945(o)              90,380
Petroleum Development                                    3,097(b,o)            57,790
Pioneer Natural Resources                                  663                 24,060
Plains Exploration & Production                          2,293(b,o)            63,424
Range Resources                                         17,025(o)             840,354
Repsol YPF                                              20,016(c)             544,415
Rosetta Resources                                        4,033(b,o)            59,245
Royal Dutch Shell Series A                              57,949(c)           1,651,550
Royal Dutch Shell Series B                              58,598(c)           1,625,569
Santos                                                   9,097(c)             121,959
Spectra Energy                                          68,243              1,292,522
St. Mary Land & Exploration                              4,846(o)             157,301
Stone Energy                                             7,037(b,o)           114,773
Sunoco                                                  53,679(o)           1,527,168
Swift Energy                                             6,155(b)             145,750
Tesoro                                                  68,522(o)           1,026,460
USEC                                                    27,246(b)             127,784
Valero Energy                                          113,641(o)           2,203,499
Western Refining                                        15,444(b,o)            99,614
Woodside Petroleum                                       2,099(c)              96,510
World Fuel Services                                      7,643(o)             367,399
                                                                      ---------------
Total                                                                      90,309,901
-------------------------------------------------------------------------------------

PAPER & FOREST PRODUCTS (0.1%)
Crown Paper Escrow                                     705,000(b,h)                 1
Intl Paper                                              11,426                254,000
Nippon Paper Group                                       2,800(c,o)            80,794
Oji Paper                                               12,000(c,o)            54,145
Schweitzer-Mauduit Intl                                  1,830(o)              99,479
Stora Enso Series R                                     39,102(b,c,o)         272,320
Svenska Cellulosa Series B                              20,356(c)             276,037
UPM-Kymmene                                              8,672(c,o)           104,042
                                                                      ---------------
Total                                                                       1,140,818
-------------------------------------------------------------------------------------

PERSONAL PRODUCTS (--%)
Chattem                                                  1,130(b,o)            75,043
-------------------------------------------------------------------------------------

PHARMACEUTICALS (7.7%)
Allergan                                                 4,618                262,118
Astellas Pharma                                            800(c)              32,888
AstraZeneca                                             16,247(c)             727,988
Auxilium Pharmaceuticals                                 9,362(b)             320,274
Bristol-Myers Squibb                                   404,134              9,101,098
Eisai                                                    1,100(c,o)            41,422
Eli Lilly & Co                                          13,705                452,676
Endo Pharmaceuticals Holdings                            4,121(b)              93,258
Forest Laboratories                                     76,516(b)           2,252,631
GlaxoSmithKline                                         20,717(c)             407,032
Johnson & Johnson                                      493,236             30,033,139
King Pharmaceuticals                                    51,676(b,o)           556,551
Merck & Co                                             365,776(o)          11,569,495
Mitsubishi Tanabe Pharma                                 8,000(c,o)           106,686
Mylan                                                    9,801(b,o)           156,914
Novartis                                                17,866(c)             894,042
Par Pharmaceutical Companies                             5,532(b,o)           118,993
Pfizer                                               2,061,732(o)          34,121,664
Sanofi-Aventis                                          12,165(c,o)           892,599
Schering-Plough                                        279,495              7,895,734
Shire                                                    8,926(c)             154,618
Takeda Pharmaceutical                                    3,100(c)             129,168
Valeant Pharmaceuticals Intl                             3,958(b,o)           111,061
ViroPharma                                               7,656(b)              73,651
                                                                      ---------------
Total                                                                     100,505,700
-------------------------------------------------------------------------------------



See accompanying Notes to Portfolio of Investments.

--------------------------------------------------------------------------------
32  RIVERSOURCE STRATEGIC ALLOCATION FUND -- 2009 ANNUAL REPORT

--------------------------------------------------------------------------------

COMMON STOCKS (CONTINUED)
ISSUER                                                 SHARES                VALUE(a)

PROFESSIONAL SERVICES (0.1%)
Administaff                                              7,543(o)            $198,155
Experian                                                16,696(c)             140,470
Heidrick & Struggles Intl                                3,284(o)              76,386
ICF Intl                                                 4,090(b,o)           124,009
Kelly Services Cl A                                      2,618(o)              32,201
Korn/Ferry Intl                                          4,228(b,o)            61,687
Manpower                                                 3,395(o)             192,530
Spherion                                                10,111(b)              62,789
TrueBlue                                                 5,654(b)              79,552
                                                                      ---------------
Total                                                                         967,779
-------------------------------------------------------------------------------------

REAL ESTATE (--%)
BGP Holdings                                           581,000(b,c)                 1
-------------------------------------------------------------------------------------

REAL ESTATE INVESTMENT TRUSTS (REITS) (0.1%)
Anworth Mtge Asset                                       9,972                 78,579
Capstead Mtge                                           22,398                311,556
CFS Retail Property Trust                               36,617(c)              64,916
Corio                                                    1,208(c)              83,299
Dexus Property Group                                    54,468(c)              40,595
Getty Realty                                             3,465(o)              85,031
GPT Group                                              481,670(c)             291,014
Link REIT                                               70,000(c,o)           154,090
MFA Financial                                           25,971                206,729
Stockland                                               67,739(c)             243,766
                                                                      ---------------
Total                                                                       1,559,575
-------------------------------------------------------------------------------------

REAL ESTATE MANAGEMENT & DEVELOPMENT (0.1%)
CapitaLand                                              37,000(c,o)            97,736
Cheung Kong Holdings                                    53,000(c)             672,587
Sun Hung Kai Properties                                 37,000(c)             545,213
Swire Pacific Series A                                  18,000(c)             211,587
                                                                      ---------------
Total                                                                       1,527,123
-------------------------------------------------------------------------------------

ROAD & RAIL (0.1%)
Arkansas Best                                           11,016(o)             329,819
MTR                                                     34,225(c)             118,794
Nippon Express                                          10,000(c)              40,664
Ryder System                                            15,610(o)             609,727
Saia                                                     5,471(b,o)            87,974
                                                                      ---------------
Total                                                                       1,186,978
-------------------------------------------------------------------------------------

SEMICONDUCTORS & SEMICONDUCTOR EQUIPMENT (1.6%)
Amkor Technology                                        33,894(b,o)           233,191
ASML Holding                                             6,779(c)             199,359
Broadcom Cl A                                           45,645(b,o)         1,400,845
Intel                                                  668,143             13,075,558
Lam Research                                             6,645(b,o)           226,993
Marvell Technology Group                                12,558(b,c)           203,314
MEMC Electronic Materials                               48,192(b)             801,433
Micron Technology                                      118,879(b,o)           974,808
Monolithic Power Systems                                 5,265(b,o)           123,464
NVIDIA                                                  94,222(b,o)         1,416,157
OmniVision Technologies                                  9,899(b)             161,156
Rohm                                                     2,700(c)             188,906
Sigma Designs                                            6,697(b,o)            97,307
Silicon Image                                           34,226(b,o)            83,169
SUMCO                                                    1,600(c,o)            36,364
Texas Instruments                                       68,166              1,614,853
Zoran                                                    6,556(b,o)            75,525
                                                                      ---------------
Total                                                                      20,912,402
-------------------------------------------------------------------------------------

SOFTWARE (2.0%)
Autodesk                                                 5,994(b)             142,657
EPIQ Systems                                             2,817(b)              40,847
Informatica                                              8,075(b,o)           182,334
Intuit                                                  75,837(b,o)         2,161,355
Microsoft                                              343,758              8,899,895
Nintendo                                                   200(c)              51,248
Oracle                                                 480,129             10,005,887
Pegasystems                                              4,003(o)             138,224
Red Hat                                                 33,085(b,o)           914,469
Rovi                                                    14,706(b,o)           494,122
SAP                                                      3,301(c,o)           160,732
Symantec                                               107,721(b)           1,774,165
Take-Two Interactive Software                            8,578(o)              96,159
Taleo Cl A                                               4,234(b)              95,858
TIBCO Software                                           5,367(b,o)            50,933
TiVo                                                    12,503(b)             129,531
                                                                      ---------------
Total                                                                      25,338,416
-------------------------------------------------------------------------------------

SPECIALTY RETAIL (2.8%)
Abercrombie & Fitch Cl A                                35,730(o)           1,174,802
American Eagle Outfitters                               13,269                223,715
AnnTaylor Stores                                         7,614(b,o)           120,986
Asbury Automotive Group                                  9,351(b,o)           118,571
AutoNation                                              37,053(b,o)           669,918
AutoZone                                                 7,222(b,o)         1,056,001
Barnes & Noble                                           4,186(o)              93,013
Bed Bath & Beyond                                       41,623(b,o)         1,562,527


                             See accompanying Notes to Portfolio of Investments.

--------------------------------------------------------------------------------
                 RIVERSOURCE STRATEGIC ALLOCATION FUND -- 2009 ANNUAL REPORT  33

PORTFOLIO OF INVESTMENTS (continued) -------------------------------------------

COMMON STOCKS (CONTINUED)
ISSUER                                                 SHARES                VALUE(a)
SPECIALTY RETAIL (CONT.)
Best Buy                                                46,100(o)          $1,729,672
Big 5 Sporting Goods                                     5,994(o)              90,509
Brown Shoe                                               5,283(o)              42,370
CarMax                                                   6,106(b,o)           127,615
Cato Cl A                                                3,996(o)              81,079
Charlotte Russe Holding                                  9,722(b)             170,135
Chico's FAS                                             15,706(b)             204,178
Children's Place Retail Stores                           3,554(b,o)           106,478
Christopher & Banks                                     13,722(o)              92,898
Collective Brands                                        7,819(b,o)           135,503
Dress Barn                                               7,679(b,o)           137,684
Foot Locker                                             14,639                174,936
Gap                                                     86,692              1,855,209
Genesco                                                  6,727(b)             161,919
Group 1 Automotive                                       6,460(o)             173,451
Hennes & Mauritz Series B                                3,695(c,o)           207,582
Home Depot                                             509,945             13,584,936
Hot Topic                                               21,848(b,o)           163,642
Inditex                                                  4,355(c)             249,838
Jo-Ann Stores                                            2,867(b,o)            76,922
Jos A Bank Clothiers                                     2,331(b,o)           104,359
Kingfisher                                             110,057(c)             374,426
Limited Brands                                          24,481                415,932
Lowe's Companies                                       147,595(o)           3,090,640
Men's Wearhouse                                         12,509                308,972
Monro Muffler Brake                                      1,955                 62,149
Office Depot                                            20,668(b)             136,822
OfficeMax                                               17,383                218,678
O'Reilly Automotive                                     52,694(b,o)         1,904,361
Pacific Sunwear of California                           27,135(b,o)           139,745
PetSmart                                                 7,438(o)             161,777
RadioShack                                              53,579(o)             887,804
Rent-A-Center                                            7,234(b,o)           136,578
Sherwin-Williams                                        38,223(o)           2,299,497
Signet Jewelers                                          6,900(c)             181,677
Sonic Automotive Cl A                                    7,840(o)              82,320
Stage Stores                                             6,709(o)              86,949
Wet Seal Cl A                                           31,639(b,o)           119,595
Williams-Sonoma                                          9,093(o)             183,951
                                                                      ---------------
Total                                                                      35,482,321
-------------------------------------------------------------------------------------

TEXTILES, APPAREL & LUXURY GOODS (0.4%)
Carter's                                                 6,552(b)             174,938
Coach                                                   41,212              1,356,699
Crocs                                                   13,638(b,o)            90,693
Deckers Outdoor                                            883(b,o)            74,923
Fossil                                                   3,523(b,o)           100,229
Fuqi Intl                                                1,738(b,c,o)          50,889
Iconix Brand Group                                       6,607(b)              82,389
Jones Apparel Group                                     28,927                518,661
Liz Claiborne                                           57,152(o)             281,759
Nike Cl B                                               28,173              1,822,793
Skechers USA Cl A                                        5,291(b,o)            90,688
VF                                                       9,762(o)             707,062
Warnaco Group                                            1,400(b,o)            61,404
                                                                      ---------------
Total                                                                       5,413,127
-------------------------------------------------------------------------------------

THRIFTS & MORTGAGE FINANCE (0.2%)
Fannie Mae                                             383,484(b,o)           582,896
Freddie Mac                                            257,610(b,o)           463,698
MGIC Investment                                         33,279(b,o)           246,597
Ocwen Financial                                         10,285(b,o)           116,426
People's United Financial                               84,636              1,316,936
                                                                      ---------------
Total                                                                       2,726,553
-------------------------------------------------------------------------------------

TOBACCO (0.2%)
Alliance One Intl                                       13,446(b,o)            60,238
British American Tobacco                                18,384(c)             576,678
Lorillard                                               27,405              2,036,191
Universal                                                2,186(o)              91,419
                                                                      ---------------
Total                                                                       2,764,526
-------------------------------------------------------------------------------------

TRADING COMPANIES & DISTRIBUTORS (0.1%)
Fastenal                                                 2,894(o)             111,998
H&E Equipment Services                                  12,638(b,o)           143,189
Mitsubishi                                               5,500(c)             111,276
Sojitz                                                  34,400(c,o)            65,535
Sumitomo                                                33,400(c)             344,199
WESCO Intl                                               5,121(b,o)           147,485
Wolseley                                                 5,786(b,c)           139,336
                                                                      ---------------
Total                                                                       1,063,018
-------------------------------------------------------------------------------------

TRANSPORTATION INFRASTRUCTURE (--%)
Macquarie Airports                                      29,109(c)              72,916
Macquarie Infrastructure Group                          48,861(c)              63,566
Singapore Airport Terminal Services                     21,558(c)              34,596
                                                                      ---------------
Total                                                                         171,078
-------------------------------------------------------------------------------------



See accompanying Notes to Portfolio of Investments.

--------------------------------------------------------------------------------
34  RIVERSOURCE STRATEGIC ALLOCATION FUND -- 2009 ANNUAL REPORT

--------------------------------------------------------------------------------

COMMON STOCKS (CONTINUED)
ISSUER                                                 SHARES                VALUE(a)

WATER UTILITIES (--%)
Aqua America                                             3,274(o)             $57,753
California Water Service Group                           2,678(o)             104,282
                                                                      ---------------
Total                                                                         162,035
-------------------------------------------------------------------------------------

WIRELESS TELECOMMUNICATION SERVICES (0.3%)
KDDI                                                        33(c)             186,031
NTT DoCoMo                                                 120(c)             191,713
Shenandoah Telecommunications                            5,339(o)              95,835
Sprint Nextel                                          468,405(b,o)         1,850,200
Syniverse Holdings                                      14,237(b,o)           249,148
USA Mobility                                             8,184(o)             105,410
Vodafone Group                                         638,094(c)           1,429,570
                                                                      ---------------
Total                                                                       4,107,907
-------------------------------------------------------------------------------------
TOTAL COMMON STOCKS
(Cost: $986,782,007)                                                     $877,373,385
-------------------------------------------------------------------------------------



PREFERRED STOCKS & OTHER (--%)
ISSUER                                                 SHARES                VALUE(a)
COMMERCIAL BANKS (--%)
BNP Paribas
 Rights                                                 15,213(b,c)           $32,942
Unione di Banche Italiane (European Monetary
 Unit) Warrants                                          2,728(c,h)               325
                                                                      ---------------
Total                                                                          33,267
-------------------------------------------------------------------------------------

ELECTRIC (--%)
BBI EPS
 4.29% Cv                                                2,324(b,c)               400
-------------------------------------------------------------------------------------

HOTELS, RESTAURANTS & LEISURE (--%)
Genting Singapore
 Rights                                                 24,000(b,c)             5,368
-------------------------------------------------------------------------------------

INSURANCE (--%)
Fortis
 Rights                                                 93,977(b,c,p)              --
-------------------------------------------------------------------------------------
TOTAL PREFERRED STOCKS & OTHER
(Cost: $2,587)                                                                $39,035
-------------------------------------------------------------------------------------



EXCHANGE TRADED FUNDS (2.0%)
ISSUER                                                 SHARES                VALUE(a)
Vanguard Emerging Markets ETF                          669,451(o)         $25,814,031
-------------------------------------------------------------------------------------
TOTAL EXCHANGE TRADED FUNDS
(Cost: $25,068,674)                                                       $25,814,031
-------------------------------------------------------------------------------------





BONDS (29.6%)
                                    COUPON           PRINCIPAL
ISSUER                               RATE              AMOUNT                VALUE(a)
FOREIGN AGENCIES (0.2%)(C)
Banco Nacional de Desenvolvimento
 Economico e Social
 06-10-19                             6.50%              $400,000(d)         $420,653
Empresa Nacional Del Petroleo
 Sr Unsecured
 07-08-19                             6.25                300,000(d)          316,919
Pemex Project Funding Master Trust
 03-01-18                             5.75                750,000(o)          741,563
 06-15-35                             6.63                825,000             796,898
Petroleos de Venezuela
 04-12-17                             5.25                800,000             490,000
TDIC Finance
 07-02-14                             6.50                300,000(d)          324,295
                                                                      ---------------
Total                                                                       3,090,328
-------------------------------------------------------------------------------------

FOREIGN LOCAL GOVERNMENT (--%)(c)
New South Wales Treasury
 (Australian Dollar)
 05-01-12                             6.00                300,000             269,811
-------------------------------------------------------------------------------------

SOVEREIGN (2.4%)(c)
Bundesrepublik Deutschland
 (European Monetary Unit)
 07-04-14                             4.25              1,200,000           1,900,776
 01-04-18                             4.00              2,100,000           3,275,016
 07-04-34                             4.75                700,000           1,136,776
Federative Republic of Brazil
 Sr Unsecured
 01-15-19                             5.88                800,000             860,000
Govt of Japan
 (Japanese Yen)
 03-20-14                             0.90            815,000,000           9,229,406
 12-20-23                             1.80            135,000,000           1,515,058
 03-20-29                             2.10            105,000,000           1,182,573
Perusahaan Penerbit SBSN
 04-23-14                             8.80                500,000(d)          571,768


                             See accompanying Notes to Portfolio of Investments.

--------------------------------------------------------------------------------
                 RIVERSOURCE STRATEGIC ALLOCATION FUND -- 2009 ANNUAL REPORT  35

PORTFOLIO OF INVESTMENTS (continued) -------------------------------------------

BONDS (CONTINUED)
                                    COUPON           PRINCIPAL
ISSUER                               RATE              AMOUNT                VALUE(a)
SOVEREIGN (CONT.)
Republic of Argentina
 Sr Unsecured
 09-12-13                             7.00%              $500,000            $384,500
Republic of Colombia
 09-18-37                             7.38                400,000(o)          452,000
Republic of Colombia
 Sr Unsecured
 03-18-19                             7.38                700,000             800,450
Republic of El Salvador
 04-10-32                             8.25                200,000(d)          212,000
 06-15-35                             7.65                300,000(d)          300,000
Republic of Indonesia
 Sr Unsecured
 01-17-18                             6.88                500,000(d)          535,000
 10-12-35                             8.50                500,000(d)          602,500
Republic of Iraq
 01-15-28                             5.80                250,000(d)          187,500
Republic of Peru
 Sr Unsecured
 03-30-19                             7.13                500,000(o)          573,000
 07-21-25                             7.35                400,000             467,000
 03-14-37                             6.55                400,000(o)          434,000
Republic of Philippines
 Sr Unsecured
 06-17-19                             8.38                530,000             642,625
 01-20-20                             6.50                300,000(o)          321,375
Republic of Turkey
 06-05-20                             7.00                650,000             690,625
 03-17-36                             6.88                500,000             500,000
Republic of Turkey
 Sr Unsecured
 07-14-17                             7.50                100,000             110,250
 03-11-19                             7.00                600,000             634,500
Republic of Venezuela
 02-26-16                             5.75                500,000             367,500
Republic of Venezuela
 Sr Unsecured
 05-07-23                             9.00              1,230,000             918,810
Republica Orient Uruguay
 Sr Unsecured
 03-21-36                             7.63                400,000             422,000
Russian Federation
 03-31-30                             7.50              1,175,040(d)        1,280,794
                                                                      ---------------
Total                                                                      30,507,802
-------------------------------------------------------------------------------------

SUPRANATIONAL (--%)(c)
Corp Andina de Fomento
 Sr Unsecured
 06-04-19                             8.13                450,000             523,905
-------------------------------------------------------------------------------------

TREASURY (1.6%)(c)
Bonos Y Oblig Del Estado
 (European Monetary Unit)
 01-31-29                             6.00                600,000           1,057,399
Buoni Poliennali Del Tesoro
 (European Monetary Unit) Sr Unsecured
 08-01-17                             5.25              3,600,000           5,876,564
French Treasury
 (European Monetary Unit)
 01-12-14                             2.50              3,000,000           4,409,706
Govt of Canada
 (Canadian Dollar)
 06-01-18                             4.25                900,000             909,964
Govt of Indonesia
 (Indonesian Rupiah) Series FR36
 09-15-19                            11.50          3,500,000,000             394,717
Govt of Japan
 (Japanese Yen)
 12-20-17                             1.50            200,000,000           2,312,341
Govt of Norway
 (Norwegian Krone)
 05-16-11                             6.00                650,000             118,304
Govt of Poland
 (Polish Zloty) Series 1017
 10-25-17                             5.25              1,070,000             353,666
Govt of Sweden
 (Swedish Krona)
 05-05-14                             6.75              1,800,000             303,448
Hellenic Republic
 (European Monetary Unit)
 03-20-12                             4.30                700,000           1,074,660
Mexican Fixed Rate Bonds
 (Mexican Peso) Series M-10
 12-14-17                             7.75              5,700,000             419,783


See accompanying Notes to Portfolio of Investments.

--------------------------------------------------------------------------------
36  RIVERSOURCE STRATEGIC ALLOCATION FUND -- 2009 ANNUAL REPORT

--------------------------------------------------------------------------------

BONDS (CONTINUED)
                                    COUPON           PRINCIPAL
ISSUER                               RATE              AMOUNT                VALUE(a)
TREASURY (CONT.)
Nota do Tesouro Nacional
 (Brazilian Real) Series F
 01-01-13                            10.00%               148,000            $814,960
United Kingdom Treasury
 (British Pound)
 09-07-14                             5.00                330,000             584,762
 03-07-19                             4.50              1,100,000           1,884,872
                                                                      ---------------
Total                                                                      20,515,146
-------------------------------------------------------------------------------------

U.S. GOVERNMENT OBLIGATIONS & AGENCIES (13.9%)
Federal Farm Credit Bank
 10-17-12                             4.50                $75,000(o)           81,031
Federal Home Loan Mtge Corp
 07-17-15                             4.38              9,665,000(o)       10,413,680
Federal Natl Mtge Assn
 08-17-12                             2.24                 55,000              55,240
 01-02-14                             5.13              1,129,000           1,197,869
 04-15-15                             5.00              3,100,000(o)        3,440,132
 10-15-15                             4.38              2,195,000(o)        2,359,761
U.S. Treasury
 09-30-11                             1.00                 65,000              65,051
 07-15-12                             1.50                470,000(o)          472,350
 07-31-14                             2.63             15,475,000          15,733,727
 08-31-14                             2.38              1,220,000(o)        1,224,575
 02-15-15                             4.00              5,570,000           6,001,675
 04-30-16                             2.63              4,775,000           4,713,073
 02-15-17                             4.63              2,050,000           2,269,573
 08-15-17                             4.75                700,000             780,008
 02-15-19                             2.75              1,100,000           1,049,727
 05-15-19                             3.13             11,530,000(o)       11,345,336
 08-15-19                             3.63              2,960,000(o)        3,038,162
 02-15-26                             6.00              1,950,000           2,419,523
 02-15-29                             5.25             10,705,000(o)       12,426,161
 02-15-39                             3.50              2,160,000(o)        1,956,826
 05-15-39                             4.25                725,000             750,035
U.S. Treasury Inflation-Indexed Bond
 04-15-10                             0.88              8,025,879(k)        8,027,959
 01-15-12                             3.38             18,193,050(k,o)     19,346,064
 07-15-12                             3.00             10,780,110(k,o)     11,460,030
 01-15-14                             2.00              6,596,956(k)        6,831,621
 01-15-15                             1.63             10,404,693(k)       10,599,217
 01-15-17                             2.38             10,444,258(k,o)     11,112,817
 01-15-26                             2.00             10,308,165(k)       10,285,137
 01-15-27                             2.38             17,540,586(k)       18,433,205
                                                                      ---------------
Total                                                                     177,889,565
-------------------------------------------------------------------------------------

ASSET-BACKED (0.3%)
AmeriCredit Automobile Receivables Trust
 Series 2008-AF Cl A3 (FSA)
 12-12-12                             5.68              1,000,000(m)        1,034,720
Bank of America Credit Card Trust
 Series 2008-A1 Cl A1
 04-15-13                             0.82              1,100,000(i)        1,098,663
Capital Auto Receivables Asset Trust
 Series 2006-SN1A Cl D
 04-20-11                             6.15                171,735(d)          171,735
Capital Auto Receivables Asset Trust
 Series 2007-SN2 Cl A4
 05-16-11                             1.27                525,000(d,i)        526,614
Natl Collegiate Student Loan Trust
 Collateralized Mtge Obligation
 Interest Only
 Series 2006-2 Cl AIO
 08-25-11                            17.54                800,000(j)           72,000
Natl Collegiate Student Loan Trust
 Collateralized Mtge Obligation
 Interest Only
 Series 2006-3 Cl AIO
 01-25-12                             5.88              1,500,000(j)          212,345
Santander Drive Auto Receivables Trust
 Series 2007-1 Cl A4 (FGIC)
 09-15-14                             0.29              1,090,569(i,m)      1,038,149
Triad Auto Receivables Owner Trust
 Series 2007-B Cl A3A (FSA)
 10-12-12                             5.24                220,000(m)          223,984
                                                                      ---------------
Total                                                                       4,378,210
-------------------------------------------------------------------------------------

COMMERCIAL MORTGAGE-BACKED (0.7%)(f)
Bear Stearns Commercial Mtge Securities
 Series 2004-PWR5 Cl A3
 07-11-42                             4.57                700,000             699,898
CDC Commercial Mtge Trust
 Series 2002-FX1 Cl A2
 11-15-30                             5.68              1,000,000           1,031,182


                             See accompanying Notes to Portfolio of Investments.

--------------------------------------------------------------------------------
                 RIVERSOURCE STRATEGIC ALLOCATION FUND -- 2009 ANNUAL REPORT  37

PORTFOLIO OF INVESTMENTS (continued) -------------------------------------------

BONDS (CONTINUED)
                                    COUPON           PRINCIPAL
ISSUER                               RATE              AMOUNT                VALUE(a)
COMMERCIAL MORTGAGE-BACKED (CONT.)
Citigroup Commercial Mtge Trust
 Series 2006-C5 Cl A4
 10-15-49                             5.43%              $350,000            $316,302
Citigroup/Deutsche Bank Commercial Mtge Trust
 Series 2005-CD1 Cl ASB
 07-15-44                             5.40                175,000             183,715
Commercial Mtge Pass-Through Ctfs
 Series 2004-LB3A Cl A3
 07-10-37                             5.09                331,000             325,216
Commercial Mtge Pass-Through Ctfs
 Series 2004-LB3A Cl A4
 07-10-37                             5.23                450,000             448,983
Commercial Mtge Pass-Through Ctfs
 Series 2006-CN2A Cl BFL
 02-05-19                             0.56                175,000(d,i)        121,930
CS First Boston Mtge Securities
 Series 2005-C4 Cl A1
 08-15-38                             4.77                154,569             155,406
Federal Natl Mtge Assn #735029
 09-01-13                             5.32                348,757             356,505
GE Capital Commercial Mtge
 Series 2005-C1 Cl A5
 06-10-48                             4.77                400,000             381,510
General Electric Capital Assurance
 Series 2003-1 Cl A4
 05-12-35                             5.25                344,370(d)          348,094
Greenwich Capital Commercial Funding
 Series 2004-GG1 Cl A5
 06-10-36                             4.88                200,000             200,333
GS Mtge Securities II
 Series 2007-EOP Cl J
 03-06-20                             1.10                950,000(d,i)        714,969
GS Mtge Securities II
 Series 2007-GG10 Cl F
 08-10-45                             6.00                625,000              73,750
JPMorgan Chase Commercial Mtge Securities
 Series 2003-LN1 Cl A1
 10-15-37                             4.13                218,634             222,580
JPMorgan Chase Commercial Mtge Securities
 Series 2003-ML1A Cl A1
 03-12-39                             3.97                 77,261              78,384
JPMorgan Chase Commercial Mtge Securities
 Series 2003-ML1A Cl A2
 03-12-39                             4.77                750,000             734,557
JPMorgan Chase Commercial Mtge Securities
 Series 2004-C2 Cl A2
 05-15-41                             5.28                400,000             401,470
JPMorgan Chase Commercial Mtge Securities
 Series 2004-CBX Cl A3
 01-12-37                             4.18                176,867             176,813
JPMorgan Chase Commercial Mtge Securities
 Series 2006-LDP6 Cl ASB
 04-15-43                             5.49                575,000             577,883
JPMorgan Chase Commercial Mtge Securities
 Series 2007-CB20 Cl E
 02-12-51                             6.40                525,000(d)           43,192
LB-UBS Commercial Mtge Trust
 Series 2004-C2 Cl A3
 03-15-29                             3.97                250,000             242,246
LB-UBS Commercial Mtge Trust
 Series 2005-C1 Cl A4
 02-15-30                             4.74                325,000             317,256
Morgan Stanley Capital I
 Series 2003-T11 Cl A2
 06-13-41                             4.34                 62,898              63,364
Morgan Stanley Capital I
 Series 2004-HQ4 Cl A5
 04-14-40                             4.59                300,000             288,445
Morgan Stanley Capital I
 Series 2006-T23 Cl AAB
 08-12-41                             5.97                350,000             357,857
Wachovia Bank Commercial Mtge Trust
 Series 2006-C24 Cl APB
 03-15-45                             5.58                350,000             352,354
                                                                      ---------------
Total                                                                       9,214,194
-------------------------------------------------------------------------------------

RESIDENTIAL MORTGAGE-BACKED (5.7%)(f,q)
Countrywide Alternative Loan Trust
 Collateralized Mtge Obligation
 Series 2005-14 Cl 2A2
 05-25-35                             0.50                568,678(i)          308,033


See accompanying Notes to Portfolio of Investments.

--------------------------------------------------------------------------------
38  RIVERSOURCE STRATEGIC ALLOCATION FUND -- 2009 ANNUAL REPORT

--------------------------------------------------------------------------------

BONDS (CONTINUED)
                                    COUPON           PRINCIPAL
ISSUER                               RATE              AMOUNT                VALUE(a)
RESIDENTIAL MORTGAGE-BACKED (CONT.)
Countrywide Home Loans
 Collateralized Mtge Obligation
 Series 2005-R2 Cl 2A1
 06-25-35                             7.00%              $335,653(d)         $296,174
Federal Home Loan Mtge Corp
 10-01-39                             6.00              3,000,000(e)        3,165,936
Federal Home Loan Mtge Corp #1G0847
 07-01-35                             4.72              4,048,959(i)        4,215,061
Federal Home Loan Mtge Corp #A82542
 10-01-38                             7.00              4,573,532           4,955,553
Federal Home Loan Mtge Corp #B13193
 04-01-19                             5.50                272,728             292,479
Federal Home Loan Mtge Corp #B15214
 06-01-19                             5.00              1,565,475           1,661,727
Federal Home Loan Mtge Corp #B16408
 09-01-19                             5.50              1,096,000           1,170,579
Federal Home Loan Mtge Corp #C53878
 12-01-30                             5.50                559,067             588,862
Federal Home Loan Mtge Corp #G05493
 03-01-39                             6.50              4,886,962           5,215,997
Federal Home Loan Mtge Corp #G12141
 09-01-20                             4.50                608,044             640,750
Federal Natl Mtge Assn
 10-01-24                             4.50                500,000(e)          517,656
 10-01-39                             5.50                400,000(e)          418,375
 10-01-39                             6.00              6,150,000(e)        6,488,251
 10-01-39                             7.00              2,000,000(e)        2,180,000
Federal Natl Mtge Assn #190353
 08-01-34                             5.00                289,032             299,792
Federal Natl Mtge Assn #254684
 03-01-18                             5.00                867,198             921,330
Federal Natl Mtge Assn #254800
 07-01-23                             5.50                883,674             938,152
Federal Natl Mtge Assn #545874
 08-01-32                             6.50                648,895             700,741
Federal Natl Mtge Assn #555528
 04-01-33                             6.00              1,324,425           1,410,596
Federal Natl Mtge Assn #598558
 08-01-16                             6.00                255,188             275,829
Federal Natl Mtge Assn #661185
 06-01-17                             7.00                214,230             231,958
Federal Natl Mtge Assn #668824
 08-01-32                             6.50                946,250           1,021,103
Federal Natl Mtge Assn #670387
 08-01-32                             7.00                 71,227              78,626
Federal Natl Mtge Assn #671054
 01-01-33                             7.00                752,215             828,981
Federal Natl Mtge Assn #725232
 03-01-34                             5.00              1,157,545           1,201,725
Federal Natl Mtge Assn #725424
 04-01-34                             5.50              2,585,928           2,720,611
Federal Natl Mtge Assn #725773
 09-01-34                             5.50              4,635,311           4,870,939
Federal Natl Mtge Assn #730153
 08-01-33                             5.50                714,535             751,750
Federal Natl Mtge Assn #735212
 12-01-34                             5.00              2,260,450           2,344,605
Federal Natl Mtge Assn #735224
 02-01-35                             5.50              2,228,019           2,344,062
Federal Natl Mtge Assn #743579
 11-01-33                             5.50                897,408             944,148
Federal Natl Mtge Assn #745079
 12-01-20                             5.00              3,346,764           3,538,941
Federal Natl Mtge Assn #785506
 06-01-34                             5.00              2,204,588           2,286,663
Federal Natl Mtge Assn #786151
 07-01-19                             5.50              2,175,291           2,337,813
Federal Natl Mtge Assn #791447
 10-01-34                             6.00                760,522             808,102
Federal Natl Mtge Assn #822083
 07-01-35                             5.00              1,617,280           1,676,479
Federal Natl Mtge Assn #883201
 07-01-36                             6.50                797,930             863,064
Federal Natl Mtge Assn #888414
 11-01-35                             5.00              2,165,424           2,244,687
Federal Natl Mtge Assn #915770
 03-01-37                             6.50              3,305,260           3,538,315
Federal Natl Mtge Assn #974740
 04-01-23                             6.00              1,426,897           1,521,906
                                                                      ---------------
Total                                                                      72,816,351
-------------------------------------------------------------------------------------

AEROSPACE & DEFENSE (--%)
TransDigm Group
 Sr Sub Nts
 07-15-14                             7.75                190,000(d,e)        184,538
-------------------------------------------------------------------------------------



                             See accompanying Notes to Portfolio of Investments.

--------------------------------------------------------------------------------
                 RIVERSOURCE STRATEGIC ALLOCATION FUND -- 2009 ANNUAL REPORT  39

PORTFOLIO OF INVESTMENTS (continued) -------------------------------------------

BONDS (CONTINUED)
                                    COUPON           PRINCIPAL
ISSUER                               RATE              AMOUNT                VALUE(a)

BANKING (0.1%)
Export-Import Bank of Korea
 Sr Unsecured
 01-14-15                             5.88%              $500,000(c)         $527,498
Goldman Sachs Group
 Sr Unsecured
 02-15-19                             7.50                215,000             245,962
                                                                      ---------------
Total                                                                         773,460
-------------------------------------------------------------------------------------

CHEMICALS (0.1%)
INVISTA
 Sr Unsecured
 05-01-12                             9.25              1,000,000(d)        1,005,000
-------------------------------------------------------------------------------------

CONSTRUCTION MACHINERY (0.1%)
United Rentals North America
 06-15-16                            10.88              1,000,000(d,o)      1,070,000
-------------------------------------------------------------------------------------

CONSUMER CYCLICAL SERVICES (0.1%)
West Corp
 10-15-14                             9.50              1,000,000             980,000
-------------------------------------------------------------------------------------

CONSUMER PRODUCTS (0.1%)
Jarden
 05-01-16                             8.00              1,000,000           1,025,000
-------------------------------------------------------------------------------------

ELECTRIC (0.6%)
Exelon
 Sr Unsecured
 06-15-10                             4.45              1,000,000           1,020,565
Indiana Michigan Power
 Sr Unsecured
 03-15-37                             6.05                955,000           1,008,056
Majapahit Holding
 08-07-19                             8.00                200,000(c,d,o)      213,500
NRG Energy
 01-15-17                             7.38              1,000,000             967,500
PacifiCorp
 1st Mtge
 09-15-13                             5.45              1,845,000           1,992,675
Portland General Electric
 03-15-10                             7.88                365,000             373,994
Potomac Electric Power
 1st Mtge
 06-01-35                             5.40                360,000             360,022
Power Sector Assets & Liabilities
 05-27-19                             7.25                400,000(c,d)        426,000
Sierra Pacific Power
 Series M
 05-15-16                             6.00              1,780,000           1,888,400
                                                                      ---------------
Total                                                                       8,250,712
-------------------------------------------------------------------------------------

FOOD AND BEVERAGE (0.3%)
Kraft Foods
 Sr Unsecured
 02-11-13                             6.00                355,000             380,781
Molson Coors Capital Finance
 09-22-10                             4.85                430,000(c)          444,320
Pinnacle Foods Finance LLC
 04-01-15                             9.25              1,000,000           1,015,000
SABMiller
 01-15-14                             5.70              2,420,000(c,d)      2,612,699
                                                                      ---------------
Total                                                                       4,452,800
-------------------------------------------------------------------------------------

GAMING (0.1%)
Boyd Gaming
 Sr Sub Nts
 02-01-16                             7.13              1,000,000             880,000
-------------------------------------------------------------------------------------

GAS PIPELINES (0.6%)
CenterPoint Energy Resources
 Sr Unsecured
 02-15-11                             7.75              1,417,000           1,506,817
Colorado Interstate Gas
 Sr Unsecured
 11-15-15                             6.80              1,082,000           1,203,234
Southern Natural Gas
 Sr Unsecured
 04-01-17                             5.90              1,800,000(d)        1,853,818
TransCapitalInvest for Transneft
 Secured
 08-07-18                             8.70                700,000(c,d)        764,050
Transcontinental Gas Pipe Line LLC
 Sr Unsecured
 04-15-16                             6.40              1,750,000           1,937,600
                                                                      ---------------
Total                                                                       7,265,519
-------------------------------------------------------------------------------------



See accompanying Notes to Portfolio of Investments.

--------------------------------------------------------------------------------
40  RIVERSOURCE STRATEGIC ALLOCATION FUND -- 2009 ANNUAL REPORT

--------------------------------------------------------------------------------

BONDS (CONTINUED)
                                    COUPON           PRINCIPAL
ISSUER                               RATE              AMOUNT                VALUE(a)

HEALTH CARE (0.3%)
DaVita
 03-15-15                             7.25%            $1,000,000            $990,000
HCA
 Secured Pay-in-kind
 11-15-16                             9.63              1,000,000(r)        1,040,000
Omnicare
 12-15-13                             6.75              1,000,000             967,500
Select Medical
 02-01-15                             7.63              1,000,000             936,250
Vanguard Health Holding II LLC
 10-01-14                             9.00                295,000             300,900
                                                                      ---------------
Total                                                                       4,234,650
-------------------------------------------------------------------------------------

INDEPENDENT ENERGY (0.2%)
Anadarko Petroleum
 Sr Unsecured
 09-15-16                             5.95                645,000             683,416
Chesapeake Energy
 01-15-16                             6.63              1,000,000             945,000
Range Resources
 05-15-19                             8.00              1,000,000           1,025,000
                                                                      ---------------
Total                                                                       2,653,416
-------------------------------------------------------------------------------------

MEDIA CABLE (0.2%)
Charter Communications Operating LLC/Capital
 Secured
 04-30-14                            10.38              1,000,000(d)        1,020,000
Comcast
 03-15-11                             5.50                 90,000              94,667
 03-15-37                             6.45                640,000             677,689
CSC Holdings
 Sr Unsecured
 04-15-14                             8.50              1,000,000(d,o)      1,052,500
                                                                      ---------------
Total                                                                       2,844,856
-------------------------------------------------------------------------------------

MEDIA NON CABLE (0.4%)
Liberty Media LLC
 Sr Unsecured
 05-15-13                             5.70                889,000             842,328
News America
 12-15-35                             6.40                525,000             529,608
Nielsen Finance LLC
 08-01-14                            10.00              1,000,000           1,005,000
RR Donnelley & Sons
 Sr Unsecured
 01-15-17                             6.13              1,620,000           1,527,355
Thomson Reuters
 10-01-14                             5.70              1,120,000(c)        1,228,134
                                                                      ---------------
Total                                                                       5,132,425
-------------------------------------------------------------------------------------

NON CAPTIVE DIVERSIFIED (--%)
General Electric Capital
 Sr Unsecured
 01-10-39                             6.88                165,000             172,809
-------------------------------------------------------------------------------------

OIL FIELD SERVICES (0.1%)
Gaz Capital
 07-31-14                             8.13                120,000(c,d,o)      126,097
Gaz Capital
 Sr Secured
 04-11-18                             8.15                350,000(c,d)        369,705
KazMunaiGaz Finance
 01-23-15                            11.75                500,000(c,d,o)      584,236
                                                                      ---------------
Total                                                                       1,080,038
-------------------------------------------------------------------------------------

PAPER (0.1%)
Boise Cascade LLC
 10-15-14                             7.13                128,000             101,760
Georgia-Pacific LLC
 05-01-16                             8.25              1,000,000(d)        1,037,500
                                                                      ---------------
Total                                                                       1,139,260
-------------------------------------------------------------------------------------

RAILROADS (0.2%)
CSX
 Sr Unsecured
 11-01-09                             4.88              3,000,000           3,007,001
-------------------------------------------------------------------------------------

TRANSPORTATION SERVICES (0.1%)
Erac USA Finance
 10-15-17                             6.38              1,305,000(d)        1,302,220
-------------------------------------------------------------------------------------

WIRELESS (0.2%)
Cricket Communications
 Sr Secured
 05-15-16                             7.75              1,000,000(d)        1,015,000
Rogers Communications
 08-15-18                             6.80                345,000(c)          386,657


                             See accompanying Notes to Portfolio of Investments.

--------------------------------------------------------------------------------
                 RIVERSOURCE STRATEGIC ALLOCATION FUND -- 2009 ANNUAL REPORT  41

PORTFOLIO OF INVESTMENTS (continued) -------------------------------------------

BONDS (CONTINUED)
                                    COUPON           PRINCIPAL
ISSUER                               RATE              AMOUNT                VALUE(a)
WIRELESS (CONT.)
Sprint Nextel
 Sr Nts
 08-15-17                             8.38%            $1,000,000            $995,000
                                                                      ---------------
Total                                                                       2,396,657
-------------------------------------------------------------------------------------

WIRELINES (0.9%)
AT&T
 Sr Unsecured
 03-15-11                             6.25              1,415,000           1,508,353
 01-15-38                             6.30              1,325,000           1,397,593
 02-15-39                             6.55                 70,000              76,317
Cincinnati Bell
 10-15-17                             8.25                499,000(e)          491,765
Qtel Intl Finance
 06-10-19                             7.88                200,000(c,d,o)      227,068
Telefonica Europe
 09-15-10                             7.75                950,000(c)        1,004,904
TELUS
 Sr Unsecured
 06-01-11                             8.00              3,315,000(c)        3,607,018
Verizon New York
 Sr Unsecured Series A
 04-01-12                             6.88              2,035,000           2,213,307
Verizon Pennsylvania
 Sr Unsecured Series A
 11-15-11                             5.65                705,000             752,814
                                                                      ---------------
Total                                                                      11,279,139
-------------------------------------------------------------------------------------
TOTAL BONDS
(Cost: $368,485,522)                                                     $380,334,812
-------------------------------------------------------------------------------------



FDIC-INSURED DEBT (0.3%)(n)
                                                       AMOUNT
                                    COUPON           PAYABLE AT
ISSUER                               RATE             MATURITY               VALUE(a)
Citibank
 FDIC Govt Guaranty
 05-07-12                             1.61%            $4,000,000(o)       $4,026,488
-------------------------------------------------------------------------------------
TOTAL FDIC-INSURED DEBT
(Cost: $4,012,125)                                                         $4,026,488
-------------------------------------------------------------------------------------





MONEY MARKET FUND (0.8%)(g)
                                                       SHARES                VALUE(a)
MONEY MARKET FUND
RiverSource Short-Term Cash Fund, 0.28%              10,836,346(l)        $10,836,346
-------------------------------------------------------------------------------------
TOTAL MONEY MARKET FUND
(Cost: $10,836,346)                                                       $10,836,346
-------------------------------------------------------------------------------------


INVESTMENTS OF CASH COLLATERAL
RECEIVED FOR SECURITIES ON
LOAN (20.6%)
                                                       SHARES                VALUE(a)
CASH COLLATERAL REINVESTMENT FUND (6.4%)
JPMorgan Prime Money Market Fund                     81,760,965           $81,760,965
-------------------------------------------------------------------------------------





                                    COUPON           PRINCIPAL
ISSUER                               RATE              AMOUNT                VALUE(a)
ASSET-BACKED COMMERCIAL PAPER (4.0%)
Belmont Funding LLC
 10-06-09                            0.52%           $9,998,989            $9,998,989
Cancara Asset Securitisation LLC
 11-16-09                            0.30             9,994,750             9,994,750
Ebbets Funding LLC
 10-06-09                            0.47             9,999,086             9,999,086
Grampian Funding LLC
 10-21-09                            0.37             3,998,767             3,998,767
Rheingold Securitization
 12-16-09                            0.38             4,995,936             4,995,936
Tasman Funding
 10-23-09                            0.30             2,999,250             2,999,250
Versailles Commercial Paper LLC
 10-13-09                            0.55             9,994,958             9,994,958
                                                                      ---------------
Total                                                                      51,981,736
-------------------------------------------------------------------------------------

CERTIFICATES OF DEPOSIT (7.2%)
Banco Espirito Santo e Comm London
 10-06-09                            0.30             5,000,000             5,000,000
Banco Popular Espanol
 10-05-09                            0.30             2,999,225             2,999,225
Banco Santander Madrid
 10-13-09                            0.45             2,500,000             2,500,000
Banco Santander NY
 11-09-09                            0.41             3,000,000             3,000,000


See accompanying Notes to Portfolio of Investments.

--------------------------------------------------------------------------------
42  RIVERSOURCE STRATEGIC ALLOCATION FUND -- 2009 ANNUAL REPORT

--------------------------------------------------------------------------------

INVESTMENTS OF CASH COLLATERAL
RECEIVED FOR SECURITIES ON
LOAN (CONTINUED)
                                    COUPON           PRINCIPAL
ISSUER                               RATE              AMOUNT                VALUE(a)
CERTIFICATES OF DEPOSIT (CONT.)
Bank of Austria
 10-14-09                            0.34%           $4,998,584            $4,998,584
Bayrische Hypo-Und Vereinsbank
 10-29-09                            0.39             3,000,000             3,000,000
Caisse de Depots et Consignment Paris
 10-19-09                            0.43             1,997,757             1,997,757
Caixa Geral Dep London
 10-26-09                            0.57             1,000,000             1,000,000
Calyon London
 11-19-09                            0.35             4,995,532             4,995,532
Credit Indusrial et Comm London
 10-13-09                            0.52             3,994,692             3,994,692
 11-18-09                            0.37             5,000,000             5,000,000
Danske Bank Copenhagen
 11-24-09                            0.32             2,500,000             2,500,000
Dexia Credit Local du France
 10-09-09                            0.43             7,998,678             7,998,678
ING Bank London
 10-13-09                            0.50             3,000,000             3,000,000
Jyske
 12-10-09                            0.44             4,994,445             4,994,445
Mizuho London
 10-29-09                            0.49             1,000,000             1,000,000
 12-15-09                            0.33             5,000,000             5,000,000
Monte de Paschi
 10-14-09                            0.40             5,000,083             5,000,083
Nederlandse Waterschapsbank
 10-20-09                            0.40             2,996,936             2,996,936
Norinchukin Bank NY
 11-20-09                            0.41             5,000,000             5,000,000
Raiffeisen Zentralbank Oest Vienna
 10-05-09                            0.29             5,000,000             5,000,000
San Paolo Imi Ireland
 10-07-09                            0.40             3,496,504             3,496,504
Ulster Bank Ireland, Dublin
 10-15-09                            0.47             8,000,000             8,000,000
                                                                      ---------------
Total                                                                      92,472,436
-------------------------------------------------------------------------------------

COMMERCIAL PAPER (1.9%)
BTM Capital
 10-08-09                            0.45             4,998,250             4,998,250
Citigroup Funding
 10-05-09                            0.40             7,998,489             7,998,489
KBC Financial Products
 10-28-09                            0.46             7,996,320             7,996,320
Natixis Commercial Paper
 10-08-09                            0.29             2,999,275             2,999,275
                                                                      ---------------
Total                                                                      23,992,334
-------------------------------------------------------------------------------------

REPURCHASE AGREEMENTS (1.1%)
Morgan Stanley
 10-01-09                            0.23             2,000,000             2,000,000
 10-01-09                            0.30             5,000,000             5,000,000
Natixis Financial Products
 10-01-09                            0.60             2,000,000             2,000,000
RBS Securities
 10-01-09                            0.50             5,000,000             5,000,000
                                                                      ---------------
Total                                                                      14,000,000
-------------------------------------------------------------------------------------

TOTAL INVESTMENTS OF CASH COLLATERAL RECEIVED FOR SECURITIES ON LOAN
(Cost: $264,207,471)                                                     $264,207,471
-------------------------------------------------------------------------------------
TOTAL INVESTMENTS IN SECURITIES
(Cost: $1,659,394,732)(t)                                              $1,562,631,568
=====================================================================================





                             See accompanying Notes to Portfolio of Investments.

--------------------------------------------------------------------------------
                 RIVERSOURCE STRATEGIC ALLOCATION FUND -- 2009 ANNUAL REPORT  43

PORTFOLIO OF INVESTMENTS (continued) -------------------------------------------

INVESTMENTS IN DERIVATIVES


FUTURES CONTRACTS OUTSTANDING AT SEPT. 30, 2009



                              NUMBER OF                                  UNREALIZED
                              CONTRACTS      NOTIONAL     EXPIRATION    APPRECIATION
CONTRACT DESCRIPTION        LONG (SHORT)   MARKET VALUE      DATE      (DEPRECIATION)
-------------------------------------------------------------------------------------
Russell 2000 Mini Index           44         $2,653,200    Dec. 2009          $54,452
S&P 500 Index                     12          3,158,700    Dec. 2009           46,909
U.S. Long Bond, 20-year           (5)          (606,875)   Dec. 2009           (8,211)
U.S. Treasury Note, 2-
  year                            79         17,140,531    Jan. 2010           99,866
U.S. Treasury Note, 5-
  year                           (19)        (2,205,781)   Jan. 2010           (8,044)
U.S. Treasury Note, 10-
  year                            34          4,023,156    Dec. 2009           16,949
-------------------------------------------------------------------------------------
Total                                                                        $201,921
-------------------------------------------------------------------------------------



CREDIT DEFAULT SWAP CONTRACTS OUTSTANDING AT SEPT. 30, 2009




SELL PROTECTION                                                                              UNAMORTIZED    PERIODIC
                      REFERENCED      RECEIVE                     NOTIONAL                 PREMIUM (PAID)   PAYMENTS    UNREALIZED
COUNTERPARTY            ENTITY      FIXED RATE  EXPIRATION DATE    AMOUNT    MARKET VALUE     RECEIVED     RECEIVABLE  APPRECIATION
-----------------------------------------------------------------------------------------------------------------------------------
JPMorgan Chase     CDX North           5.00%     June 20, 2014   $5,500,000    $(336,875)     $1,021,662      $8,403       $693,190
  Bank             America High
                   Yield Index
-----------------------------------------------------------------------------------------------------------------------------------
JPMorgan Chase     CDX North            4.46     June 20, 2014   10,000,000     (612,500)      1,486,659      13,615        887,774
  Bank             America High
                   Yield Index
-----------------------------------------------------------------------------------------------------------------------------------
Total                                                                          $(949,375)     $2,508,321     $22,018     $1,580,964
-----------------------------------------------------------------------------------------------------------------------------------



FORWARD FOREIGN CURRENCY CONTRACTS OPEN AT SEPT. 30, 2009



                            CURRENCY TO           CURRENCY TO       UNREALIZED     UNREALIZED
EXCHANGE DATE              BE DELIVERED           BE RECEIVED      APPRECIATION   DEPRECIATION
----------------------------------------------------------------------------------------------
Oct. 7, 2009                       5,804,000           8,486,261           $--         $(5,638)
                      European Monetary Unit         U.S. Dollar
----------------------------------------------------------------------------------------------
Oct. 7, 2009                          83,000             121,844           406              --
                      European Monetary Unit         U.S. Dollar
----------------------------------------------------------------------------------------------

Oct. 7, 2009                     812,141,000           8,821,732            --        (226,409)
                                Japanese Yen         U.S. Dollar
----------------------------------------------------------------------------------------------

Oct. 7, 2009                     470,833,000           5,262,644        17,049              --
                                Japanese Yen         U.S. Dollar
----------------------------------------------------------------------------------------------

Oct. 7, 2009                       5,928,000           5,610,396            --        (110,914)
                                 Swiss Franc         U.S. Dollar
----------------------------------------------------------------------------------------------

Oct. 7, 2009                       8,349,956           9,944,000       417,519              --
                                 U.S. Dollar   Australian Dollar

----------------------------------------------------------------------------------------------


See accompanying Notes to Portfolio of Investments.

--------------------------------------------------------------------------------
44  RIVERSOURCE STRATEGIC ALLOCATION FUND -- 2009 ANNUAL REPORT

--------------------------------------------------------------------------------

FORWARD FOREIGN CURRENCY CONTRACTS OPEN AT SEPT. 30, 2009
(CONTINUED)



                            CURRENCY TO           CURRENCY TO       UNREALIZED     UNREALIZED
EXCHANGE DATE              BE DELIVERED           BE RECEIVED      APPRECIATION   DEPRECIATION
----------------------------------------------------------------------------------------------
Oct. 7, 2009                      13,998,504          83,664,000      $489,028             $--
                                 U.S. Dollar     Norwegian Krone
----------------------------------------------------------------------------------------------

Oct. 7, 2009                       5,797,296          40,081,000            --         (45,992)
                                 U.S. Dollar       Swedish Krona
----------------------------------------------------------------------------------------------
Nov. 2, 2009                         424,238             600,000         1,605              --
                                 U.S. Dollar    Singapore Dollar
----------------------------------------------------------------------------------------------
Total                                                                 $925,607       $(388,953)
----------------------------------------------------------------------------------------------



NOTES TO PORTFOLIO OF INVESTMENTS


(a) Securities are valued by using policies described in Note 2 to the financial statements.

(b)  Non-income producing.

(c) Foreign security values are stated in U.S. dollars. For debt securities, principal amounts are denominated in U.S. dollar currency unless otherwise noted. At Sept. 30, 2009, the value of foreign securities, excluding short-term securities, represented 11.3% of net assets.

(d) Represents a security sold under Rule 144A, which is exempt from registration under the Securities Act of 1933, as amended. This security may be determined to be liquid under guidelines established by the Fund's Board of Directors. These securities may be resold in transactions exempt from registration, normally to qualified institutional buyers. At Sept. 30, 2009, the value of these securities amounted to $21,838,068 or 1.7% of net assets.

(e) At Sept. 30, 2009, the cost of securities purchased, including interest purchased, on a when-issued and/or other forward-commitment basis was $13,374,927. See Note 2 to the financial statements.

(f) Mortgage-backed securities represent direct or indirect participations in, or are secured by and payable from, mortgage loans secured by real property, and include single- and multi-class pass-through securities and collateralized mortgage obligations. These securities may be issued or guaranteed by U.S. government agencies or instrumentalities, or by private issuers, generally originators and investors in mortgage loans, including savings associations, mortgage bankers, commercial banks, investment bankers and special purpose entities. The maturity dates shown represent the original maturity of the underlying obligation. Actual maturity may vary based upon prepayment activity on these obligations. Unless otherwise noted, the coupon rates presented are fixed rates.

(g) Securities are pledged with brokers as collateral for securities sold short.


--------------------------------------------------------------------------------
                 RIVERSOURCE STRATEGIC ALLOCATION FUND -- 2009 ANNUAL REPORT  45

PORTFOLIO OF INVESTMENTS (continued) -------------------------------------------

(h)  Identifies issues considered to be illiquid as to their marketability (see
     Note 2 to the financial statements). The aggregate value of such securities at Sept. 30, 2009 was $326, representing less than 0.01% of net assets. Information concerning such security holdings at Sept. 30, 2009 is as follows:

                                          ACQUISITION
     SECURITY                                DATES         COST
     ----------------------------------------------------------
     Crown Paper Escrow                     04-16-07        $--
     Unione di Banche Italiane
       Warrants                             05-02-08        781


(i) Interest rate varies either based on a predetermined schedule or to reflect current market conditions; rate shown is the effective rate on Sept. 30, 2009.

(j) Interest only represents securities that entitle holders to receive only interest payments on the underlying mortgages. The yield to maturity of an interest only security is extremely sensitive to the rate of principal payments on the underlying mortgage assets. A rapid (slow) rate of principal repayments may have an adverse (positive) effect on yield to maturity. The principal amount shown is the notional amount of the underlying mortgages. The interest rate disclosed represents yield based upon the estimated timing and amount of future cash flows at Sept. 30, 2009.

(k) Inflation-indexed bonds are securities in which the principal amount is adjusted for inflation and the semiannual interest payments equal a fixed percentage of the inflation-adjusted principal amount.

(l) Affiliated Money Market Fund -- See Note 8 to the financial statements. The rate shown is the seven-day current annualized yield at Sept. 30, 2009.

(m) The following abbreviations are used in the portfolio security descriptions to identify the insurer of the issue:

     FGIC  --   Financial Guaranty Insurance Company
     FSA   --   Financial Security Assurance


(n) This debt is guaranteed under the FDIC's Temporary Liquidity Guarantee Program (TLGP) and is backed by the full faith and credit of the United States.

(o) At Sept. 30, 2009, security was partially or fully on loan. See Note 7 to the financial statements.

(p)  Negligible market value.

(q) Represents comparable securities held to satisfy future delivery requirements of the following open forward sale commitments at Sept. 30, 2009:

                              PRINCIPAL   SETTLEMENT    PROCEEDS
     SECURITY                  AMOUNT        DATE      RECEIVABLE       VALUE
     --------------------------------------------------------------------------
     Federal Natl Mtge Assn
     10-01-24 5.00%          $1,000,000    10-19-09    $1,044,141    $1,048,438




--------------------------------------------------------------------------------
46  RIVERSOURCE STRATEGIC ALLOCATION FUND -- 2009 ANNUAL REPORT

--------------------------------------------------------------------------------

(r) Pay-in-kind securities are securities in which the issuer makes interest or dividend payments in cash or in additional securities. The securities usually have the same terms as the original holdings.

(s) Shareholders of tracking stocks have a financial interest only in a unit or division of the company. Unlike the common stock of the company itself, a tracking stock usually has limited or no voting rights. In the event of a company's liquidation, tracking stock shareholders typically do not have a legal claim on the company's assets.

(t) At Sept. 30, 2009, the cost of securities for federal income tax purposes was $1,676,548,496 and the aggregate gross unrealized appreciation and depreciation based on that cost was:

     Unrealized appreciation                         $106,936,951
     Unrealized depreciation                         (220,853,879)
     ------------------------------------------------------------
     Net unrealized depreciation                    $(113,916,928)
     ------------------------------------------------------------


The industries identified above are based on the Global Industry Classification Standard (GICS), which was developed by and is the exclusive property of Morgan Stanley Capital International Inc. and Standard & Poor's, a division of The McGraw-Hill Companies, Inc.



--------------------------------------------------------------------------------
                 RIVERSOURCE STRATEGIC ALLOCATION FUND -- 2009 ANNUAL REPORT  47

PORTFOLIO OF INVESTMENTS (continued) -------------------------------------------

FAIR VALUE MEASUREMENTS


Generally accepted accounting principles (GAAP) require disclosure regarding the inputs and valuation techniques used to measure fair value and any changes in valuation inputs or techniques. In addition, investments shall be disclosed by major category.

The Fund categorizes its fair value measurements according to a three-level hierarchy that maximizes the use of observable inputs and minimizes the use of unobservable inputs by prioritizing that the most observable input be used when available. Observable inputs are those that market participants would use in pricing an investment based on market data obtained from sources independent of the reporting entity. Unobservable inputs are those that reflect the Fund's assumptions about the information market participants would use in pricing an investment. An investment's level within the fair value hierarchy is based on the lowest level of any input that is deemed significant to the asset or liability's fair value measurement. The input levels are not necessarily an indication of the risk or liquidity associated with investments at that level. For example, certain U.S. government securities are generally high quality and liquid, however, they are reflected as Level 2 because the inputs used to determine fair value may not always be quoted prices in an active market.

Fair value inputs are summarized in the three broad levels listed below:

     - Level 1 -- Valuations based on quoted prices for investments in active markets that the Fund has the ability to access at the measurement date. Valuation adjustments are not applied to Level 1 investments.

     - Level 2 -- Valuations based on other significant observable inputs (including quoted prices for similar securities, interest rates, prepayment speeds, credit risks, etc.).

     - Level 3 -- Valuations based on significant unobservable inputs (including the Fund's own assumptions and judgment in determining the fair value of investments).

Inputs that are used in determining fair value of an investment may include price information, credit data, volatility statistics, and other factors. These inputs can be either observable or unobservable. The availability of observable inputs can vary between investments, and is affected by various factors such as the type of investment, and the volume and level of activity for that investment or similar investments in the marketplace. The inputs will be considered by the Fund Administrator, along with any other relevant factors in the calculation of an investment's fair value. The Fund uses prices and inputs that are current as of the measurement date, which may include periods of market dislocations. During these periods, the availability of prices and inputs may be reduced for many investments. This condition could cause an investment to be reclassified between the various levels within the hierarchy.

Non-U.S. equity securities actively traded in foreign markets may be reflected in Level 2 despite the availability of closing prices, because the Fund evaluates and determines whether those closing prices reflect fair value at the close of the New York Stock Exchange (NYSE) or require adjustment, as described in Note 2 to the financial statements -- Valuation of securities.

Investments falling into the Level 3 category are primarily supported by quoted prices from brokers and dealers participating in the market for those investments. However, these may be classified as Level 3 investments due to lack of market transparency and corroboration to support these quoted prices. Additionally, valuation models may be used as the pricing source for any remaining

--------------------------------------------------------------------------------
48  RIVERSOURCE STRATEGIC ALLOCATION FUND -- 2009 ANNUAL REPORT

--------------------------------------------------------------------------------
investments classified as Level 3. These models rely on one or more significant unobservable inputs and/or significant assumptions by the Fund Administrator. Inputs used in a valuation model may include, but are not limited to, financial statement analysis, discount rates and estimated cash flows, and comparable company data.

The following table is a summary of the inputs used to value the Fund's investments as of Sept. 30, 2009:

                                                FAIR VALUE AT SEPT. 30, 2009
                             ------------------------------------------------------------------
                                  LEVEL 1           LEVEL 2
                               QUOTED PRICES         OTHER          LEVEL 3
                                 IN ACTIVE        SIGNIFICANT     SIGNIFICANT
                                MARKETS FOR       OBSERVABLE     UNOBSERVABLE
DESCRIPTION                  IDENTICAL ASSETS       INPUTS          INPUTS            TOTAL
-----------------------------------------------------------------------------------------------
Equity Securities
  Common Stocks
  Paper & Forest Products                $--              $--            $1                  $1
  Real Estate                             --               --             1                   1
  All Other Industries(a)        877,373,383               --            --         877,373,383
  Preferred Stocks &
    Other(a)                          39,035               --            --              39,035
-----------------------------------------------------------------------------------------------
Total Equity Securities          877,412,418               --             2         877,412,420
-----------------------------------------------------------------------------------------------

Bonds
  Foreign Government
    Obligations &
    Agencies                              --       54,906,992            --          54,906,992
  U.S. Government
    Obligations &
    Agencies                      64,180,751      113,708,814            --         177,889,565
  Asset-Backed Securities                 --        4,306,210        72,000           4,378,210
  Commercial Mortgage-
    Backed Securities                     --        9,214,194            --           9,214,194
  Residential Mortgage-
    Backed Securities                     --       72,816,351            --          72,816,351
  Corporate Debt
    Securities                            --       61,129,500            --          61,129,500
-----------------------------------------------------------------------------------------------
Total Bonds                       64,180,751      316,082,061        72,000         380,334,812
-----------------------------------------------------------------------------------------------

Other
  Exchange Traded Fund            25,814,031               --            --          25,814,031
  FDIC-Insured Debt
    Securities                            --        4,026,488            --           4,026,488
  Affiliated Money Market
    Fund(b)                       10,836,346               --            --          10,836,346
  Investments of Cash
    Collateral Received
    for Securities on
    Loan(c)                       81,760,965      182,446,506            --         264,207,471
-----------------------------------------------------------------------------------------------
Total Other                      118,411,342      186,472,994            --         304,884,336
-----------------------------------------------------------------------------------------------
Investments in Securities      1,060,004,511      502,555,055        72,002       1,562,631,568
Other Financial
  Instruments(d)                     201,921        2,117,618            --           2,319,539
-----------------------------------------------------------------------------------------------
Total                         $1,060,206,432     $504,672,673       $72,002      $1,564,951,107
-----------------------------------------------------------------------------------------------


(a) All industry classifications are identified in the Portfolio of Investments.
(b) Money market fund that is a sweep investment for cash balances in the Fund at Sept. 30, 2009.


--------------------------------------------------------------------------------
                 RIVERSOURCE STRATEGIC ALLOCATION FUND -- 2009 ANNUAL REPORT  49

PORTFOLIO OF INVESTMENTS (continued) -------------------------------------------

(c) Asset categories for Investments of Cash Collateral are identified in the Portfolio of Investments.
(d) Other Financial Instruments are derivative instruments, which are valued at the unrealized appreciation (depreciation) on the instrument. Derivative descriptions are located in the Investments in Derivatives section of the Portfolio of Investments.

The following table is a reconciliation of Level 3 assets for which significant unobservable inputs were used to determine fair value.

                                                          RESIDENTIAL
                              COMMON    ASSET-BACKED    MORTGAGE-BACKED    OTHER FINANCIAL
                              STOCKS     SECURITIES        SECURITIES        INSTRUMENTS         TOTAL
--------------------------------------------------------------------------------------------------------
Balance as of Sept. 30,
  2008                            $1      $229,439         $3,979,007          $892,522       $5,100,969
  Accrued
    discounts/premiums            --       (68,484)                --                --          (68,484)
  Realized gain (loss)        17,085       (48,019)                --                 *          (30,934)
  Change in unrealized
    appreciation
    (depreciation)**               1        62,564                 --          (892,522)        (829,957)
  Net purchases (sales)      (17,085)     (103,500)                --                --         (120,585)
  Transfers in and/or out
    of Level 3                    --            --         (3,979,007)               --       (3,979,007)
--------------------------------------------------------------------------------------------------------
Balance as of Sept. 30,
  2009                            $2       $72,000                $--               $--          $72,002
--------------------------------------------------------------------------------------------------------


 * The realized gain (loss) earned during the period from Oct. 1, 2008 to Sept. 30, 2009 for Other Financial Instruments was $3,432,214.
** Change in unrealized appreciation (depreciation) relating to securities held at Sept. 30, 2009 was $2,408,679.



HOW TO FIND INFORMATION ABOUT THE FUND'S QUARTERLY PORTFOLIO HOLDINGS

(i) The Fund files its complete schedule of portfolio holdings with the Securities and Exchange Commission (Commission) for the first and third quarters of each fiscal year on Form N-Q;

(ii) The Fund's Forms N-Q are available on the Commission's website at http://www.sec.gov;

(iii)The Fund's Forms N-Q may be reviewed and copied at the Commission's Public Reference Room in Washington, DC (information on the operations of the Public Reference Room may be obtained by calling 1-800-SEC-0330); and

(iv) The Fund's complete schedule of portfolio holdings, as filed on Form N-Q, can be obtained without charge, upon request, by calling the RiverSource Family of Funds at 1(800) 221-2450.


--------------------------------------------------------------------------------
50  RIVERSOURCE STRATEGIC ALLOCATION FUND -- 2009 ANNUAL REPORT

STATEMENT OF ASSETS AND LIABILITIES --------------------------------------------
SEPT. 30, 2009


ASSETS
Investments in securities, at value
  Unaffiliated issuers* (identified cost $1,384,350,915)           $1,287,587,751
  Affiliated money market fund (identified cost $10,836,346)           10,836,346
  Investments of cash collateral received for securities on loan
    (identified cost $264,207,471)                                    264,207,471
---------------------------------------------------------------------------------
Total investments in securities (identified cost $1,659,394,732)    1,562,631,568
Foreign currency holdings (identified cost $135,393)                      134,834
Capital shares receivable                                                 321,088
Dividends and accrued interest receivable                               4,880,265
Receivable for investment securities sold                              12,088,781
Unrealized appreciation on forward foreign currency contracts             925,607
Unrealized appreciation on swap contracts                               1,580,964
Cash deposits and collateral held at broker                               850,000
---------------------------------------------------------------------------------
Total assets                                                        1,583,413,107
---------------------------------------------------------------------------------
LIABILITIES
Forward sale commitments, at value (proceeds receivable
  $1,044,141)                                                           1,048,438
Premiums received on outstanding credit default swap contracts          2,508,321
Disbursements in excess of cash                                           545,359
Capital shares payable                                                  2,806,450
Payable for investment securities purchased                            25,299,521
Payable upon return of securities loaned                              264,207,471
Variation margin payable on futures contracts                               6,881
Unrealized depreciation on forward foreign currency contracts             388,953
Accrued investment management services fees                                19,977
Accrued distribution fees                                                 548,614
Accrued transfer agency fees                                                6,798
Accrued administrative services fees                                        2,683
Accrued plan administration services fees                                     591
Other accrued expenses                                                    282,879
---------------------------------------------------------------------------------
Total liabilities                                                     297,672,936
---------------------------------------------------------------------------------
Net assets applicable to outstanding capital stock                 $1,285,740,171
---------------------------------------------------------------------------------
REPRESENTED BY
Capital stock -- $.01 par value                                    $    1,525,437
Additional paid-in capital                                          1,737,968,795
Undistributed net investment income                                     4,603,193
Accumulated net realized gain (loss)                                 (363,967,577)
Unrealized appreciation (depreciation) on investments
  and on translation of assets and liabilities in foreign
  currencies                                                          (94,389,677)
---------------------------------------------------------------------------------
Total -- representing net assets applicable to outstanding
  capital stock                                                    $1,285,740,171
---------------------------------------------------------------------------------
*Including securities on loan, at value                            $  321,080,783
---------------------------------------------------------------------------------




--------------------------------------------------------------------------------
                 RIVERSOURCE STRATEGIC ALLOCATION FUND -- 2009 ANNUAL REPORT  51

STATEMENT OF ASSETS AND LIABILITIES (continued) -------------------------------- SEPT. 30, 2009

NET ASSET VALUE PER SHARE
                                NET ASSETS   SHARES OUTSTANDING   NET ASSET VALUE PER SHARE
Class A                     $1,122,673,319          133,009,047                       $8.44(1)
Class B                     $  115,318,212           13,795,868                       $8.36
Class C                     $   46,514,897            5,592,862                       $8.32
Class I                     $        3,660                  434                       $8.43
Class R2                    $        3,660                  434                       $8.43
Class R3                    $        3,660                  434                       $8.43
Class R4                    $    1,219,103              144,213                       $8.45
Class R5                    $        3,660                  434                       $8.43
-------------------------------------------------------------------------------------------



(1) The maximum offering price per share for Class A is $8.95. The offering price is calculated by dividing the net asset value by 1.0 minus the maximum sales charge of 5.75%.

The accompanying Notes to Financial Statements are an integral part of this statement.


--------------------------------------------------------------------------------
52  RIVERSOURCE STRATEGIC ALLOCATION FUND -- 2009 ANNUAL REPORT

STATEMENT OF OPERATIONS --------------------------------------------------------
YEAR ENDED SEPT. 30, 2009


INVESTMENT INCOME
Income:
Dividends                                                          $  20,972,111
Interest                                                              14,408,416
Income distributions from affiliated money market fund                   401,595
Income from securities lending -- net                                  1,601,958
  Less foreign taxes withheld                                           (253,758)
--------------------------------------------------------------------------------
Total income                                                          37,130,322
--------------------------------------------------------------------------------
Expenses:
Investment management services fees                                    6,604,411
Distribution fees
  Class A                                                              2,727,681
  Class B                                                              1,272,157
  Class C                                                                456,933
  Class R2                                                                    16
  Class R3                                                                     8
Transfer agency fees
  Class A                                                              2,298,838
  Class B                                                                286,640
  Class C                                                                 99,158
  Class R2                                                                     1
  Class R3                                                                     1
  Class R4                                                                 2,033
  Class R5                                                                     1
Administrative services fees                                             962,590
Plan administration services fees
  Class R2                                                                     8
  Class R3                                                                     8
  Class R4                                                                10,165
Compensation of board members                                             40,585
Custodian fees                                                           161,960
Printing and postage                                                     195,700
Registration fees                                                         70,450
Professional fees                                                         69,004
Other                                                                     51,061
--------------------------------------------------------------------------------
Total expenses                                                        15,309,409
  Expenses waived/reimbursed by the Investment Manager and its
    affiliates                                                            (2,925)
  Earnings and bank fee credits on cash balances                            (536)
--------------------------------------------------------------------------------
Total net expenses                                                    15,305,948
--------------------------------------------------------------------------------
Investment income (loss) -- net                                       21,824,374
--------------------------------------------------------------------------------



--------------------------------------------------------------------------------
                 RIVERSOURCE STRATEGIC ALLOCATION FUND -- 2009 ANNUAL REPORT  53

STATEMENT OF OPERATIONS (continued) --------------------------------------------
YEAR ENDED SEPT. 30, 2009


REALIZED AND UNREALIZED GAIN (LOSS) -- NET
Net realized gain (loss) on:
  Security transactions                                            $(347,100,366)
  Foreign currency transactions                                          713,432
  Futures contracts                                                  (11,637,409)
  Swap transactions                                                    1,453,756
--------------------------------------------------------------------------------
Net realized gain (loss) on investments                             (356,570,587)
Net change in unrealized appreciation (depreciation) on
  investments
  and on translation of assets and liabilities in foreign
  currencies                                                         251,195,052
--------------------------------------------------------------------------------
Net gain (loss) on investments and foreign currencies               (105,375,535)
--------------------------------------------------------------------------------
Net increase (decrease) in net assets resulting from operations    $ (83,551,161)
--------------------------------------------------------------------------------



The accompanying Notes to Financial Statements are an integral part of this statement.


--------------------------------------------------------------------------------
54  RIVERSOURCE STRATEGIC ALLOCATION FUND -- 2009 ANNUAL REPORT

STATEMENTS OF CHANGES IN NET ASSETS --------------------------------------------


YEAR ENDED SEPT. 30,                                                    2009            2008
OPERATIONS AND DISTRIBUTIONS
Investment income (loss) -- net                               $   21,824,374  $   42,688,405
Net realized gain (loss) on investments                         (356,570,587)     54,378,305
Net change in unrealized appreciation (depreciation) on
  investments and on translation of assets and liabilities
  in foreign currencies                                          251,195,052    (560,237,466)
--------------------------------------------------------------------------------------------
Net increase (decrease) in net assets resulting from
  operations                                                     (83,551,161)   (463,170,756)
--------------------------------------------------------------------------------------------
Distributions to shareholders from:
  Net investment income
    Class A                                                      (16,834,117)    (35,496,911)
    Class B                                                         (994,784)     (2,937,587)
    Class C                                                         (372,611)       (956,804)
    Class I                                                              (67)           (116)
    Class R2                                                             (45)            (98)
    Class R3                                                             (53)           (110)
    Class R4                                                         (63,666)       (230,095)
    Class R5                                                             (66)           (113)
  Net realized gain
    Class A                                                      (41,389,405)   (104,574,474)
    Class B                                                       (4,968,746)    (14,104,037)
    Class C                                                       (1,748,006)     (4,106,155)
    Class I                                                             (121)           (296)
    Class R2                                                            (121)           (296)
    Class R3                                                            (121)           (296)
    Class R4                                                        (204,989)       (935,500)
    Class R5                                                            (121)           (296)
--------------------------------------------------------------------------------------------
Total distributions                                              (66,577,039)   (163,343,184)
--------------------------------------------------------------------------------------------



--------------------------------------------------------------------------------
                 RIVERSOURCE STRATEGIC ALLOCATION FUND -- 2009 ANNUAL REPORT  55

STATEMENTS OF CHANGES IN NET ASSETS (continued) --------------------------------

YEAR ENDED SEPT. 30,                                                    2009            2008
CAPITAL SHARE TRANSACTIONS
Proceeds from sales
  Class A shares                                              $  103,620,192  $  321,585,875
  Class B shares                                                  15,592,329      57,557,782
  Class C shares                                                   7,953,459      25,316,765
  Class R4 shares                                                    337,914       1,868,724
Reinvestment of distributions at net asset value
  Class A shares                                                  57,145,191     137,818,023
  Class B shares                                                   5,803,404      16,608,861
  Class C shares                                                   1,998,857       4,795,604
  Class I shares                                                          --       1,165,595
  Class R4 shares                                                    268,655              --
Conversions from Class B to Class A
  Class A shares                                                  17,575,561      23,703,038
  Class B shares                                                 (17,575,561)    (23,703,038)
Payments for redemptions
  Class A shares                                                (364,792,004)   (385,271,291)
  Class B shares                                                 (41,694,600)    (54,722,193)
  Class C shares                                                 (17,561,521)    (16,390,832)
  Class R4 shares                                                 (5,164,392)     (9,882,533)
--------------------------------------------------------------------------------------------
Increase (decrease) in net assets from capital share
  transactions                                                  (236,492,516)    100,450,380
--------------------------------------------------------------------------------------------
Total increase (decrease) in net assets                         (386,620,716)   (526,063,560)
Net assets at beginning of year                                1,672,360,887   2,198,424,447
--------------------------------------------------------------------------------------------
Net assets at end of year                                     $1,285,740,171  $1,672,360,887
--------------------------------------------------------------------------------------------
Undistributed net investment income                           $    4,603,193  $    3,943,366
--------------------------------------------------------------------------------------------


Certain line items from the prior year have been renamed to conform to the current year presentation.

The accompanying Notes to Financial Statements are an integral part of this statement.


--------------------------------------------------------------------------------
56  RIVERSOURCE STRATEGIC ALLOCATION FUND -- 2009 ANNUAL REPORT

FINANCIAL HIGHLIGHTS -----------------------------------------------------------

The following tables are intended to help you understand the Fund's financial performance. Certain information reflects financial results for a single share of a class held for periods shown. For periods ended 2007 and after, per share net investment income amounts are calculated based on average shares outstanding during the period. Total returns assume reinvestment of all dividends and distributions. Total returns do not reflect payment of sales charges, if any, and are not annualized for periods of less than one year.

                                                                     YEAR ENDED SEPT. 30,
CLASS A                                            -------------------------------------------------------
PER SHARE DATA                                      2009         2008        2007        2006        2005
Net asset value, beginning of period                $9.10       $12.48      $10.78       $9.96       $8.73
----------------------------------------------------------------------------------------------------------
INCOME FROM INVESTMENT OPERATIONS:
Net investment income (loss)                          .14          .24         .22         .18         .15
Net gains (losses) (both realized and
 unrealized)                                         (.40)       (2.71)       1.71         .80        1.22
----------------------------------------------------------------------------------------------------------
Total from investment operations                     (.26)       (2.47)       1.93         .98        1.37
----------------------------------------------------------------------------------------------------------
LESS DISTRIBUTIONS:
Dividends from net investment income                 (.12)        (.23)       (.23)       (.16)       (.14)
Distributions from realized gains                    (.28)        (.68)         --          --          --
----------------------------------------------------------------------------------------------------------
Total distributions                                  (.40)        (.91)       (.23)       (.16)       (.14)
----------------------------------------------------------------------------------------------------------
Net asset value, end of period                      $8.44        $9.10      $12.48      $10.78       $9.96
----------------------------------------------------------------------------------------------------------
TOTAL RETURN                                       (2.33%)     (20.90%)     17.97%       9.88%      15.81%
----------------------------------------------------------------------------------------------------------
RATIOS TO AVERAGE NET ASSETS(a)
Total expenses                                      1.10%        1.02%       1.12%       1.12%       1.09%
----------------------------------------------------------------------------------------------------------
Net investment income (loss)                        1.82%        2.20%       1.90%       1.84%       1.54%
----------------------------------------------------------------------------------------------------------
SUPPLEMENTAL DATA
Net assets, end of period (in millions)            $1,123       $1,437      $1,872      $1,209        $938
----------------------------------------------------------------------------------------------------------
Portfolio turnover rate(b)                           136%         123%        123%        122%        134%
----------------------------------------------------------------------------------------------------------



See accompanying Notes to Financial Highlights.


--------------------------------------------------------------------------------
                 RIVERSOURCE STRATEGIC ALLOCATION FUND -- 2009 ANNUAL REPORT  57

FINANCIAL HIGHLIGHTS (continued) -----------------------------------------------

                                                                     YEAR ENDED SEPT. 30,
CLASS B                                            -------------------------------------------------------
PER SHARE DATA                                      2009         2008        2007        2006        2005
Net asset value, beginning of period                $9.01       $12.36      $10.69       $9.88       $8.66
----------------------------------------------------------------------------------------------------------
INCOME FROM INVESTMENT OPERATIONS:
Net investment income (loss)                          .08          .15         .13         .10         .07
Net gains (losses) (both realized and
 unrealized)                                         (.39)       (2.67)       1.68         .80        1.22
----------------------------------------------------------------------------------------------------------
Total from investment operations                     (.31)       (2.52)       1.81         .90        1.29
----------------------------------------------------------------------------------------------------------
LESS DISTRIBUTIONS:
Dividends from net investment income                 (.06)        (.15)       (.14)       (.09)       (.07)
Distributions from realized gains                    (.28)        (.68)         --          --          --
----------------------------------------------------------------------------------------------------------
Total distributions                                  (.34)        (.83)       (.14)       (.09)       (.07)
----------------------------------------------------------------------------------------------------------
Net asset value, end of period                      $8.36        $9.01      $12.36      $10.69       $9.88
----------------------------------------------------------------------------------------------------------
TOTAL RETURN                                       (3.00%)     (21.50%)     17.02%       9.09%      14.93%
----------------------------------------------------------------------------------------------------------
RATIOS TO AVERAGE NET ASSETS(a)
Total expenses                                      1.87%        1.78%       1.88%       1.89%       1.86%
----------------------------------------------------------------------------------------------------------
Net investment income (loss)                        1.05%        1.43%       1.14%       1.09%        .78%
----------------------------------------------------------------------------------------------------------
SUPPLEMENTAL DATA
Net assets, end of period (in millions)              $115         $169        $243        $146         $96
----------------------------------------------------------------------------------------------------------
Portfolio turnover rate(b)                           136%         123%        123%        122%        134%
----------------------------------------------------------------------------------------------------------



See accompanying Notes to Financial Highlights.


--------------------------------------------------------------------------------
58  RIVERSOURCE STRATEGIC ALLOCATION FUND -- 2009 ANNUAL REPORT

--------------------------------------------------------------------------------

                                                                     YEAR ENDED SEPT. 30,
CLASS C                                            -------------------------------------------------------
PER SHARE DATA                                      2009         2008        2007        2006        2005
Net asset value, beginning of period                $8.97       $12.31      $10.66       $9.86       $8.65
----------------------------------------------------------------------------------------------------------
INCOME FROM INVESTMENT OPERATIONS:
Net investment income (loss)                          .08          .16         .14         .10         .08
Net gains (losses) (both realized and
 unrealized)                                         (.39)       (2.67)       1.66         .79        1.21
----------------------------------------------------------------------------------------------------------
Total from investment operations                     (.31)       (2.51)       1.80         .89        1.29
----------------------------------------------------------------------------------------------------------
LESS DISTRIBUTIONS:
Dividends from net investment income                 (.06)        (.15)       (.15)       (.09)       (.08)
Distributions from realized gains                    (.28)        (.68)         --          --          --
----------------------------------------------------------------------------------------------------------
Total distributions                                  (.34)        (.83)       (.15)       (.09)       (.08)
----------------------------------------------------------------------------------------------------------
Net asset value, end of period                      $8.32        $8.97      $12.31      $10.66       $9.86
----------------------------------------------------------------------------------------------------------
TOTAL RETURN                                       (2.98%)     (21.47%)     16.97%       9.11%      14.92%
----------------------------------------------------------------------------------------------------------
RATIOS TO AVERAGE NET ASSETS(a)
Total expenses                                      1.86%        1.77%       1.88%       1.89%       1.87%
----------------------------------------------------------------------------------------------------------
Net investment income (loss)                        1.07%        1.47%       1.16%       1.14%        .78%
----------------------------------------------------------------------------------------------------------
SUPPLEMENTAL DATA
Net assets, end of period (in millions)               $47          $59         $67         $23          $7
----------------------------------------------------------------------------------------------------------
Portfolio turnover rate(b)                           136%         123%        123%        122%        134%
----------------------------------------------------------------------------------------------------------



See accompanying Notes to Financial Highlights.


--------------------------------------------------------------------------------
                 RIVERSOURCE STRATEGIC ALLOCATION FUND -- 2009 ANNUAL REPORT  59

FINANCIAL HIGHLIGHTS (continued) -----------------------------------------------

                                                         YEAR ENDED SEPT. 30,
CLASS I                                            --------------------------------
PER SHARE DATA                                      2009         2008       2007(c)
Net asset value, beginning of period                $9.09       $12.47       $11.52
-----------------------------------------------------------------------------------
INCOME FROM INVESTMENT OPERATIONS:
Net investment income (loss)                          .18          .28          .22
Net gains (losses) (both realized and
 unrealized)                                         (.41)       (2.71)        1.00
-----------------------------------------------------------------------------------
Total from investment operations                     (.23)       (2.43)        1.22
-----------------------------------------------------------------------------------
LESS DISTRIBUTIONS:
Dividends from net investment income                 (.15)        (.27)        (.27)
Distributions from realized gains                    (.28)        (.68)          --
-----------------------------------------------------------------------------------
Total distributions                                  (.43)        (.95)        (.27)
-----------------------------------------------------------------------------------
Net asset value, end of period                      $8.43        $9.09       $12.47
-----------------------------------------------------------------------------------
TOTAL RETURN                                       (1.88%)     (20.60%)      10.70%
-----------------------------------------------------------------------------------
RATIOS TO AVERAGE NET ASSETS(a)
Total expenses                                       .65%         .63%         .73%(d)
-----------------------------------------------------------------------------------
Net investment income (loss)                        2.34%        2.59%        2.33%(d)
-----------------------------------------------------------------------------------
SUPPLEMENTAL DATA
Net assets, end of period (in millions)               $--          $--          $--
-----------------------------------------------------------------------------------
Portfolio turnover rate(b)                           136%         123%         123%
-----------------------------------------------------------------------------------



See accompanying Notes to Financial Highlights.


--------------------------------------------------------------------------------
60  RIVERSOURCE STRATEGIC ALLOCATION FUND -- 2009 ANNUAL REPORT

--------------------------------------------------------------------------------

                                                         YEAR ENDED SEPT. 30,
CLASS R2                                           --------------------------------
PER SHARE DATA                                      2009         2008       2007(c)
Net asset value, beginning of period                $9.09       $12.47       $11.52
-----------------------------------------------------------------------------------
INCOME FROM INVESTMENT OPERATIONS:
Net investment income (loss)                          .12          .22          .14
Net gains (losses) (both realized and
 unrealized)                                         (.40)       (2.69)        1.00
-----------------------------------------------------------------------------------
Total from investment operations                     (.28)       (2.47)        1.14
-----------------------------------------------------------------------------------
LESS DISTRIBUTIONS:
Dividends from net investment income                 (.10)        (.23)        (.19)
Distributions from realized gains                    (.28)        (.68)          --
-----------------------------------------------------------------------------------
Total distributions                                  (.38)        (.91)        (.19)
-----------------------------------------------------------------------------------
Net asset value, end of period                      $8.43        $9.09       $12.47
-----------------------------------------------------------------------------------
TOTAL RETURN                                       (2.52%)     (20.93%)      10.01%
-----------------------------------------------------------------------------------
RATIOS TO AVERAGE NET ASSETS(a)
Gross expenses prior to expense
 waiver/reimbursement                               1.42%        1.45%        1.54%(d)
-----------------------------------------------------------------------------------
Net expenses after expense
 waiver/reimbursement(e)                            1.33%        1.20%        1.54%(d)
-----------------------------------------------------------------------------------
Net investment income (loss)                        1.60%        1.98%        1.51%(d)
-----------------------------------------------------------------------------------
SUPPLEMENTAL DATA
Net assets, end of period (in millions)               $--          $--          $--
-----------------------------------------------------------------------------------
Portfolio turnover rate(b)                           136%         123%         123%
-----------------------------------------------------------------------------------



See accompanying Notes to Financial Highlights.


--------------------------------------------------------------------------------
                 RIVERSOURCE STRATEGIC ALLOCATION FUND -- 2009 ANNUAL REPORT  61

FINANCIAL HIGHLIGHTS (continued) -----------------------------------------------

                                                         YEAR ENDED SEPT. 30,
CLASS R3                                           --------------------------------
PER SHARE DATA                                      2009         2008       2007(c)
Net asset value, beginning of period                $9.09       $12.47       $11.52
-----------------------------------------------------------------------------------
INCOME FROM INVESTMENT OPERATIONS:
Net investment income (loss)                          .14          .25          .17
Net gains (losses) (both realized and
 unrealized)                                         (.40)       (2.69)        1.00
-----------------------------------------------------------------------------------
Total from investment operations                     (.26)       (2.44)        1.17
-----------------------------------------------------------------------------------
LESS DISTRIBUTIONS:
Dividends from net investment income                 (.12)        (.26)        (.22)
Distributions from realized gains                    (.28)        (.68)          --
-----------------------------------------------------------------------------------
Total distributions                                  (.40)        (.94)        (.22)
-----------------------------------------------------------------------------------
Net asset value, end of period                      $8.43        $9.09       $12.47
-----------------------------------------------------------------------------------
TOTAL RETURN                                       (2.27%)     (20.72%)      10.22%
-----------------------------------------------------------------------------------
RATIOS TO AVERAGE NET ASSETS(a)
Gross expenses prior to expense
 waiver/reimbursement                               1.16%        1.20%        1.32%(d)
-----------------------------------------------------------------------------------
Net expenses after expense
 waiver/reimbursement(e)                            1.07%         .95%        1.32%(d)
-----------------------------------------------------------------------------------
Net investment income (loss)                        1.93%        2.26%        1.75%(d)
-----------------------------------------------------------------------------------
SUPPLEMENTAL DATA
Net assets, end of period (in millions)               $--          $--          $--
-----------------------------------------------------------------------------------
Portfolio turnover rate(b)                           136%         123%         123%
-----------------------------------------------------------------------------------



See accompanying Notes to Financial Highlights.


--------------------------------------------------------------------------------
62  RIVERSOURCE STRATEGIC ALLOCATION FUND -- 2009 ANNUAL REPORT

--------------------------------------------------------------------------------

                                                                     YEAR ENDED SEPT. 30,
CLASS R4                                           -------------------------------------------------------
PER SHARE DATA                                      2009         2008        2007        2006        2005
Net asset value, beginning of period                $9.10       $12.48      $10.78       $9.96       $8.72
----------------------------------------------------------------------------------------------------------
INCOME FROM INVESTMENT OPERATIONS:
Net investment income (loss)                          .15          .26         .24         .21         .16
Net gains (losses) (both realized and
 unrealized)                                         (.40)       (2.71)       1.70         .79        1.24
----------------------------------------------------------------------------------------------------------
Total from investment operations                     (.25)       (2.45)       1.94        1.00        1.40
----------------------------------------------------------------------------------------------------------
LESS DISTRIBUTIONS:
Dividends from net investment income                 (.12)        (.25)       (.24)       (.18)       (.16)
Distributions from realized gains                    (.28)        (.68)         --          --          --
----------------------------------------------------------------------------------------------------------
Total distributions                                  (.40)        (.93)       (.24)       (.18)       (.16)
----------------------------------------------------------------------------------------------------------
Net asset value, end of period                      $8.45        $9.10      $12.48      $10.78       $9.96
----------------------------------------------------------------------------------------------------------
TOTAL RETURN                                       (2.11%)     (20.71%)     18.08%      10.07%      16.13%
----------------------------------------------------------------------------------------------------------
RATIOS TO AVERAGE NET ASSETS(a)
Gross expenses prior to expense
 waiver/reimbursement                                .94%         .93%       1.03%        .96%        .92%
----------------------------------------------------------------------------------------------------------
Net expenses after expense
 waiver/reimbursement(e)                             .87%         .78%       1.00%        .96%        .92%
----------------------------------------------------------------------------------------------------------
Net investment income (loss)                        1.97%        2.31%       2.01%       2.07%       1.72%
----------------------------------------------------------------------------------------------------------
SUPPLEMENTAL DATA
Net assets, end of period (in millions)                $1           $7         $17         $14          $4
----------------------------------------------------------------------------------------------------------
Portfolio turnover rate(b)                           136%         123%        123%        122%        134%
----------------------------------------------------------------------------------------------------------



See accompanying Notes to Financial Highlights.


--------------------------------------------------------------------------------
                 RIVERSOURCE STRATEGIC ALLOCATION FUND -- 2009 ANNUAL REPORT  63

FINANCIAL HIGHLIGHTS (continued) -----------------------------------------------

                                                         YEAR ENDED SEPT. 30,
CLASS R5                                           --------------------------------
PER SHARE DATA                                      2009         2008       2007(c)
Net asset value, beginning of period                $9.09       $12.47       $11.52
-----------------------------------------------------------------------------------
INCOME FROM INVESTMENT OPERATIONS:
Net investment income (loss)                          .17          .27          .22
Net gains (losses) (both realized and
 unrealized)                                         (.40)       (2.71)         .99
-----------------------------------------------------------------------------------
Total from investment operations                     (.23)       (2.44)        1.21
-----------------------------------------------------------------------------------
LESS DISTRIBUTIONS:
Dividends from net investment income                 (.15)        (.26)        (.26)
Distributions from realized gains                    (.28)        (.68)          --
-----------------------------------------------------------------------------------
Total distributions                                  (.43)        (.94)        (.26)
-----------------------------------------------------------------------------------
Net asset value, end of period                      $8.43        $9.09       $12.47
-----------------------------------------------------------------------------------
TOTAL RETURN                                       (1.90%)     (20.66%)      10.65%
-----------------------------------------------------------------------------------
RATIOS TO AVERAGE NET ASSETS(a)
Total expenses                                       .68%         .70%         .80%(d)
-----------------------------------------------------------------------------------
Net investment income (loss)                        2.27%        2.52%        2.27%(d)
-----------------------------------------------------------------------------------
SUPPLEMENTAL DATA
Net assets, end of period (in millions)               $--          $--          $--
-----------------------------------------------------------------------------------
Portfolio turnover rate(b)                           136%         123%         123%
-----------------------------------------------------------------------------------


NOTES TO FINANCIAL HIGHLIGHTS
(a) Expense ratios include the impact of a performance incentive adjustment, if any. In addition to the fees and expenses which the Fund bears directly, the Fund indirectly bears a pro rata share of the fees and expenses of the acquired funds in which it invests. Such indirect expenses are not included in the above reported expense ratios.
(b) Includes mortgage dollar rolls. If mortgage dollar roll transactions were excluded, the portfolio turnover would have been 116% and 89% for the years ended Sept. 30, 2009 and 2008, respectively.
(c) For the period from Dec. 11, 2006 (inception date) to Sept. 30, 2007.
(d) Annualized.
(e) The Investment Manager and its affiliates have agreed to waive/reimburse certain fees and expenses (excluding fees and expenses of acquired funds), before giving effect to any performance incentive adjustment.

The accompanying Notes to Financial Statements are an integral part of this statement.


--------------------------------------------------------------------------------
64  RIVERSOURCE STRATEGIC ALLOCATION FUND -- 2009 ANNUAL REPORT

NOTES TO FINANCIAL STATEMENTS --------------------------------------------------

1. ORGANIZATION

RiverSource Strategic Allocation Fund (the Fund) is a series of RiverSource Strategic Allocation Series, Inc. and is registered under the Investment Company Act of 1940, as amended (the 1940 Act) as a diversified, open-end management investment company. RiverSource Strategic Allocation Series, Inc. has 10 billion authorized shares of capital stock that can be allocated among the separate series as designated by the Fund's Board of Directors (the Board). The Fund's assets primarily are allocated among four asset classes: (1) U.S. equities, (2) U.S. and foreign debt securities, (3) foreign equity securities and (4) cash.

The Fund offers Class A, Class B, Class C, Class I, Class R2, Class R3, Class R4 and Class R5 shares.

- Class A shares are offered with a front-end sales charge, which may be waived under certain circumstances.

- Class B shares may be subject to a contingent deferred sales charge (CDSC) and automatically convert to Class A shares one month after the completion of the eighth year of ownership if originally purchased in a RiverSource fund on or after May 21, 2005 or originally purchased in a Seligman fund on or after June 13, 2009. Class B shares originally purchased in a RiverSource fund prior to May 21, 2005 will convert to Class A shares in the ninth calendar year of ownership. Class B shares originally purchased in a Seligman fund prior to June 13, 2009 will convert to Class A shares in the month prior to the ninth year of ownership.

-  Class C shares may be subject to a CDSC.

- Class I, Class R2, Class R3, Class R4 and Class R5 shares are offered without a front-end sales charge or CDSC to qualifying institutional investors.

At Sept. 30, 2009, RiverSource Investments, LLC (RiverSource Investments or the Investment Manager) owned 100% of Class I, Class R2, Class R3 and Class R5 shares.

All classes of shares have identical voting, dividend and liquidation rights. Class specific expenses (e.g., distribution and service fees, transfer agency fees, plan administration services fees) differ among classes. Income, expenses (other than class specific expenses) and realized and unrealized gains or losses on investments are allocated to each class of shares based upon its relative net assets.


--------------------------------------------------------------------------------
                 RIVERSOURCE STRATEGIC ALLOCATION FUND -- 2009 ANNUAL REPORT  65

NOTES TO FINANCIAL STATEMENTS (continued) --------------------------------------

2. SUMMARY OF SIGNIFICANT ACCOUNTING POLICIES

ADOPTION OF NEW ACCOUNTING STANDARD
In June 2009, the Financial Accounting Standards Board (FASB) established the FASB Accounting Standards Codification(TM) (Codification) as the single source of authoritative accounting principles recognized by the FASB in the preparation of financial statements in conformity with U.S. generally accepted accounting principles (GAAP). The Codification supersedes existing non-grandfathered, non-SEC accounting and reporting standards. The Codification did not change GAAP but rather organized it into a hierarchy where all guidance within the Codification carries an equal level of authority. The Codification became effective for financial statements issued for interim and annual periods ending after Sept. 15, 2009. The Codification did not have a material effect on the Fund's financial statements.

USE OF ESTIMATES
Preparing financial statements that conform to U.S. generally accepted accounting principles requires management to make estimates (e.g., on assets, liabilities and contingent assets and liabilities) that could differ from actual results.

VALUATION OF SECURITIES
All securities are valued at the close of business of the New York Stock Exchange (NYSE). Securities traded on national securities exchanges or included in national market systems are valued at the last quoted sales price. Debt securities are generally traded in the over-the-counter market and are valued by an independent pricing service using an evaluated bid. When market quotes are not readily available, the pricing service, in determining fair values of debt securities, takes into consideration such factors as current quotations by broker/dealers, coupon, maturity, quality, type of issue, trading characteristics, and other yield and risk factors it deems relevant in determining valuations. Foreign securities are valued based on quotations from the principal market in which such securities are normally traded. The procedures adopted by the Board generally contemplate the use of fair valuation in the event that price quotations or valuations are not readily available, price quotations or valuations from other sources are not reflective of market value and thus deemed unreliable, or a significant event has occurred in relation to a security or class of securities (such as foreign securities) that is not reflected in price quotations or valuations from other sources. A fair value price is a good faith estimate of the value of a security at a given point in time.

Many securities markets and exchanges outside the U.S. close prior to the close of the NYSE and therefore the closing prices for securities in such markets or on such exchanges may not fully reflect events that occur after such close but before

--------------------------------------------------------------------------------
66  RIVERSOURCE STRATEGIC ALLOCATION FUND -- 2009 ANNUAL REPORT

--------------------------------------------------------------------------------


the close of the NYSE, including significant movements in the U.S. market after foreign exchanges have closed. Accordingly, in those situations, Ameriprise Financial, Inc. (Ameriprise Financial), parent company of the Investment Manager, as administrator to the Fund, will fair value foreign securities pursuant to procedures adopted by the Board, including utilizing a third party pricing service to determine these fair values. These procedures take into account multiple factors, including movements in the U.S. securities markets, to determine a good faith estimate that reasonably reflects the current market conditions as of the close of the NYSE. Swap transactions are valued through an authorized pricing service, broker, or an internal model.

Short-term securities maturing in more than 60 days from the valuation date are valued at the market price or approximate market value based on current interest rates. Typically, those maturing in 60 days or less that originally had maturities of more than 60 days at acquisition date are valued at amortized cost using the market value on the 61st day before maturity. Short-term securities maturing in 60 days or less at acquisition date are valued at amortized cost. Amortized cost is an approximation of market value. Investments in money market funds are valued at net asset value.

FOREIGN CURRENCY TRANSLATIONS
Securities and other assets and liabilities denominated in foreign currencies are translated daily into U.S. dollars. Foreign currency amounts related to the purchase or sale of securities and income and expenses are translated at the exchange rate on the transaction date. The effect of changes in foreign exchange rates on realized and unrealized security gains or losses is reflected as a component of such gains or losses. In the Statement of Operations, net realized gains or losses from foreign currency transactions, if any, may arise from sales of foreign currency, closed forward contracts, exchange gains or losses realized between the trade date and settlement date on securities transactions, and other translation gains or losses on dividends, interest income and foreign withholding taxes.

ILLIQUID SECURITIES
At Sept. 30, 2009, investments in securities included issues that are illiquid which the Fund currently limits to 15% of net assets, at market value, at the time of purchase. The aggregate value of such securities at Sept. 30, 2009 was $326 representing less than 0.01% of net assets. Certain illiquid securities may be valued, in good faith, by management at fair value according to procedures approved by the Board. According to Board guidelines, certain unregistered securities are determined to be liquid and are not included within the 15% limitation specified above. Assets are liquid if they can be sold or disposed of in

--------------------------------------------------------------------------------
                 RIVERSOURCE STRATEGIC ALLOCATION FUND -- 2009 ANNUAL REPORT  67

NOTES TO FINANCIAL STATEMENTS (continued) --------------------------------------

the ordinary course of business within seven days at approximately the value at which the asset is valued by the Fund.

SECURITIES PURCHASED ON A FORWARD-COMMITMENT BASIS
Delivery and payment for securities that have been purchased by the Fund on a forward-commitment basis, including when-issued securities and other forward-commitments, can take place one month or more after the transaction date. During this period, such securities are subject to market fluctuations, and they may affect the Fund's net assets the same as owned securities. The Fund designates cash or liquid securities at least equal to the amount of its forward-commitments. At Sept. 30, 2009, the Fund has outstanding when-issued securities of $13,374,927.

The Fund also enters into transactions to sell purchase commitments to third parties at current market values and concurrently acquires other purchase commitments for similar securities at later dates. As an inducement for the Fund to "roll over" its purchase commitments, the Fund receives negotiated amounts in the form of reductions of the purchase price of the commitment. The Fund records the incremental difference between the forward purchase and sale of each forward roll as a realized gain or loss. Losses may arise due to changes in the value of the securities or if a counterparty does not perform under the terms of the agreement. If a counterparty files for bankruptcy or becomes insolvent, the Fund's right to repurchase or sell securities may be limited.

FORWARD SALE COMMITMENTS
The Fund may enter into forward sale commitments to hedge its portfolio positions or to sell mortgage-backed securities it owns under delayed delivery arrangements. Proceeds of forward sale commitments are not received until the contractual settlement date. During the time a forward sale commitment is outstanding, equivalent deliverable securities, or an offsetting forward purchase commitment deliverable on or before the sale commitment date, are used to satisfy the commitment.

Unsettled forward sale commitments are valued at the current market value of the underlying securities, generally according to the procedures described under "Valuation of securities" above. The forward sale commitment is "marked-to-market" daily and the change in market value is recorded by the Fund as an unrealized gain or loss. If the forward sale commitment is closed through the acquisition of an offsetting purchase commitment, the Fund realizes a gain or loss. If the Fund delivers securities under the commitment, the Fund realizes a gain or a loss from the sale of the securities based upon the market price established at the date the commitment was entered into. Forward sale commitments outstanding at period end are listed in the Notes to Portfolio of Investments.


--------------------------------------------------------------------------------
68  RIVERSOURCE STRATEGIC ALLOCATION FUND -- 2009 ANNUAL REPORT

--------------------------------------------------------------------------------

GUARANTEES AND INDEMNIFICATIONS
Under the Fund's organizational documents, its officers and directors are indemnified against certain liabilities arising out of the performance of their duties to the Fund. In addition, certain of the Fund's contracts with its service providers contain general indemnification clauses. The Fund's maximum exposure under these arrangements is unknown since the amount of any future claims that may be made against the Fund cannot be determined and the Fund has no historical basis for predicting the likelihood of any such claims.

FEDERAL TAXES
The Fund's policy is to comply with Subchapter M of the Internal Revenue Code that applies to regulated investment companies and to distribute substantially all of its taxable income (which includes net short-term capital gains) to shareholders. No provision for income or excise taxes is thus required.

Management of the Fund has concluded that there are no significant uncertain tax positions that would require recognition in the financial statements. Generally, the tax authorities can examine all the tax returns filed for the last three years.

DIVIDENDS TO SHAREHOLDERS
Dividends from net investment income, declared and paid each calendar quarter, when available, are reinvested in additional shares of the Fund at net asset value or payable in cash. Capital gains, when available, are distributed along with the last income dividend of the calendar year.

OTHER
Security transactions are accounted for on the date securities are purchased or sold. Dividend income, if any, is recognized on the ex-dividend date and interest income, including amortization of premium, market discount and original issue discount using the effective interest method, is accrued daily.

SECURITY LITIGATION SETTLEMENTS
Litigation proceeds from Enron Corp. related to portfolio securities no longer included in the portfolio are recorded as realized gains. Proceeds received during the year ended Sept. 30, 2009 were $34,075.

3. INVESTMENTS IN DERIVATIVES

The Fund may invest in certain derivative instruments, which are transactions whose values depend on or are derived from (in whole or in part) the value of one or more other assets, such as securities, currencies, commodities or indices. Such derivative instruments may be used to maintain cash reserves while maintaining exposure to certain other assets, to offset anticipated declines in values of investments, to facilitate trading, to reduce transaction costs, and to

--------------------------------------------------------------------------------
                 RIVERSOURCE STRATEGIC ALLOCATION FUND -- 2009 ANNUAL REPORT  69

NOTES TO FINANCIAL STATEMENTS (continued) --------------------------------------


pursue higher investment returns. The Fund may also use derivative instruments to mitigate certain investment risks, such as foreign currency exchange rate risk, interest rate risk, and credit risk.

FORWARD FOREIGN CURRENCY CONTRACTS
The Fund may enter into forward foreign currency contracts in connection with settling purchases or sales of securities, to hedge the currency exposure associated with some or all of the Fund's securities or as part of its investment strategy. A forward foreign currency contract is an agreement between two parties to buy and sell a currency at a set price on a future date. The market value of a forward foreign currency contract fluctuates with changes in foreign currency exchange rates. Forward foreign currency contracts are marked to market daily based upon foreign currency exchange rates from an independent pricing service and the change in value is recorded as unrealized appreciation or depreciation. The Fund will record a realized gain or loss when the forward foreign currency contract is closed.

The risks of forward foreign currency contracts include movement in the values of the foreign currencies relative to the U.S. dollar (or other foreign currencies) and the possibility that the counterparty will not complete its contractual obligation, which may be in excess of the amount reflected in the Statement of Assets and Liabilities.

FUTURES TRANSACTIONS
The Fund may buy and sell financial futures contracts traded on any U.S. or foreign exchange to produce incremental earnings, hedge existing positions or protect against market changes in the value of equities, interest rates or foreign currencies. The Fund may also buy and write put and call options on these futures contracts. A futures contract represents a commitment for the future purchase or sale of an asset at a specified price on a specified date.

Futures and options on futures are valued daily based upon the last sale price at the close of the market on the principal exchange on which they are traded. Upon entering into a futures contract, the Fund is required to deposit either cash or securities in an amount (initial margin) equal to a certain percentage of the contract value. Subsequent payments (variation margin) are made or received by the Fund each day. The variation margin payments are equal to the daily changes in the contract value and are recorded as unrealized gains and losses. The Fund recognizes a realized gain or loss when the contract is closed or expires.

Upon entering into futures contracts, the Fund bears the risk of interest rates, exchange rates or securities prices moving unexpectedly, in which case, the Fund may not achieve the anticipated benefits of the futures contracts and may realize a loss. Additional risks include counterparty credit risk, the possibility of an

--------------------------------------------------------------------------------
70  RIVERSOURCE STRATEGIC ALLOCATION FUND -- 2009 ANNUAL REPORT

--------------------------------------------------------------------------------


illiquid market, and that a change in the value of the contract or option may not correlate with changes in the value of the underlying securities.

CREDIT DEFAULT SWAP TRANSACTIONS
The Fund may enter into credit default swap transactions to increase or decrease its credit exposure to an issuer of debt securities, a specific debt security, or an index of issuers or debt securities. Additionally, credit default swaps may be used to hedge the Fund's exposure on a debt security that it owns or in lieu of selling such debt security.

As the purchaser of a credit default swap contract, the Fund purchases protection by paying a periodic interest rate on the notional amount to the counterparty. The interest amount is accrued daily as a component of unrealized appreciation (depreciation) and is recorded as a realized loss upon payment. If the credit event specified in the contract occurs, the Fund will be required to deliver either the reference obligation or an equivalent cash amount to the protection seller and in exchange, the Fund will receive the notional amount from the seller. The difference between the value of the obligation delivered and the notional amount received will be recorded as a realized gain (loss).

As the seller of a credit default swap contract, the Fund sells protection to a buyer and will generally receive a periodic interest rate on the notional amount. The interest amount is accrued daily as a component of unrealized appreciation (depreciation) and is recorded as a realized gain upon receipt of the payment. If the credit event specified in the contract occurs, the Fund will receive the reference obligation or an equivalent cash amount in exchange for the payment of the notional amount to the protection buyer. The difference between the value of the obligation received and the notional amount paid will be recorded as a realized gain (loss). The maximum potential amount of undiscounted future payments the Fund could be required to make as the seller of protection under a credit default swap transaction would be an amount equal to the notional amount of the agreement. Notional amounts of all credit default swap agreements outstanding at Sept. 30, 2009 for which the Fund is the seller of protection are disclosed in the Credit Default Swap Contracts Outstanding schedule following the Portfolio of Investments. These potential amounts would be partially offset by any recovery values of the respective referenced obligations or upfront payments received upon entering into the agreement.

As a protection seller, the Fund bears the risk of loss from the credit events specified in the contract. Although specified events are contract specific, credit events are generally defined as bankruptcy, failure to pay, restructuring, obligation acceleration, obligation default, or repudiation/moratorium. For credit default swap contracts on credit indices at September 30, 2009, the quoted market prices and resulting values serve as the indicator of the current status of

--------------------------------------------------------------------------------
                 RIVERSOURCE STRATEGIC ALLOCATION FUND -- 2009 ANNUAL REPORT  71

NOTES TO FINANCIAL STATEMENTS (continued) --------------------------------------


the payment/performance risk. Increasing market values, in absolute terms when compared to the notional amount of the swap, represent a deterioration of the referenced entity's credit soundness and a greater likelihood or risk of default or other credit event occurring as defined under the terms of the agreement. Market values for credit default swap contracts in which the Fund is the seller of protection are disclosed in the Credit Default Swap Contracts Outstanding schedule following the Portfolio of Investments.

The notional amounts of credit default swap contracts are not recorded in the financial statements. Any premium paid or received by the Fund upon entering into a credit default swap contract is recorded as an asset or liability and amortized daily as a component of realized gain (loss) in the Statement of Operations. Credit default swap contracts are valued daily, and the change in value is recorded as unrealized appreciation (depreciation) until the termination of the swap, at which time a realized gain (loss) is recorded. Credit default swap contracts can involve greater risks than if a fund had invested in the reference obligation directly since, in addition to general market risks, credit default swaps are subject to counterparty credit risk, leverage risk, hedging risk, correlation risk and liquidity risk. The Fund will enter into credit default swap agreements only with counterparties that meet certain standards of creditworthiness.

INTEREST RATE SWAP TRANSACTIONS
The Fund may enter into interest rate swap transactions to produce incremental earnings, to gain exposure to or protect itself from market changes, or to synthetically add or subtract principal exposure to a market. Interest rate swaps are agreements between two parties that involve the exchange of one type of interest rate for another type of interest rate cash flow on specified dates in the future, based on a predetermined, specified notional amount. Certain interest rate swaps are considered forward-starting, whereby the accrual for the exchange of cash flows does not begin until a specified date in the future (the "effective date"). The net cash flow for a standard interest rate swap transaction is generally the difference between a floating market interest rate versus a fixed interest rate.

Interest rate swaps are valued daily and unrealized appreciation (depreciation) is recorded. Certain interest rate swaps may accrue periodic interest on a daily basis as a component of unrealized appreciation (depreciation); the Fund will realize a gain or loss upon the payment or receipt of accrued interest. The Fund will realize a gain or a loss when the interest rate swap is terminated.

Risks of entering into interest rate swaps include a lack of correlation between the swaps and the portfolio of bonds the swaps are designed to hedge or replicate. A lack of correlation may cause the interest rate swap to experience adverse changes in value relative to expectations. In addition, interest rate swaps

--------------------------------------------------------------------------------
72  RIVERSOURCE STRATEGIC ALLOCATION FUND -- 2009 ANNUAL REPORT

--------------------------------------------------------------------------------


are subject to the risk of default of a counterparty, and the risk of adverse movements in market interest rates relative to the interest rate swap positions taken. The Fund's maximum risk of loss from counterparty credit risk is the discounted net value of the cash flows to be received from/paid to the counterparty over the contract's remaining life to the extent that such amount is positive, plus the cost of entering into a similar transaction with another counterparty. This risk is mitigated by having a master netting arrangement between the Fund and the counterparty and by the posting of collateral by the counterparty to the Fund to cover the Fund's exposure to the counterparty. At Sept. 30, 2009, the Fund had no outstanding interest rate swap contracts.

EFFECTS OF DERIVATIVE TRANSACTIONS ON THE FINANCIAL STATEMENTS
The following tables are intended to provide additional information about the effect of derivatives on the financial statements of the Fund including: the fair value of derivatives by risk category and the location of those fair values in the Statement of Assets and Liabilities; the impact of derivative transactions on the Fund's operations over the period including realized gains or losses and unrealized gains or losses. The derivative schedules following the Portfolio of Investments present additional information regarding derivative instruments outstanding at the end of the period, if any.


--------------------------------------------------------------------------------
                 RIVERSOURCE STRATEGIC ALLOCATION FUND -- 2009 ANNUAL REPORT  73

NOTES TO FINANCIAL STATEMENTS (continued) --------------------------------------

FAIR VALUES OF DERIVATIVE INSTRUMENTS AT SEPT. 30, 2009


                            ASSET DERIVATIVES                 LIABILITY DERIVATIVES
                     -------------------------------  -------------------------------------
                     STATEMENT OF ASSETS              STATEMENT OF ASSETS
RISK EXPOSURE          AND LIABILITIES                  AND LIABILITIES
CATEGORY                   LOCATION       FAIR VALUE        LOCATION       FAIR VALUE
-------------------------------------------------------------------------------------------
Credit contracts     Unrealized                       Unrealized
                     appreciation on                  depreciation on
                     swap transactions    $1,580,964  swap transactions          N/A
-------------------------------------------------------------------------------------------
Equity contracts     Net assets --                    Net assets --
                     unrealized                       unrealized
                     appreciation            101,361* depreciation               N/A
-------------------------------------------------------------------------------------------
Foreign exchange     Unrealized                       Unrealized
  contracts          appreciation on                  depreciation on
                     forward foreign                  forward foreign
                     currency contracts      925,607  currency contracts    $388,953
-------------------------------------------------------------------------------------------
Interest rate        Net assets --                    Net assets --
  contracts          unrealized                       unrealized
                     appreciation            100,560* depreciation               N/A
-------------------------------------------------------------------------------------------
Total                                     $2,708,492                        $388,953
-------------------------------------------------------------------------------------------


* Includes cumulative appreciation (depreciation) of futures contracts as reported in the Futures Contracts Outstanding table following the Portfolio of Investments. Only the current day's variation margin is reported in receivables or payables in the Statement of Assets and Liabilities.

EFFECT OF DERIVATIVE INSTRUMENTS ON THE STATEMENT OF OPERATIONS FOR THE YEAR ENDED SEPT. 30, 2009


       AMOUNT OF REALIZED GAIN OR (LOSS) ON DERIVATIVES RECOGNIZED IN INCOME
----------------------------------------------------------------------------------
                            FORWARD
                            FOREIGN
                            CURRENCY
RISK EXPOSURE CATEGORY     CONTRACTS     FUTURES       SWAPS        TOTAL
----------------------------------------------------------------------------------
Credit contracts            $     --  $         --  $(1,978,458) $(1,978,458)
----------------------------------------------------------------------------------
Equity contracts                  --    (2,521,847)          --  $(2,521,847)
----------------------------------------------------------------------------------
Foreign exchange
  contracts                  265,488            --           --  $   265,488
----------------------------------------------------------------------------------
Interest rate contracts           --    (9,115,562)   3,432,214  $(5,683,348)
----------------------------------------------------------------------------------
Total                       $265,488  $(11,637,409) $ 1,453,756  $(9,918,165)
----------------------------------------------------------------------------------




--------------------------------------------------------------------------------
74  RIVERSOURCE STRATEGIC ALLOCATION FUND -- 2009 ANNUAL REPORT

--------------------------------------------------------------------------------

 CHANGE IN UNREALIZED APPRECIATION OR (DEPRECIATION) ON DERIVATIVES RECOGNIZED
                                   IN INCOME
-------------------------------------------------------------------------------
                               FORWARD
                               FOREIGN
                               CURRENCY
RISK EXPOSURE CATEGORY        CONTRACTS   FUTURES     SWAPS       TOTAL
-------------------------------------------------------------------------------
Credit contracts               $     --  $     --  $2,756,802  $2,756,802
-------------------------------------------------------------------------------
Equity contracts                     --   773,947          --  $  773,947
-------------------------------------------------------------------------------
Foreign exchange contracts      420,176        --          --  $  420,176
-------------------------------------------------------------------------------
Interest rate contracts              --   205,610    (892,522) $ (686,912)
-------------------------------------------------------------------------------
Total                          $420,176  $979,557  $1,864,280  $3,264,013
-------------------------------------------------------------------------------


VOLUME OF DERIVATIVE ACTIVITY
FORWARD FOREIGN CURRENCY CONTRACTS
The gross notional amount of contracts outstanding was $56.9 million at Sept. 30, 2009. The monthly average gross notional amount for these contracts was $57.9 million for the year ended Sept. 30, 2009. The fair value of such contracts on Sept. 30, 2009 is set forth in the table above.

FUTURES
The gross notional amount of long and short contracts outstanding was $27.0 million and $2.8 million, respectively, at Sept. 30, 2009. The monthly average gross notional contract amount for long and short contracts was $9.7 million and $55.4 million, respectively, for the year ended Sept. 30, 2009. The fair value of such contracts on Sept. 30, 2009 is set forth in the table above.

CREDIT DEFAULT SWAPS
The gross notional amount of contracts outstanding was $15.5 million at Sept. 30, 2009. The monthly average gross notional contract amount for these contracts was $18.2 million for the year ended Sept. 30, 2009. The fair value of such contracts on Sept. 30, 2009 is set forth in the table above.

INTEREST RATE SWAPS
At Sept. 30, 2009, the Fund had no interest rate swap contracts outstanding. The monthly average gross notional contract amount for these contracts was $13.9 million for the year ended Sept. 30, 2009.

4. EXPENSES AND SALES CHARGES

INVESTMENT MANAGEMENT SERVICES FEES
Under an Investment Management Services Agreement, the Investment Manager determines which securities will be purchased, held or sold. The management fee is an annual fee that is equal to a percentage of the Fund's average daily net assets that declines from 0.57% to 0.39% as the Fund's net assets increase. The

--------------------------------------------------------------------------------
                 RIVERSOURCE STRATEGIC ALLOCATION FUND -- 2009 ANNUAL REPORT  75

NOTES TO FINANCIAL STATEMENTS (continued) --------------------------------------

fee may be adjusted upward or downward by a performance incentive adjustment determined monthly by measuring the percentage difference over a rolling 12-month period between the annualized performance of one Class A share of the Fund and the annualized performance of the Lipper Flexible Portfolio Funds Index. In certain circumstances, the Board may approve a change in the index. The maximum adjustment is 0.08% per year. If the performance difference is less than 0.50%, the adjustment will be zero. The adjustment decreased the management fee by $556,345 for the year ended Sept. 30, 2009. The management fee for the year ended Sept. 30, 2009 was 0.52% of the Fund's average daily net assets, including the adjustment under the terms of the performance incentive arrangement.

ADMINISTRATIVE SERVICES FEES
Under an Administrative Services Agreement, the Fund pays Ameriprise Financial an annual fee for administration and accounting services equal to a percentage of the Fund's average daily net assets that declines from 0.08% to 0.05% as the Fund's net assets increase. The fee for the year ended Sept. 30, 2009 was 0.08% of the Fund's average daily net assets.

OTHER FEES
Other expenses are for, among other things, certain expenses of the Fund or the Board including: Fund boardroom and office expense, employee compensation, employee health and retirement benefits, and certain other expenses. Payment of these Fund and Board expenses is facilitated by a company providing limited administrative services to the Fund and the Board. For the year ended Sept. 30, 2009, other expenses paid to this company were $44,032.

COMPENSATION OF BOARD MEMBERS
Under a Deferred Compensation Plan (the Plan), the board members who are not "interested persons" of the Fund under the 1940 Act may defer receipt of their compensation. Deferred amounts are treated as though equivalent dollar amounts had been invested in shares of the Fund or other funds in the RiverSource Family of Funds. The Fund's liability for these amounts is adjusted for market value changes and remains in the funds until distributed in accordance with the Plan.

TRANSFER AGENCY FEES
Under a Transfer Agency Agreement, RiverSource Service Corporation (the Transfer Agent) maintains Fund shareholder accounts and records and provides Fund shareholder services. The Fund pays the Transfer Agent an annual account-based fee at a rate equal to $19.50 for Class A, $20.50 for Class B and $20.00 for Class C for this service. The Transfer Agent also charges an annual fee of $3 per account serviced directly by the Fund or its designated agent for Class A, Class B and Class C shares. The Fund also pays the Transfer Agent an annual asset-based fee at a rate of 0.05% of the Fund's average daily net assets

--------------------------------------------------------------------------------
76  RIVERSOURCE STRATEGIC ALLOCATION FUND -- 2009 ANNUAL REPORT

--------------------------------------------------------------------------------

attributable to Class R2, Class R3, Class R4 and Class R5 shares. The Transfer Agent charges an annual fee of $5 per inactive account, charged on a pro rata basis for the 12 month period from the date the account becomes inactive. These fees are included in the transfer agency fees in the Statement of Operations.

PLAN ADMINISTRATION SERVICES FEES
Under a Plan Administration Services Agreement with the Transfer Agent, the Fund pays an annual fee at a rate of 0.25% of the Fund's average daily net assets attributable to Class R2, Class R3 and Class R4 shares for the provision of various administrative, recordkeeping, communication and educational services.

DISTRIBUTION FEES
The Fund has an agreement with RiverSource Fund Distributors, Inc. (the Distributor) for distribution and shareholder services. Under a Plan and Agreement of Distribution pursuant to Rule 12b-1, the Fund pays a fee at an annual rate of up to 0.25% of the Fund's average daily net assets attributable to Class A and Class R3 shares, a fee at an annual rate of up to 0.50% of the Fund's average daily net assets attributable to Class R2 shares and a fee at an annual rate of up to 1.00% of the Fund's average daily net assets attributable to Class B and Class C shares. For Class B and Class C shares, of the 1.00% fee, up to 0.75% is reimbursed for distribution expenses.

The amount of distribution expenses incurred by the Distributor and not yet reimbursed (unreimbursed expense) was approximately $6,846,000 and $367,000 for Class B and Class C shares, respectively. These amounts are based on the most recent information available as of July 31, 2009, and may be recovered from future payments under the distribution plan or CDSC. To the extent the unreimbursed expense has been fully recovered, the distribution fee is reduced.

SALES CHARGES
Sales charges, including front-end and CDSCs, received by the Distributor for distributing Fund shares were $1,912,865 for Class A, $131,652 for Class B and $10,777 for Class C for the year ended Sept. 30, 2009.

EXPENSES WAIVED/REIMBURSED BY THE INVESTMENT MANAGER AND ITS AFFILIATES
For the year ended Sept. 30, 2009, the Investment Manager and its affiliates waived/reimbursed certain fees and expenses such that net expenses (excluding fees and expenses of acquired funds*), including the adjustment under the terms of a performance incentive arrangement, were as follows:

Class R2............................................  1.33%
Class R3............................................  1.07
Class R4............................................  0.87




--------------------------------------------------------------------------------
                 RIVERSOURCE STRATEGIC ALLOCATION FUND -- 2009 ANNUAL REPORT  77

NOTES TO FINANCIAL STATEMENTS (continued) --------------------------------------

The waived/reimbursed fees and expenses for the transfer agency fees at the class level were as follows:

Class R4..........................................  $1,011


The waived/reimbursed fees and expenses for the plan administration services fees at the class level were as follows:

Class R2..........................................  $    3
Class R3..........................................       3
Class R4..........................................   1,908


Under an agreement which was effective until Sept. 30, 2009, the Investment Manager and its affiliates contractually agreed to waive certain fees and expenses such that net expenses (excluding fees and expenses of acquired funds*), before giving effect to any performance incentive adjustment, would not exceed the following percentage of the class average daily net assets:

Class R4............................................  0.96%


* In addition to the fees and expenses which the Fund bears directly, the Fund indirectly bears a pro rata share of the fees and expenses of the funds in which it invests (also referred to as "acquired funds"), including affiliated and non-affiliated pooled investment vehicles (including mutual funds and exchange traded funds). Because the acquired funds have varied expense and fee levels and the Fund may own different proportions of acquired funds at different times, the amount of fees and expenses incurred indirectly by the Fund will vary.

BANK FEE CREDITS
During the year ended Sept. 30, 2009, the Fund's custodian and transfer agency fees were reduced by $536 as a result of bank fee credits from overnight cash balances.

CUSTODIAN FEES
Effective Dec. 15, 2008, the Fund pays custodian fees to JPMorgan Chase Bank, N.A. For the period from Oct. 1, 2008 to Dec. 15, 2008, the Fund paid custodian fees amounting to $84,052 to Ameriprise Trust Company, a subsidiary of Ameriprise Financial.

5. SECURITIES TRANSACTIONS

Cost of purchases and proceeds from sales of securities (other than short-term obligations, but including mortgage dollar rolls) aggregated $1,724,845,790 and $1,935,627,303, respectively, for the year ended Sept. 30, 2009. Realized gains and losses are determined on an identified cost basis.


--------------------------------------------------------------------------------
78  RIVERSOURCE STRATEGIC ALLOCATION FUND -- 2009 ANNUAL REPORT

--------------------------------------------------------------------------------

6. CAPITAL SHARE TRANSACTIONS

Transactions in shares of capital stock for the periods indicated are as follows:

YEAR ENDED SEPT. 30,                           2009         2008
-------------------------------------------------------------------
CLASS A
Sold                                        13,986,656   29,134,395
Converted from Class B shares*               2,202,495    2,413,751
Reinvested distributions                     7,593,921   12,692,778
Redeemed                                   (48,752,943) (36,281,400)
-------------------------------------------------------------------
Net increase (decrease)                    (24,969,871)   7,959,524
-------------------------------------------------------------------

CLASS B
Sold                                         2,133,844    5,245,376
Reinvested distributions                       779,494    1,532,293
Converted to Class A shares*                (2,224,798)  (2,437,855)
Redeemed                                    (5,656,313)  (5,235,191)
-------------------------------------------------------------------
Net increase (decrease)                     (4,967,773)    (895,377)
-------------------------------------------------------------------

CLASS C
Sold                                         1,094,109    2,312,221
Reinvested distributions                       269,717      445,373
Redeemed                                    (2,379,246)  (1,590,374)
-------------------------------------------------------------------
Net increase (decrease)                     (1,015,420)   1,167,220
-------------------------------------------------------------------

CLASS R4
Sold                                            46,382      166,119
Reinvested distributions                        35,862      106,361
Redeemed                                      (686,576)    (875,172)
-------------------------------------------------------------------
Net increase (decrease)                       (604,332)    (602,692)
-------------------------------------------------------------------


* Automatic conversion of Class B shares to Class A shares based on the original purchase date.

Certain line items from prior year have been renamed to conform to the current year presentation.

7. LENDING OF PORTFOLIO SECURITIES

Effective Dec. 1, 2008, the Fund has entered into a Master Securities Lending Agreement (the Agreement) with JPMorgan Chase Bank, National Association (JPMorgan). The Agreement authorizes JPMorgan as lending agent to lend securities to authorized borrowers in order to generate additional income on behalf of the Fund. Pursuant to the Agreement, the securities loaned are secured by cash or U.S. government securities equal to at least 100% of the market value of the loaned securities. Any additional collateral required to maintain those levels due to market fluctuations of the loaned securities is delivered the following business day. Cash collateral received is invested by the lending agent on behalf of the Fund into authorized investments pursuant to the Agreement. The investments made with the cash collateral are listed in the Portfolio of

--------------------------------------------------------------------------------
                 RIVERSOURCE STRATEGIC ALLOCATION FUND -- 2009 ANNUAL REPORT  79

NOTES TO FINANCIAL STATEMENTS (continued) --------------------------------------


Investments. The values of such investments and any uninvested cash collateral balance are disclosed in the Statement of Assets and Liabilities along with the related obligation to return the collateral upon the return of the securities loaned. At Sept. 30, 2009, securities valued at $321,080,783 were on loan, secured by U.S. government securities valued at $65,056,890 and by cash collateral of $264,207,471 invested in short-term securities or in cash equivalents.

Risks of delay in recovery of securities or even loss of rights in the securities may occur should the borrower of the securities fail financially. Risks may also arise to the extent that the value of the securities loaned increases above the value of the collateral received. JPMorgan will indemnify the Fund from losses resulting from a borrower's failure to return a loaned security when due. Such indemnification does not extend to losses associated with declines in the value of cash collateral investments. Loans are subject to termination by the Fund or the borrower at any time, and are, therefore, not considered to be illiquid investments.

Pursuant to the Agreement, the Fund receives income for lending its securities either in the form of fees or by earning interest on invested cash collateral, net of negotiated rebates paid to borrowers and fees paid to the lending agent for services provided and any other securities lending expenses. Income of $1,599,403 earned from securities lending from Dec. 1, 2008 through Sept. 30, 2009 is included in the Statement of Operations. The Fund also continues to earn interest and dividends on the securities loaned.

Prior to Dec. 1, 2008, the Investment Manager served as securities lending agent for the Fund under the Securities Lending Agency Agreement pursuant to which the Fund agreed to reimburse the Investment Manager for expenses incurred by it in connection with the lending program. Expenses paid to the Investment Manager as securities lending agent were $3,861 through Nov. 30, 2008 and are included in other expenses in the Statement of Operations. Cash collateral received on loaned securities had been invested in an affiliated money market fund. Income of $2,555 earned from securities lending from Oct. 1, 2008 through Nov. 30, 2008 is included in the Statement of Operations.

8. AFFILIATED MONEY MARKET FUND

The Fund may invest its daily cash balance in RiverSource Short-Term Cash Fund, a money market fund established for the exclusive use of the funds in the RiverSource Family of Funds and other institutional clients of RiverSource Investments. The cost of the Fund's purchases and proceeds from sales of shares of RiverSource Short-Term Cash Fund aggregated $856,659,899 and $949,965,005, respectively, for the year ended Sept. 30, 2009. The income distributions received with respect to the Fund's investment in RiverSource Short-

--------------------------------------------------------------------------------
80  RIVERSOURCE STRATEGIC ALLOCATION FUND -- 2009 ANNUAL REPORT

--------------------------------------------------------------------------------


Term Cash Fund can be found in the Statement of Operations and the Fund's invested balance in RiverSource Short-Term Cash Fund at Sept. 30, 2009, can be found in the Portfolio of Investments.

9. BANK BORROWINGS

The Fund has entered into a revolving credit facility with a syndicate of banks led by JPMorgan Chase Bank, N.A. (the Administrative Agent), whereby the Fund may borrow for the temporary funding of shareholder redemptions or for other temporary or emergency purposes. The credit facility became effective on Oct. 15, 2009, replacing a prior credit facility. The credit facility agreement, which is a collective agreement between the Fund and certain other funds in the RiverSource Family of Funds, severally and not jointly, permits collective borrowings up to $300 million. The borrowers shall have the right, upon written notice to the Administrative Agent to request an increase of up to $200 million in the aggregate amount of the credit facility from new or existing lenders, provided that the aggregate amount of the credit facility shall at no time exceed $500 million. Participation in such increase by any existing lender shall be at such lender's sole discretion. Interest is charged to each Fund based on its borrowings at a rate equal to the sum of the federal funds rate plus (A) 1.25% per annum plus (B) if one-month LIBOR exceeds the federal funds rate, the amount of such excess. Each borrowing under the credit facility matures no later than 60 days after the date of borrowing. The Fund also pays a commitment fee equal to its pro rata share of the amount of the credit facility at a rate of 0.10% per annum, in addition to an upfront fee equal to its pro rata share of 0.04% of the amount of the credit facility. Prior to Oct. 15, 2009, the credit facility agreement, which was a collective agreement between the Fund and certain other funds in the RiverSource Family of Funds, severally and not jointly, permitted collective borrowings up to $475 million. Interest was charged to each Fund based on its borrowings at a rate equal to the federal funds rate plus 0.75%. The Fund also paid a commitment fee equal to its pro rata share of the amount of the credit facility at a rate of 0.06% per annum, in addition to an upfront fee equal to its pro rata share of 0.02% of the amount of the credit facility. The Fund had no borrowings during the year ended Sept. 30, 2009.

10. FEDERAL TAX INFORMATION

Net investment income (loss) and net realized gains (losses) may differ for financial statement and tax purposes primarily because of futures contracts, foreign currency transactions, recognition of unrealized appreciation (depreciation) for certain derivative investments, passive foreign investment company (PFIC) holdings, re-characterization of real estate investment trust
(REIT) distributions, post-October losses and losses deferred due to wash sales.


--------------------------------------------------------------------------------
                 RIVERSOURCE STRATEGIC ALLOCATION FUND -- 2009 ANNUAL REPORT  81

NOTES TO FINANCIAL STATEMENTS (continued) --------------------------------------


The character of distributions made during the year from net investment income or net realized gains may differ from their ultimate characterization for federal income tax purposes. Also, due to the timing of dividend distributions, the fiscal year in which amounts are distributed may differ from the year that the income or realized gains (losses) were recorded by the Fund.

In the Statement of Assets and Liabilities, as a result of permanent book-to-tax differences, undistributed net investment income has been decreased by $2,899,138 and accumulated net realized loss has been decreased by $2,899,138.

The tax character of distributions paid for the years indicated is as follows:

YEAR ENDED SEPT. 30,                         2009         2008
------------------------------------------------------------------
Ordinary income........................  $18,282,665  $ 49,409,371
Long-term capital gain.................   48,294,374   113,933,813


At Sept. 30, 2009, the components of distributable earnings on a tax basis are as follows:

Undistributed ordinary income.................  $   7,011,646
Undistributed accumulated long-term gain......  $          --
Accumulated realized loss.....................  $(346,850,712)
Unrealized appreciation (depreciation)........  $(113,914,995)


For federal income tax purposes, the Fund had a capital loss carry-over of $21,514,298 at Sept. 30, 2009, that if not offset by capital gains will expire in 2017.

Because the measurement periods for a regulated investment company's income are different for excise tax purposes versus income tax purposes, special rules are in place to protect the amount of earnings and profits needed to support excise tax distributions. As a result, the Fund is permitted to treat net capital losses realized between Nov. 1, 2008 and its fiscal year end (post-October loss) as occurring on the first day of the following tax year. At Sept. 30, 2009, the Fund had a post-October loss of $325,336,414 that is treated for income tax purposes as occurring on Oct. 1, 2009.

It is unlikely the Board will authorize a distribution of any net realized capital gains until the available capital loss carry-over has been offset or expires. There is no assurance that the Fund will be able to utilize all of its capital loss carry-over before it expires.

11. SUBSEQUENT EVENTS

Management has evaluated Fund related events and transactions that occurred during the period from the date of the Statement of Assets and Liabilities through Nov. 20, 2009, the date of issuance of the Fund's financial statements. There

--------------------------------------------------------------------------------
82  RIVERSOURCE STRATEGIC ALLOCATION FUND -- 2009 ANNUAL REPORT

--------------------------------------------------------------------------------


were no events or transactions that occurred during the period that materially impacted the amounts or disclosures in the Fund's financial statements.

12. INFORMATION REGARDING PENDING AND SETTLED LEGAL PROCEEDINGS

In June 2004, an action captioned John E. Gallus et al. v. American Express Financial Corp. and American Express Financial Advisors Inc. was filed in the United States District Court for the District of Arizona. The plaintiffs allege that they are investors in several American Express Company (now known as RiverSource) mutual funds and they purport to bring the action derivatively on behalf of those funds under the Investment Company Act of 1940. The plaintiffs allege that fees allegedly paid to the defendants by the funds for investment advisory and administrative services are excessive. The plaintiffs seek remedies including restitution and rescission of investment advisory and distribution agreements. The plaintiffs voluntarily agreed to transfer this case to the United States District Court for the District of Minnesota (the District Court). In response to defendants' motion to dismiss the complaint, the District Court dismissed one of plaintiffs' four claims and granted plaintiffs limited discovery. Defendants moved for summary judgment in April 2007. Summary judgment was granted in the defendants' favor on July 9, 2007. The plaintiffs filed a notice of appeal with the Eighth Circuit Court of Appeals (the Eighth Circuit) on August 8, 2007. On April 8, 2009, the Eighth Circuit reversed summary judgment and remanded to the District Court for further proceedings. On August 6, 2009, defendants filed a writ of certiorari with the U.S. Supreme Court, asking the U.S. Supreme Court to stay the District Court proceedings while the U.S. Supreme Court considers and rules in a case captioned Jones v. Harris Associates, which involves issues of law similar to those presented in the Gallus case.

In December 2005, without admitting or denying the allegations, American Express Financial Corporation (AEFC, which is now known as Ameriprise Financial, Inc. (Ameriprise Financial)), entered into settlement agreements with the Securities and Exchange Commission (SEC) and Minnesota Department of Commerce (MDOC) related to market timing activities. As a result, AEFC was censured and ordered to cease and desist from committing or causing any violations of certain provisions of the Investment Advisers Act of 1940, the Investment Company Act of 1940, and various Minnesota laws. AEFC agreed to pay disgorgement of $10 million and civil money penalties of $7 million. AEFC also agreed to retain an independent distribution consultant to assist in developing a plan for distribution of all disgorgement and civil penalties ordered by the SEC in accordance with various undertakings detailed at http://www.sec.gov/litigation/admin/ia-2451.pdf. Ameriprise Financial and its

--------------------------------------------------------------------------------
                 RIVERSOURCE STRATEGIC ALLOCATION FUND -- 2009 ANNUAL REPORT  83

NOTES TO FINANCIAL STATEMENTS (continued) --------------------------------------


affiliates have cooperated with the SEC and the MDOC in these legal proceedings, and have made regular reports to the RiverSource Funds' Boards of Directors/Trustees.

On November 7, 2008, RiverSource Investments, LLC, a subsidiary of Ameriprise Financial, Inc., acquired J. & W. Seligman & Co. Incorporated (Seligman). In late 2003, Seligman conducted an extensive internal review concerning mutual fund trading practices. Seligman's review, which covered the period 2001-2003, noted one arrangement that permitted frequent trading in certain open-end registered investment companies managed by Seligman (the Seligman Funds); this arrangement was in the process of being closed down by Seligman before September 2003. Seligman identified three other arrangements that permitted frequent trading, all of which had been terminated by September 2002. In January 2004, Seligman, on a voluntary basis, publicly disclosed these four arrangements to its clients and to shareholders of the Seligman Funds. Seligman also provided information concerning mutual fund trading practices to the SEC and the Office of the Attorney General of the State of New York (NYAG).

In September 2006, the NYAG commenced a civil action in New York State Supreme Court against Seligman, Seligman Advisors, Inc. (now known as RiverSource Fund Distributors, Inc.), Seligman Data Corp. and Brian T. Zino (collectively, the Seligman Parties), alleging, in substance, that the Seligman Parties permitted various persons to engage in frequent trading and, as a result, the prospectus disclosure used by the registered investment companies then managed by Seligman was and had been misleading. The NYAG included other related claims and also claimed that the fees charged by Seligman to the Seligman Funds were excessive. On March 13, 2009, without admitting or denying any violations of law or wrongdoing, the Seligman Parties entered into a stipulation of settlement with the NYAG and settled the claims made by the NYAG. Under the terms of the settlement, Seligman paid $11.3 million to four Seligman Funds. This settlement resolved all outstanding matters between the Seligman Parties and the NYAG. In addition to the foregoing matter, the New York staff of the SEC indicated in September 2005 that it was considering recommending to the Commissioners of the SEC the instituting of a formal action against Seligman and Seligman Advisors, Inc. relating to frequent trading in the Seligman Funds. Seligman responded to the staff in October 2005 that it believed that any action would be both inappropriate and unnecessary, especially in light of the fact that Seligman had previously resolved the underlying issue with the Independent Directors of the Seligman Funds and made recompense to the affected Seligman Funds. There have been no further developments with the SEC on this matter.


--------------------------------------------------------------------------------
84  RIVERSOURCE STRATEGIC ALLOCATION FUND -- 2009 ANNUAL REPORT

--------------------------------------------------------------------------------

Ameriprise Financial and certain of its affiliates have historically been involved in a number of legal, arbitration and regulatory proceedings, including routine litigation, class actions, and governmental actions, concerning matters arising in connection with the conduct of their business activities. Ameriprise Financial believes that the Funds are not currently the subject of, and that neither Ameriprise Financial nor any of its affiliates are the subject of, any pending legal, arbitration or regulatory proceedings that are likely to have a material adverse effect on the Funds or the ability of Ameriprise Financial or its affiliates to perform under their contracts with the Funds. Ameriprise Financial is required to make 10-Q, 10-K and, as necessary, 8-K filings with the Securities and Exchange Commission on legal and regulatory matters that relate to Ameriprise Financial and its affiliates. Copies of these filings may be obtained by accessing the SEC website at www.sec.gov.

There can be no assurance that these matters, or the adverse publicity associated with them, will not result in increased fund redemptions, reduced sale of fund shares or other adverse consequences to the Funds. Further, although we believe proceedings are not likely to have a material adverse effect on the Funds or the ability of Ameriprise Financial or its affiliates to perform under their contracts with the Funds, these proceedings are subject to uncertainties and, as such, we are unable to estimate the possible loss or range of loss that may result. An adverse outcome in one or more of these proceedings could result in adverse judgments, settlements, fines, penalties or other relief that could have a material adverse effect on the consolidated financial condition or results of operations of Ameriprise Financial.


--------------------------------------------------------------------------------
                 RIVERSOURCE STRATEGIC ALLOCATION FUND -- 2009 ANNUAL REPORT  85

REPORT OF INDEPENDENT REGISTERED PUBLIC ACCOUNTING FIRM ------------------------

TO THE BOARD OF DIRECTORS AND SHAREHOLDERS OF
RIVERSOURCE STRATEGIC ALLOCATION FUND:


We have audited the accompanying statement of assets and liabilities, including the portfolio of investments, of RiverSource Strategic Allocation Fund (the
Fund) (one of the portfolios constituting the RiverSource Strategic Allocation Series, Inc.) as of September 30, 2009, and the related statement of operations for the year then ended, the statements of changes in net assets for each of the two years in the period then ended, and the financial highlights for each of the three years in the period then ended. These financial statements and financial highlights are the responsibility of the Fund's management. Our responsibility is to express an opinion on these financial statements and financial highlights based on our audits. The financial highlights of the Fund for the periods presented through September 30, 2006, were audited by other auditors whose report dated November 20, 2006, expressed an unqualified opinion on those financial highlights.

We conducted our audits in accordance with the standards of the Public Company Accounting Oversight Board (United States). Those standards require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements and financial highlights are free of material misstatement. We were not engaged to perform an audit of the Fund's internal control over financial reporting. Our audits included consideration of internal control over financial reporting as a basis for designing audit procedures that are appropriate in the circumstances, but not for the purpose of expressing an opinion on the effectiveness of the Fund's internal control over financial reporting. Accordingly, we express no such opinion. An audit also includes examining, on a test basis, evidence supporting the amounts and disclosures in the financial statements and financial highlights, assessing the accounting principles used and significant estimates made by management, and evaluating the overall financial statement presentation. Our procedures included confirmation of securities owned as of September 30, 2009, by correspondence with the custodian and brokers, or by other appropriate auditing procedures where replies from brokers were not received. We believe that our audits provide a reasonable basis for our opinion.


--------------------------------------------------------------------------------
86  RIVERSOURCE STRATEGIC ALLOCATION FUND -- 2009 ANNUAL REPORT

--------------------------------------------------------------------------------

In our opinion, the financial statements and financial highlights audited by us as referred to above present fairly, in all material respects, the financial position of RiverSource Strategic Allocation Fund of the RiverSource Strategic Allocation Series, Inc. at September 30, 2009, the results of its operations for the year then ended, the changes in its net assets for each of the two years in the period then ended, and the financial highlights for each of the three years in the period then ended, in conformity with U.S. generally accepted accounting principles.

                                                           /s/ Ernst & Young LLP
Minneapolis, Minnesota
November 20, 2009


--------------------------------------------------------------------------------
                 RIVERSOURCE STRATEGIC ALLOCATION FUND -- 2009 ANNUAL REPORT  87

FEDERAL INCOME TAX INFORMATION -------------------------------------------------
(UNAUDITED)

The Fund is required by the Internal Revenue Code of 1986 to tell its shareholders about the tax treatment of the dividends it pays during its fiscal year. The dividends listed below are reported to you on Form 1099-DIV, Dividends and Distributions. Shareholders should consult a tax advisor on how to report distributions for state and local tax purposes.

Fiscal year ended Sept. 30, 2009

INCOME DISTRIBUTIONS - the Fund designates the following tax attributes for distributions:
    Qualified Dividend Income for individuals....................     94.62%
    Dividends Received Deduction for corporations................     85.51%
    U.S. Government Obligations..................................      3.07%
CAPITAL GAIN DISTRIBUTION - the Fund designates $48,294,374 to be taxed as long-tern capital gain




The Fund also designates as distributions of long-term gains, to the extent necessary to fully distribute such capital gains, earnings and profits distributed to shareholders on the redemption of shares.


--------------------------------------------------------------------------------
88  RIVERSOURCE STRATEGIC ALLOCATION FUND -- 2009 ANNUAL REPORT

BOARD MEMBERS AND OFFICERS  ----------------------------------------------------

Shareholders elect a Board that oversees the Fund's operations. The Board appoints officers who are responsible for day-to-day business decisions based on policies set by the Board. The following is a list of the Fund's Board members. The RiverSource Family of Funds that each Board member oversees consists of 132 funds, which includes 100 RiverSource funds and 32 Seligman funds. Board members serve until the next regular shareholders' meeting or until he or she reaches the mandatory retirement age established by the Board.

INDEPENDENT BOARD MEMBERS

NAME,                      POSITION HELD
ADDRESS,                   WITH FUND AND         PRINCIPAL OCCUPATION                                     OTHER
AGE                        LENGTH OF SERVICE     DURING PAST FIVE YEARS                                   DIRECTORSHIPS
------------------------------------------------------------------------------------------------------------------------------
Kathleen Blatz             Board member since    Chief Justice, Minnesota Supreme Court, 1998-2006;       None
901 S. Marquette Ave.      2006                  Attorney
Minneapolis, MN 55402
Age 55
------------------------------------------------------------------------------------------------------------------------------

Arne H. Carlson            Board member since    Chair, RiverSource Family of Funds, 1999-2006; former    None
901 S. Marquette Ave.      1999                  Governor of Minnesota
Minneapolis, MN 55402
Age 75
------------------------------------------------------------------------------------------------------------------------------

Pamela G. Carlton          Board member since    President, Springboard -- Partners in Cross Cultural     None
901 S. Marquette Ave.      2007                  Leadership (consulting company)
Minneapolis, MN 55402
Age 55
------------------------------------------------------------------------------------------------------------------------------

Patricia M. Flynn          Board member since    Trustee Professor of Economics and Management, Bentley   None
901 S. Marquette Ave.      2004                  College; former Dean, McCallum Graduate School of
Minneapolis, MN 55402                            Business, Bentley University
Age 58
------------------------------------------------------------------------------------------------------------------------------

Anne P. Jones              Board member since    Attorney and Consultant                                  None
901 S. Marquette Ave.      1985
Minneapolis, MN 55402
Age 74
------------------------------------------------------------------------------------------------------------------------------

Jeffrey Laikind, CFA       Board member since    Former Managing Director, Shikiar Asset Management       American Progressive
901 S. Marquette Ave.      2005                                                                           Insurance
Minneapolis, MN 55402
Age 74
------------------------------------------------------------------------------------------------------------------------------

Stephen R. Lewis, Jr.      Chair of the Board    President Emeritus and Professor of Economics, Carleton  Valmont Industries,
901 S. Marquette Ave.      since 2007,           College                                                  Inc. (manufactures
Minneapolis, MN 55402      Board member since                                                             irrigation systems)
Age 70                     2002

------------------------------------------------------------------------------------------------------------------------------


--------------------------------------------------------------------------------
                 RIVERSOURCE STRATEGIC ALLOCATION FUND -- 2009 ANNUAL REPORT  89

BOARD MEMBERS AND OFFICERS (continued)  ----------------------------------------

NAME,                      POSITION HELD
ADDRESS,                   WITH FUND AND         PRINCIPAL OCCUPATION                                     OTHER
AGE                        LENGTH OF SERVICE     DURING PAST FIVE YEARS                                   DIRECTORSHIPS
------------------------------------------------------------------------------------------------------------------------------
John F. Maher              Board member since    Retired President and Chief Executive Officer and        None
901 S. Marquette Ave.      2008                  former Director, Great Western Financial Corporation
Minneapolis, MN 55402                            (financial services), 1986-1997
Age 66
------------------------------------------------------------------------------------------------------------------------------

Catherine James Paglia     Board member since    Director, Enterprise Asset Management, Inc. (private     None
901 S. Marquette Ave.      2004                  real estate and asset management company)
Minneapolis, MN 55402
Age 57
------------------------------------------------------------------------------------------------------------------------------

Leroy C. Richie            Board member since    Counsel, Lewis & Munday, P.C. since 1987; Vice           Digital Ally, Inc.
901 S. Marquette Ave.      2008                  President and General Counsel, Automotive Legal          (digital imaging);
Minneapolis, MN 55402                            Affairs, Chrysler Corporation, 1990-1997                 Infinity, Inc. (oil
Age 68                                                                                                    and gas exploration
                                                                                                          and production); OGE
                                                                                                          Energy Corp. (energy
                                                                                                          and energy services)
------------------------------------------------------------------------------------------------------------------------------
Alison Taunton-Rigby       Board member since    Chief Executive Officer and Director, RiboNovix, Inc.    Idera
901 S. Marquette Ave.      2002                  since 2003 (biotechnology); former President, Forester   Pharmaceuticals,
Minneapolis, MN 55402                            Biotech                                                  Inc.
Age 65                                                                                                    (biotechnology);
                                                                                                          Healthways, Inc.
                                                                                                          (health management
                                                                                                          programs)
------------------------------------------------------------------------------------------------------------------------------





--------------------------------------------------------------------------------
90  RIVERSOURCE STRATEGIC ALLOCATION FUND -- 2009 ANNUAL REPORT

--------------------------------------------------------------------------------

BOARD MEMBER AFFILIATED WITH RIVERSOURCE INVESTMENTS*


NAME,                      POSITION HELD
ADDRESS,                   WITH FUND AND         PRINCIPAL OCCUPATION                                     OTHER
AGE                        LENGTH OF SERVICE     DURING PAST FIVE YEARS                                   DIRECTORSHIPS
------------------------------------------------------------------------------------------------------------------------------
William F. Truscott        Board member since    President -- U.S. Asset Management and Chief Investment  None
53600 Ameriprise           2001,                 Officer, Ameriprise Financial, Inc. since 2005;
Financial Center           Vice President since  President, Chairman of the Board and Chief Investment
Minneapolis, MN 55474      2002                  Officer, RiverSource Investments, LLC since 2001;
Age 49                                           Director, President and Chief Executive Officer,
                                                 Ameriprise Certificate Company since 2006; Chairman of
                                                 the Board and Chief Executive Officer, RiverSource
                                                 Distributors, Inc. since 2006 and of RiverSource Fund
                                                 Distributors, Inc. since 2008; Senior Vice
                                                 President -- Chief Investment Officer, Ameriprise
                                                 Financial, Inc., 2001-2005
------------------------------------------------------------------------------------------------------------------------------


* Interested person by reason of being an officer, director, security holder and/or employee of RiverSource Investments or Ameriprise Financial.

The SAI has additional information about the Fund's Board members and is available, without charge, upon request by calling the RiverSource Family of Funds at 1(800) 221-2450; contacting your financial intermediary; or visiting riversource.com/funds.

The Board has appointed officers who are responsible for day-to-day business decisions based on policies it has established. The officers serve at the pleasure of the Board. In addition to Mr. Truscott, who is Vice President, the Fund's other officers are:

FUND OFFICERS


NAME,                      POSITION HELD
ADDRESS,                   WITH FUND AND         PRINCIPAL OCCUPATION
AGE                        LENGTH OF SERVICE     DURING PAST FIVE YEARS
--------------------------------------------------------------------------------------------------------
Patrick T. Bannigan        President since 2006  Director and Senior Vice President -- Asset Management,
172 Ameriprise Financial                         Products and Marketing, RiverSource Investments, LLC
Center                                           and Director and Vice President -- Asset Management,
Minneapolis, MN 55474                            Products and Marketing, RiverSource Distributors, Inc.
Age 43                                           since 2006 and of RiverSource Fund Distributors, Inc.
                                                 since 2008; Managing Director and Global Head of
                                                 Product, Morgan Stanley Investment Management, 2004-
                                                 2006; President, Touchstone Investments, 2002-2004

--------------------------------------------------------------------------------------------------------


--------------------------------------------------------------------------------
                 RIVERSOURCE STRATEGIC ALLOCATION FUND -- 2009 ANNUAL REPORT  91

BOARD MEMBERS AND OFFICERS (continued)  ----------------------------------------

NAME,                      POSITION HELD
ADDRESS,                   WITH FUND AND         PRINCIPAL OCCUPATION
AGE                        LENGTH OF SERVICE     DURING PAST FIVE YEARS
--------------------------------------------------------------------------------------------------------
Michelle M. Keeley         Vice President since  Executive Vice President -- Equity and Fixed Income,
172 Ameriprise Financial   2004                  Ameriprise Financial, Inc. and RiverSource Investments,
Center                                           LLC since 2006; Vice President -- Investments,
Minneapolis, MN 55474                            Ameriprise Certificate Company since 2003; Senior Vice
Age 45                                           President -- Fixed Income, Ameriprise Financial, Inc.,
                                                 2002-2006 and RiverSource Investments, LLC, 2004-2006
--------------------------------------------------------------------------------------------------------

Amy K. Johnson             Vice President since  Chief Administrative Officer, RiverSource Investments,
5228 Ameriprise Financial  2006                  LLC since 2009; Vice President -- Asset Management and
Center Minneapolis, MN                           Trust Company Services, RiverSource Investments, LLC,
55474                                            2006-2009; Vice President -- Operations and Compliance,
Age 44                                           RiverSource Investments, LLC, 2004-2006; Director of
                                                 Product Development -- Mutual Funds, Ameriprise
                                                 Financial, Inc., 2001-2004
--------------------------------------------------------------------------------------------------------

Jeffrey P. Fox             Treasurer since 2002  Vice President -- Investment Accounting, Ameriprise
105 Ameriprise Financial                         Financial, Inc. since 2002; Chief Financial Officer,
Center                                           RiverSource Distributors, Inc. since 2006 and of
Minneapolis, MN 55474                            RiverSource Fund Distributors, Inc. since 2008
Age 54
--------------------------------------------------------------------------------------------------------

Scott R. Plummer           Vice President,       Vice President and Chief Counsel -- Asset Management,
5228 Ameriprise Financial  General Counsel and   Ameriprise Financial, Inc. since 2005; Chief Counsel,
Center                     Secretary since 2006  RiverSource Distributors, Inc. and Chief Legal Officer
Minneapolis, MN 55474                            and Assistant Secretary, RiverSource Investments, LLC
Age 50                                           since 2006; Chief Counsel, RiverSource Fund
                                                 Distributors, Inc. since 2008; Vice President, General
                                                 Counsel and Secretary, Ameriprise Certificate Company
                                                 since 2005; Vice President -- Asset Management
                                                 Compliance, Ameriprise Financial, Inc., 2004-2005;
                                                 Senior Vice President and Chief Compliance Officer,
                                                 USBancorp Asset Management, 2002-2004
--------------------------------------------------------------------------------------------------------

Eleanor T.M. Hoagland      Chief Compliance      Chief Compliance Officer, RiverSource Investments, LLC,
100 Park Avenue            Officer since 2009    Kenwood Capital Management LLC, Ameriprise Certificate
New York, NY 10010                               Company and RiverSource Service Corporation since 2009;
Age 58                                           Chief Compliance Officer for each of the Seligman funds
                                                 since 2004; Anti-Money Laundering Prevention Officer
                                                 and Identity Theft Prevention Officer for each of the
                                                 Seligman funds since 2008; Managing Director, J. & W.
                                                 Seligman & Co. Incorporated and Vice-President for each
                                                 of the Seligman funds, 2004-2008
--------------------------------------------------------------------------------------------------------

Neysa M. Alecu             Money Laundering      Vice President -- Compliance, Ameriprise Financial,
2934 Ameriprise Financial  Prevention Officer    Inc. since 2008; Anti-Money Laundering Officer,
Center                     since 2004            Ameriprise Financial, Inc. since 2004; Compliance
Minneapolis, MN 55474                            Director, Ameriprise Financial, Inc., 2004-2008
Age 45
--------------------------------------------------------------------------------------------------------





--------------------------------------------------------------------------------
92  RIVERSOURCE STRATEGIC ALLOCATION FUND -- 2009 ANNUAL REPORT

APPROVAL OF INVESTMENT MANAGEMENT SERVICES
AGREEMENT ----------------------------------------------------------------------

RiverSource Investments, LLC ("RiverSource Investments" or the "investment manager"), a wholly-owned subsidiary of Ameriprise Financial, Inc. ("Ameriprise Financial"), serves as the investment manager to the Fund. Under an investment management services agreement (the "IMS Agreement"), RiverSource Investments provides investment advice and other services to the Fund and all funds in the RiverSource Family of Funds (collectively, the "Funds").

On an annual basis, the Fund's Board of Directors (the "Board"), including the independent Board members (the "Independent Directors"), considers renewal of the IMS Agreement. RiverSource Investments prepared detailed reports for the Board and its Contracts Committee in March and April 2009, including reports based on data provided by independent organizations to assist the Board in making this determination. In addition, throughout the year, the Board (or its committees) reviews information prepared by RiverSource Investments addressing the services RiverSource Investments provides and Fund performance. The Board accords particular weight to the work, deliberations and conclusions of the Contracts, Investment Review and Compliance Committees in determining whether to continue the IMS Agreement. At the April 7-8, 2009 in-person Board meeting, independent legal counsel to the Independent Directors reviewed with the Independent Directors various factors relevant to the Board's consideration of advisory agreements and the Board's legal responsibilities related to such consideration. Following an analysis and discussion of the factors identified below, the Board, including all of the Independent Directors, approved renewal of the IMS Agreement.

Nature, Extent and Quality of Services Provided by RiverSource Investments: The Board analyzed various reports and presentations it had received detailing the services performed by RiverSource Investments, as well as its expertise, resources and capabilities. The Board specifically considered many developments during the past year concerning the services provided by RiverSource Investments, including, in particular, the continued investment in, and resources dedicated to, the Fund's operations, most notably, the large investment made in the acquisition of J. & W. Seligman & Co. Incorporated, including its portfolio management operations, personnel and infrastructure (including the addition of two new offices in New York City and Palo Alto). Further, in connection with the Board's evaluation of the overall package of services provided by RiverSource Investments, the Board considered the quality of the administrative and transfer agency services provided by RiverSource Investments' affiliates to the Fund. The Board also reviewed the financial condition of RiverSource Investments (and its affiliates) and each entity's ability to carry out its responsibilities under the IMS Agreement. Further, the Board considered RiverSource Investments' ability

--------------------------------------------------------------------------------
                 RIVERSOURCE STRATEGIC ALLOCATION FUND -- 2009 ANNUAL REPORT  93

APPROVAL OF INVESTMENT MANAGEMENT SERVICES
AGREEMENT (continued) ----------------------------------------------------------


to retain key personnel and its expectations in this regard. The Board also discussed the acceptability of the terms of the IMS Agreement (including the relatively broad scope of services required to be performed by RiverSource Investments). The Board concluded that the services being performed under the IMS Agreement were of a reasonably high quality, particularly in light of recent market conditions.

Based on the foregoing, and based on other information received (both oral and written, including the information on investment performance referenced below) and other considerations, the Board concluded that RiverSource Investments and its affiliates were in a position to continue to provide a high quality and level of services to the Fund.

Investment Performance: For purposes of evaluating the nature, extent and quality of services provided under the IMS Agreement, the Board carefully reviewed the investment performance of the Fund. In this regard, the Board considered: (i) detailed reports containing data prepared by an independent organization showing, for various periods, the performance of the Fund, the performance of a benchmark index, the percentage ranking of the Fund among its comparison group and the net assets of the Fund; and (ii) a report detailing the Fund's performance over various periods, recent Fund inflows (and outflows) and a comparison of the Fund's net assets from December 2007 to December 2008. The Board observed that the Fund's investment performance reflected the interrelationship of exceptionally challenging market conditions with the investment strategies employed by the portfolio management team. Further, the Board noted that appropriate measures have been taken to adjust the quantitative investment processes in response to recent market conditions and restructure the portfolio management team.

Comparative Fees, Costs of Services Provided and the Profits Realized By RiverSource Investments and its Affiliates from their Relationships with the
Fund: The Board reviewed comparative fees and the costs of services to be provided under the IMS Agreement. The Board members considered detailed comparative information set forth in an annual report on fees and expenses, including, among other things, data (prepared by an independent organization) showing a comparison of the Fund's expenses with median expenses paid by funds in its peer group, as well as data showing the Fund's contribution to RiverSource Investments' profitability.

The Board accorded particular weight to the notion that the level of fees should reflect a rational pricing model applied consistently across the various product


--------------------------------------------------------------------------------
94  RIVERSOURCE STRATEGIC ALLOCATION FUND -- 2009 ANNUAL REPORT

--------------------------------------------------------------------------------


lines in the Funds' family, while assuring that the overall fees for each fund are generally in line with the "pricing philosophy" (i.e., that the total expense ratio of each fund (excluding the effect of a performance incentive adjustment, if applicable), with few exceptions, is at or below the median expense ratio of funds in the same comparison group). The Board took into account that the Fund's total expense ratio (after considering proposed expense caps/waivers) approximated the peer group's median expense ratio. The Board also considered the Fund's performance incentive adjustment and noted its continued appropriateness.

The Board also considered the expected profitability of RiverSource Investments and its affiliates in connection with RiverSource Investments providing investment management services to the Fund. In this regard, the Board referred to a detailed profitability report, discussing the profitability to RiverSource Investments and Ameriprise Financial from managing and operating the Fund, including data showing comparative profitability over the past two years. The Board also considered the services acquired by the investment manager through the use of commission dollars paid by the Funds on portfolio transactions. The Board noted that the fees paid by the Fund should permit the investment manager to offer competitive compensation to its personnel, make necessary investments in its business and earn an appropriate profit. The Board concluded that profitability levels were reasonable.

Economies of Scale to be Realized: The Board also considered the economies of scale that might be realized by RiverSource Investments as the Fund grows and took note of the extent to which Fund shareholders might also benefit from such growth. The Board considered that the IMS Agreement provides for lower fees as assets increase at pre-established breakpoints and concluded that the IMS Agreement satisfactorily provided for sharing these economies of scale.

Based on the foregoing, the Board, including all of the Independent Directors, concluded that the investment management service fees were fair and reasonable in light of the extent and quality of services provided. In reaching this conclusion, no single factor was determinative. On April 8, 2009, the Board, including all of the Independent Directors, approved the renewal of the IMS Agreement for an additional annual period.


--------------------------------------------------------------------------------
                 RIVERSOURCE STRATEGIC ALLOCATION FUND -- 2009 ANNUAL REPORT  95

PROXY VOTING -------------------------------------------------------------------

The policy of the Board is to vote the proxies of the companies in which the Fund holds investments consistent with the procedures as stated in the Statement of Additional Information (SAI). You may obtain a copy of the SAI without charge by calling the RiverSource Family of Funds at 1(800) 221-2450; contacting your financial intermediary; visiting riversource.com/funds; or searching the website of the Securities and Exchange Commission (SEC) at http://www.sec.gov. Information regarding how the Fund voted proxies relating to portfolio securities is filed with the SEC by August 31 for the most recent 12-month period ending June 30 of that year, and is available without charge by visiting riversource.com/funds; or searching the website of the SEC at www.sec.gov.


--------------------------------------------------------------------------------
96  RIVERSOURCE STRATEGIC ALLOCATION FUND -- 2009 ANNUAL REPORT

RIVERSOURCE STRATEGIC ALLOCATION FUND
734 Ameriprise Financial Center
Minneapolis, MN 55474

RIVERSOURCE.COM/FUNDS


                                This report must be accompanied or preceded by the Fund's
                                current prospectus. RiverSource(R) mutual funds are
                                distributed by RiverSource Fund Distributors, Inc., Member
                                FINRA, and managed by RiverSource Investments, LLC.
                                RiverSource is part of Ameriprise Financial, Inc.
(RIVERSOURCE INVESTMENTS LOGO)  (C)2009 RiverSource Investments, LLC.                            S-6141 AF (11/09)

Annual Report
and Prospectus
                                                  (RIVERSOURCE INVESTMENTS LOGO)

RIVERSOURCE
STRATEGIC INCOME ALLOCATION FUND

ANNUAL REPORT FOR
THE PERIOD ENDED
SEPTEMBER 30, 2009
(Prospectus also enclosed)

RIVERSOURCE STRATEGIC INCOME ALLOCATION FUND SEEKS TO
PROVIDE SHAREHOLDERS WITH A HIGH LEVEL OF CURRENT
INCOME WITH CAPITAL GROWTH AS A SECONDARY OBJECTIVE.


This annual report includes a prospectus that
describes in detail the Fund's objective,
investment strategy, risks, sales charges,
fees and other matters of interest. Please
read the prospectus carefully before you
invest or send money.                            (SINGLE STRATEGY FUNDS ICON)

TABLE OF CONTENTS --------------------------------------------------------------


Your Fund at a Glance..............    2

Manager Commentary.................    5

The Fund's Long-term Performance...   12

Fund Expenses Example..............   14

Portfolio of Investments...........   16

Statement of Assets and
  Liabilities......................   44

Statement of Operations............   46

Statements of Changes in Net
  Assets...........................   48

Financial Highlights...............   50

Notes to Financial Statements......   57

Report of Independent Registered
  Public Accounting Firm...........   77

Federal Income Tax Information.....   79

Board Members and Officers.........   80

Approval of Investment Management
  Services Agreement...............   84

Proxy Voting.......................   87




--------------------------------------------------------------------------------
           RIVERSOURCE STRATEGIC INCOME ALLOCATION FUND -- 2009 ANNUAL REPORT  1

YOUR FUND AT A GLANCE ----------------------------------------------------------

FUND SUMMARY
--------------------------------------------------------------------------------

> RiverSource Strategic Income Allocation Fund (the Fund) Class A shares gained
  14.60% (excluding sales charge) for the 12 months ended Sept. 30, 2009.

> The Fund outperformed the Barclays Capital U.S. Aggregate Bond Index, an unmanaged index representing U.S. taxable investment-grade bonds, which increased 10.56% during the same period.

> The Fund also outperformed the Lipper Multi-Sector Income Funds Index, representing the Fund's peer group, which advanced 14.42%.

ANNUALIZED TOTAL RETURNS (for period ended Sept. 30, 2009)
--------------------------------------------------------------------------------


                                                         SINCE
                                                       INCEPTION
                                               1 YEAR   5/17/07
----------------------------------------------------------------
RiverSource Strategic Income Allocation Fund
  Class A (excluding sales charge)            +14.60%    +3.94%
----------------------------------------------------------------
Barclays Capital U.S. Aggregate Bond Index
  (unmanaged)                                 +10.56%    +6.84%
----------------------------------------------------------------
Lipper Multi-Sector Income Funds Index        +14.42%    +3.65%
----------------------------------------------------------------



(See "The Fund's Long-term Performance" for Index descriptions)

The performance information shown represents past performance and is not a guarantee of future results. The investment return and principal value of your investment will fluctuate so that your shares, when redeemed, may be worth more or less than their original cost. Current performance may be lower or higher than the performance information shown. You may obtain performance information current to the most recent month-end by contacting your financial intermediary, visiting riversource.com/funds or calling 1(800) 221-2450.

The 4.75% sales charge applicable to Class A shares of the Fund is not reflected in the table above. If reflected, returns would be lower than those shown. The performance of other classes may vary from that shown because of differences in fees and expenses. The Fund's returns reflect the effect of fee waivers/expense reimbursements, if any. Without such waivers/reimbursements, the Fund's returns would be lower. See the Average Annual Total Returns table for performance of other share classes of the Fund.

The indices do not reflect the effects of sales charges, expenses (excluding Lipper) and taxes. It is not possible to invest directly in an index.


--------------------------------------------------------------------------------
2  RIVERSOURCE STRATEGIC INCOME ALLOCATION FUND -- 2009 ANNUAL REPORT

--------------------------------------------------------------------------------


AVERAGE ANNUAL TOTAL RETURNS
--------------------------------------------------------------------------------

AT SEPT. 30, 2009
                                                         SINCE
Without sales charge                           1 YEAR  INCEPTION
Class A (inception 5/17/07)                   +14.60%    +3.94%
----------------------------------------------------------------
Class B (inception 5/17/07)                   +13.74%    +3.16%
----------------------------------------------------------------
Class C (inception 5/17/07)                   +13.76%    +3.11%
----------------------------------------------------------------
Class R2 (inception 8/01/08)                  +14.22%    +8.60%
----------------------------------------------------------------
Class R3 (inception 8/01/08)                  +14.51%    +8.88%
----------------------------------------------------------------
Class R4 (inception 8/01/08)                  +14.81%    +9.15%
----------------------------------------------------------------
Class R5 (inception 8/01/08)                  +14.95%    +9.31%
----------------------------------------------------------------

With sales charge
Class A (inception 5/17/07)                    +9.16%    +1.83%
----------------------------------------------------------------
Class B (inception 5/17/07)                    +8.74%    +1.99%
----------------------------------------------------------------
Class C (inception 5/17/07)                   +12.76%    +3.11%
----------------------------------------------------------------



Class A share performance reflects the maximum initial sales charge of 4.75%. Class B share performance reflects a contingent deferred sales charge (CDSC) applied as follows: first year 5%; second year 4%; third and fourth years 3%; fifth year 2%; sixth year 1%; no sales charge thereafter. Class C shares may be subject to a 1% CDSC if shares are sold within one year after purchase. Sales charges do not apply to Class R2, Class R3, Class R4 and Class R5 shares. Class R2, Class R3, Class R4 and Class R5 are available to qualifying institutional investors only.


--------------------------------------------------------------------------------
           RIVERSOURCE STRATEGIC INCOME ALLOCATION FUND -- 2009 ANNUAL REPORT  3

YOUR FUND AT A GLANCE (continued) ----------------------------------------------


STYLE MATRIX
--------------------------------------------------------------------------------



        DURATION
SHORT    INT.     LONG
                          HIGH
           X              MEDIUM   QUALITY
                          LOW



Shading within the style matrix approximates areas in which the Fund is designed to generally invest.

The style matrix can be a valuable tool for constructing and monitoring your portfolio. It provides a frame of reference for distinguishing the types of stocks or bonds owned by a mutual fund, and may serve as a guideline for helping you build a portfolio.

Investment products, including shares of mutual funds, are not federally or FDIC-insured, are not deposits or obligations of, or guaranteed by any financial institution, and involve investment risks including possible loss of principal and fluctuation in value.

PORTFOLIO STATISTICS
--------------------------------------------------------------------------------

Weighted average life(1)     6.6 years
--------------------------------------
Effective duration(2)        4.3 years
--------------------------------------
Weighted average loan and
  bond rating(3)                  BBB-
--------------------------------------





(1) WEIGHTED AVERAGE LIFE measures a bond's maturity, which takes into consideration the possibility that the issuer may call the bond before its maturity date.
(2) EFFECTIVE DURATION measures the sensitivity of a security's price to parallel shifts in the yield curve (the graphical depiction of the levels of interest rates from two years out to 30 years). Positive duration means that as rates rise, the price decreases, and negative duration means that as rates rise, the price increases.
(3) WEIGHTED AVERAGE LOAN AND BOND RATING represents the average credit quality of the underlying loans and bonds in the portfolio.

There are risks associated with fixed income investments, including credit risk, interest rate risk, and prepayment and extension risk. In general, bond prices rise when interest rates fall and vice versa. This effect is usually more pronounced for longer-term securities. Non-investment grade securities, commonly called "high-yield" or "junk" bonds, have more volatile prices and carry more risk to principal and income than investment grade securities.

International investing involves increased risk and volatility due to potential political and economic instability, currency fluctuations, and differences in financial reporting and accounting standards and oversight. Risks are particularly significant in emerging markets.


--------------------------------------------------------------------------------
4  RIVERSOURCE STRATEGIC INCOME ALLOCATION FUND -- 2009 ANNUAL REPORT

MANAGER COMMENTARY -------------------------------------------------------------

Dear Shareholders,

RiverSource Strategic Income Allocation Fund (the Fund) Class A shares gained 14.60% (excluding sales charge) for the 12 months ended Sept. 30, 2009. The Fund outperformed the Barclays Capital U.S. Aggregate Bond Index (Barclays Index), an unmanaged index representing U.S. taxable investment-grade bonds, which increased 10.56% during the same period. The Fund also outperformed the Lipper Multi-Sector Income Funds Index, representing the Fund's peer group, which advanced 14.42%.

SIGNIFICANT PERFORMANCE FACTORS
The U.S. fixed income market was strong, but experienced dramatic swings during the 12 months ended Sept. 30, 2009. Indeed, the performance of most fixed income sectors was positive, with returns not extraordinary in absolute terms, but historic in terms of range and volatility.

As the annual period began in October 2008, the global financial system appeared to be frozen. Some even suggested it was teetering on the edge of collapse. Global policy response was massive and coordinated -- from

ASSET ALLOCATION & SECTOR DIVERSIFICATION(1)
(at Sept. 30, 2009; % of portfolio assets)
---------------------------------------------------------------------


BONDS                                      84.2%
------------------------------------------------
Asset-Backed                                0.2%
------------------------------------------------
Commercial Mortgage-Backed                  1.8%
------------------------------------------------
Corporate Bonds                            49.0%
------------------------------------------------
Foreign Government                         26.1%
------------------------------------------------
Residential Mortgage-Backed                 2.9%
------------------------------------------------
U.S. Government Obligations & Agencies      4.2%
------------------------------------------------


SENIOR LOANS                               13.6%
------------------------------------------------


STOCKS                                       --%
------------------------------------------------


OTHER(2)                                    2.2%
------------------------------------------------


(1) Sectors can be comprised of several industries. Please refer to the section entitled "Portfolio of Investments" for a complete listing. No single industry exceeds 25% of portfolio assets.

    Percentages indicated are based upon total investments (excluding Investments of Cash Collateral Received for Securities on Loan) as of Sept. 30, 2009. The Fund's composition is subject to change.

(2) Cash & Cash Equivalents.


--------------------------------------------------------------------------------
           RIVERSOURCE STRATEGIC INCOME ALLOCATION FUND -- 2009 ANNUAL REPORT  5

MANAGER COMMENTARY (continued) -------------------------------------------------



government bailouts to guarantees, from tax rebates to a near-zero targeted federal funds rate. A plethora of measures gave investors many reasons to stop selling. By the spring of 2009, these stimulus, relief and other programs were in full bloom and spurred buying in the very sectors that investors had dumped just months earlier.

The highest quality sectors of the fixed income market, such as U.S. Treasury securities, performed best during the fourth quarter of 2008, while lower quality sectors lagged. This relationship completely reversed itself in 2009 and for the fiscal year overall.

For the annual period, lower quality sectors, including high yield corporate bonds and emerging market bonds, generated solid double-digit gains, and higher quality bonds generated mostly mid-single-digit rates of total return. While non-Treasury sectors outperformed U.S. Treasuries for the 12-month period, Treasury yields did move notably lower across the yield curve, or spectrum of maturities, pushing prices higher, reflecting

QUALITY BREAKDOWN (at Sept. 30, 2009; % of portfolio assets excluding cash equivalents and equities)
---------------------------------------------------------------------

AAA rating                                 16.9%
------------------------------------------------
AA rating                                   0.6%
------------------------------------------------
A rating                                    5.0%
------------------------------------------------
BBB rating                                 15.8%
------------------------------------------------
BB rating                                  28.0%
------------------------------------------------
B rating                                   23.2%
------------------------------------------------
CCC rating                                  6.5%
------------------------------------------------
CC rating                                   1.0%
------------------------------------------------
C rating                                    0.4%
------------------------------------------------
D rating                                    1.3%
------------------------------------------------
Non-rated                                   1.3%
------------------------------------------------


Bond ratings apply to the underlying holdings of the Fund and not the Fund itself. Whenever possible, the Standard and Poor's rating is used to determine the credit quality of a security. Standard and Poor's rates the creditworthiness of corporate bonds, with 15 categories, ranging from AAA (highest) to D (lowest). Ratings from AA to CCC may be modified by the addition of a plus (+) or minus (-) sign to show relative standing within the major rating categories. If Standard and Poor's doesn't rate a security, then Moody's rating is used. RiverSource Investments, LLC, (the Investment Manager), rates a security using an internal rating system when Moody's doesn't provide a rating. Ratings for 0.5% of the bond portfolio assets were determined through internal analysis.


--------------------------------------------------------------------------------
6  RIVERSOURCE STRATEGIC INCOME ALLOCATION FUND -- 2009 ANNUAL REPORT

--------------------------------------------------------------------------------



investor sentiment toward the financial market crisis, global economic slowdown, accommodative monetary policy and total lack of inflationary pressure. Remember, there is an inverse relationship between bond prices and yield movements, so that bond prices rise when yields decline but decrease when yields rise. Yields on two-year U.S. Treasuries declined 101 basis points (1.01%), while yields on ten-year U.S. Treasuries fell 52 basis points (0.52%). As yields on shorter-dated bonds declined more than on longer-maturity bonds, the yield curve steepened meaningfully over the 12-month period. Short-term rates were tied closely to the Federal Reserve Board's (the Fed's) lowering of its targeted federal funds rate to a range of 0% to 0.25%, accompanied by language that indicated this target would likely hover at these near-zero levels for an extended period of time. Longer-term rates can be explained by investor sentiment that was sanguine on inflation, though dramatic fiscal expansion tempered that enthusiasm somewhat.

The Fund's shift in emphasis from higher quality fixed income securities to lower quality fixed income securities during the annual period helped its performance most, for, as mentioned, lower quality sectors of the fixed income market outperformed higher quality sectors for the 12 months ended Sept. 30, 2009. At the start of the fiscal year, the Fund had just over 40% of its total net assets invested in lower quality bonds, including high yield corporate bonds, high yield bank loans and emerging market bonds, which performed quite poorly during the fourth quarter of 2008. In December 2008, the Fund began to rotate its quality bias based on attractive valuations and changing market conditions. We believed that massive government stimulus would spur recovery in the credit market, the broad financial markets and, eventually, the economy. By the end of the annual period, the Fund held approximately 70% of its total net assets in lower quality bonds.

A position in U.S. equities during the fourth quarter of 2008 detracted most from the Fund's performance. The Fund had approximately 8% of its total net assets invested in large-cap U.S. equities and REITs (real estate investment trusts) early in the annual period. We then completely liquidated the position during the first quarter of 2009 in favor of high yield corporate bonds, given our long-term strategic view. The trade turned out to be quite favorable for the Fund, as high yield corporate

--------------------------------------------------------------------------------
           RIVERSOURCE STRATEGIC INCOME ALLOCATION FUND -- 2009 ANNUAL REPORT  7

MANAGER COMMENTARY (continued) -------------------------------------------------



bonds outperformed U.S. equities in 2009 year-to-date. It was not enough, however, to completely offset the negative impact of the equity position during the time held.

The Fund's duration and yield curve positioning were managed in a range close to the Barclays Index during the annual period and thus did not have a material impact on its results. Duration is a measure of the Fund's sensitivity to changes in interest rates.

CHANGES TO THE FUND'S PORTFOLIO
Overall, as mentioned, we shifted our emphasis within the portfolio from equities and higher quality bonds to lower quality bonds. We completely eliminated the Fund's position in equities early in the first quarter of 2009. Also, during the annual period, we reduced the Fund's exposure to mortgage-backed securities. We significantly increased the Fund's allocations to high yield corporate bonds and emerging market bonds. Such changes were meaningful and consistent with our view that massive government stimulus would pave the way for continued improvement in the credit market first, to be followed by a broader recovery in financial assets, and eventually lead to economic growth. Overall, the Fund's portfolio turnover rate for the annual period was 143%.*

OUR FUTURE STRATEGY
Over the next six months or so, we expect to see further evidence of stabilization in the macroeconomic landscape as government stimulus programs and the lagged impact of monetary policy take effect. As these conditions evolve, we expect high quality, non-Treasury sectors of the fixed income market to continue to outperform U.S. government debt. We further expect to see continued improvement in the performance of lower quality fixed income sectors, relative to U.S. Treasuries. Treasury yields will likely drift modestly higher in the months ahead, as investors weigh heavy issuance, government buybacks, slowly improving fundamentals and future inflation concerns.

Given our view that the U.S. will continue to experience a credit recovery as the economy stabilizes and eventually recovers, we currently intend to maintain an allocation of more than 60% of the Fund's net assets in domestic corporate bonds, avoiding those areas hardest hit by the recession, such as autos, banks and brokers. At the same time, we expect to increase

--------------------------------------------------------------------------------
8  RIVERSOURCE STRATEGIC INCOME ALLOCATION FUND -- 2009 ANNUAL REPORT

--------------------------------------------------------------------------------



the Fund's allocation to emerging market bonds and international bonds to an allocation of approximately 30% of the Fund's net assets. Though impacted by the credit crisis, many international and emerging market nations were less leveraged and less exposed to the collapse in the housing market and banking system than was the U.S. Finally, we expect to maintain the Fund's duration rather neutral to the Barclays Index overall for the near term. We intend to begin to position the Fund for higher interest rates, but at a modest pace. We believe that the process of broad economic recovery, however slow, will eventually result in higher interest rates due to massive supply and a shift in sentiment toward inflation.



  Over the next six months or so, we expect to see further evidence of stabilization in the macroeconomic landscape as government stimulus programs and the lagged impact of monetary policy take effect.






--------------------------------------------------------------------------------
           RIVERSOURCE STRATEGIC INCOME ALLOCATION FUND -- 2009 ANNUAL REPORT  9

MANAGER COMMENTARY (continued) -------------------------------------------------




Colin J. Lundgren, CFA(R)                                             Gene R. Tannuzzo, CFA(R)
Portfolio Manager                                                     Portfolio Manager



* A significant portion of the turnover was the result of "roll" transactions in the liquid derivatives and Treasury securities. In the derivative transactions, positions in expiring contracts are liquidated and simultaneously replaced with positions in new contracts with equivalent characteristics. In the Treasury transactions, existing holdings are sold to purchase newly issued securities with slightly longer maturity dates. Although these transactions affect the turnover rate of the portfolio, they do not change the risk exposure or result in material transactions costs. The remaining turnover resulted from strategic reallocations and relative value trading. After transaction costs, we expect this activity to enhance the returns on the overall Fund.

Any specific securities mentioned are for illustrative purposes only and are not a complete list of securities that have increased or decreased in value. The views expressed in this statement reflect those of the portfolio manager(s) only through the end of the period of the report as stated on the cover and do not necessarily represent the views of RiverSource Investments, LLC (RiverSource) or any subadviser to the Fund or any other person in the RiverSource or subadviser organizations. Any such views are subject to change at any time based upon market or other conditions and RiverSource disclaims any responsibility to update such views. These views may not be relied on as investment advice and, because investment decisions for a fund in the RiverSource Family of Funds are based on numerous factors, may not be relied on as an indication of trading intent on behalf of any fund in the RiverSource Family of Funds.


--------------------------------------------------------------------------------
10  RIVERSOURCE STRATEGIC INCOME ALLOCATION FUND -- 2009 ANNUAL REPORT

                        THIS PAGE LEFT BLANK INTENTIONALLY

THE FUND'S LONG-TERM PERFORMANCE -----------------------------------------------

The chart on the facing page illustrates the total value of an assumed $10,000 investment in RiverSource Strategic Income Allocation Fund Class A shares (from 5/17/07 to 9/30/09) as compared to the performance of two widely cited performance indices, the Barclays Capital U.S. Aggregate Bond Index and the Lipper Multi-Sector Income Funds Index. In comparing the Fund's Class A shares to these indices, you should take into account the fact that the Fund's performance reflects the maximum initial sales charge of 4.75%, while such charges are not reflected in the performance of the indices. Returns for the Fund include the reinvestment of any distributions paid during each period.

The performance information shown represents past performance and is not a guarantee of future results. The table below and the chart on the facing page do not reflect the deduction of taxes that a shareholder would pay on fund distributions or the redemption of fund shares. The investment return and principal value of your investment will fluctuate so that your shares, when redeemed, may be worth more or less than their original cost. Current performance may be lower or higher than the performance information shown. You may obtain performance information current to the most recent month-end by contacting your financial intermediary or visiting riversource.com/funds. Also see "Past Performance" in the Fund's current prospectus.

COMPARATIVE RESULTS
--------------------------------------------------------------------------------

Results at Sept. 30, 2009
                                                                SINCE
                                                              INCEPTION
                                                     1 YEAR    5/17/07
RIVERSOURCE STRATEGIC INCOME ALLOCATION FUND
(INCLUDES SALES CHARGE)
Class A Cumulative value of $10,000                 $10,916    $10,331
-----------------------------------------------------------------------
     Average annual total return                     +9.16%     +1.83%
-----------------------------------------------------------------------
BARCLAYS CAPITAL U.S. AGGREGATE BOND INDEX(1)
     Cumulative value of $10,000                    $11,056    $11,700
-----------------------------------------------------------------------
     Average annual total return                    +10.56%     +6.84%
-----------------------------------------------------------------------
LIPPER MULTI-SECTOR INCOME FUNDS INDEX(2)
     Cumulative value of $10,000                    $11,442    $10,888
-----------------------------------------------------------------------
     Average annual total return                    +14.42%     +3.65%
-----------------------------------------------------------------------



Results for other share classes can be found on page 3.


--------------------------------------------------------------------------------
12  RIVERSOURCE STRATEGIC INCOME ALLOCATION FUND -- 2009 ANNUAL REPORT

--------------------------------------------------------------------------------

(VALUE OF A HYPOTHETICAL $10,000 INVESTMENT IN RIVERSOURCE STRATEGIC INCOME ALLOCATION FUND LINE GRAPH)

                     RIVERSOURCE STRATEGIC
                       INCOME ALLOCATION
                              FUND
                            CLASS A           BARCLAYS CAPITAL    LIPPER MULTI-SECTOR
                        (INCLUDES SALES        U.S. AGGREGATE         INCOME FUNDS
                         CHARGE)                BOND INDEX(1)          INDEX(2)
                     ---------------------    ----------------    -------------------
5/17/07                     $ 9,425                $10,000              $10,000
6/07                          9,373                  9,928                9,897
9/07                          9,462                 10,210               10,053
12/07                         9,495                 10,517               10,121
3/08                          9,286                 10,745               10,123
6/08                          9,405                 10,635               10,057
9/08                          9,013                 10,583                9,516
12/08                         8,106                 11,068                8,667
3/09                          8,457                 11,081                8,839
6/09                          9,438                 11,278                9,812
9/09                         10,331                 11,700               10,888




(1) The Barclays Capital U.S. Aggregate Bond Index, an unmanaged index, is made up of a representative list of government, corporate, asset-backed and mortgage-backed securities. The index is frequently used as a general measure of bond market performance. The index reflects reinvestment of all distributions and changes in market prices.
(2) The Lipper Multi-Sector Income Funds Index includes the 10 largest multi-sector income funds tracked by Lipper Inc. The index's returns include net reinvested dividends.


--------------------------------------------------------------------------------
          RIVERSOURCE STRATEGIC INCOME ALLOCATION FUND -- 2009 ANNUAL REPORT  13

FUND EXPENSES EXAMPLE ----------------------------------------------------------
(UNAUDITED)

As a shareholder of the Fund, you incur two types of costs: (1) transaction costs, including sales charges (loads) on purchase payments; and (2) ongoing costs, which may include management fees; distribution and service (12b-1) fees; and other Fund fees and expenses. This example is intended to help you understand your ongoing costs (in dollars) of investing in the Fund and to compare these costs with the ongoing costs of investing in other mutual funds. In addition to the ongoing expenses which the Fund bears directly, the Fund's shareholders indirectly bear the ongoing expenses of any funds in which the Fund invests (also referred to as "acquired funds"), including affiliated and non-affiliated pooled investment vehicles (including mutual funds and exchange traded funds). The Fund's indirect expense from investing in the acquired funds is based on the Fund's pro rata portion of the ongoing expenses charged by acquired funds using the expense ratio of each of the acquired funds as of the acquired fund's most recent shareholder report.

The example is based on an investment of $1,000 invested at the beginning of the period and held for the six months ended Sept. 30, 2009.

ACTUAL EXPENSES
The first line of the table provides information about actual account values and actual expenses. You may use the information in this line, together with the amount you invested, to estimate the expenses that you paid over the period. Simply divide your account value by $1,000 (for example, an $8,600 account value divided by $1,000 = 8.6), then multiply the result by the number in the first line under the heading titled "Expenses paid during the period" to estimate the expenses you paid on your account during this period.

HYPOTHETICAL EXAMPLE FOR COMPARISON PURPOSES
The second line of the table provides information about hypothetical account values and hypothetical expenses based on the Fund's actual expense ratio and an assumed rate of return of 5% per year before expenses, which is not the Fund's actual return. The hypothetical account values and expenses may not be used to estimate the actual ending account balance or expenses you paid for the period. You may use this information to compare the ongoing costs of investing in the Fund and other funds. To do so, compare this 5% hypothetical example with the 5% hypothetical examples that appear in the shareholder reports of the other funds.

Please note that the expenses shown in the table are meant to highlight your ongoing costs only and do not reflect any transactional costs, such as sales charges (loads). Therefore, the second line of the table is useful in comparing ongoing costs only, and will not help you determine the relative total costs of owning different funds. In addition, if these transactional costs were included, your costs would have been higher.


--------------------------------------------------------------------------------
14  RIVERSOURCE STRATEGIC INCOME ALLOCATION FUND -- 2009 ANNUAL REPORT

--------------------------------------------------------------------------------


                                  BEGINNING        ENDING         EXPENSES
                                ACCOUNT VALUE   ACCOUNT VALUE   PAID DURING     ANNUALIZED
                                APRIL 1, 2009  SEPT. 30, 2009  THE PERIOD(a)  EXPENSE RATIO
-------------------------------------------------------------------------------------------
Class A
-------------------------------------------------------------------------------------------
  Actual(b)                         $1,000        $1,221.50        $ 6.13         1.10%
-------------------------------------------------------------------------------------------
  Hypothetical
  (5% return before expenses)       $1,000        $1,019.55        $ 5.57         1.10%
-------------------------------------------------------------------------------------------

Class B
-------------------------------------------------------------------------------------------
  Actual(b)                         $1,000        $1,216.90        $10.39         1.87%
-------------------------------------------------------------------------------------------
  Hypothetical
  (5% return before expenses)       $1,000        $1,015.69        $ 9.45         1.87%
-------------------------------------------------------------------------------------------

Class C
-------------------------------------------------------------------------------------------
  Actual(b)                         $1,000        $1,217.20        $10.28         1.85%
-------------------------------------------------------------------------------------------
  Hypothetical
  (5% return before expenses)       $1,000        $1,015.79        $ 9.35         1.85%
-------------------------------------------------------------------------------------------

Class R2
-------------------------------------------------------------------------------------------
  Actual(b)                         $1,000        $1,219.00        $ 8.51         1.53%
-------------------------------------------------------------------------------------------
  Hypothetical
  (5% return before expenses)       $1,000        $1,017.40        $ 7.74         1.53%
-------------------------------------------------------------------------------------------

Class R3
-------------------------------------------------------------------------------------------
  Actual(b)                         $1,000        $1,220.60        $ 7.01         1.26%
-------------------------------------------------------------------------------------------
  Hypothetical
  (5% return before expenses)       $1,000        $1,018.75        $ 6.38         1.26%
-------------------------------------------------------------------------------------------

Class R4
-------------------------------------------------------------------------------------------
  Actual(b)                         $1,000        $1,222.10        $ 5.35          .96%
-------------------------------------------------------------------------------------------
  Hypothetical
  (5% return before expenses)       $1,000        $1,020.26        $ 4.86          .96%
-------------------------------------------------------------------------------------------

Class R5
-------------------------------------------------------------------------------------------
  Actual(b)                         $1,000        $1,223.50        $ 4.29          .77%
-------------------------------------------------------------------------------------------
  Hypothetical
  (5% return before expenses)       $1,000        $1,021.21        $ 3.90          .77%
-------------------------------------------------------------------------------------------


(a) Expenses are equal to the annualized expense ratio for each class as indicated above, multiplied by the average account value over the period, multiplied by 183/365 (to reflect the one-half year period).
(b) Based on the actual return for the six months ended Sept. 30, 2009: +22.15% for Class A, +21.69% for Class B, +21.72% for Class C, +21.90% for Class R2, +22.06% for Class R3, +22.21% for Class R4 and +22.35% for Class R5.


--------------------------------------------------------------------------------
          RIVERSOURCE STRATEGIC INCOME ALLOCATION FUND -- 2009 ANNUAL REPORT  15

PORTFOLIO OF INVESTMENTS -------------------------------------------------------

SEPT. 30, 2009
(Percentages represent value of investments compared to net assets)

INVESTMENTS IN SECURITIES


COMMON STOCKS (--%)
ISSUER                                                 SHARES                VALUE(a)

COMMERCIAL BANKS (--%)
First Horizon Natl                                        --                       $2
-------------------------------------------------------------------------------------

HOTELS, RESTAURANTS & LEISURE (--%)
Buffets Restaurants Holdings                           1,852(b)                 6,599
-------------------------------------------------------------------------------------
TOTAL COMMON STOCKS
(Cost: $5,288)                                                                 $6,601
-------------------------------------------------------------------------------------





BONDS (83.1%)
                                    COUPON           PRINCIPAL
ISSUER                               RATE              AMOUNT                VALUE(a)
FOREIGN AGENCIES (3.2%)(C)
Banco Nacional de Desenvolvimento Economico e Social
 06-10-19                               6.50%            $700,000(d)         $736,143
Banco Nacional de Desenvolvimento Economico e Social
 Sr Unsecured
 06-16-18                               6.37              500,000(d)          525,625
Ecopetrol
 07-23-19                               7.63              255,000(d)          278,036
Empresa Nacional Del Petroleo
 Sr Unsecured
 07-08-19                               6.25              600,000(d)          633,838
Empresas Publicas de Medellin
 Sr Unsecured
 07-29-19                               7.63              100,000(d)          108,189
KfW
 (Japanese Yen)
 01-20-14                               1.35           54,000,000             612,080
Korea Development Bank
 Sr Nts
 01-23-14                               8.00              600,000             681,706
Pemex Project Funding Master Trust
 03-01-18                               5.75            2,050,000(q)        2,026,938
 06-15-35                               6.63              870,000(q)          840,365
 06-15-38                               6.63              450,000(q)          423,000
Petroleos de Venezuela
 04-12-17                               5.25            1,460,000             894,250
Petroleos Mexicanos
 05-03-19                               8.00            1,000,000(d,m)      1,142,000
TDIC Finance
 07-02-14                               6.50              600,000(d)          648,590
                                                                      ---------------
Total                                                                       9,550,760
-------------------------------------------------------------------------------------

FOREIGN LOCAL GOVERNMENT (2.0%)(c)
New South Wales Treasury
 (Australian Dollar)
 05-01-12                               6.00            6,510,000           5,854,891
Santa Fe de Bogota
 (Colombian Peso) Sr Unsecured
 07-26-28                               9.75          200,000,000(d)           95,149
                                                                      ---------------
Total                                                                       5,950,040
-------------------------------------------------------------------------------------

SOVEREIGN (11.6%)(c)
Bundesrepublik Deutschland
 (European Monetary Unit)
 01-04-13                               4.50              975,000           1,540,443
 07-04-14                               4.25            1,190,000           1,884,936
 01-04-18                               4.00              130,000             202,739
 07-04-34                               4.75               55,000              89,318
Federative Republic of Brazil
 (Brazilian Real)
 01-05-16                              12.50              650,000             403,267
Federative Republic of Brazil
 Sr Unsecured
 01-17-17                               6.00              550,000             595,100
 01-15-19                               5.88              850,000             913,750
Govt of Ukraine
 06-26-12                               6.39              250,000(d)          219,375
Morgan Stanley
 (Brazilian Real) Sr Unsecured
 05-03-17                              10.09            1,050,000(d)          536,682
Peru Enhanced Pass-Thru
 Sr Secured Zero Coupon
 05-31-18                               4.25            1,399,139(b,d,i)    1,077,337
Perusahaan Penerbit SBSN
 04-23-14                               8.80              700,000(d)          800,476


See accompanying Notes to Portfolio of Investments.

--------------------------------------------------------------------------------
16  RIVERSOURCE STRATEGIC INCOME ALLOCATION FUND -- 2009 ANNUAL REPORT

--------------------------------------------------------------------------------


BONDS (CONTINUED)
                                    COUPON           PRINCIPAL
ISSUER                               RATE              AMOUNT                VALUE(a)
SOVEREIGN (CONT.)
Republic of Argentina
 Sr Unsecured
 09-12-13                               7.00%          $1,540,000          $1,184,260
 12-15-35                               0.01            1,750,000(g)          116,375
Republic of Colombia
 09-18-37                               7.38              600,000(q)          678,000
Republic of Colombia
 (Colombian Peso)
 10-22-15                              12.00          585,000,000             359,373
 06-28-27                               9.85          300,000,000             165,725
Republic of Colombia
 Sr Unsecured
 03-18-19                               7.38            1,600,000(q)        1,829,600
Republic of El Salvador
 04-10-32                               8.25              850,000(d)          901,000
 06-15-35                               7.65              490,000(d)          490,000
Republic of Indonesia
 Sr Unsecured
 01-17-18                               6.88              500,000(d)          535,000
 02-17-37                               6.63              900,000(d)          886,500
 01-17-38                               7.75              900,000(d)          994,500
Republic of Iraq
 01-15-28                               5.80              250,000(d)          187,500
Republic of Panama
 04-28-34                               8.13              100,000             122,000
Republic of Peru
 Sr Unsecured
 05-03-16                               8.38              100,000             121,750
 03-30-19                               7.13            1,150,000(q)        1,317,900
 07-21-25                               7.35              200,000             233,500
 03-14-37                               6.55              100,000(q)          108,500
Republic of Philippines
 10-07-16                               8.75              100,000(d)          119,250
 01-18-17                               9.38              200,000(q)          247,500
 01-15-19                               9.88               70,000              90,738
 01-14-31                               7.75              500,000(q)          568,125
Republic of Philippines
 Sr Unsecured
 06-17-19                               8.38              170,000             206,125
 01-20-20                               6.50            1,000,000(q)        1,071,250
Republic of Turkey
 03-15-15                               7.25              200,000             218,000
 04-03-18                               6.75              600,000             628,500
 06-05-20                               7.00              850,000             903,125
 02-14-34                               8.00               80,000              90,904
 03-17-36                               6.88              880,000             880,000
Republic of Turkey
 Sr Unsecured
 07-14-17                               7.50              300,000             330,750
 11-07-19                               7.50            1,300,000           1,423,500
Republic of Uruguay
 05-17-17                               9.25              300,000(q)          361,500
 11-18-22                               8.00              200,000(q)          224,000
Republic of Venezuela
 02-26-16                               5.75            2,550,000           1,874,250
 12-09-20                               6.00              250,000             153,125
 04-21-25                               7.65              150,000              99,375
Republic of Venezuela
 Sr Unsecured
 10-08-14                               8.50              640,000             569,600
 05-07-23                               9.00            1,570,000           1,172,790
Republica Orient Uruguay
 (Uruguay Peso)
 04-05-27                               4.25            9,106,457(e)          394,542
 06-26-37                               3.70            4,334,835(e)          168,521
Republica Orient Uruguay
 Sr Unsecured
 03-21-36                               7.63              725,000             764,875
Russian Federation
 03-31-30                               7.50            2,769,600(d)        3,018,864
                                                                      ---------------
Total                                                                      34,074,115
-------------------------------------------------------------------------------------

SUPRANATIONAL (0.8%)(c)
Corp Andina de Fomento
 Sr Unsecured
 06-04-19                               8.13            1,400,000           1,629,926
European Investment Bank
 (Japanese Yen) Sr Unsecured
 06-20-17                               1.40           46,000,000             520,414
 01-18-27                               2.15            7,100,000              78,665
                                                                      ---------------
Total                                                                       2,229,005
-------------------------------------------------------------------------------------


                             See accompanying Notes to Portfolio of Investments.

--------------------------------------------------------------------------------
          RIVERSOURCE STRATEGIC INCOME ALLOCATION FUND -- 2009 ANNUAL REPORT  17

PORTFOLIO OF INVESTMENTS (continued) -------------------------------------------


BONDS (CONTINUED)
                                    COUPON           PRINCIPAL
ISSUER                               RATE              AMOUNT                VALUE(a)

TREASURY (8.3%)(c)
Buoni Poliennali Del Tesoro
 (European Monetary Unit) Sr Unsecured
 08-01-17                               5.25%             800,000          $1,305,903
Govt of Canada
 (Canadian Dollar)
 06-01-18                               4.25            4,890,000           4,944,140
Govt of Indonesia
 (Indonesian Rupiah) Series FR34
 06-15-21                              12.80       14,200,000,000           1,714,005
Govt of Indonesia
 (Indonesian Rupiah) Series FR36
 09-15-19                              11.50        2,000,000,000             225,552
Govt of Indonesia
 (Indonesian Rupiah) Series FR43
 07-15-22                              10.25        2,900,000,000             295,849
Govt of Norway
 (Norwegian Krone)
 05-16-11                               6.00            3,837,000             698,357
 05-15-13                               6.50            4,300,000             820,388
Govt of Poland
 (Polish Zloty) Series 1017
 10-25-17                               5.25            3,055,000           1,009,767
Govt of Sweden
 (Swedish Krona)
 05-05-14                               6.75           19,100,000           3,219,921
Mexican Fixed Rate Bonds
 (Mexican Peso) Series M-10
 12-17-15                               8.00           14,850,000           1,120,277
 12-15-16                               7.25            6,590,000             475,122
 12-14-17                               7.75            7,500,000             552,346
Nota do Tesouro Nacional
 (Brazilian Real) Series F
 01-01-13                              10.00              372,000           2,048,414
United Kingdom Treasury
 (British Pound)
 09-07-14                               5.00              891,000           1,578,857
 03-07-19                               4.50            2,330,000           3,992,501
                                                                      ---------------
Total                                                                      24,001,399
-------------------------------------------------------------------------------------

U.S. GOVERNMENT OBLIGATIONS & AGENCIES (4.2%)
Federal Natl Mtge Assn
 07-15-37                               5.63             $255,000             287,605
U.S. Treasury
 07-15-12                               1.50              120,000(q)          120,600
 07-31-14                               2.63              820,000             833,710
 08-31-14                               2.38              320,000             321,200
 05-15-19                               3.13              555,000(q)          546,111
 08-15-19                               3.63              485,000             497,807
 02-15-39                               3.50            1,270,000(q)        1,150,541
 05-15-39                               4.25              185,000             191,388
U.S. Treasury Inflation-Indexed Bond
 01-15-12                               3.38              363,861(e)          386,921
 07-15-14                               2.00            2,285,060(e,q)      2,374,910
 01-15-15                               1.63            1,607,229(e)        1,637,277
 01-15-17                               2.38            1,671,295(e)        1,778,278
 01-15-29                               2.50            2,006,180(e)        2,155,889
                                                                      ---------------
Total                                                                      12,282,237
-------------------------------------------------------------------------------------

ASSET-BACKED (0.2%)
Santander Drive Auto Receivables Trust
 Series 2007-1 Cl A4 (FGIC)
 09-15-14                               0.29              658,102(h,s)        626,470
-------------------------------------------------------------------------------------

COMMERCIAL MORTGAGE-BACKED (1.7%)(f)
Bank of America-First Union NB Commercial Mtge
 Series 2001-3 Cl A1
 04-11-37                               4.89               30,096              30,093
Bear Stearns Commercial Mtge Securities
 Series 2007-T28 Cl A1
 09-11-42                               5.42              836,821             868,876
CDC Commercial Mtge Trust
 Series 2002-FX1 Cl A1
 05-15-19                               5.25               15,733              15,889
Citigroup/Deutsche Bank Commercial Mtge Trust
 Series 2007-CD4 Cl A2B
 12-11-49                               5.21            1,000,000             985,508
CS First Boston Mtge Securities
 Series 2004-C2 Cl A1
 05-15-36                               3.82            1,076,170           1,069,849
Greenwich Capital Commercial Funding
 Series 2007-GG11 Cl A1
 12-10-49                               5.36              888,043             904,868
JPMorgan Chase Commercial Mtge Securities
 Series 2003-CB6 Cl A1
 07-12-37                               4.39              882,554             889,173


See accompanying Notes to Portfolio of Investments.

--------------------------------------------------------------------------------
18  RIVERSOURCE STRATEGIC INCOME ALLOCATION FUND -- 2009 ANNUAL REPORT

--------------------------------------------------------------------------------


BONDS (CONTINUED)
                                    COUPON           PRINCIPAL
ISSUER                               RATE              AMOUNT                VALUE(a)
COMMERCIAL MORTGAGE-BACKED (CONT.)
Merrill Lynch Mtge Trust
 Series 2005-CKI1 Cl A1
 11-12-37                               5.08%            $177,325            $178,336
Morgan Stanley Capital I
 Series 2003-T11 Cl A2
 06-13-41                               4.34               68,616              69,125
TIAA Seasoned Commercial Mtge Trust
 Series 2007-C4 Cl A3
 08-15-39                               6.07               50,000              50,628
                                                                      ---------------
Total                                                                       5,062,345
-------------------------------------------------------------------------------------

RESIDENTIAL MORTGAGE-BACKED (2.9%)(f)
Banc of America Funding
 Collateralized Mtge Obligation
 Series 2007-8 Cl 1A1
 10-25-37                               6.00              871,707             476,783
Countrywide Alternative Loan Trust
 Collateralized Mtge Obligation
 Series 2006-45T1 Cl 2A5
 02-25-37                               6.00              227,168             148,795
Countrywide Alternative Loan Trust
 Collateralized Mtge Obligation
 Series 2007-OH3 Cl A3
 09-25-47                               0.75              299,402(h)           34,196
Countrywide Home Loans
 Collateralized Mtge Obligation
 Series 2006-HYB1 Cl 1A1
 03-20-36                               5.31              111,557(h)           57,552
Federal Home Loan Mtge Corp #G02757
 06-01-36                               5.00              412,470             427,697
Federal Natl Mtge Assn #702038
 05-01-33                               5.00              861,743             894,633
Federal Natl Mtge Assn #735224
 02-01-35                               5.50              779,807             820,422
Federal Natl Mtge Assn #745392
 12-01-20                               4.50              559,030             588,788
Federal Natl Mtge Assn #766641
 03-01-34                               5.00              499,059             517,638
Federal Natl Mtge Assn #770439
 04-01-34                               6.00               49,312              52,397
Federal Natl Mtge Assn #848482
 12-01-35                               6.00              708,377             750,924
Federal Natl Mtge Assn #909214
 07-01-38                               7.00              462,413             504,790
Federal Natl Mtge Assn #915770
 03-01-37                               6.50              826,315             884,579
Federal Natl Mtge Assn #949320
 10-01-37                               7.00              880,803(r)          962,149
Govt Natl Mtge Assn
 10-01-39                               6.00              400,000(m)          422,250
Lehman XS Trust
 Series 2006-16N Cl A1B
 11-25-46                               0.37              224,914(h)          190,863
Wells Fargo Mtge Backed Securities Trust
 Collateralized Mtge Obligation
 Series 2005-14 Cl 2A1
 12-25-35                               5.50              861,039             782,839
                                                                      ---------------
Total                                                                       8,517,295
-------------------------------------------------------------------------------------

AEROSPACE & DEFENSE (0.6%)
L-3 Communications
 07-15-13                               6.13              900,000             911,250
 01-15-14                               6.13              500,000(q)          503,750
Spirit AeroSystems Holdings
 10-01-17                               7.50              135,000(d)          134,325
TransDigm Group
 Sr Sub Nts
 07-15-14                               7.75              360,000(d,m)        349,650
                                                                      ---------------
Total                                                                       1,898,975
-------------------------------------------------------------------------------------

AIRLINES (0.2%)
Delta Air Lines
 Sr Secured
 03-15-15                              12.25              630,000(d)          595,350
-------------------------------------------------------------------------------------

AUTOMOTIVE (0.3%)
Allison Transmission
 Pay-in-Kind
 11-01-15                              11.25              530,000(d,j)        492,900
Tenneco
 11-15-15                               8.13              315,000(q)          305,550
                                                                      ---------------
Total                                                                         798,450
-------------------------------------------------------------------------------------


                             See accompanying Notes to Portfolio of Investments.

--------------------------------------------------------------------------------
          RIVERSOURCE STRATEGIC INCOME ALLOCATION FUND -- 2009 ANNUAL REPORT  19

PORTFOLIO OF INVESTMENTS (continued) -------------------------------------------

BONDS (CONTINUED)
                                    COUPON           PRINCIPAL
ISSUER                               RATE              AMOUNT                VALUE(a)

BANKING (0.7%)
Alfa MTN Markets for ABH Financial
 06-25-12                               8.20%            $150,000(c,d)       $142,125
Banco BMG
 Sr Unsecured
 01-15-16                               9.15              100,000(c,d)        104,500
Bank of America
 Sr Unsecured
 05-01-18                               5.65              210,000             207,204
Citigroup
 Sr Unsecured
 05-15-18                               6.13              120,000             118,157
Goldman Sachs Group
 Sr Unsecured
 02-15-19                               7.50              150,000             171,602
JPMorgan Chase & Co
 Sr Unsecured
 01-15-18                               6.00              250,000             268,331
Morgan Stanley
 Sr Unsecured
 04-01-18                               6.63              250,000             264,356
TuranAlem Finance
 01-22-37                               8.25              150,000(b,c,d)       34,500
Wells Fargo & Co
 Sr Unsecured
 12-11-17                               5.63              750,000             787,793
                                                                      ---------------
Total                                                                       2,098,568
-------------------------------------------------------------------------------------

BROKERAGE (--%)
Lehman Brothers Holdings
 Sr Unsecured
 05-02-18                               6.88               90,000(b,l)         15,975
-------------------------------------------------------------------------------------

BUILDING MATERIALS (0.4%)
Gibraltar Inds
 Series B
 12-01-15                               8.00            1,150,000           1,043,625
-------------------------------------------------------------------------------------

CHEMICALS (1.9%)
Ashland
 06-01-17                               9.13              475,000(d)          508,250
Chemtura
 06-01-16                               6.88            1,280,000(b)        1,343,999
Dow Chemical
 Sr Unsecured
 05-15-19                               8.55              950,000           1,067,939
INVISTA
 Sr Unsecured
 05-01-12                               9.25              995,000(d)          999,975
MacDermid
 Sr Sub Nts
 04-15-17                               9.50            1,140,000(d)        1,048,800
Momentive Performance Materials
 Pay-in-Kind
 12-01-14                              10.13                  419(j)              304
Nalco
 11-15-13                               8.88              600,000(q)          616,500
                                                                      ---------------
Total                                                                       5,585,767
-------------------------------------------------------------------------------------

CONSTRUCTION MACHINERY (0.9%)
Terex
 Sr Sub Nts
 11-15-17                               8.00              750,000(q)          688,125
Terex
 Sr Unsecured
 06-01-16                              10.88              825,000(q)          899,250
United Rentals North America
 06-15-16                              10.88            1,000,000(d)        1,070,000
                                                                      ---------------
Total                                                                       2,657,375
-------------------------------------------------------------------------------------

CONSUMER CYCLICAL SERVICES (0.4%)
West Corp
 10-15-14                               9.50            1,000,000             980,000
 10-15-16                              11.00               96,000              95,280
                                                                      ---------------
Total                                                                       1,075,280
-------------------------------------------------------------------------------------

CONSUMER PRODUCTS (1.4%)
AAC Group Holding
 Sr Disc Nts
 10-01-12                              10.25              500,000(d)          477,500
ACCO Brands
 Sr Secured
 03-15-15                              10.63              135,000(d)          141,244
American Achievement
 04-01-12                               8.25            1,000,000(d)          980,000


See accompanying Notes to Portfolio of Investments.

--------------------------------------------------------------------------------
20  RIVERSOURCE STRATEGIC INCOME ALLOCATION FUND -- 2009 ANNUAL REPORT

--------------------------------------------------------------------------------


BONDS (CONTINUED)
                                    COUPON           PRINCIPAL
ISSUER                               RATE              AMOUNT                VALUE(a)
CONSUMER PRODUCTS (CONT.)
Jarden
 05-01-16                               8.00%            $530,000            $543,250
 05-01-17                               7.50              625,000             606,250
Sealy Mattress
 Sr Secured
 04-15-16                              10.88              145,000(d)          159,863
Visant
 10-01-12                               7.63            1,070,000           1,071,337
                                                                      ---------------
Total                                                                       3,979,444
-------------------------------------------------------------------------------------

DIVERSIFIED MANUFACTURING (0.1%)
CPM Holdings
 Sr Secured
 09-01-14                              10.63              385,000(d)          397,513
-------------------------------------------------------------------------------------

ELECTRIC (4.3%)
Aes Dominicana Energia Finance
 12-13-15                              11.00              200,000(c,d)        187,500
CenterPoint Energy Houston Electric LLC
 Series U
 03-01-14                               7.00              980,000           1,114,998
Centrais Eletricas Brasileiras
 Sr Unsecured
 07-30-19                               6.88              500,000(c,d)        539,285
Cleveland Electric Illuminating
 1st Mtge
 11-15-18                               8.88              500,000             633,670
CMS Energy
 Sr Unsecured
 07-17-17                               6.55              500,000             488,092
 06-15-19                               8.75              620,000(q)          675,025
Consumers Energy
 1st Mtge
 09-15-18                               5.65              405,000             432,546
Dominion Resources
 Sr Nts
 01-15-19                               8.88              250,000             316,299
Dynegy Holdings
 Sr Unsecured
 05-01-16                               8.38              500,000(q)          467,500
Edison Mission Energy
 Sr Unsecured
 06-15-16                               7.75              115,000             100,625
 05-15-17                               7.00              880,000(q)          734,800
Indiana Michigan Power
 Sr Nts
 03-15-19                               7.00              950,000           1,098,664
Indiana Michigan Power
 Sr Unsecured
 03-15-37                               6.05              200,000             211,111
Majapahit Holding
 06-28-17                               7.25              562,000(c,d,q)      573,240
Natl Power
 11-02-16                               6.88              300,000(c,d)        312,693
Nevada Power
 08-01-18                               6.50              720,000             787,679
NiSource Finance
 07-15-14                               5.40              165,000             168,180
 01-15-19                               6.80              280,000             286,668
NRG Energy
 02-01-16                               7.38            1,350,000           1,306,125
PacifiCorp
 1st Mtge
 09-15-13                               5.45              255,000             275,410
Power Sector Assets & Liabilities
 05-27-19                               7.25              410,000(c,d)        436,650
Sierra Pacific Power
 09-01-13                               5.45              500,000             529,291
Sierra Pacific Power
 Series M
 05-15-16                               6.00              415,000             440,273
Texas Competitive Electric Holdings LLC
 Series B
 11-01-15                              10.25              725,000             522,000
                                                                      ---------------
Total                                                                      12,638,324
-------------------------------------------------------------------------------------

ENTERTAINMENT (0.9%)
AMC Entertainment
 02-01-16                              11.00              237,000             252,405
AMC Entertainment
 Sr Unsecured
 06-01-19                               8.75              528,000(q)          545,160
Regal Cinemas
 07-15-19                               8.63            1,220,000(d)        1,262,700


                             See accompanying Notes to Portfolio of Investments.

--------------------------------------------------------------------------------
          RIVERSOURCE STRATEGIC INCOME ALLOCATION FUND -- 2009 ANNUAL REPORT  21

PORTFOLIO OF INVESTMENTS (continued) -------------------------------------------


BONDS (CONTINUED)
                                    COUPON           PRINCIPAL
ISSUER                               RATE              AMOUNT                VALUE(a)
ENTERTAINMENT (CONT.)
Speedway Motorsports
 Sr Unsecured
 06-01-16                               8.75%            $645,000(d)         $682,088
                                                                      ---------------
Total                                                                       2,742,353
-------------------------------------------------------------------------------------

ENVIRONMENTAL (--%)
Clean Harbors
 Sr Secured
 08-15-16                               7.63               50,000(d)           50,750
-------------------------------------------------------------------------------------

FOOD AND BEVERAGE (0.9%)
Bertin Ltda
 Sr Unsecured
 10-05-16                              10.25              220,000(c,d)        220,550
Cerveceria Nacional Dominicana
 03-27-12                              16.00              200,000(c,d)        169,000
Del Monte
 Sr Sub Nts
 10-15-19                               7.50              595,000(d,m)        600,950
Kraft Foods
 Sr Unsecured
 01-26-39                               6.88              275,000             303,957
Marfrig Overseas
 11-16-16                               9.63              120,000(c,d)        119,100
MHP
 Sr Secured
 11-30-11                              10.25              200,000(c,d)        184,000
Pinnacle Foods Finance LLC
 04-01-15                               9.25              500,000(q)          507,500
 04-01-17                              10.63              399,000             407,479
                                                                      ---------------
Total                                                                       2,512,536
-------------------------------------------------------------------------------------

GAMING (2.4%)
Ameristar Casinos
 Sr Unsecured
 06-01-14                               9.25              475,000(d)          490,438
Boyd Gaming
 Sr Sub Nts
 02-01-16                               7.13            1,300,000           1,144,000
Circus & Eldorado Jt Venture/Silver Legacy Capital
 1st Mtge
 03-01-12                              10.13              325,000             282,750
Firekeepers Development Authority
 Sr Secured
 05-01-15                              13.88              850,000(d)          901,000
MGM MIRAGE
 Sr Secured
 11-15-17                              11.13              525,000(d)          577,500
MGM MIRAGE
 Sr Unsecured
 03-01-18                              11.38              760,000(d)          714,400
Penn Natl Gaming
 Sr Sub Nts
 08-15-19                               8.75               25,000(d,q)         25,063
Pokagon Gaming Authority
 Sr Nts
 06-15-14                              10.38            1,181,000(d)        1,228,239
San Pasqual Casino
 09-15-13                               8.00               76,000(d)           73,340
Seneca Gaming
 Sr Unsecured
 05-01-12                               7.25              405,000             374,625
Seneca Gaming
 Sr Unsecured Series B
 05-01-12                               7.25              615,000             568,875
Shingle Springs Tribal Gaming Authority
 Sr Nts
 06-15-15                               9.38              800,000(d)          568,000
Tunica-Biloxi Gaming Authority
 Sr Unsecured
 11-15-15                               9.00              182,000(d)          162,890
                                                                      ---------------
Total                                                                       7,111,120
-------------------------------------------------------------------------------------

GAS DISTRIBUTORS (0.3%)
Southwestern Energy
 Sr Nts
 02-01-18                               7.50            1,000,000           1,010,000
-------------------------------------------------------------------------------------

GAS PIPELINES (2.7%)
CenterPoint Energy Resources
 Sr Unsecured
 02-15-11                               7.75              375,000             398,769
Colorado Interstate Gas
 Sr Unsecured
 11-15-15                               6.80            2,084,000           2,317,505


See accompanying Notes to Portfolio of Investments.

--------------------------------------------------------------------------------
22  RIVERSOURCE STRATEGIC INCOME ALLOCATION FUND -- 2009 ANNUAL REPORT

--------------------------------------------------------------------------------


BONDS (CONTINUED)
                                    COUPON           PRINCIPAL
ISSUER                               RATE              AMOUNT                VALUE(a)
GAS PIPELINES (CONT.)
El Paso
 Sr Unsecured
 12-12-13                              12.00%            $320,000            $365,600
 06-15-14                               6.88              805,000             788,900
Southern Star Central
 Sr Nts
 03-01-16                               6.75              280,000             267,400
TransCapitalInvest for Transneft
 Secured
 03-05-14                               5.67              830,000(c,d)        807,590
 08-07-18                               8.70              400,000(c,d)        436,600
Transcontinental Gas Pipe Line LLC
 Sr Unsecured Series B
 08-15-11                               7.00            1,150,000           1,244,362
Williams Companies
 Sr Unsecured
 01-15-20                               8.75              215,000             247,173
Williams Partners LP/Finance
 Sr Unsecured
 02-01-17                               7.25            1,115,000           1,095,723
                                                                      ---------------
Total                                                                       7,969,622
-------------------------------------------------------------------------------------

HEALTH CARE (3.4%)
Apria Healthcare Group
 Sr Secured
 11-01-14                              11.25              835,000(d,q)        897,625
 11-01-14                              12.38              120,000(d)          128,100
Biomet
 Pay-in-Kind
 10-15-17                              10.38              750,000(j)          796,875
Community Health Systems
 07-15-15                               8.88              628,000(q)          643,700
DaVita
 03-15-15                               7.25            1,500,000(q)        1,485,000
HCA
 Secured
 11-15-16                               9.25            1,200,000(q)        1,240,500
HCA
 Sr Secured
 04-15-19                               8.50              125,000(d)          130,625
IASIS Healthcare LLC/Capital
 06-15-14                               8.75            1,035,000           1,035,000
Omnicare
 12-15-13                               6.75              705,000             682,088
 12-15-15                               6.88              500,000             480,000
Select Medical
 02-01-15                               7.63              940,000             880,075
Select Medical Holdings
 Sr Unsecured
 09-15-15                               6.43              380,000(h)          334,400
Vanguard Health Holding II LLC
 10-01-14                               9.00            1,285,000           1,310,700
                                                                      ---------------
Total                                                                      10,044,688
-------------------------------------------------------------------------------------

HEALTH CARE INSURANCE (0.3%)
Coventry Health Care
 Sr Unsecured
 03-15-17                               5.95              835,000             748,704
-------------------------------------------------------------------------------------

HOME CONSTRUCTION (0.2%)
K Hovnanian Enterprises
 Sr Secured
 05-01-13                              11.50              625,000(q)          659,375
-------------------------------------------------------------------------------------

INDEPENDENT ENERGY (3.9%)
Anadarko Petroleum
 Sr Unsecured
 09-15-16                               5.95              875,000             927,114
Berry Petroleum
 Sr Nts
 06-01-14                              10.25              550,000             587,125
Chesapeake Energy
 01-15-16                               6.63            1,100,000           1,039,500
Denbury Resources
 12-15-15                               7.50              500,000             500,000
 03-01-16                               9.75              715,000             759,688
EXCO Resources
 01-15-11                               7.25              394,000             390,553
Forest Oil
 Sr Nts
 02-15-14                               8.50            1,120,000(d,q)      1,128,399
Hilcorp Energy I LP/Finance
 Sr Unsecured
 11-01-15                               7.75              800,000(d)          756,000


                             See accompanying Notes to Portfolio of Investments.

--------------------------------------------------------------------------------
          RIVERSOURCE STRATEGIC INCOME ALLOCATION FUND -- 2009 ANNUAL REPORT  23

PORTFOLIO OF INVESTMENTS (continued) -------------------------------------------


BONDS (CONTINUED)
                                    COUPON           PRINCIPAL
ISSUER                               RATE              AMOUNT                VALUE(a)
INDEPENDENT ENERGY (CONT.)
PetroHawk Energy
 07-15-13                               9.13%             $50,000             $51,375
 06-01-15                               7.88              625,000(q)          615,625
PetroHawk Energy
 Sr Nts
 08-01-14                              10.50              360,000(d)          387,000
Plains Exploration & Production
 Sr Nts
 10-15-19                               8.63              240,000             243,600
Quicksilver Resources
 08-01-15                               8.25              895,000             870,388
 04-01-16                               7.13               25,000              21,688
Quicksilver Resources
 Sr Unsecured
 08-15-19                               9.13              710,000             706,450
Range Resources
 05-01-18                               7.25            1,250,000           1,228,124
 05-15-19                               8.00              250,000             256,250
SandRidge Energy
 06-01-18                               8.00              990,000(d)          957,825
                                                                      ---------------
Total                                                                      11,426,704
-------------------------------------------------------------------------------------

INTEGRATED ENERGY (0.1%)
TNK-BP Finance
 03-13-18                               7.88              425,000(c,d)        409,063
-------------------------------------------------------------------------------------

LODGING (0.5%)
Starwood Hotels & Resorts Worldwide
 Sr Unsecured
 10-15-14                               7.88              940,000             984,650
Wyndham Worldwide
 Sr Unsecured
 05-01-14                               9.88              450,000             483,517
                                                                      ---------------
Total                                                                       1,468,167
-------------------------------------------------------------------------------------

MEDIA CABLE (1.7%)
Charter Communications Operating LLC/Capital
 Secured
 04-30-12                              10.00            1,000,000(d)        1,017,500
 04-30-14                              10.38              216,000(d)          220,320
Comcast
 03-15-11                               5.50              750,000             788,889
CSC Holdings
 Sr Unsecured
 04-15-14                               8.50              695,000(d,q)        731,488
 06-15-15                               8.50              500,000(d,q)        525,000
Mediacom LLC/Capital
 Sr Nts
 08-15-19                               9.13              815,000(d,q)        835,375
Time Warner Cable
 06-15-39                               6.75              115,000             124,375
Videotron Ltee
 04-15-18                               9.13              110,000(c,d)        119,075
Virgin Media Finance
 04-15-14                               8.75              340,000(c)          346,800
 08-15-16                               9.50              400,000(c)          422,000
                                                                      ---------------
Total                                                                       5,130,822
-------------------------------------------------------------------------------------

MEDIA NON CABLE (2.8%)
DISH DBS
 02-01-16                               7.13            1,300,000           1,290,249
Intelsat Jackson Holdings
 06-15-16                              11.25              465,000(c)          497,550
Intelsat Subsidiary Holding
 01-15-15                               8.88              500,000(c,d)        511,875
Interpublic Group of Companies
 Sr Unsecured
 07-15-17                              10.00              890,000(d)          961,200
Lamar Media
 04-01-14                               9.75              715,000             773,988
 08-15-15                               6.63              950,000             883,500
Liberty Media LLC
 Sr Unsecured
 05-15-13                               5.70              880,000             833,800
News America
 01-09-38                               6.75              590,000             619,164
Nielsen Finance LLC
 08-01-14                              10.00            1,000,000           1,005,000
Reed Elsevier Capital
 08-01-11                               6.75              300,000             322,614
RR Donnelley & Sons
 Sr Unsecured
 01-15-17                               6.13              300,000             282,844


See accompanying Notes to Portfolio of Investments.

--------------------------------------------------------------------------------
24  RIVERSOURCE STRATEGIC INCOME ALLOCATION FUND -- 2009 ANNUAL REPORT

--------------------------------------------------------------------------------


BONDS (CONTINUED)
                                    COUPON           PRINCIPAL
ISSUER                               RATE              AMOUNT                VALUE(a)
MEDIA NON CABLE (CONT.)
Thomson Reuters
 10-01-14                               5.70%            $350,000(c)         $383,792
                                                                      ---------------
Total                                                                       8,365,576
-------------------------------------------------------------------------------------

METALS (1.7%)
Arch Coal
 08-01-16                               8.75            1,233,000(d,q)      1,273,072
Compass Minerals Intl
 Sr Nts
 06-01-19                               8.00              705,000(d)          717,338
Freeport-McMoRan Copper & Gold
 Sr Unsecured
 04-01-17                               8.38            1,100,000           1,170,125
Noranda Aluminum Acquisition
 Pay-in-Kind
 05-15-15                               6.16            1,472,149(h,j)      1,037,865
POSCO
 03-26-14                               8.75              400,000(c,d)        465,325
Vedanta Resources
 Sr Unsecured
 07-18-18                               9.50              400,000(c,d,q)      391,582
                                                                      ---------------
Total                                                                       5,055,307
-------------------------------------------------------------------------------------

NON CAPTIVE DIVERSIFIED (1.0%)
Ford Motor Credit LLC
 Sr Unsecured
 08-10-11                               9.88            1,000,000           1,022,500
 08-01-12                               7.50              710,000(q)          683,375
General Electric Capital
 Sr Unsecured
 01-10-39                               6.88              385,000             403,222
GMAC
 12-01-14                               6.75            1,140,000(d,q)        969,000
                                                                      ---------------
Total                                                                       3,078,097
-------------------------------------------------------------------------------------

OIL FIELD SERVICES (1.2%)
Concho Resources
 10-01-17                               8.63              220,000             225,500
Gaz Capital
 Secured
 11-22-16                               6.21              400,000(c,d)        384,000
 08-16-37                               7.29              300,000(c,d)        275,250
Gaz Capital
 Sr Nts
 07-31-14                               8.13              380,000(c,d)        399,306
Gaz Capital
 Sr Secured
 04-11-18                               8.15              450,000(c,d)        475,335
 03-07-22                               6.51              300,000(c,d)        274,890
Gazstream
 07-22-13                               5.63               37,021(c,d)         37,391
KazMunaiGaz Finance
 01-23-15                              11.75              400,000(c,d,q)      467,389
 07-02-18                               9.13              850,000(c,d)        901,515
                                                                      ---------------
Total                                                                       3,440,576
-------------------------------------------------------------------------------------

OTHER FINANCIAL INSTITUTIONS (0.2%)
Cardtronics
 08-15-13                               9.25              734,000             728,495
-------------------------------------------------------------------------------------

OTHER INDUSTRY (0.1%)
Chart Inds
 10-15-15                               9.13              170,000             170,000
-------------------------------------------------------------------------------------

PACKAGING (1.6%)
Ball
 09-01-16                               7.13              145,000(q)          147,900
 09-01-19                               7.38              650,000(q)          659,750
Crown Americas LLC/Capital II
 Sr Unsecured
 05-15-17                               7.63            1,250,000(d)        1,262,500
Greif
 Sr Nts
 08-01-19                               7.75               55,000(d)           56,650
Owens-Brockway Glass Container
 05-15-16                               7.38            1,550,000(q)        1,573,250
Silgan Holdings
 Sr Unsecured
 08-15-16                               7.25            1,035,000(d)        1,045,350
                                                                      ---------------
Total                                                                       4,745,400
-------------------------------------------------------------------------------------

PAPER (1.6%)
Boise Cascade LLC
 10-15-14                               7.13              220,000             174,900
Cascades
 02-15-13                               7.25              750,000(c)          735,000


                             See accompanying Notes to Portfolio of Investments.

--------------------------------------------------------------------------------
          RIVERSOURCE STRATEGIC INCOME ALLOCATION FUND -- 2009 ANNUAL REPORT  25

PORTFOLIO OF INVESTMENTS (continued) -------------------------------------------


BONDS (CONTINUED)
                                    COUPON           PRINCIPAL
ISSUER                               RATE              AMOUNT                VALUE(a)
PAPER (CONT.)
Georgia-Pacific LLC
 06-15-15                               7.70%            $950,000(q)         $959,500
 05-01-16                               8.25              485,000(d)          503,188
NewPage
 Sr Secured
 05-01-12                              10.00            1,934,000           1,276,439
 12-31-14                              11.38              989,000(d)          971,693
Norampac Inds
 06-01-13                               6.75               80,000(c)           77,200
                                                                      ---------------
Total                                                                       4,697,920
-------------------------------------------------------------------------------------

PHARMACEUTICALS (0.5%)
Elan
 10-15-16                               8.75              217,000(c,d,m)      214,622
Valeant Pharmaceuticals Intl
 06-15-16                               8.38              705,000(d)          715,575
Warner Chilcott
 02-01-15                               8.75              500,000             512,500
                                                                      ---------------
Total                                                                       1,442,697
-------------------------------------------------------------------------------------

RAILROADS (--%)
CSX
 Sr Unsecured
 03-15-13                               5.75              100,000             106,633
-------------------------------------------------------------------------------------

RETAILERS (0.4%)
Blockbuster
 Sr Secured
 10-01-14                              11.75               95,000(d,m)         90,725
QVC
 Sr Secured
 10-01-19                               7.50              560,000(d)          561,400
Toys R Us Property I LLC
 07-15-17                              10.75              561,000(d,q)        603,075
                                                                      ---------------
Total                                                                       1,255,200
-------------------------------------------------------------------------------------

SUPERMARKETS (--%)
Controladora Comerical Mexicana
 (Mexican Peso)
 03-30-27                               8.70            3,100,000(b,c,d)       99,712
-------------------------------------------------------------------------------------

TECHNOLOGY (0.8%)
Iron Mountain
 Sr Sub Nts
 08-15-21                               8.38            1,010,000(q)        1,030,200
SS&C Technologies
 12-01-13                              11.75              785,000             825,231
SunGard Data Systems
 08-15-15                              10.25              402,000(q)          410,040
                                                                      ---------------
Total                                                                       2,265,471
-------------------------------------------------------------------------------------

TRANSPORTATION SERVICES (0.5%)
Erac USA Finance
 10-15-17                               6.38              595,000(d)          593,732
Hertz
 01-01-14                               8.88              850,000             858,500
                                                                      ---------------
Total                                                                       1,452,232
-------------------------------------------------------------------------------------

WIRELESS (2.5%)
CC Holdings GS V LLC/Crown Castle GS III
 Sr Secured
 05-01-17                               7.75              955,000(d)          988,425
Cricket Communications
 07-15-15                              10.00              750,000             770,625
Cricket Communications
 Sr Secured
 05-15-16                               7.75              765,000(d)          776,475
MetroPCS Wireless
 11-01-14                               9.25            1,000,000(q)        1,022,499
MetroPCS Wireless
 Sr Unsecured
 11-01-14                               9.25              205,000(q)          209,613
Nextel Communications
 Series D
 08-01-15                               7.38              285,000             255,788
SBA Telecommunications
 08-15-16                               8.00              780,000(d)          797,550
 08-15-19                               8.25              280,000(d)          288,400
Sprint Capital
 01-30-11                               7.63              165,000             168,919
 03-15-12                               8.38              700,000             722,750
Sprint Nextel
 Sr Nts
 08-15-17                               8.38              480,000             477,600


See accompanying Notes to Portfolio of Investments.

--------------------------------------------------------------------------------
26  RIVERSOURCE STRATEGIC INCOME ALLOCATION FUND -- 2009 ANNUAL REPORT

--------------------------------------------------------------------------------


BONDS (CONTINUED)
                                    COUPON           PRINCIPAL
ISSUER                               RATE              AMOUNT                VALUE(a)
WIRELESS (CONT.)
US Cellular
 Sr Unsecured
 12-15-33                               6.70%            $155,000            $159,714
Wind Acquisition Finance
 Sr Nts
 07-15-17                              11.75              750,000(c,d)        845,625
                                                                      ---------------
Total                                                                       7,483,983
-------------------------------------------------------------------------------------

WIRELINES (4.8%)
AT&T
 Sr Unsecured
 03-15-11                               6.25                5,000               5,330
 01-15-38                               6.30              630,000             664,516
 02-15-39                               6.55              295,000             321,621
Cincinnati Bell
 01-15-14                               8.38            1,000,000           1,005,000
Frontier Communications
 Sr Unsecured
 05-01-14                               8.25              230,000             236,900
 03-15-15                               6.63            1,000,000(q)          955,000
Level 3 Financing
 02-15-17                               8.75            1,030,000             854,900
Qtel Intl Finance
 06-10-19                               7.88              600,000(c,d,q)      681,204
Qwest
 Sr Unsecured
 06-15-15                               7.63            1,425,000           1,442,813
 06-01-17                               6.50              320,000             300,800
Telecom Italia Capital
 11-15-13                               5.25              360,000(c)          378,700
Telemar Norte Leste
 Sr Unsecured
 04-23-19                               9.50              100,000(c,d)        119,611
TELUS
 Sr Unsecured
 06-01-11                               8.00            1,980,000(c)        2,154,418
Time Warner Telecom Holdings
 02-15-14                               9.25              600,000             618,000
Verizon New York
 Sr Unsecured Series A
 04-01-12                               6.88            1,603,000           1,743,455
Verizon New York
 Sr Unsecured Series B
 04-01-32                               7.38              875,000             959,441
Windstream
 03-15-19                               7.00            1,600,000           1,496,000
                                                                      ---------------
Total                                                                      13,937,709
-------------------------------------------------------------------------------------
TOTAL BONDS
(Cost: $223,556,477)                                                     $244,687,224
-------------------------------------------------------------------------------------



SENIOR LOANS (13.5%)(n)
                                    COUPON           PRINCIPAL
BORROWER                             RATE              AMOUNT                VALUE(a)
AEROSPACE & DEFENSE (0.3%)
Spirit AeroSystems Holdings
 Tranche B1 Term Loan
 09-30-13                               2.26%            $200,181            $193,175
TransDigm
 Term Loan
 06-23-13                               2.29              500,000             481,250
Wesco Aircraft Hardware
 1st Lien Term Loan
 09-30-13                               2.50              125,000             116,125
Wesco Aircraft Hardware
 2nd Lien Term Loan
 03-28-14                               6.00              125,000              96,875
                                                                      ---------------
Total                                                                         887,425
-------------------------------------------------------------------------------------

AUTOMOTIVE (0.3%)
Delphi
 Debtor In Possession
 Tranche B Term Loan
 09-29-09                               9.25               31,024(k)           34,126
Exide Technologies
 Term Loan
 05-15-12                               3.31               48,875              44,232
Goodyear Engineered Product
 Delayed Draw Term Loan
 07-31-14                               2.50                6,141               4,669
Goodyear Engineered Product
 Term Loan
 07-31-14                               2.50               42,875              32,603


                             See accompanying Notes to Portfolio of Investments.

--------------------------------------------------------------------------------
          RIVERSOURCE STRATEGIC INCOME ALLOCATION FUND -- 2009 ANNUAL REPORT  27

PORTFOLIO OF INVESTMENTS (continued) -------------------------------------------


SENIOR LOANS (CONTINUED)
                                    COUPON           PRINCIPAL
BORROWER                             RATE              AMOUNT                VALUE(a)
AUTOMOTIVE (CONT.)
Goodyear Tire & Rubber
 2nd Lien Term Loan
 04-30-14                               2.00%            $263,297            $245,196
Mark IV Inds
 Tranche B Term Loan
 06-21-11                               5.50              442,945(b)          205,969
Oshkosh Truck
 Tranche B Term Loan
 12-06-13                          6.29-6.33              268,879             268,449
                                                                      ---------------
Total                                                                         835,244
-------------------------------------------------------------------------------------

BROKERAGE (--%)
Nuveen Investments
 1st Lien Term Loan
 11-13-14                          3.49-3.50              112,700              97,091
-------------------------------------------------------------------------------------

CHEMICALS (0.8%)
Ashland
 Tranche B Term Loan
 05-13-14                               7.65               65,321              66,669
Brenntag Holding Acquisition Term Loan
 01-20-14                          2.25-2.99                9,595(c)            9,259
Brenntag Holding
 Tranche B2 Term Loan
 01-20-14                               2.25               39,297(c)           37,775
Celanese US Holdings LLC Credit Linked Deposit
 04-02-14                          0.26-1.75              525,455             495,635
Georgia Gulf
 Term Loan
 10-03-13                              10.00              123,372             120,835
Hexion Specialty Chemical
 Tranche C5 Term Loan
 05-05-13                               2.56               98,000              77,420
Huntsman Intl LLC
 Tranche B Term Loan
 04-21-14                               2.00              185,908             171,102
Huntsman Intl LLC
 Tranche C Term Loan
 06-30-16                               2.50              150,000             139,313
Kraton Polymers LLC
 Term Loan
 05-12-13                               2.31               95,060              84,604
Lyondell Chemical
 Debtor In Possession
 Term Loan
 TBD                                     TBD                8,913(k,m,o)        9,263
 12-15-09                         5.80-13.00               44,543(k)           44,484
Lyondell Chemical
 Tranche B2 Term Loan
 12-22-14                               7.00               72,395              47,339
Millenium Chemicals
 1st Lien Term Loan
 05-15-14                               2.53              156,189             135,103
Millenium Chemicals
 2nd Lien Term Loan
 11-15-14                               6.03              125,000              93,750
Nalco
 Term Loan
 05-13-16                          5.75-6.50              174,563             177,399
PQ
 1st Lien Term Loan
 07-30-14                          3.50-3.75               74,063              64,328
Univar
 Tranche B Term Loan
 10-10-14                               3.25              557,245             518,635
                                                                      ---------------
Total                                                                       2,292,913
-------------------------------------------------------------------------------------

CONSTRUCTION MACHINERY (0.3%)
Flowserve
 Term Loan
 08-10-12                               1.81              615,931             598,222
Manitowoc
 Tranche B Term Loan
 11-06-14                               7.50               99,250              93,891
Xerium Technologies
 Tranche B Term Loan
 05-18-12                               5.78              258,090(c)          183,244
                                                                      ---------------
Total                                                                         875,357
-------------------------------------------------------------------------------------

CONSUMER PRODUCTS (0.5%)
Amscan Holdings
 Term Loan
 05-27-13                          2.53-3.38              161,278             144,344
Central Garden & Pet
 Tranche B Term Loan
 09-30-12                               1.75              177,576             166,330


See accompanying Notes to Portfolio of Investments.

--------------------------------------------------------------------------------
28  RIVERSOURCE STRATEGIC INCOME ALLOCATION FUND -- 2009 ANNUAL REPORT

--------------------------------------------------------------------------------


SENIOR LOANS (CONTINUED)
                                    COUPON           PRINCIPAL
BORROWER                             RATE              AMOUNT                VALUE(a)
CONSUMER PRODUCTS (CONT.)
Fender Musical Instruments
 Delayed Draw Term Loan
 06-09-14                               2.54%             $16,500             $13,778
Fender Musical Instruments
 Term Loan
 06-09-14                               2.54               32,583              27,207
Jarden
 Tranche B1 Term Loan
 01-24-12                               2.03              120,450             116,837
Jarden
 Tranche B4 Term Loan
 01-26-15                               3.53              302,825             302,068
Prestige Brands
 Tranche B Term Loan
 04-06-11                          2.50-4.50              192,754             190,827
Visant
 Tranche C Term Loan
 12-21-11                               2.32              486,372             481,507
                                                                      ---------------
Total                                                                       1,442,898
-------------------------------------------------------------------------------------

DIVERSIFIED MANUFACTURING (0.3%)
Contech Construction Products
 Term Loan
 01-31-13                               2.25              374,529             320,222
Fidelity Natl Information Services
 Tranche C Term Loan
 TBD                                     TBD               22,314(m,o)         22,314
JohnsonDiversey
 Delayed Draw Term Loan
 12-16-10                               2.48               54,717              53,349
JohnsonDiversey
 Tranche B Term Loan
 12-16-11                               2.48              162,961             158,887
Mueller Water Products
 Tranche B Term Loan
 05-24-14                          5.78-5.99               11,150              10,890
New Customer Service
 Term Loan
 05-22-14                               2.75               47,218              44,149
Rexnord LLC/RBS Global
 Tranche B2 Term Loan
 07-19-13                               2.50              159,968             152,370
Sensus Metering Systems
 Tranche B3 Term Loan
 06-03-13                               7.00              224,438             224,438
                                                                      ---------------
Total                                                                         986,619
-------------------------------------------------------------------------------------

ELECTRIC (1.0%)
AES
 Term Loan
 08-10-11                          3.25-3.33              225,000             220,050
ANP Funding I LLC
 Tranche A Term Loan
 07-29-10                               3.76              342,307             340,811
Bicent Power LLC
 Tranche B 1st Lien Term Loan
 06-30-14                               2.29               13,787              12,707
Boston Generating LLC
 1st Lien Revolving Credit Term Loan
 12-20-13                          0.16-2.38                9,769               7,111
Boston Generating LLC
 1st Lien Synthetic Letter of Credit
 12-20-13                          0.16-2.38               34,891              25,396
Boston Generating LLC
 Tranche B 1st Lien Term Loan
 12-20-13                               2.53              153,369             111,634
Covanta Energy
 Letter of Credit
 02-10-14                          0.19-1.50              164,948             156,990
Covanta Energy
 Term Loan
 02-10-14                               1.75              326,675             310,913
Dynegy Holdings
 Letter of Credit
 04-02-13                               4.00              184,888             177,544
FirstLight Power Resources
 Synthetic Letter of Credit
 11-01-13                          0.16-2.65                5,707               5,308
FirstLight Power Resources
 Tranche B 1st Lien Term Loan
 11-01-13                               2.81               44,293              41,193
NRG Energy Credit Linked Deposit
 02-01-13                               0.18              160,950             152,269


                             See accompanying Notes to Portfolio of Investments.

--------------------------------------------------------------------------------
          RIVERSOURCE STRATEGIC INCOME ALLOCATION FUND -- 2009 ANNUAL REPORT  29

PORTFOLIO OF INVESTMENTS (continued) -------------------------------------------


SENIOR LOANS (CONTINUED)
                                    COUPON           PRINCIPAL
BORROWER                             RATE              AMOUNT                VALUE(a)
ELECTRIC (CONT.)
NRG Energy
 Term Loan
 02-01-13                          2.00-2.03%            $299,599            $283,439
RRI Energy
 Letter of Credit
 06-30-14                               0.23               50,000              46,500
Texas Competitive Electric Holdings LLC
 Tranche B2 Term Loan
 10-10-14                          3.75-3.78              493,402             392,367
TPF Generation Holdings LLC
 1st Lien Synthetic Letter of Credit
 12-15-13                               0.18               61,739              58,388
TPF Generation Holdings LLC
 1st Lien Term Loan
 12-15-13                               2.25              167,863             158,451
TPF Generation Holdings LLC
 Synthetic Revolver Term Loan
 12-15-11                               0.18               19,354              18,338
USPF Holdings LLC
 Term Loan
 04-11-14                               2.00              167,527             158,313
                                                                      ---------------
Total                                                                       2,677,722
-------------------------------------------------------------------------------------

ENTERTAINMENT (0.4%)
24 Hour Fitness Worldwide
 Tranche B Term Loan
 06-08-12                          2.75-3.08               98,219              89,379
AMC Entertainment
 Term Loan
 01-28-13                               1.75              102,370              97,024
Hit Entertainment
 2nd Lien Term Loan
 02-26-13                               5.98              200,000             101,000
Hit Entertainment
 Term Loan
 03-20-12                               2.73              354,652             303,228
Regal Cinemas
 Term Loan
 10-27-13                               4.03              526,698             523,596
                                                                      ---------------
Total                                                                       1,114,227
-------------------------------------------------------------------------------------

FOOD AND BEVERAGE (0.5%)
Birds Eye Foods
 Tranche B Term Loan
 03-22-13                               2.04              163,951             158,111
Bolthouse Farms
 1st Lien Term Loan
 12-16-12                               2.56              103,697             101,040
Constellation Brands
 Tranche B Term Loan
 06-05-13                               1.75              617,467             603,149
Dean Foods
 Tranche B Term Loan
 04-02-14                          1.63-1.67              449,824             422,753
Michael Foods
 Tranche B Term Loan
 05-01-14                               6.50               98,500              99,485
                                                                      ---------------
Total                                                                       1,384,538
-------------------------------------------------------------------------------------

GAMING (0.5%)
Ameristar Casinos
 Term Loan
 11-10-12                               3.76              312,647             309,780
Cannery Casino Resorts LLC
 1st Lien Delayed Draw Term Loan
 05-18-13                               2.50              300,192             253,662
Cannery Casino Resorts LLC
 1st Lien Term Loan
 05-17-13                               2.50              363,085             306,807
Cannery Casino Resorts LLC
 2nd Lien Term Loan
 05-18-14                               4.50               25,000              16,875
Fontainebleau Las Vegas LLC
 Delayed Draw Term Loan
 06-06-14                               2.75               75,000              20,156
Fontainebleau Las Vegas LLC
 Term Loan
 06-06-14                               2.75              150,000              40,313
Golden Nugget
 2nd Lien Term Loan
 12-31-14                               3.50               50,000              20,500
Greektown Holdings LLC
 Tranche B Term Loan
 12-03-12                               3.75               74,775(b)           58,698


See accompanying Notes to Portfolio of Investments.

--------------------------------------------------------------------------------
30  RIVERSOURCE STRATEGIC INCOME ALLOCATION FUND -- 2009 ANNUAL REPORT

--------------------------------------------------------------------------------


SENIOR LOANS (CONTINUED)
                                    COUPON           PRINCIPAL
BORROWER                             RATE              AMOUNT                VALUE(a)
GAMING (CONT.)
Green Valley Ranch Gaming LLC
 2nd Lien Term Loan
 08-16-14                               3.55%            $300,000             $76,500
Seminole Tribe of Florida
 Tranche B1 Delayed Draw Term Loan
 03-05-14                               1.78               30,729              29,154
Seminole Tribe of Florida
 Tranche B2 Delayed Draw Term Loan
 03-05-14                               1.78              110,718             105,044
Seminole Tribe of Florida
 Tranche B3 Delayed Draw Term Loan
 03-05-14                               1.78               87,812              83,312
Venetian Casino Resort
 Delayed Draw Term Loan
 05-23-14                               2.04               19,750              16,486
Venetian Casino Resort
 Tranche B Term Loan
 05-23-14                               2.04               78,200              65,275
Wembly
 Term Loan
 07-18-11                               1.50              262,900(b)          151,825
                                                                      ---------------
Total                                                                       1,554,387
-------------------------------------------------------------------------------------

GAS PIPELINES (0.1%)
Calumet Lubricants LP
 Credit Linked Deposit
 01-03-15                          0.43-4.00               14,368              12,778
Calumet Lubricants LP
 Term Loan
 01-03-15                               4.43              106,953              95,123
Coffeyville Resources LLC
 Letter of Credit
 12-28-10                               3.15                6,656               6,656
Coffeyville Resources LLC
 Tranche D Term Loan
 12-30-13                               8.50               53,982              53,982
                                                                      ---------------
Total                                                                         168,539
-------------------------------------------------------------------------------------

HEALTH CARE (1.8%)
AGA Medical
 Tranche B Term Loan
 04-28-13                               2.25              100,000              84,000
Biomet
 Term Loan
 03-25-15                          3.25-3.29              247,481             238,129
Capella Healthcare
 1st Lien Term Loan
 02-28-15                               5.75              123,125             121,278
Carestream Health
 1st Lien Term Loan
 04-30-13                               2.25              535,066             501,052
Community Health Systems
 Delayed Draw Term Loan
 07-25-14                               2.50               16,682              15,639
Community Health Systems
 Term Loan
 07-25-14                          2.50-2.62              326,999             307,209
DaVita
 Tranche B1 Term Loan
 10-05-12                          1.75-1.79              280,893             270,781
Emdeon Business Services LLC
 1st Lien Term Loan
 11-18-13                               2.29              168,317             160,953
HCA
 Tranche B1 Term Loan
 11-18-13                               2.53              382,580             360,822
Health Management Associates
 Tranche B Term Loan
 02-28-14                               2.03              484,999             454,536
IASIS Healthcare LLC
 Delayed Draw Term Loan
 03-14-14                               2.25              470,986             443,117
IASIS Healthcare LLC
 Synthetic Letter of Credit
 03-14-14                               1.00              127,186             119,660
Inverness Medical
 1st Lien Term Loan
 06-26-14                          2.25-2.28               48,875              46,574
Inverness Medical
 2nd Lien Term Loan
 06-26-15                               4.50              500,000             482,085
Natl Mentor Holdings
 Letter of Credit
 06-29-13                               2.15                7,161               6,409


                             See accompanying Notes to Portfolio of Investments.

--------------------------------------------------------------------------------
          RIVERSOURCE STRATEGIC INCOME ALLOCATION FUND -- 2009 ANNUAL REPORT  31

PORTFOLIO OF INVESTMENTS (continued) -------------------------------------------


SENIOR LOANS (CONTINUED)
                                    COUPON           PRINCIPAL
BORROWER                             RATE              AMOUNT                VALUE(a)
HEALTH CARE (CONT.)
Natl Mentor Holdings
 Tranche B Term Loan
 06-29-13                               2.29%            $116,040            $103,856
Royalty Pharma Finance Trust
 Tranche B Term Loan
 04-16-13                               2.53              514,375             502,642
Select Medical
 Tranche B Term Loan
 02-24-12                          2.41-4.25               73,843              71,554
Vanguard Health Systems
 Term Loan
 09-23-11                               2.50              739,856             721,671
                                                                      ---------------
Total                                                                       5,011,967
-------------------------------------------------------------------------------------

INDEPENDENT ENERGY (0.1%)
Riverside Energy Center
 Term Loan
 06-24-11                               4.74              141,049             138,934
Rocky Mountain Energy Center LLC
 Credit Linked Deposit
 06-24-11                          0.39-4.35               12,737              12,546
Rocky Mountain Energy Center LLC
 Term Loan
 06-24-11                               4.74               63,246              62,297
                                                                      ---------------
Total                                                                         213,777
-------------------------------------------------------------------------------------

MEDIA CABLE (0.8%)
Cequel Communications LLC
 Term Loan
 11-05-13                          2.24-4.25              245,592             231,446
CSC Holdings
 Tranche B2 Term Loan
 03-29-16                          2.05-2.19              365,727             359,718
Discovery Communications Holding LLC
 Tranche C Term Loan
 05-14-14                               5.25              273,625             277,645
Mediacom Communications
 Tranche D2 Term Loan
 01-31-15                               2.00              357,712             334,461
NTL Telewest
 Tranche B10 Term Loan
 09-03-12                               4.00              838,564(c)          826,681
Telesat
 Term Loan I
 10-31-14                               3.25               90,514              86,881
Telesat
 Term Loan II
 10-31-14                               3.25                7,774               7,462
UPC Broadband Holding
 Term Loan
 12-31-16                               2.50              250,000             240,105
                                                                      ---------------
Total                                                                       2,364,399
-------------------------------------------------------------------------------------

MEDIA NON CABLE (1.9%)
Advanstar Communications
 2nd Lien Term Loan
 11-28-14                               4.00               25,000               3,063
CanWest Mediaworks LP
 Tranche D Term Loan
 07-10-14                               4.75               49,125(b,c)         26,282
Cengage Learning Acquisitions
 Term Loan
 07-03-14                               2.75              551,545             493,494
Citadel Broadcasting
 Tranche B Term Loan
 06-12-14                          2.04-2.33               50,000              32,649
Cumulus Media
 Term Loan
 06-11-14                               4.24              107,503              81,164
CW Media Holdings
 Tranche B Term Loan
 02-16-15                               3.53              196,000(c)          171,745
Deluxe Communications
 Tranche A Credit Linked Deposit
 05-11-13                          0.50-2.35               13,924              12,518
Deluxe Communications
 Tranche B Term Loan
 05-11-13                          2.50-2.53              234,797             211,097
Deluxe Communications
 Tranche C Term Loan
 05-11-13                               2.53               24,181              21,740
GateHouse Media
 Term Loan
 08-28-14                               2.50              700,000             222,250


See accompanying Notes to Portfolio of Investments.

--------------------------------------------------------------------------------
32  RIVERSOURCE STRATEGIC INCOME ALLOCATION FUND -- 2009 ANNUAL REPORT

--------------------------------------------------------------------------------


SENIOR LOANS (CONTINUED)
                                    COUPON           PRINCIPAL
BORROWER                             RATE              AMOUNT                VALUE(a)
MEDIA NON CABLE (CONT.)
Gray Television
 Tranche B Term Loan
 12-31-14                          3.75-3.79%            $118,217             $95,460
Intelsat Jackson Holdings
 Term Loan
 02-01-14                          2.75-3.25              625,000             539,219
Intelsat
 Tranche B2A Term Loan
 01-03-14                               2.75              162,931             154,843
Intelsat
 Tranche B2B Term Loan
 01-03-14                               2.75              162,881             154,796
Intelsat
 Tranche B2C Term Loan
 01-03-14                               2.75              162,881             154,796
Lodgenet Entertainment
 Term Loan
 04-04-14                               2.29              251,691             223,061
MediaNews Group
 Tranche C Term Loan
 08-02-13                               4.75              163,676              48,011
Newsday LLC
 Term Loan
 08-01-13                               6.01               25,000              24,438
Penton Media
 1st Lien Term Loan
 02-01-13                          2.62-2.74              488,722             336,241
Penton Media
 2nd Lien Term Loan
 02-01-14                               5.49               75,000              15,000
Quebecor Media
 Tranche B Term Loan
 01-17-13                               2.51              243,687             231,503
Quebecor World
 Term Loan
 07-23-12                               9.00              200,000             199,666
Reader's Digest
 Debtor In Possession
 Term Loan
 TBD                                     TBD              150,667(k,m,o)      155,563
 05-26-10                               9.00              301,333(k)          311,126
Revolution Studios
 Tranche B Term Loan
 12-21-14                               4.00              274,520             247,068
Spanish Broadcasting System
 1st Lien Term Loan
 06-10-12                               2.04              370,955             259,669
Tribune Company
 Tranche B Term Loan
 06-04-14                               2.00               98,750(b)           48,758
Tribune Company
 Tranche X Term Loan
 06-04-09                               1.75               17,067(b)            8,288
Univision Communications
 Term Loan
 09-29-14                               2.53              800,000             674,183
Zuffa LLC
 Term Loan
 06-19-15                               2.31               24,438              22,096
                                                                      ---------------
Total                                                                       5,179,787
-------------------------------------------------------------------------------------

METALS (0.3%)
Aleris Intl
 Debtor In Possession
 Term Loan
 TBA                                     TBA               65,237(k,m,o,p)     65,270
 02-15-10                              13.00               43,492(k,p)         43,513
Aleris Intl
 Pay-in-Kind
 Debtor In Possession
 Term Loan
 02-15-10                              12.50              120,390(j,k)         54,175
Aleris Intl
 Tranche B1 Term Loan
 12-19-13                               1.00               59,257(b)            4,741
Aleris Intl
 Tranche C1 Term Loan
 12-19-13                               4.25               82,398              56,031
Edgen Murray
 2nd Lien Term Loan
 05-11-15                               6.46               25,000              13,125
Edgen Murray
 Term Loan
 05-12-14                          3.00-3.21               48,876              43,051


                             See accompanying Notes to Portfolio of Investments.

--------------------------------------------------------------------------------
          RIVERSOURCE STRATEGIC INCOME ALLOCATION FUND -- 2009 ANNUAL REPORT  33

PORTFOLIO OF INVESTMENTS (continued) -------------------------------------------


SENIOR LOANS (CONTINUED)
                                    COUPON           PRINCIPAL
BORROWER                             RATE              AMOUNT                VALUE(a)
METALS (CONT.)
Essar Steel Algoma
 Term Loan
 06-20-13                               8.00%            $325,309(c)         $310,264
Noranda Aluminum Acquisition
 Tranche B Term Loan
 05-18-14                               2.25               18,448              14,758
Novelis
 Term Loan
 07-06-14                               2.25               91,832(c)           84,210
 07-06-14                          2.25-2.29              202,036             185,267
                                                                      ---------------
Total                                                                         874,405
-------------------------------------------------------------------------------------

OIL FIELD SERVICES (0.4%)
Dresser
 2nd Lien Term Loan
 05-04-15                               5.99            1,500,000           1,297,500
-------------------------------------------------------------------------------------

OTHER FINANCIAL INSTITUTIONS (0.2%)
Ameritrade Holding
 Tranche B Term Loan
 12-31-12                               1.74              638,198             624,828
-------------------------------------------------------------------------------------

OTHER INDUSTRY (0.1%)
Lender Processing Services
 Tranche B Term Loan
 07-01-14                               2.75              279,267             277,173
-------------------------------------------------------------------------------------

OTHER UTILITY (--%)
BRSP LLC
 Term Loan
 06-04-14                               7.50              100,000              94,750
-------------------------------------------------------------------------------------

PACKAGING (0.3%)
BWay
 Tranche B Term Loan
 07-17-13                          2.13-2.94              161,714             149,585
Graham Packaging LP
 Tranche B Term Loan
 10-07-11                          2.50-2.56               35,346              34,445
Graham Packaging LP
 Tranche C Term Loan
 04-05-14                               6.75              353,739             353,548
Graphic Packaging Intl
 Incremental Term Loan
 05-16-14                          3.04-3.26              444,341             431,441
                                                                      ---------------
Total                                                                         969,019
-------------------------------------------------------------------------------------

PAPER (0.3%)
Georgia-Pacific LLC
 Tranche B Term Loan
 12-21-12                          2.28-2.46              257,128             247,005
Georgia-Pacific LLC
 Tranche C Term Loan
 12-23-14                          3.53-3.71              141,610             140,637
Smurfit-Stone Container Enterprises
 Letter of Credit
 11-01-10                               2.75               53,021              51,317
Smurfit-Stone Container Enterprises
 Term Loan
 11-01-09                               2.75              264,159             255,669
Smurfit-Stone Container Enterprises
 Term Loan
 11-02-09                               2.75               87,614              84,798
Smurfit-Stone Container Enterprises
 Tranche B Term Loan
 11-01-11                               2.50               60,340              58,400
Smurfit-Stone Container Enterprises
 Tranche C Term Loan
 11-01-11                               2.50              113,730             110,075
Smurfit-Stone Container Enterprises
 Tranche C1 Term Loan
 11-01-11                               2.50               34,386              33,281
                                                                      ---------------
Total                                                                         981,182
-------------------------------------------------------------------------------------

PHARMACEUTICALS (0.2%)
Catalent Pharma Solutions
 Term Loan
 04-10-14                               2.50              667,591             580,804
-------------------------------------------------------------------------------------

REFINING (--%)
Western Refining
 Term Loan
 05-30-14                               8.25              127,877             126,399
-------------------------------------------------------------------------------------


See accompanying Notes to Portfolio of Investments.

--------------------------------------------------------------------------------
34  RIVERSOURCE STRATEGIC INCOME ALLOCATION FUND -- 2009 ANNUAL REPORT

--------------------------------------------------------------------------------


SENIOR LOANS (CONTINUED)
                                    COUPON           PRINCIPAL
BORROWER                             RATE              AMOUNT                VALUE(a)

RESTAURANTS (0.2%)
Arby's Restaurant Group
 Term Loan
 07-25-12                               7.25%            $238,678            $238,303
Buffets
 2nd Lien Letter of Credit
 05-01-13                          0.18-7.53              265,748             167,421
Buffets
 2nd Lien Term Loan
 05-01-13                         2.62-16.50              117,821              74,227
Dennys Credit Linked Deposit
 03-31-12                               0.50              123,333             117,167
                                                                      ---------------
Total                                                                         597,118
-------------------------------------------------------------------------------------

RETAILERS (0.5%)
David's Bridal
 Term Loan
 01-31-14                          2.25-2.28              522,535             484,650
General Nutrition Centers
 Term Loan
 09-16-13                          2.50-2.85              195,411             182,058
Gregg Appliances
 Term Loan
 07-25-13                               2.25               22,199              20,867
Lone Star Steakhouse & Saloon
 Term Loan
 07-06-14                               2.89               24,438              19,306
Pep Boys-Manny Moe & Jack
 Term Loan
 10-27-13                               2.36              238,411             226,193
Rent-A-Center
 Tranche B Term Loan
 06-30-12                          2.00-2.01               59,638              57,848
Rite Aid
 Tranche 4 Term Loan
 06-10-15                               9.50              150,000             156,626
Sally Holdings LLC
 Tranche B Term Loan
 11-16-13                          2.50-2.62              138,738             131,801
Sports Authority
 Term Loan
 05-03-13                               2.53              449,545             316,930
                                                                      ---------------
Total                                                                       1,596,279
-------------------------------------------------------------------------------------

SUPERMARKETS (--%)
Supervalu
 Tranche B Term Loan
 06-02-12                               1.50              152,543             145,706
-------------------------------------------------------------------------------------

TECHNOLOGY (0.3%)
Asurion
 1st Lien Term Loan
 07-03-14                          3.25-3.26              100,000              95,042
Brocade Communications Systems
 Term Loan
 10-07-13                               7.00               90,169              90,582
Freescale Semiconductor
 Term Loan
 11-29-13                               2.00              290,462             231,513
Infor Enterprise Solutions Holdings
 Delayed Draw Term Loan
 07-30-12                               4.00               85,879              77,506
Infor Enterprise Solutions Holdings
 Term Loan
 07-30-12                               4.00              164,596             148,548
Metavante
 Term Loan
 11-03-14                               2.23               32,649              32,499
Sabre
 Term Loan
 09-30-14                          2.50-2.74              300,000             263,594
Verint Systems
 Term Loan
 05-25-14                               3.50               23,304              21,120
                                                                      ---------------
Total                                                                         960,404
-------------------------------------------------------------------------------------

TEXTILE (0.2%)
Hanesbrands
 Tranche A 1st Lien Term Loan
 09-05-12                               5.00              144,977             144,977
Levi Strauss & Co
 Term Loan
 03-27-14                               2.50              100,000              91,625
St. John Knits Intl
 Term Loan
 03-23-12                               9.25               91,734              66,049


                             See accompanying Notes to Portfolio of Investments.

--------------------------------------------------------------------------------
          RIVERSOURCE STRATEGIC INCOME ALLOCATION FUND -- 2009 ANNUAL REPORT  35

PORTFOLIO OF INVESTMENTS (continued) -------------------------------------------


SENIOR LOANS (CONTINUED)
                                    COUPON           PRINCIPAL
BORROWER                             RATE              AMOUNT                VALUE(a)
TEXTILE (CONT.)
William Carter
 Term Loan
 07-14-12                          1.75-1.99%            $273,479            $267,326
                                                                      ---------------
Total                                                                         569,977
-------------------------------------------------------------------------------------

TRANSPORTATION SERVICES (--%)
Hertz
 Letter of Credit
 12-21-12                          0.29-1.75              110,430             104,158
-------------------------------------------------------------------------------------

WIRELESS (0.2%)
Crown Castle Operating
 Tranche B Term Loan
 03-06-14                               1.78               52,570              49,731
Hawaiian Telecom Communications
 Tranche C Term Loan
 05-30-14                               4.75               28,513              17,592
MetroPCS Wireless
 Tranche B Term Loan
 11-03-13                          2.50-2.75              327,315             312,623
Ntelos
 Tranche B Term Loan
 08-07-15                               5.75              125,000             125,156
PAETEC Holding Incremental Term Loan
 02-28-13                               2.75               41,143              38,983
                                                                      ---------------
Total                                                                         544,085
-------------------------------------------------------------------------------------

WIRELINES (0.7%)
Alaska Communications Systems Holdings
 Term Loan
 02-01-12                               2.03              398,120             380,953
Fairpoint Communications
 Tranche B Term Loan
 TBD                                     TBD            1,500,000(b,m,o)    1,127,340
Iowa Telecommunications Services
 Tranche B Term Loan
 11-23-11                          2.00-2.04              500,000             480,000
Time Warner Telecom Holdings
 Tranche B Term Loan
 01-07-13                          2.00-2.04              222,408             214,290
                                                                      ---------------
Total                                                                       2,202,583
-------------------------------------------------------------------------------------
TOTAL SENIOR LOANS
(Cost: $42,261,739)                                                       $39,633,260
-------------------------------------------------------------------------------------





MONEY MARKET FUND (2.1%)
                                                       SHARES                VALUE(a)
RiverSource Short-Term Cash Fund, 0.28%               6,302,501(t)         $6,302,501
-------------------------------------------------------------------------------------
TOTAL MONEY MARKET FUND
(Cost: $6,302,501)                                                         $6,302,501
-------------------------------------------------------------------------------------



INVESTMENTS OF CASH COLLATERAL RECEIVED
FOR SECURITIES ON LOAN (10.8%)
                                                       SHARES                VALUE(a)
CASH COLLATERAL REINVESTMENT FUND
JPMorgan Prime Money Market Fund                     31,863,163           $31,863,163
-------------------------------------------------------------------------------------
TOTAL INVESTMENTS OF CASH COLLATERAL RECEIVED FOR SECURITIES ON LOAN
(Cost: $31,863,163)                                                       $31,863,163
-------------------------------------------------------------------------------------
TOTAL INVESTMENTS IN SECURITIES
(Cost: $303,989,168)(u)                                                  $322,492,749
=====================================================================================






See accompanying Notes to Portfolio of Investments.

--------------------------------------------------------------------------------
36  RIVERSOURCE STRATEGIC INCOME ALLOCATION FUND -- 2009 ANNUAL REPORT

--------------------------------------------------------------------------------

SUMMARY OF INVESTMENTS IN SECURITIES BY COUNTRY

The following table represents the portfolio investments of the Fund by county as a percentage of total net assets at Sept. 30, 2009.

COUNTRY                                        PERCENTAGE OF NET ASSETS
-----------------------------------------------------------------------
Argentina                                                 0.4%
Australia                                                 2.0%
Bermuda                                                   0.3%
Brazil                                                    2.3%
Canada                                                    3.1%
Cayman Islands                                            0.4%
Chile                                                     0.2%
Colombia                                                  1.2%
Dominican Republic                                        0.1%
El Salvador                                               0.5%
Germany                                                   1.5%
Indonesia                                                 1.9%
Iraq                                                      0.1%
Ireland                                                   0.1%
Italy                                                     0.6%
Kazakhstan                                                0.3%
Luxembourg                                                0.9%
Mexico                                                    2.3%
Netherlands                                               0.4%
Norway                                                    0.5%
Panama                                                     --%
Peru                                                      0.6%
Philippine Islands                                        1.0%
Poland                                                    0.3%
Qatar                                                     0.2%
Russia                                                    1.7%
South Korea                                               0.4%
Supra-National                                            0.9%
Sweden                                                    1.1%
Turkey                                                    1.5%
Ukraine                                                   0.1%
United Arab Emirates                                      0.2%
United Kingdom                                            2.6%
Uruguay                                                   0.7%
Venezuela                                                 1.6%
-----------------------------------------------------------------------
Total Foreign Securities                                 31.9%

United States                                            77.8%
-----------------------------------------------------------------------




                             See accompanying Notes to Portfolio of Investments.

--------------------------------------------------------------------------------
          RIVERSOURCE STRATEGIC INCOME ALLOCATION FUND -- 2009 ANNUAL REPORT  37

PORTFOLIO OF INVESTMENTS (continued) -------------------------------------------


INVESTMENTS IN DERIVATIVES
FUTURES CONTRACTS OUTSTANDING AT SEPT. 30, 2009



                              NUMBER OF                                  UNREALIZED
                              CONTRACTS      NOTIONAL     EXPIRATION    APPRECIATION
CONTRACT DESCRIPTION        LONG (SHORT)   MARKET VALUE      DATE      (DEPRECIATION)
-------------------------------------------------------------------------------------
U.S. Long Bond, 20-year          212        $25,731,500    Dec. 2009         $446,869
U.S. Treasury Note, 2-
  year                            75         16,272,656    Jan. 2010           83,090
U.S. Treasury Note, 5-
  year                          (148)       (17,181,875)   Jan. 2010          (62,659)
U.S. Treasury Note, 10-
  year                          (269)       (31,830,267)   Dec. 2009         (170,193)
-------------------------------------------------------------------------------------
Total                                                                        $297,107
-------------------------------------------------------------------------------------



FORWARD FOREIGN CURRENCY CONTRACTS OPEN AT SEPT. 30, 2009



                           CURRENCY TO           CURRENCY TO       UNREALIZED     UNREALIZED
EXCHANGE DATE             BE DELIVERED           BE RECEIVED      APPRECIATION   DEPRECIATION
---------------------------------------------------------------------------------------------
Oct. 7, 2009                      1,171,000           1,712,166           $--         $(1,137)
                     European Monetary Unit         U.S. Dollar
---------------------------------------------------------------------------------------------

Oct. 7, 2009                         25,000              36,700           122              --
                     European Monetary Unit         U.S. Dollar
---------------------------------------------------------------------------------------------

Oct. 7, 2009                    158,936,000           1,726,413            --         (44,308)
                               Japanese Yen         U.S. Dollar
---------------------------------------------------------------------------------------------

Oct. 7, 2009                    101,624,000           1,135,883         3,680              --
                               Japanese Yen         U.S. Dollar
---------------------------------------------------------------------------------------------

Oct. 7, 2009                      1,190,000           1,126,243            --         (22,265)
                                Swiss Franc         U.S. Dollar
---------------------------------------------------------------------------------------------

Oct. 7, 2009                         14,000              13,573            61              --
                                Swiss Franc         U.S. Dollar
---------------------------------------------------------------------------------------------

Oct. 7, 2009                      1,695,954           2,019,000        84,169              --
                                U.S. Dollar   Australian Dollar
---------------------------------------------------------------------------------------------

Oct. 7, 2009                      2,842,318          16,991,000        99,899              --
                                U.S. Dollar     Norwegian Krone
---------------------------------------------------------------------------------------------

Oct. 7, 2009                      1,153,789           7,977,000            --          (9,154)
                                U.S. Dollar       Swedish Krona
---------------------------------------------------------------------------------------------

Oct. 7, 2009                         23,373             163,000            17              --
                                U.S. Dollar       Swedish Krona
---------------------------------------------------------------------------------------------
Total                                                                $187,948        $(76,864)
---------------------------------------------------------------------------------------------




See accompanying Notes to Portfolio of Investments.

--------------------------------------------------------------------------------
38  RIVERSOURCE STRATEGIC INCOME ALLOCATION FUND -- 2009 ANNUAL REPORT

--------------------------------------------------------------------------------



NOTES TO PORTFOLIO OF INVESTMENTS


(a) Securities are valued by using policies described in Note 2 to the financial statements.

(b) Non-income producing. For long-term debt securities, item identified is in default as to payment of interest and/or principal.

(c) Foreign security values are stated in U.S. dollars. For debt securities, principal amounts are denominated in U.S. dollar currency unless otherwise noted. At Sept. 30, 2009, the value of foreign securities, excluding short-term securities, represented 31.9% of net assets.

(d) Represents a security sold under Rule 144A, which is exempt from registration under the Securities Act of 1933, as amended. This security may be determined to be liquid under guidelines established by the Fund's Board of Directors. These securities may be resold in transactions exempt from registration, normally to qualified institutional buyers. At Sept. 30, 2009, the value of these securities amounted to $60,857,490 or 20.7% of net assets.

(e) Inflation-indexed bonds are securities in which the principal amount is adjusted for inflation and the semiannual interest payments equal a fixed percentage of the inflation-adjusted principal amount.

(f) Mortgage-backed securities represent direct or indirect participations in, or are secured by and payable from, mortgage loans secured by real property, and include single- and multi-class pass-through securities and collateralized mortgage obligations. These securities may be issued or guaranteed by U.S. government agencies or instrumentalities, or by private issuers, generally originators and investors in mortgage loans, including savings associations, mortgage bankers, commercial banks, investment bankers and special purpose entities. The maturity dates shown represent the original maturity of the underlying obligation. Actual maturity may vary based upon prepayment activity on these obligations. Unless otherwise noted, the coupon rates presented are fixed rates.

(g) This is a variable rate security that entitles holders to receive only interest payments. Interest is paid annually. The interest payment is based on the Gross Domestic Product (GDP) level of the previous year for the respective country. To the extent that the previous year's GDP exceeds the 'base case GDP', an interest payment is made equal to 0.012225 of the difference.

(h) Interest rate varies either based on a predetermined schedule or to reflect current market conditions; rate shown is the effective rate on Sept. 30, 2009.

(i) For zero coupons, the interest rate disclosed represents the annualized effective yield on the date of acquisition.

(j) Pay-in-kind securities are securities in which the issuer makes interest or dividend payments in cash or in additional securities. The securities usually have the same terms as the original holdings.

(k) The borrower filed for protection under Chapter 11 of the U.S. Federal Bankruptcy Code.

(l)  This position is in bankruptcy.

(m) At Sept. 30, 2009, the cost of securities purchased, including interest purchased, on a when-issued and/or other forward-commitment basis was $4,133,799. See Note 2 to the financial statements.


--------------------------------------------------------------------------------
          RIVERSOURCE STRATEGIC INCOME ALLOCATION FUND -- 2009 ANNUAL REPORT  39

PORTFOLIO OF INVESTMENTS (continued) -------------------------------------------

(n) Senior loans have rates of interest that float periodically based primarily on the London Interbank Offered Rate ("LIBOR") and other short-term rates. Remaining maturities of senior loans may be less than the stated maturities shown as a result of contractual or optional prepayments by the borrower. Such prepayments cannot be predicted with certainty.

(o) Represents a senior loan purchased on a when-issued or delayed-delivery basis. Certain details associated with this purchase are not known prior to the settlement date of the transaction. In addition, senior loans typically trade without accrued interest and therefore a weighted average coupon rate is not available prior to settlement. At settlement, if still unknown, the borrower or counterparty will provide the Fund with the final weighted average coupon rate and maturity date.

(p) At Sept. 30, 2009, the Fund had unfunded senior loan commitments pursuant to the terms of the loan agreement. The Fund receives a stated coupon rate until the borrower draws on the loan commitment, at which time the rate will become the stated rate in the loan agreement.

                                                                    UNFUNDED
     BORROWER                                                      COMMITMENT
     ------------------------------------------------------------------------
     Aleris Intl
       Debtor In Possession                                          $64,371


(q) At Sept. 30, 2009, security was partially or fully on loan. See Note 7 to the financial statements.

(r) At Sept. 30, 2009, investments in securities included securities valued at $319,135 that were partially pledged as collateral to cover initial margin deposits on open interest rate futures contracts.

(s) The following abbreviation is used in the portfolio security description to identify the insurer of the issue:

     FGIC -- Financial Guaranty Insurance Company


(t) Affiliated Money Market Fund -- See Note 8 to the financial statements. The rate shown is the seven-day current annualized yield at Sept. 30, 2009.

(u) At Sept. 30, 2009, the cost of securities for federal income tax purposes was $305,335,738 and the aggregate gross unrealized appreciation and depreciation based on that cost was:

     Unrealized appreciation                                       $22,530,896
     Unrealized depreciation                                        (5,373,885)
     -------------------------------------------------------------------------
     Net unrealized appreciation                                   $17,157,011
     -------------------------------------------------------------------------


The industries identified above are based on the Global Industry Classification Standard (GICS), which was developed by and is the exclusive property of Morgan Stanley Capital International Inc. and Standard & Poor's, a division of The McGraw-Hill Companies, Inc.



--------------------------------------------------------------------------------
40  RIVERSOURCE STRATEGIC INCOME ALLOCATION FUND -- 2009 ANNUAL REPORT

--------------------------------------------------------------------------------


FAIR VALUE MEASUREMENTS


Generally accepted accounting principles (GAAP) require disclosure regarding the inputs and valuation techniques used to measure fair value and any changes in valuation inputs or techniques. In addition, investments shall be disclosed by major category.

The Fund categorizes its fair value measurement according to a three-level hierarchy that maximizes the use of observable inputs and minimizes the use of unobservable inputs by prioritizing that the most observable input be used when available. Observable inputs are those that market participants would use in pricing an investment based on market data obtained from sources independent of the reporting entity. Unobservable inputs are those that reflect the Fund's assumptions about the information market participants would use in pricing an investment. An investment's level within the fair value hierarchy is based on the lowest level of any input that is deemed significant to the asset or liability's fair value measurement. The input levels are not necessarily an indication of the risk or liquidity associated with investments at that level. For example, certain U.S. government securities are generally high quality and liquid, however, they are reflected as Level 2 because the inputs used to determine fair value may not always be quoted prices in an active market.

Fair value inputs are summarized in the three broad levels listed below:

     - Level 1 -- Valuations based on quoted prices for investments in active markets that the Fund has the ability to access at the measurement date. Valuation adjustments are not applied to Level 1 investments.

     - Level 2 -- Valuations based on other significant observable inputs (including quoted prices for similar securities, interest rates, prepayment speeds, credit risks, etc.).

     - Level 3 -- Valuations based on significant unobservable inputs (including the Fund's own assumptions and judgment in determining the fair value of investments).

Inputs that are used in determining fair value of an investment may include price information, credit data, volatility statistics, and other factors. These inputs can be either observable or unobservable. The availability of observable inputs can vary between investments, and is affected by various factors such as the type of investment, and the volume and level of activity for that investment or similar investments in the marketplace. The inputs will be considered by the Fund Administrator, along with any other relevant factors in the calculation of an investment's fair value. The Fund uses prices and inputs that are current as of the measurement date, which may include periods of market dislocations. During these periods, the availability of prices and inputs may be reduced for many investments. This condition could cause an investment to be reclassified between the various levels within the hierarchy.

Investments falling into the Level 3 category are primarily supported by quoted prices from brokers and dealers participating in the market for those investments. However, these may be classified as Level 3 investments due to lack of market transparency and corroboration to support these quoted prices. Additionally, valuation models may be used as the pricing source for any remaining investments classified as Level 3. These models rely on one or more significant unobservable inputs and/or significant assumptions by the Fund Administrator. Inputs used in a valuation model

--------------------------------------------------------------------------------
          RIVERSOURCE STRATEGIC INCOME ALLOCATION FUND -- 2009 ANNUAL REPORT  41

PORTFOLIO OF INVESTMENTS (continued) -------------------------------------------
may include, but are not limited to, financial statement analysis, discount rates and estimated cash flows, and comparable company data.

The following table is a summary of the inputs used to value the Fund's investments as of Sept. 30, 2009:

                                               FAIR VALUE AT SEPT. 30, 2009
                             ----------------------------------------------------------------
                                  LEVEL 1           LEVEL 2
                               QUOTED PRICES         OTHER          LEVEL 3
                                 IN ACTIVE        SIGNIFICANT     SIGNIFICANT
                                MARKETS FOR       OBSERVABLE     UNOBSERVABLE
DESCRIPTION                  IDENTICAL ASSETS       INPUTS          INPUTS           TOTAL
---------------------------------------------------------------------------------------------
Equity Securities
  Common Stocks
  Hotels, Restaurants &
    Leisure                             $--            $6,599            $--           $6,599
  All Other Industries(a)                 2                --             --                2
---------------------------------------------------------------------------------------------
Total Equity Securities                   2             6,599             --            6,601
---------------------------------------------------------------------------------------------
Bonds
  Foreign Government
    Obligations &
    Agencies                             --        74,727,982      1,077,337       75,805,319
  U.S. Government
    Obligations &
    Agencies                      3,661,357         8,620,880             --       12,282,237
  Asset-Backed Securities                --           626,470             --          626,470
  Commercial Mortgage-
    Backed Securities                    --         5,062,345             --        5,062,345
  Residential Mortgage-
    Backed Securities                    --         8,517,295             --        8,517,295
  Corporate Debt
    Securities                           --       142,224,558        169,000      142,393,558
---------------------------------------------------------------------------------------------
Total Bonds                       3,661,357       239,779,530      1,246,337      244,687,224
---------------------------------------------------------------------------------------------
Other
  Senior Loans                           --        39,383,994        249,266       39,633,260
  Affiliated Money Market
    Fund(b)                       6,302,501                --             --        6,302,501
  Investments of Cash
    Collateral Received
    for Securities on
    Loan                         31,863,163                --             --       31,863,163
---------------------------------------------------------------------------------------------
Total Other                      38,165,664        39,383,994        249,266       77,798,924
---------------------------------------------------------------------------------------------
Investments in Securities        41,827,023       279,170,123      1,495,603      322,492,749
Other Financial
  Instruments(c)                    297,107           111,084             --          408,191
---------------------------------------------------------------------------------------------
Total                           $42,124,130      $279,281,207     $1,495,603     $322,900,940
---------------------------------------------------------------------------------------------


(a) All industry classifications are identified in the Portfolio of Investments.
(b) Money market fund that is a sweep investment for cash balances in the Fund at Sept. 30, 2009
(c) Other Financial Instruments are derivative instruments, which are valued at the unrealized appreciation (depreciation) on the instrument. Derivative descriptions are located in the Investments in Derivatives section of the Portfolio of Investments.


--------------------------------------------------------------------------------
42  RIVERSOURCE STRATEGIC INCOME ALLOCATION FUND -- 2009 ANNUAL REPORT

--------------------------------------------------------------------------------

The following table is a reconciliation of Level 3 assets for which significant unobservable inputs were used to determine fair value.

                              FOREIGN                    RESIDENTIAL
                             GOVERNMENT      ASSET-       MORTGAGE-                                      OTHER
                            OBLIGATIONS      BACKED         BACKED      CORPORATE DEBT     SENIOR      FINANCIAL
                             & AGENCIES    SECURITIES     SECURITIES      SECURITIES        LOANS     INSTRUMENTS       TOTAL
-------------------------------------------------------------------------------------------------------------------------------
Balance as of Sept. 30,
  2008                         $456,422    $1,327,095     $1,340,317       $155,380            $--      $80,044      $3,359,258
  Accrued
    discounts/premiums           16,313           858             --         (1,121)         7,761           --          23,811
  Realized gain (loss)            4,152            --       (385,704)            --         84,347            *        (297,205)
  Change in unrealized
    appreciation
    (depreciation)**            128,056      (829,353)       281,587         14,741         20,593      (80,044)       (464,420)
  Net purchases (sales)         744,240      (498,600)      (935,224)            --        136,565           --        (553,019)
  Transfers in and/or
    out of Level 3             (271,846)           --       (300,976)            --             --           --        (572,822)
-------------------------------------------------------------------------------------------------------------------------------
Balance as of Sept. 30,
  2009                       $1,077,337           $--            $--       $169,000       $249,266          $--      $1,495,603
-------------------------------------------------------------------------------------------------------------------------------


 * The realized gain (loss) earned during the period from Oct. 1, 2008 to Sept. 30, 2009 for Other Financial Instruments was $533,893.

** Change in unrealized appreciation (depreciation) relating to securities held at Sept. 30, 2009 was $4,541,190.



HOW TO FIND INFORMATION ABOUT THE FUND'S QUARTERLY PORTFOLIO HOLDINGS

(i) The Fund files its complete schedule of portfolio holdings with the Securities and Exchange Commission (Commission) for the first and third quarters of each fiscal year on Form N-Q;

(ii) The Fund's Forms N-Q are available on the Commission's website at http://www.sec.gov;

(iii)The Fund's Forms N-Q may be reviewed and copied at the Commission's Public Reference Room in Washington, DC (information on the operations of the Public Reference Room may be obtained by calling 1-800-SEC-0330); and

(iv) The Fund's complete schedule of portfolio holdings, as filed on Form N-Q, can be obtained without charge, upon request, by calling the RiverSource Family of Funds at 1(800) 221-2450.


--------------------------------------------------------------------------------
          RIVERSOURCE STRATEGIC INCOME ALLOCATION FUND -- 2009 ANNUAL REPORT  43

STATEMENT OF ASSETS AND LIABILITIES --------------------------------------------
SEPT. 30, 2009


ASSETS
Investments in securities, at value
  Unaffiliated issuers* (identified cost $265,823,504)             $284,327,085
  Affiliated money market fund (identified cost $6,302,501)           6,302,501
  Investments of cash collateral received for securities on loan
    (identified cost $31,863,163)                                    31,863,163
-------------------------------------------------------------------------------
Total investments in securities (identified cost $303,989,168)      322,492,749
Cash                                                                     87,630
Foreign currency holdings (identified cost $309,410)                    314,049
Capital shares receivable                                             1,377,639
Dividends and accrued interest receivable                             4,601,158
Receivable for investment securities sold                             2,796,106
Unrealized appreciation on forward foreign currency contracts           187,948
-------------------------------------------------------------------------------
Total assets                                                        331,857,279
-------------------------------------------------------------------------------
LIABILITIES
Dividends payable to shareholders                                       269,377
Capital shares payable                                                  571,042
Payable for investment securities purchased                           4,491,858
Payable upon return of securities loaned                             31,863,163
Variation margin payable on futures contracts                            68,141
Unrealized depreciation on forward foreign currency contracts            76,864
Accrued investment management services fees                               4,387
Accrued distribution fees                                               118,785
Accrued transfer agency fees                                              1,004
Accrued administrative services fees                                        562
Accrued plan administration services fees                                    22
Other accrued expenses                                                   86,522
-------------------------------------------------------------------------------
Total liabilities                                                    37,551,727
-------------------------------------------------------------------------------
Net assets applicable to outstanding capital stock                 $294,305,552

-------------------------------------------------------------------------------


--------------------------------------------------------------------------------
44  RIVERSOURCE STRATEGIC INCOME ALLOCATION FUND -- 2009 ANNUAL REPORT

--------------------------------------------------------------------------------



REPRESENTED BY
Capital stock -- $.01 par value                                    $    306,578
Additional paid-in capital                                          287,161,627
Undistributed net investment income                                     536,080
Accumulated net realized gain (loss)                                (12,643,701)
Unrealized appreciation (depreciation) on investments
  and on translation of assets and liabilities in foreign
  currencies                                                         18,944,968
-------------------------------------------------------------------------------
Total -- representing net assets applicable to outstanding
  capital stock                                                    $294,305,552
-------------------------------------------------------------------------------
*Including securities on loan, at value                            $ 36,399,227
-------------------------------------------------------------------------------



NET ASSET VALUE PER SHARE
                              NET ASSETS   SHARES OUTSTANDING   NET ASSET VALUE PER SHARE
Class A                     $255,190,331           26,582,876                       $9.60(1)
Class B                     $ 25,702,531            2,676,844                       $9.60
Class C                     $ 13,328,854            1,389,310                       $9.59
Class R2                    $      5,157                  537                       $9.60
Class R3                    $      5,157                  537                       $9.60
Class R4                    $     68,365                7,124                       $9.60
Class R5                    $      5,157                  537                       $9.60
-----------------------------------------------------------------------------------------



(1) The maximum offering price per share for Class A is $10.08. The offering price is calculated by dividing the net asset value by 1.0 minus the maximum sales charge of 4.75%.

The accompanying Notes to Financial Statements are an integral part of this statement.


--------------------------------------------------------------------------------
          RIVERSOURCE STRATEGIC INCOME ALLOCATION FUND -- 2009 ANNUAL REPORT  45

STATEMENT OF OPERATIONS --------------------------------------------------------
YEAR ENDED SEPT. 30, 2009


INVESTMENT INCOME
Income:
Dividends                                                               118,568
Interest                                                             14,657,405
Income distributions from affiliated money market fund                   56,697
Income from securities lending -- net                                    29,565
  Less foreign taxes withheld                                           (30,073)
-------------------------------------------------------------------------------
Total income                                                         14,832,162
-------------------------------------------------------------------------------
Expenses:
Investment management services fees                                   1,081,850
Distribution fees
  Class A                                                               421,534
  Class B                                                               206,718
  Class C                                                                76,158
  Class R2                                                                   23
  Class R3                                                                   11
Transfer agency fees
  Class A                                                               222,541
  Class B                                                                29,320
  Class C                                                                10,345
  Class R2                                                                    3
  Class R3                                                                    3
  Class R4                                                                    7
  Class R5                                                                    3
Administrative services fees                                            137,849
Plan administration services fees
  Class R2                                                                   11
  Class R3                                                                   11
  Class R4                                                                   33
Compensation of board members                                             6,378
Custodian fees                                                           81,410
Printing and postage                                                     32,875
Registration fees                                                        68,957
Professional fees                                                        44,260
Other                                                                    12,528
-------------------------------------------------------------------------------
Total expenses                                                        2,432,828
  Expenses waived/reimbursed by the Investment Manager and its
    affiliates                                                              (15)
  Earnings and bank fee credits on cash balances                            (59)
-------------------------------------------------------------------------------
Total net expenses                                                    2,432,754
-------------------------------------------------------------------------------
Investment income (loss) -- net                                      12,399,408

-------------------------------------------------------------------------------


--------------------------------------------------------------------------------
46  RIVERSOURCE STRATEGIC INCOME ALLOCATION FUND -- 2009 ANNUAL REPORT

--------------------------------------------------------------------------------



REALIZED AND UNREALIZED GAIN (LOSS) -- NET
Net realized gain (loss) on:
  Security transactions                                            $(12,707,124)
  Foreign currency transactions                                         137,149
  Futures contracts                                                     909,559
  Swap transactions                                                     277,718
-------------------------------------------------------------------------------
Net realized gain (loss) on investments                             (11,382,698)
Net change in unrealized appreciation (depreciation) on
  investments
  and on translation of assets and liabilities in foreign
  currencies                                                         34,872,367
-------------------------------------------------------------------------------
Net gain (loss) on investments and foreign currencies                23,489,669
-------------------------------------------------------------------------------
Net increase (decrease) in net assets resulting from operations    $ 35,889,077
-------------------------------------------------------------------------------



The accompanying Notes to Financial Statements are an integral part of this statement.


--------------------------------------------------------------------------------
          RIVERSOURCE STRATEGIC INCOME ALLOCATION FUND -- 2009 ANNUAL REPORT  47

STATEMENTS OF CHANGES IN NET ASSETS --------------------------------------------


YEAR ENDED SEPT. 30,                                                       2009          2008
OPERATIONS AND DISTRIBUTIONS
Investment income (loss) -- net                                    $ 12,399,408  $  7,791,007
Net realized gain (loss) on investments                             (11,382,698)     (907,739)
Net change in unrealized appreciation (depreciation) on
  investments and on translation of assets and liabilities in
  foreign currencies                                                 34,872,367   (15,513,791)
---------------------------------------------------------------------------------------------
Net increase (decrease) in net assets resulting from operations      35,889,077    (8,630,523)
---------------------------------------------------------------------------------------------
Distributions to shareholders from:
  Net investment income
    Class A                                                         (10,424,678)   (6,880,313)
    Class B                                                          (1,122,318)     (577,183)
    Class C                                                            (410,442)     (174,008)
    Class R2                                                               (267)          (31)
    Class R3                                                               (279)          (34)
    Class R4                                                               (793)          (36)
    Class R5                                                               (296)          (38)
  Net realized gain
    Class A                                                            (245,703)      (35,621)
    Class B                                                             (29,726)       (2,941)
    Class C                                                              (9,677)         (926)
    Class R2                                                                 (8)           --
    Class R3                                                                 (8)           --
    Class R4                                                                 (8)           --
    Class R5                                                                 (8)           --
---------------------------------------------------------------------------------------------
Total distributions                                                 (12,244,211)   (7,671,131)

---------------------------------------------------------------------------------------------


--------------------------------------------------------------------------------
48  RIVERSOURCE STRATEGIC INCOME ALLOCATION FUND -- 2009 ANNUAL REPORT

--------------------------------------------------------------------------------


YEAR ENDED SEPT. 30,                                                       2009          2008
CAPITAL SHARE TRANSACTIONS
Proceeds from sales
  Class A shares                                                   $144,803,885  $ 97,452,797
  Class B shares                                                     15,610,233    18,073,295
  Class C shares                                                      8,277,241     4,914,661
  Class R2 shares                                                            --         5,000
  Class R3 shares                                                            --         5,000
  Class R4 shares                                                        68,867         5,000
  Class R5 shares                                                            --         5,000
Reinvestment of distributions at net asset value
  Class A shares                                                      9,173,037     4,436,548
  Class B shares                                                      1,019,611       535,904
  Class C shares                                                        341,747       147,104
  Class R4 shares                                                           443            --
Conversions from Class B to Class A
  Class A shares                                                      4,264,765     1,854,132
  Class B shares                                                     (4,264,765)   (1,854,132)
Payments for redemptions
  Class A shares                                                    (71,294,338)  (52,988,460)
  Class B shares                                                     (7,360,890)   (4,206,883)
  Class C shares                                                     (2,181,930)   (1,068,350)
  Class R4 shares                                                        (8,675)           --
---------------------------------------------------------------------------------------------
Increase (decrease) in net assets from capital share transactions    98,449,231    67,316,616
---------------------------------------------------------------------------------------------
Total increase (decrease) in net assets                             122,094,097    51,014,962
Net assets at beginning of year                                     172,211,455   121,196,493
---------------------------------------------------------------------------------------------
Net assets at end of year                                          $294,305,552  $172,211,455
---------------------------------------------------------------------------------------------
Undistributed net investment income                                $    536,080  $     55,843
---------------------------------------------------------------------------------------------


Certain line items from the prior year have been renamed to conform to the current year presentation.

The accompanying Notes to Financial Statements are an integral part of this statement.


--------------------------------------------------------------------------------
          RIVERSOURCE STRATEGIC INCOME ALLOCATION FUND -- 2009 ANNUAL REPORT  49

FINANCIAL HIGHLIGHTS -----------------------------------------------------------

The following tables are intended to help you understand the Fund's financial performance. Certain information reflects financial results for a single share of a class held for the periods shown. Per share net investment income amounts are calculated based on average shares outstanding during the period. Total returns assume reinvestment of all dividends and distributions. Total returns do not reflect payment of sales charges, if any, and are not annualized for periods of less than one year.

                                                         YEAR ENDED SEPT. 30,
CLASS A                                            -------------------------------
PER SHARE                                           2009        2008       2007(a)
Net asset value, beginning of period                $8.93       $9.84       $9.99
----------------------------------------------------------------------------------
INCOME FROM INVESTMENT OPERATIONS:
Net investment income (loss)                          .55         .46         .18
Net gains (losses) (both realized and
 unrealized)                                          .66        (.91)       (.15)
----------------------------------------------------------------------------------
Total from investment operations                     1.21        (.45)        .03
----------------------------------------------------------------------------------
LESS DISTRIBUTIONS:
Dividends from net investment income                 (.52)       (.46)       (.18)
Distributions from realized gains                    (.02)       (.00)(b)      --
----------------------------------------------------------------------------------
Total distributions                                  (.54)       (.46)       (.18)
----------------------------------------------------------------------------------
Net asset value, end of period                      $9.60       $8.93       $9.84
----------------------------------------------------------------------------------
TOTAL RETURN                                       14.60%      (4.74%)       .40%
----------------------------------------------------------------------------------
RATIOS TO AVERAGE NET ASSETS(c)
Gross expenses prior to expense
 waiver/reimbursement                               1.13%       1.13%       1.27%(d)
----------------------------------------------------------------------------------
Net expenses after expense
 waiver/reimbursement(e)                            1.13%       1.13%       1.16%(d)
----------------------------------------------------------------------------------
Net investment income (loss)                        6.40%       4.83%       5.12%(d)
----------------------------------------------------------------------------------
SUPPLEMENTAL DATA
Net assets, end of period (in millions)              $255        $148        $112
----------------------------------------------------------------------------------
Portfolio turnover rate(f)                           143%        137%         70%
----------------------------------------------------------------------------------



See accompanying Notes to Financial Highlights.


--------------------------------------------------------------------------------
50  RIVERSOURCE STRATEGIC INCOME ALLOCATION FUND -- 2009 ANNUAL REPORT

--------------------------------------------------------------------------------


                                                         YEAR ENDED SEPT. 30,
CLASS B                                            -------------------------------
PER SHARE                                           2009        2008       2007(a)
Net asset value, beginning of period                $8.93       $9.84       $9.99
----------------------------------------------------------------------------------
INCOME FROM INVESTMENT OPERATIONS:
Net investment income (loss)                          .48         .38         .16
Net gains (losses) (both realized and
 unrealized)                                          .66        (.90)       (.15)
----------------------------------------------------------------------------------
Total from investment operations                     1.14        (.52)        .01
----------------------------------------------------------------------------------
LESS DISTRIBUTIONS:
Dividends from net investment income                 (.45)       (.39)       (.16)
Distributions from realized gains                    (.02)       (.00)(b)      --
----------------------------------------------------------------------------------
Total distributions                                  (.47)       (.39)       (.16)
----------------------------------------------------------------------------------
Net asset value, end of period                      $9.60       $8.93       $9.84
----------------------------------------------------------------------------------
TOTAL RETURN                                       13.74%      (5.47%)       .13%
----------------------------------------------------------------------------------
RATIOS TO AVERAGE NET ASSETS(c)
Gross expenses prior to expense
 waiver/reimbursement                               1.89%       1.90%       2.09%(d)
----------------------------------------------------------------------------------
Net expenses after expense
 waiver/reimbursement(e)                            1.89%       1.90%       1.92%(d)
----------------------------------------------------------------------------------
Net investment income (loss)                        5.65%       4.04%       4.42%(d)
----------------------------------------------------------------------------------
SUPPLEMENTAL DATA
Net assets, end of period (in millions)               $26         $18          $7
----------------------------------------------------------------------------------
Portfolio turnover rate(f)                           143%        137%         70%
----------------------------------------------------------------------------------



See accompanying Notes to Financial Highlights.


--------------------------------------------------------------------------------
          RIVERSOURCE STRATEGIC INCOME ALLOCATION FUND -- 2009 ANNUAL REPORT  51

FINANCIAL HIGHLIGHTS (continued) -----------------------------------------------


                                                         YEAR ENDED SEPT. 30,
CLASS C                                            -------------------------------
PER SHARE                                           2009        2008       2007(a)
Net asset value, beginning of period                $8.92       $9.84       $9.99
----------------------------------------------------------------------------------
INCOME FROM INVESTMENT OPERATIONS:
Net investment income (loss)                          .48         .38         .15
Net gains (losses) (both realized and
 unrealized)                                          .66        (.91)       (.15)
----------------------------------------------------------------------------------
Total from investment operations                     1.14        (.53)         --
----------------------------------------------------------------------------------
LESS DISTRIBUTIONS:
Dividends from net investment income                 (.45)       (.39)       (.15)
Distributions from realized gains                    (.02)       (.00)(b)      --
----------------------------------------------------------------------------------
Total distributions                                  (.47)       (.39)       (.15)
----------------------------------------------------------------------------------
Net asset value, end of period                      $9.59       $8.92       $9.84
----------------------------------------------------------------------------------
TOTAL RETURN                                       13.76%      (5.57%)       .10%
----------------------------------------------------------------------------------
RATIOS TO AVERAGE NET ASSETS(c)
Gross expenses prior to expense
 waiver/reimbursement                               1.87%       1.90%       2.06%(d)
----------------------------------------------------------------------------------
Net expenses after expense
 waiver/reimbursement(e)                            1.87%       1.90%       1.92%(d)
----------------------------------------------------------------------------------
Net investment income (loss)                        5.64%       4.06%       4.21%(d)
----------------------------------------------------------------------------------
SUPPLEMENTAL DATA
Net assets, end of period (in millions)               $13          $6          $2
----------------------------------------------------------------------------------
Portfolio turnover rate(f)                           143%        137%         70%
----------------------------------------------------------------------------------



See accompanying Notes to Financial Highlights.


--------------------------------------------------------------------------------
52  RIVERSOURCE STRATEGIC INCOME ALLOCATION FUND -- 2009 ANNUAL REPORT

--------------------------------------------------------------------------------


                                                        YEAR ENDED
                                                        SEPT. 30,
CLASS R2                                           -------------------
PER SHARE                                           2009       2008(g)
Net asset value, beginning of period                $8.93        $9.32
----------------------------------------------------------------------
INCOME FROM INVESTMENT OPERATIONS:
Net investment income (loss)                          .51          .08
Net gains (losses) (both realized and
 unrealized)                                          .67         (.42)
----------------------------------------------------------------------
Total from investment operations                     1.18         (.34)
----------------------------------------------------------------------
LESS DISTRIBUTIONS:
Dividends from net investment income                 (.49)        (.05)
Distributions from realized gains                    (.02)          --
----------------------------------------------------------------------
Total distributions                                  (.51)        (.05)
----------------------------------------------------------------------
Net asset value, end of period                      $9.60        $8.93
----------------------------------------------------------------------
TOTAL RETURN                                       14.22%       (3.64%)
----------------------------------------------------------------------
RATIOS TO AVERAGE NET ASSETS(c)
Gross expenses prior to expense
 waiver/reimbursement                               1.58%        1.63%(d)
----------------------------------------------------------------------
Net expenses after expense
 waiver/reimbursement(e)                            1.47%        1.63%(d)
----------------------------------------------------------------------
Net investment income (loss)                        6.07%        4.49%(d)
----------------------------------------------------------------------
SUPPLEMENTAL DATA
Net assets, end of period (in millions)               $--          $--
----------------------------------------------------------------------
Portfolio turnover rate(f)                           143%         137%
----------------------------------------------------------------------



See accompanying Notes to Financial Highlights.


--------------------------------------------------------------------------------
          RIVERSOURCE STRATEGIC INCOME ALLOCATION FUND -- 2009 ANNUAL REPORT  53

FINANCIAL HIGHLIGHTS (continued) -----------------------------------------------


                                                        YEAR ENDED
                                                        SEPT. 30,
CLASS R3                                           -------------------
PER SHARE                                           2009       2008(g)
Net asset value, beginning of period                $8.93        $9.32
----------------------------------------------------------------------
INCOME FROM INVESTMENT OPERATIONS:
Net investment income (loss)                          .54          .08
Net gains (losses) (both realized and
 unrealized)                                          .66         (.41)
----------------------------------------------------------------------
Total from investment operations                     1.20         (.33)
----------------------------------------------------------------------
LESS DISTRIBUTIONS:
Dividends from net investment income                 (.51)        (.06)
Distributions from realized gains                    (.02)          --
----------------------------------------------------------------------
Total distributions                                  (.53)        (.06)
----------------------------------------------------------------------
Net asset value, end of period                      $9.60        $8.93
----------------------------------------------------------------------
TOTAL RETURN                                       14.51%       (3.59%)
----------------------------------------------------------------------
RATIOS TO AVERAGE NET ASSETS(c)
Gross expenses prior to expense
 waiver/reimbursement                               1.32%        1.36%(d)
----------------------------------------------------------------------
Net expenses after expense
 waiver/reimbursement(e)                            1.21%        1.36%(d)
----------------------------------------------------------------------
Net investment income (loss)                        6.32%        4.75%(d)
----------------------------------------------------------------------
SUPPLEMENTAL DATA
Net assets, end of period (in millions)               $--          $--
----------------------------------------------------------------------
Portfolio turnover rate(f)                           143%         137%
----------------------------------------------------------------------



See accompanying Notes to Financial Highlights.


--------------------------------------------------------------------------------
54  RIVERSOURCE STRATEGIC INCOME ALLOCATION FUND -- 2009 ANNUAL REPORT

--------------------------------------------------------------------------------


                                                        YEAR ENDED
                                                        SEPT. 30,
CLASS R4                                           -------------------
PER SHARE                                           2009       2008(g)
Net asset value, beginning of period                $8.93        $9.32
----------------------------------------------------------------------
INCOME FROM INVESTMENT OPERATIONS:
Net investment income (loss)                          .57          .08
Net gains (losses) (both realized and
 unrealized)                                          .65         (.41)
----------------------------------------------------------------------
Total from investment operations                     1.22         (.33)
----------------------------------------------------------------------
LESS DISTRIBUTIONS:
Dividends from net investment income                 (.53)        (.06)
Distributions from realized gains                    (.02)          --
----------------------------------------------------------------------
Total distributions                                  (.55)        (.06)
----------------------------------------------------------------------
Net asset value, end of period                      $9.60        $8.93
----------------------------------------------------------------------
TOTAL RETURN                                       14.81%       (3.56%)
----------------------------------------------------------------------
RATIOS TO AVERAGE NET ASSETS(c)
Gross expenses prior to expense
 waiver/reimbursement                                .99%        1.12%(d)
----------------------------------------------------------------------
Net expenses after expense
 waiver/reimbursement(e)                             .95%        1.12%(d)
----------------------------------------------------------------------
Net investment income (loss)                        6.45%        4.88%(d)
----------------------------------------------------------------------
SUPPLEMENTAL DATA
Net assets, end of period (in millions)               $--          $--
----------------------------------------------------------------------
Portfolio turnover rate(f)                           143%         137%
----------------------------------------------------------------------



See accompanying Notes to Financial Highlights.


--------------------------------------------------------------------------------
          RIVERSOURCE STRATEGIC INCOME ALLOCATION FUND -- 2009 ANNUAL REPORT  55

FINANCIAL HIGHLIGHTS (continued) -----------------------------------------------


                                                        YEAR ENDED
                                                        SEPT. 30,
CLASS R5                                           -------------------
PER SHARE                                           2009       2008(g)
Net asset value, beginning of period                $8.93        $9.32
----------------------------------------------------------------------
INCOME FROM INVESTMENT OPERATIONS:
Net investment income (loss)                          .57          .09
Net gains (losses) (both realized and
 unrealized)                                          .66         (.41)
----------------------------------------------------------------------
Total from investment operations                     1.23         (.32)
----------------------------------------------------------------------
LESS DISTRIBUTIONS:
Dividends from net investment income                 (.54)        (.07)
Distributions from realized gains                    (.02)          --
----------------------------------------------------------------------
Total distributions                                  (.56)        (.07)
----------------------------------------------------------------------
Net asset value, end of period                      $9.60        $8.93
----------------------------------------------------------------------
TOTAL RETURN                                       14.95%       (3.51%)
----------------------------------------------------------------------
RATIOS TO AVERAGE NET ASSETS(c)
Total expenses                                       .82%         .88%(d)
----------------------------------------------------------------------
Net investment income (loss)                        6.72%        5.21%(d)
----------------------------------------------------------------------
SUPPLEMENTAL DATA
Net assets, end of period (in millions)               $--          $--
----------------------------------------------------------------------
Portfolio turnover rate(f)                           143%         137%
----------------------------------------------------------------------


NOTES TO FINANCIAL HIGHLIGHTS
(a) For the period from May 17, 2007 (when shares became publicly available) to Sept. 30, 2007.
(b) Rounds to zero.
(c) In addition to the fees and expenses which the Fund bears directly, the Fund indirectly bears a pro rata share of the fees and expenses of the acquired funds in which it invests. Such indirect expenses are not included in the reported expense ratios.
(d) Annualized.
(e) The Investment Manager and its affiliates have agreed to waive/reimburse certain fees and expenses (excluding fees and expenses of acquired funds).
(f) Includes mortgage dollar rolls. If mortgage dollar roll transactions were excluded, the portfolio turnover would have been 112% and 82% for the years ended Sept. 30, 2009 and 2008, respectively.
(g) For the period from Aug. 1, 2008 (inception date) to Sept. 30, 2008.

The accompanying Notes to Financial Statements are an integral part of this statement.


--------------------------------------------------------------------------------
56  RIVERSOURCE STRATEGIC INCOME ALLOCATION FUND -- 2009 ANNUAL REPORT

NOTES TO FINANCIAL STATEMENTS --------------------------------------------------

1. ORGANIZATION

RiverSource Strategic Income Allocation Fund (the Fund) is a series of RiverSource Strategic Allocation Series, Inc. and is registered under the Investment Company Act of 1940, as amended (the 1940 Act) as a diversified, open-end management investment company. RiverSource Strategic Allocation Series, Inc. has 10 billion authorized shares of capital stock that can be allocated among the separate series as designated by the Fund's Board of Directors (the Board). The Fund invests primarily in high yield bonds, emerging markets bonds, bank loans, government and corporate bonds, mortgage- and asset-backed securities, Treasury inflation protected securities, international bonds and cash or cash equivalents. A smaller portion of the Fund may be allocated to real estate investment trusts (REITs) and U.S. and international equity securities.

The Fund offers Class A, Class B, Class C, Class R2, Class R3, Class R4 and Class R5 shares.

- Class A shares are offered with a front-end sales charge, which may be waived under certain circumstances.

- Class B shares may be subject to a contingent deferred sales charge (CDSC) and automatically convert to Class A shares one month after the completion of the eighth year of ownership if originally purchased in a RiverSource fund on or after May 21, 2005 or originally purchased in a Seligman fund on or after June 13, 2009. Class B shares originally purchased in a RiverSource fund prior to May 21, 2005 will convert to Class A shares in the ninth calendar year of ownership. Class B shares originally purchased in a Seligman fund prior to June 13, 2009 will convert to Class A shares in the month prior to the ninth year of ownership.

-  Class C shares may be subject to a CDSC.

- Class R2, Class R3, Class R4 and Class R5 shares are offered without a front-end sales charge or CDSC to qualifying institutional investors.

At Sept. 30, 2009, RiverSource Investments, LLC (RiverSource Investments or the Investment Manager) owned 100% of Class R2, Class R3 and Class R5 shares.

All classes of shares have identical voting, dividend and liquidation rights. Class specific expenses (e.g., distribution and service fees, transfer agency fees, plan administration services fees) differ among classes. Income, expenses (other than class specific expenses) and realized and unrealized gains or losses on investments are allocated to each class of shares based upon its relative net assets.


--------------------------------------------------------------------------------
          RIVERSOURCE STRATEGIC INCOME ALLOCATION FUND -- 2009 ANNUAL REPORT  57

NOTES TO FINANCIAL STATEMENTS (continued) --------------------------------------


2. SUMMARY OF SIGNIFICANT ACCOUNTING POLICIES

ADOPTION OF NEW ACCOUNTING STANDARD
In June 2009, the Financial Accounting Standards Board (FASB) established the FASB Accounting Standards Codification(TM) (Codification) as the single source of authoritative accounting principles recognized by the FASB in the preparation of financial statements in conformity with U.S. generally accepted accounting principles (GAAP). The Codification supersedes existing non-grandfathered, non-SEC accounting and reporting standards. The Codification did not change GAAP but rather organized it into a hierarchy where all guidance within the Codification carries an equal level of authority. The Codification became effective for financial statements issued for interim and annual periods ending after Sept. 15, 2009. The Codification did not have a material effect on the Fund's financial statements.

USE OF ESTIMATES
Preparing financial statements that conform to U.S. generally accepted accounting principles requires management to make estimates (e.g., on assets, liabilities and contingent assets and liabilities) that could differ from actual results.

VALUATION OF SECURITIES
All securities are valued at the close of business of the New York Stock Exchange (NYSE). Securities traded on national securities exchanges or included in national market systems are valued at the last quoted sales price. Debt securities are generally traded in the over-the-counter market and are valued by an independent pricing service using an evaluated bid. When market quotes are not readily available, the pricing service, in determining fair values of debt securities, takes into consideration such factors as current quotations by broker/dealers, coupon, maturity, quality, type of issue, trading characteristics, and other yield and risk factors it deems relevant in determining valuations. Foreign securities are valued based on quotations from the principal market in which such securities are normally traded. The procedures adopted by the Board generally contemplate the use of fair valuation in the event that price quotations or valuations are not readily available, price quotations or valuations from other sources are not reflective of market value and thus deemed unreliable, or a significant event has occurred in relation to a security or class of securities (such as foreign securities) that is not reflected in price quotations or valuations from other sources. A fair value price is a good faith estimate of the value of a security at a given point in time.

Many securities markets and exchanges outside the U.S. close prior to the close of the NYSE and therefore the closing prices for securities in such markets or on such exchanges may not fully reflect events that occur after such close but before

--------------------------------------------------------------------------------
58  RIVERSOURCE STRATEGIC INCOME ALLOCATION FUND -- 2009 ANNUAL REPORT

--------------------------------------------------------------------------------



the close of the NYSE, including significant movements in the U.S. market after foreign exchanges have closed. Accordingly, in those situations, Ameriprise Financial, Inc. (Ameriprise Financial), parent company of the Investment Manager, as administrator to the Fund, will fair value foreign securities pursuant to procedures adopted by the Board, including utilizing a third party pricing service to determine these fair values. These procedures take into account multiple factors, including movements in the U.S. securities markets, to determine a good faith estimate that reasonably reflects the current market conditions as of the close of the NYSE. Swap transactions are valued through an authorized pricing service, broker, or an internal model.

Short-term securities maturing in more than 60 days from the valuation date are valued at the market price or approximate market value based on current interest rates. Typically, those maturing in 60 days or less that originally had maturities of more than 60 days at acquisition date are valued at amortized cost using the market value on the 61st day before maturity. Short-term securities maturing in 60 days or less at acquisition date are valued at amortized cost. Amortized cost is an approximation of market value. Investments in money market funds are valued at net asset value.

FOREIGN CURRENCY TRANSLATIONS
Securities and other assets and liabilities denominated in foreign currencies are translated daily into U.S. dollars. Foreign currency amounts related to the purchase or sale of securities and income and expenses are translated at the exchange rate on the transaction date. The effect of changes in foreign exchange rates on realized and unrealized security gains or losses is reflected as a component of such gains or losses. In the Statement of Operations, net realized gains or losses from foreign currency transactions, if any, may arise from sales of foreign currency, closed forward contracts, exchange gains or losses realized between the trade date and settlement date on securities transactions, and other translation gains or losses on dividends, interest income and foreign withholding taxes. At Sept. 30, 2009, foreign currency holdings consisted of multiple denominations.

INVESTMENTS IN LOANS
The senior loans acquired by the Fund typically take the form of a direct lending relationship with the borrower acquired through an assignment of another lender's interest in a loan. The lead lender in a typical corporate loan syndicate administers the loan and monitors collateral. In the event that the lead lender becomes insolvent, enters FDIC receivership, or, if not FDIC insured, enters into bankruptcy, the Fund may incur certain costs and delays in realizing payment, or may suffer a loss of principal and/or interest. Loans are typically secured but may be unsecured. The primary risk arising from investing in subordinated loans

--------------------------------------------------------------------------------
          RIVERSOURCE STRATEGIC INCOME ALLOCATION FUND -- 2009 ANNUAL REPORT  59

NOTES TO FINANCIAL STATEMENTS (continued) --------------------------------------


or in unsecured loans is the potential loss in the event of default by the issuer of the loans.

SECURITIES PURCHASED ON A FORWARD-COMMITMENT BASIS AND UNFUNDED LOAN COMMITMENTS Delivery and payment for securities that have been purchased by the Fund on a forward-commitment basis, including when-issued securities and other forward-commitments, can take place one month or more after the transaction date. During this period, such securities are subject to market fluctuations, and they may affect the Fund's net assets the same as owned securities. The Fund designates cash or liquid securities at least equal to the amount of its forward-commitments. At Sept. 30, 2009, the Fund has outstanding when-issued securities of $1,905,549 and other forward-commitments of $2,228,250.

The Fund may enter into certain credit agreements, all or a portion of which may be unfunded. The Fund is obligated to fund these loan commitments at the borrower's discretion. These commitments are disclosed in the Portfolio of Investments. At Sept. 30, 2009, the Fund has entered into unfunded loan commitments of $64,371.

The Fund also enters into transactions to sell purchase commitments to third parties at current market values and concurrently acquires other purchase commitments for similar securities at later dates. As an inducement for the Fund to "roll over" its purchase commitments, the Fund receives negotiated amounts in the form of reductions of the purchase price of the commitment. The Fund records the incremental difference between the forward purchase and sale of each forward roll as realized gain or loss. Losses may arise due to changes in the value of the securities or if a counterparty does not perform under the terms of the agreement. If a counterparty files for bankruptcy or becomes insolvent, the Fund's right to repurchase or sell securities may be limited.

GUARANTEES AND INDEMNIFICATIONS
Under the Fund's organizational documents, its officers and directors are indemnified against certain liabilities arising out of the performance of their duties to the Fund. In addition, certain of the Fund's contracts with its service providers contain general indemnification clauses. The Fund's maximum exposure under these arrangements is unknown since the amount of any future claims that may be made against the Fund cannot be determined and the Fund has no historical basis for predicting the likelihood of any such claims.

FEDERAL TAXES
The Fund's policy is to comply with Subchapter M of the Internal Revenue Code that applies to regulated investment companies and to distribute substantially all of its taxable income (which includes net short-term capital gains) to shareholders. No provision for income or excise taxes is thus required.


--------------------------------------------------------------------------------
60  RIVERSOURCE STRATEGIC INCOME ALLOCATION FUND -- 2009 ANNUAL REPORT

--------------------------------------------------------------------------------


Management of the Fund has concluded that there are no significant uncertain tax positions that would require recognition in the financial statements. Generally, the tax authorities can examine all the tax returns filed for the last three years.

DIVIDENDS TO SHAREHOLDERS
Dividends from net investment income, declared daily and payable monthly, when available, are reinvested in additional shares of the Fund at net asset value or payable in cash. Capital gains, when available, are distributed along with the last income dividend of the calendar year.

OTHER
Security transactions are accounted for on the date securities are purchased or sold. Dividend income, if any, is recognized on the ex-dividend date or upon receipt of ex-dividend notification in the case of certain foreign securities. Interest income, including amortization of premium, market discount and original issue discount using the effective interest method, is accrued daily.

3. INVESTMENTS IN DERIVATIVES

The Fund may invest in certain derivative instruments, which are transactions whose values depend on or are derived from (in whole or in part) the value of one or more other assets, such as securities, currencies, commodities or indices. Such derivative instruments may be used to maintain cash reserves while maintaining exposure to certain other assets, to offset anticipated declines in values of investments, to facilitate trading, to reduce transaction costs, and to pursue higher investment returns. The Fund may also use derivative instruments to mitigate certain investment risks, such as foreign currency exchange rate risk, interest rate risk, and credit risk.

FORWARD FOREIGN CURRENCY CONTRACTS
The Fund may enter into forward foreign currency contracts in connection with settling purchases or sales of securities, to hedge the currency exposure associated with some or all of the Fund's securities or as part of its investment strategy. A forward foreign currency contract is an agreement between two parties to buy and sell a currency at a set price on a future date. The market value of a forward foreign currency contract fluctuates with changes in foreign currency exchange rates. Forward foreign currency contracts are marked to market daily based upon foreign currency exchange rates from an independent pricing service and the change in value is recorded as unrealized appreciation or depreciation. The Fund will record a realized gain or loss when the forward foreign currency contract is closed.


--------------------------------------------------------------------------------
          RIVERSOURCE STRATEGIC INCOME ALLOCATION FUND -- 2009 ANNUAL REPORT  61

NOTES TO FINANCIAL STATEMENTS (continued) --------------------------------------


The risks of forward foreign currency contracts include movement in the values of the foreign currencies relative to the U.S. dollar (or other foreign currencies) and the possibility that the counterparty will not complete its contractual obligation, which may be in excess of the amount reflected in the Statement of Assets and Liabilities.

FUTURES TRANSACTIONS
The Fund may buy and sell financial futures contracts traded on any U.S. or foreign exchange to produce incremental earnings, hedge existing positions or protect against market changes in the value of equities, interest rates or foreign currencies. The Fund may also buy and write put and call options on these futures contracts. A futures contract represents a commitment for the future purchase or sale of an asset at a specified price on a specified date.

Futures and options on futures are valued daily based upon the last sale price at the close of the market on the principal exchange on which they are traded. Upon entering into a futures contract, the Fund is required to deposit either cash or securities in an amount (initial margin) equal to a certain percentage of the contract value. Subsequent payments (variation margin) are made or received by the Fund each day. The variation margin payments are equal to the daily changes in the contract value and are recorded as unrealized gains and losses. The Fund recognizes a realized gain or loss when the contract is closed or expires.

Upon entering into futures contracts, the Fund bears the risk of interest rates, exchange rates or securities prices moving unexpectedly, in which case, the Fund may not achieve the anticipated benefits of the futures contracts and may realize a loss. Additional risks include counterparty credit risk, the possibility of an illiquid market, and that a change in the value of the contract or option may not correlate with changes in the value of the underlying securities.

CREDIT DEFAULT SWAP TRANSACTIONS
The Fund may enter into credit default swap transactions to increase or decrease its credit exposure to an issuer of debt securities, a specific debt security, or an index of issuers or debt securities. Additionally, credit default swaps may be used to hedge the Fund's exposure on a debt security that it owns or in lieu of selling such debt security.

As the purchaser of a credit default swap contract, the Fund purchases protection by paying a periodic interest rate on the notional amount to the counterparty. The interest amount is accrued daily as a component of unrealized appreciation (depreciation) and is recorded as a realized loss upon payment. If the credit event specified in the contract occurs, the Fund will be required to deliver either the reference obligation or an equivalent cash amount to the protection seller and in exchange, the Fund will receive the notional amount from the seller. The

--------------------------------------------------------------------------------
62  RIVERSOURCE STRATEGIC INCOME ALLOCATION FUND -- 2009 ANNUAL REPORT

--------------------------------------------------------------------------------



difference between the value of the obligation delivered and the notional amount received will be recorded as a realized gain (loss).

As the seller of a credit default swap contract, the Fund sells protection to a buyer and will generally receive a periodic interest rate on the notional amount. The interest amount is accrued daily as a component of unrealized appreciation (depreciation) and is recorded as a realized gain upon receipt of the payment. If the credit event specified in the contract occurs, the Fund will receive the reference obligation or an equivalent cash amount in exchange for the payment of the notional amount to the protection buyer. The difference between the value of the obligation received and the notional amount paid will be recorded as a realized gain (loss). As a protection seller, the Fund bears the risk of loss from the credit events specified in the contract. Although specified events are contract-specific, credit events are generally defined as bankruptcy, failure to pay, restructuring, obligation acceleration, obligation default, or repudiation/moratorium.

The notional amounts of credit default swap contracts are not recorded in the financial statements. Any premium paid or received by the Fund upon entering into a credit default swap contract is recorded as an asset or liability and amortized daily as a component of realized gain (loss) in the Statement of Operations. At Sept. 30, 2009, there were no credit default swap contracts outstanding which had a premium paid or received by the Fund. Credit default swap contracts are valued daily, and the change in value is recorded as unrealized appreciation (depreciation) until the termination of the swap, at which time a realized gain (loss) is recorded.

Credit default swap contracts can involve greater risks than if a fund had invested in the reference obligation directly since, in addition to general market risks, credit default swaps are subject to counterparty credit risk, leverage risk, hedging risk, correlation risk and liquidity risk. The Fund will enter into credit default swap agreements only with counterparties that meet certain standards of creditworthiness as determined by the Investment Manager. At Sept. 30, 2009, the Fund had no outstanding credit default swap contracts.

INTEREST RATE SWAP TRANSACTIONS
The Fund may enter into interest rate swap transactions to produce incremental earnings, or to gain exposure to or protect itself from market rate changes, or to synthetically add or subtract principal exposure to a market. Interest rate swaps are agreements between two parties that involve the exchange of one type of interest rate for another type of interest rate cash flow on specified dates in the future, based on a predetermined, specified notional amount. Certain interest rate swaps are considered forward-starting, whereby the accrual for the exchange of cash flows does not begin until a specified date in the future (the "effective

--------------------------------------------------------------------------------
          RIVERSOURCE STRATEGIC INCOME ALLOCATION FUND -- 2009 ANNUAL REPORT  63

NOTES TO FINANCIAL STATEMENTS (continued) --------------------------------------


date"). The net cash flow for a standard interest rate swap transaction is generally the difference between a floating market interest rate versus a fixed interest rate.

Interest rate swaps are valued daily and unrealized appreciation (depreciation) is recorded. Certain interest rate swaps may accrue periodic interest on a daily basis as a component of unrealized appreciation (depreciation); the Fund will realize a gain or loss upon the payment or receipt of accrued interest. The Fund will realize a gain or a loss when the interest rate swap is terminated.

Risks of entering into interest rate swaps include a lack of correlation between the swaps and the portfolio of bonds the swaps are designed to hedge or replicate. A lack of correlation may cause the interest rate swaps to experience adverse changes in value relative to expectations. In addition, interest rate swaps are subject to the risk of default of a counterparty, and the risk of adverse movements in market interest rates relative to the interest rate swap positions taken. The Fund's maximum risk of loss from counterparty credit risk is the discounted net value of the cash flows to be received from/paid to the counterparty over the contract's remaining life to the extent that such amount is positive, plus the cost of entering into a similar transaction with another counterparty. This risk is mitigated by having a master netting arrangement between the Fund and the counterparty and by the posting of collateral by the counterparty to the Fund to cover the Fund's exposure to the counterparty. At Sept. 30, 2009, the Fund had no outstanding interest rate swap contracts.

EFFECTS OF DERIVATIVE TRANSACTIONS ON THE FINANCIAL STATEMENTS
The following tables are intended to provide additional information about the effect of derivatives on the financial statements of the Fund including: the fair value of derivatives by risk category and the location of those fair values in the Statement of Assets and Liabilities; the impact of derivative transactions on the Fund's operations over the period including realized gains or losses and unrealized gains or losses. The derivative schedules following the Portfolio of Investments present additional information regarding derivative instruments outstanding at the end of the period, if any.


--------------------------------------------------------------------------------
64  RIVERSOURCE STRATEGIC INCOME ALLOCATION FUND -- 2009 ANNUAL REPORT

--------------------------------------------------------------------------------

FAIR VALUES OF DERIVATIVE INSTRUMENTS AT SEPT. 30, 2009


                            ASSET DERIVATIVES                 LIABILITY DERIVATIVES
                     -------------------------------  -------------------------------------
                     STATEMENT OF ASSETS              STATEMENT OF ASSETS
RISK EXPOSURE          AND LIABILITIES                  AND LIABILITIES
CATEGORY                   LOCATION       FAIR VALUE        LOCATION       FAIR VALUE
-------------------------------------------------------------------------------------------
Foreign exchange     Unrealized                       Unrealized
  contracts          appreciation on                  depreciation on
                     forward foreign                  forward foreign
                     currency contracts    $187,948   currency contracts     $76,864
-------------------------------------------------------------------------------------------
Interest rate        Net                              Net
  contracts          assets -- unrealiz-              assets -- unrealiz-
                     ed appreciation        297,107*  ed depreciation            N/A
-------------------------------------------------------------------------------------------
Total                                      $485,055                          $76,864
-------------------------------------------------------------------------------------------


* Includes cumulative appreciation (depreciation) of futures contracts as reported in the Futures Contracts Outstanding table following the Portfolio of Investments. Only the current day's variation margin is reported in receivables or payables in the Statement of Assets and Liabilities.

EFFECT OF DERIVATIVE INSTRUMENTS IN THE STATEMENT OF OPERATIONS
FOR THE YEAR ENDED SEPT. 30, 2009


     AMOUNT OF REALIZED GAIN OR (LOSS) ON DERIVATIVES RECOGNIZED IN INCOME
------------------------------------------------------------------------------
                               FORWARD
                               FOREIGN
                               CURRENCY
RISK EXPOSURE CATEGORY        CONTRACTS   FUTURES    SWAPS       TOTAL
------------------------------------------------------------------------------
Credit contracts              $      --  $     --  $(256,175) $ (256,175)
------------------------------------------------------------------------------
Foreign exchange contracts     (216,951)       --         --  $ (216,951)
------------------------------------------------------------------------------
Interest rate contracts              --   909,559    533,893  $1,443,452
------------------------------------------------------------------------------
Total                         $(216,951) $909,559  $ 277,718  $  970,326
------------------------------------------------------------------------------



CHANGE IN UNREALIZED APPRECIATION OR (DEPRECIATION) ON DERIVATIVES RECOGNIZED
                                  IN INCOME
-----------------------------------------------------------------------------
                                 FORWARD
                                 FOREIGN
                                 CURRENCY
RISK EXPOSURE CATEGORY          CONTRACTS  FUTURES    SWAPS      TOTAL
-----------------------------------------------------------------------------
Credit contracts                 $     --  $    --  $ 147,116  $147,116
-----------------------------------------------------------------------------
Foreign exchange contracts        100,989       --         --  $100,989
-----------------------------------------------------------------------------
Interest rate contracts                --   58,594   (133,878) $(75,284)
-----------------------------------------------------------------------------
Total                            $100,989  $58,594  $  13,238  $172,821
-----------------------------------------------------------------------------




--------------------------------------------------------------------------------
          RIVERSOURCE STRATEGIC INCOME ALLOCATION FUND -- 2009 ANNUAL REPORT  65

NOTES TO FINANCIAL STATEMENTS (continued) --------------------------------------

VOLUME OF DERIVATIVES
FORWARD FOREIGN CURRENCY CONTRACTS
The gross notional amount of contracts outstanding was $11.5 million at Sept. 30, 2009. The monthly average gross notional amount for these contracts was $8.0 million for the year ended Sept. 30, 2009. The fair value of such contracts on Sept. 30, 2009 is set forth in the table above.

FUTURES
The gross notional amount of long and short contracts outstanding was $42.0 million and $49.0 million, respectively, at Sept. 30, 2009. The monthly average gross notional contract amount for long and short contracts was $27.1 million and $22.4 million, respectively, for the year ended Sept. 30, 2009. The fair value of such contracts on Sept. 30, 2009 is set forth in the table above.

CREDIT DEFAULT SWAPS
At Sept. 30, 2009, the Fund had no credit default swap contracts outstanding. The monthly average gross notional contract amount for these contracts was $1.0 million for the year ended Sept. 30, 2009.

INTEREST RATE SWAPS
At Sept. 30, 2009, the Fund had no interest rate swap contracts outstanding. The monthly average gross notional amount for these contracts was $1.0 million for the year ended Sept. 30, 2009.

4. EXPENSES AND SALES CHARGES

INVESTMENT MANAGEMENT SERVICES FEES
Under an Investment Management Services Agreement, the Investment Manager determines which securities will be purchased, held or sold. The management fee is an annual fee that is equal to a percentage of the Fund's average daily net assets that declines from 0.55% to 0.475% as the Fund's net assets increase. The management fee for the year ended Sept. 30, 2009 was 0.55% of the Fund's average daily net assets.

ADMINISTRATIVE SERVICES FEES
Under an Administrative Services Agreement, the Fund pays Ameriprise Financial an annual fee for administration and accounting services equal to a percentage of the Fund's average daily net assets that declines from 0.07% to 0.04% as the Fund's net assets increase. The fee for the year ended Sept. 30, 2009 was 0.07% of the Fund's average daily net assets.

OTHER FEES
Other expenses are for, among other things, certain expenses of the Fund or the Board including: Fund boardroom and office expense, employee compensation,

--------------------------------------------------------------------------------
66  RIVERSOURCE STRATEGIC INCOME ALLOCATION FUND -- 2009 ANNUAL REPORT

--------------------------------------------------------------------------------


employee health and retirement benefits, and certain other expenses. Payment of these Fund and Board expenses is facilitated by a company providing limited administrative services to the Fund and the Board. For the year ended Sept. 30, 2009, other expenses paid to this company were $851.

COMPENSATION OF BOARD MEMBERS
Under a Deferred Compensation Plan (the Plan), the board members who are not "interested persons" of the Fund under the 1940 Act may defer receipt of their compensation. Deferred amounts are treated as though equivalent dollar amounts had been invested in shares of the Fund or other funds in the RiverSource Family of Funds. The Fund's liability for these amounts is adjusted for market value changes and remains in the funds until distributed in accordance with the Plan.

TRANSFER AGENCY FEES
Under a Transfer Agency Agreement, RiverSource Service Corporation (the Transfer Agent) maintains Fund shareholder accounts and records and provides Fund shareholder services. The Fund pays the Transfer Agent an annual account-based fee at a rate equal to $20.50 for Class A, $21.50 for Class B and $21.00 for Class C for this service. The Transfer Agent also charges an annual fee of $3 per account serviced directly by the Fund or its designated agent for Class A, Class B and Class C shares. The Fund also pays the Transfer Agent an annual asset-based fee at a rate of 0.05% of the Fund's average daily net assets attributable to Class R2, Class R3, Class R4 and Class R5 shares. The Transfer Agent charges an annual fee of $5 per inactive account, charged on a pro rata basis for the 12 month period from the date the account becomes inactive. These fees are included in the transfer agency fees in the Statement of Operations.

PLAN ADMINISTRATION SERVICES FEES
Under a Plan Administration Services Agreement with the Transfer Agent, the Fund pays an annual fee at a rate of 0.25% of the Fund's average daily net assets attributable to Class R2, Class R3 and Class R4 shares for the provision of various administrative, recordkeeping, communication and educational services.

DISTRIBUTION FEES
The Fund has an agreement with RiverSource Fund Distributors, Inc. (the Distributor) for distribution and shareholder services. Under a Plan and Agreement of Distribution pursuant to Rule 12b-1, the Fund pays a fee at an annual rate of up to 0.25% of the Fund's average daily net assets attributable to Class A and Class R3 shares, a fee at the annual rate of up to 0.50% of the Fund's average daily net assets attributable to Class R2 shares and a fee at an annual rate of up to 1.00% of the Fund's average daily net assets attributable to Class B and Class C shares. For Class B and Class C shares, of the 1.00% fee, up to 0.75% is reimbursed for distribution expenses.


--------------------------------------------------------------------------------
          RIVERSOURCE STRATEGIC INCOME ALLOCATION FUND -- 2009 ANNUAL REPORT  67

NOTES TO FINANCIAL STATEMENTS (continued) --------------------------------------


The amount of distribution expenses incurred by the Distributor and not yet reimbursed (unreimbursed expense) was approximately $1,169,000 and $59,000 for Class B and Class C shares, respectively. These amounts are based on the most recent information available as of July 31, 2009, and may be recovered from future payments under the distribution plan or CDSC. To the extent the unreimbursed expense has been fully recovered, the distribution fee is reduced.

SALES CHARGES
Sales charges, including front-end and CDSCs, received by the Distributor for distributing Fund shares were $585,675 for Class A, $13,044 for Class B and $2,250 for Class C for the year ended Sept. 30, 2009.

EXPENSES WAIVED/REIMBURSED BY THE INVESTMENT MANAGER AND ITS AFFILIATES
For the year ended Sept. 30, 2009, the Investment Manager and its affiliates waived/reimbursed certain fees and expenses such that net expenses (excluding fees and expenses of acquired funds*) were as follows:

Class R2.............................................  1.47%
Class R3.............................................  1.21
Class R4.............................................  0.95


The waived/reimbursed fees and expenses for the plan administration services fees at the class level were as follows:

Class R2..............................................   $5
Class R3..............................................    5
Class R4..............................................    5


Under an agreement which was effective until Sept. 30, 2009, the Investment Manager and its affiliates contractually agreed to waive certain fees and expenses such that net expenses (excluding fees and expenses of acquired funds*), would not exceed the following percentage of the class' average daily net assets:

Class A..............................................  1.16%
Class B..............................................  1.92
Class C..............................................  1.91
Class R2.............................................  1.63
Class R3.............................................  1.38
Class R4.............................................  1.13
Class R5.............................................  0.88


Effective Oct. 1, 2009, the Investment Manager and its affiliates have contractually agreed to waive certain fees and expenses until Nov. 30, 2010, unless sooner terminated at the discretion of the Board, such that net expenses

--------------------------------------------------------------------------------
68  RIVERSOURCE STRATEGIC INCOME ALLOCATION FUND -- 2009 ANNUAL REPORT

--------------------------------------------------------------------------------


(excluding fees and expenses of acquired funds*), will not exceed the following percentage of the class' average daily net assets:

Class A..............................................  1.13%
Class B..............................................  1.89
Class C..............................................  1.88
Class R2.............................................  1.58
Class R3.............................................  1.33
Class R4.............................................  1.08
Class R5.............................................  0.83


* In addition to the fees and expenses which the Fund bears directly, the Fund indirectly bears a pro rata share of the fees and expenses of the funds in which it invests (also referred to as "acquired funds"), including affiliated and non-affiliated pooled investment vehicles (including mutual funds and exchange traded funds). Because the acquired funds have varied expense and fee levels and the Fund may own different proportions of acquired funds at different times, the amount of fees and expenses incurred indirectly by the Fund will vary.

BANK FEE CREDITS
During the year ended Sept. 30, 2009, the Fund's transfer agency fees were reduced by $59 as a result of bank fee credits from overnight cash balances.

CUSTODIAN FEES
Effective Dec. 15, 2008, the Fund pays custodian fees to JPMorgan Chase Bank, N.A. For the period from Oct. 1, 2008 to Dec. 15, 2008, the Fund paid custodian fees amounting to $25,850 to Ameriprise Trust Company, a subsidiary of Ameriprise Financial.

5. SECURITIES TRANSACTIONS

Cost of purchases and proceeds from sales of securities (other than short-term obligations, but including mortgage dollar rolls) aggregated $378,657,797 and $278,437,567, respectively, for the year ended Sept. 30, 2009. Realized gains and losses are determined on an identified cost basis.

6. CAPITAL SHARE TRANSACTIONS

Transactions in shares of capital stock for the periods indicated are as follows:

YEAR ENDED SEPT. 30,                           2009        2008*
------------------------------------------------------------------
CLASS A
Sold                                        17,012,975  10,200,080
Converted from Class B shares**                462,049     198,091
Reinvested distributions                     1,071,413     467,582
Redeemed                                    (8,557,743) (5,622,913)
------------------------------------------------------------------
Net increase (decrease)                      9,988,694   5,242,840

------------------------------------------------------------------


--------------------------------------------------------------------------------
          RIVERSOURCE STRATEGIC INCOME ALLOCATION FUND -- 2009 ANNUAL REPORT  69

NOTES TO FINANCIAL STATEMENTS (continued) --------------------------------------

YEAR ENDED SEPT. 30,                           2009        2008*
------------------------------------------------------------------
CLASS B
Sold                                         1,853,491   1,895,173
Reinvested distributions                       120,063      56,500
Converted to Class A shares**                 (462,049)   (198,091)
Redeemed                                      (871,359)   (446,116)
------------------------------------------------------------------
Net increase (decrease)                        640,146   1,307,466
------------------------------------------------------------------

CLASS C
Sold                                           958,837     515,572
Reinvested distributions                        39,918      15,535
Redeemed                                      (260,117)   (113,595)
------------------------------------------------------------------
Net increase (decrease)                        738,638     417,512
------------------------------------------------------------------

CLASS R2
Sold                                                --         537
------------------------------------------------------------------
Net increase (decrease)                             --         537
------------------------------------------------------------------

CLASS R3
Sold                                                --         537
------------------------------------------------------------------
Net increase (decrease)                             --         537
------------------------------------------------------------------

CLASS R4
Sold                                             7,526         537
Reinvested distributions                            47          --
Redeemed                                          (986)         --
------------------------------------------------------------------
Net increase (decrease)                          6,587         537
------------------------------------------------------------------

CLASS R5
Sold                                                --         537
------------------------------------------------------------------
Net increase (decrease)                             --         537
------------------------------------------------------------------


 * Class R2, Class R3, Class R4 and Class R5 are for the period from Aug. 1, 2008 (inception date) to Sept. 30, 2008.
** Automatic conversion of Class B shares to Class A shares based on the original purchase date.

    Certain line items from the prior year have been renamed to conform to the current year presentation.

7. LENDING OF PORTFOLIO SECURITIES

Effective Dec. 1, 2008, the Fund has entered into a Master Securities Lending Agreement (the Agreement) with JPMorgan Chase Bank, National Association (JPMorgan). The Agreement authorizes JPMorgan as lending agent to lend securities to authorized borrowers in order to generate additional income on behalf of the Fund. Pursuant to the Agreement, the securities loaned are secured by cash or U.S. government securities equal to at least 100% of the market value of the loaned securities. Any additional collateral required to maintain those levels due to market fluctuations of the loaned securities is delivered the

--------------------------------------------------------------------------------
70  RIVERSOURCE STRATEGIC INCOME ALLOCATION FUND -- 2009 ANNUAL REPORT

--------------------------------------------------------------------------------



following business day. Cash collateral received is invested by the lending agent on behalf of the Fund into authorized investments pursuant to the Agreement. The investments made with the cash collateral are listed in the Portfolio of Investments. The values of such investments and any uninvested cash collateral balance are disclosed in the Statement of Assets and Liabilities along with the related obligation to return the collateral upon the return of the securities loaned. At Sept. 30, 2009, securities valued at $36,399,227 were on loan, secured by U.S. government securities valued at $5,200,491 and by cash collateral of $31,863,163 invested in short-term securities or in cash equivalents.

Risks of delay in recovery of securities or even loss of rights in the securities may occur should the borrower of the securities fail financially. Risks may also arise to the extent that the value of the securities loaned increases above the value of the collateral received. JPMorgan will indemnify the Fund from losses resulting from a borrower's failure to return a loaned security when due. Such indemnification does not extend to losses associated with declines in the value of cash collateral investments. Loans are subject to termination by the Fund or the borrower at any time, and are, therefore, not considered to be illiquid investments.

Pursuant to the Agreement, the Fund receives income for lending its securities either in the form of fees or by earning interest on invested cash collateral, net of negotiated rebates paid to borrowers and fees paid to the lending agent for services provided and any other securities lending expenses. Net income of $29,565 earned from securities lending from Dec. 1, 2008 through Sept. 30, 2009 is included in the Statement of Operations. The Fund also continues to earn interest and dividends on the securities loaned.

Prior to Dec. 1, 2008, the Investment Manager served as securities lending agent for the Fund under the Securities Lending Agency Agreement. For the period from Oct. 1, 2008 through Nov. 30, 2008, the Fund had no securities on loan.

8. AFFILIATED MONEY MARKET FUND

The Fund may invest its daily cash balance in RiverSource Short-Term Cash Fund, a money market fund established for the exclusive use of the funds in the RiverSource Family of Funds and other institutional clients of RiverSource Investments. The cost of the Fund's purchases and proceeds from sales of shares of RiverSource Short-Term Cash Fund aggregated $173,105,927 and $184,571,037, respectively, for the year ended Sept. 30, 2009. The income distributions received with respect to the Fund's investment in RiverSource Short-Term Cash Fund can be found in the Statement of Operations and the Fund's invested balance in RiverSource Short-Term Cash Fund at Sept. 30, 2009, can be found in the Portfolio of Investments.


--------------------------------------------------------------------------------
          RIVERSOURCE STRATEGIC INCOME ALLOCATION FUND -- 2009 ANNUAL REPORT  71

NOTES TO FINANCIAL STATEMENTS (continued) --------------------------------------


9. BANK BORROWINGS

The Fund has entered into a revolving credit facility with a syndicate of banks led by JPMorgan Chase Bank, N.A. (the Administrative Agent), whereby the Fund may borrow for the temporary funding of shareholder redemptions or for other temporary or emergency purposes. The credit facility became effective on Oct. 15, 2009, replacing a prior credit facility. The credit facility agreement, which is a collective agreement between the Fund and certain other funds in the RiverSource Family of Funds, severally and not jointly, permits collective borrowings up to $300 million. The borrowers shall have the right, upon written notice to the Administrative Agent to request an increase of up to $200 million in the aggregate amount of the credit facility from new or existing lenders, provided that the aggregate amount of the credit facility shall at no time exceed $500 million. Participation in such increase by any existing lender shall be at such lender's sole discretion. Interest is charged to each Fund based on its borrowings at a rate equal to the sum of the federal funds rate plus (A) 1.25% per annum plus (B) if one-month LIBOR exceeds the federal funds rate, the amount of such excess. Each borrowing under the credit facility matures no later than 60 days after the date of borrowing. The Fund also pays a commitment fee equal to its pro rata share of the amount of the credit facility at a rate of 0.10% per annum, in addition to an upfront fee equal to its pro rata share of 0.04% of the amount of the credit facility. Prior to Oct. 15, 2009, the credit facility agreement, which was a collective agreement between the Fund and certain other funds in the RiverSource Family of Funds, severally and not jointly, permitted collective borrowings up to $475 million. Interest was charged to each Fund based on its borrowings at a rate equal to the federal funds rate plus 0.75%. The Fund also paid a commitment fee equal to its pro rata share of the amount of the credit facility at a rate of 0.06% per annum, in addition to an upfront fee equal to its pro rata share of 0.02% of the amount of the credit facility. The Fund had no borrowings during the year ended Sept. 30, 2009.

10. FEDERAL TAX INFORMATION

Net investment income (loss) and net realized gains (losses) may differ for financial statement and tax purposes primarily because of futures contracts, foreign currency transactions, recognition of unrealized appreciation (depreciation) for certain derivative investments, re-characterization of REIT distributions, post-October losses and losses deferred due to wash sales. The character of distributions made during the year from net investment income or net realized gains may differ from their ultimate characterization for federal income tax purposes. Also, due to the timing of dividend distributions, the fiscal year in which amounts are distributed may differ from the year that the income or realized gains (losses) were recorded by the Fund.


--------------------------------------------------------------------------------
72  RIVERSOURCE STRATEGIC INCOME ALLOCATION FUND -- 2009 ANNUAL REPORT

--------------------------------------------------------------------------------

In the Statement of Assets and Liabilities, as a result of permanent book-to-tax differences, undistributed net investment income has been increased by $39,902 and accumulated net realized loss has been increased by $39,902.

The tax character of distributions paid for the years indicated is as follows:

YEAR ENDED SEPT. 30,                           2009        2008
------------------------------------------------------------------
Ordinary income..........................  $12,244,166  $7,663,579
Long-term capital gain...................           45       7,552


At Sept. 30, 2009, the components of distributable earnings on a tax basis are as follows:

Undistributed ordinary income...................  $  1,464,980
Undistributed accumulated long-term gain........  $         --
Accumulated realized loss.......................  $(11,336,901)
Unrealized appreciation (depreciation)..........  $ 16,978,645


For federal income tax purposes, the Fund had a capital loss carry-over of $631,381 at Sept. 30, 2009, that if not offset by capital gains will expire in 2017.

Because the measurement periods for a regulated investment company's income are different for excise tax purposes versus income tax purposes, special rules are in place to protect the amount of earnings and profits needed to support excise tax distributions. As a result, the Fund is permitted to treat net capital losses realized between Nov. 1, 2008 and its fiscal year end (post-October loss) as occurring on the first day of the following tax year. At Sept. 30, 2009, the Fund had a post-October loss of $10,705,520 that is treated for income tax purposes as occurring on Oct. 1, 2009.

It is unlikely the Board will authorize a distribution of any net realized capital gains until the available capital loss carry-over has been offset or expires. There is no assurance that the Fund will be able to utilize all of its capital loss carry-over before it expires.

11. SUBSEQUENT EVENTS

Management has evaluated Fund related events and transactions that occurred during the period from the date of the Statement of Assets and Liabilities through Nov. 20, 2009, the date of issuance of the Fund's financial statements. There were no events or transactions that occurred during the period that materially impacted the amounts or disclosures in the Fund's financial statements.


--------------------------------------------------------------------------------
          RIVERSOURCE STRATEGIC INCOME ALLOCATION FUND -- 2009 ANNUAL REPORT  73

NOTES TO FINANCIAL STATEMENTS (continued) --------------------------------------


12. INFORMATION REGARDING PENDING AND SETTLED LEGAL PROCEEDINGS

In June 2004, an action captioned John E. Gallus et al. v. American Express Financial Corp. and American Express Financial Advisors Inc. was filed in the United States District Court for the District of Arizona. The plaintiffs allege that they are investors in several American Express Company (now known as RiverSource) mutual funds and they purport to bring the action derivatively on behalf of those funds under the Investment Company Act of 1940. The plaintiffs allege that fees allegedly paid to the defendants by the funds for investment advisory and administrative services are excessive. The plaintiffs seek remedies including restitution and rescission of investment advisory and distribution agreements. The plaintiffs voluntarily agreed to transfer this case to the United States District Court for the District of Minnesota (the District Court). In response to defendants' motion to dismiss the complaint, the District Court dismissed one of plaintiffs' four claims and granted plaintiffs limited discovery. Defendants moved for summary judgment in April 2007. Summary judgment was granted in the defendants' favor on July 9, 2007. The plaintiffs filed a notice of appeal with the Eighth Circuit Court of Appeals (the Eighth Circuit) on August 8, 2007. On April 8, 2009, the Eighth Circuit reversed summary judgment and remanded to the District Court for further proceedings. On August 6, 2009, defendants filed a writ of certiorari with the U.S. Supreme Court, asking the U.S. Supreme Court to stay the District Court proceedings while the U.S. Supreme Court considers and rules in a case captioned Jones v. Harris Associates, which involves issues of law similar to those presented in the Gallus case.

In December 2005, without admitting or denying the allegations, American Express Financial Corporation (AEFC, which is now known as Ameriprise Financial, Inc. (Ameriprise Financial)), entered into settlement agreements with the Securities and Exchange Commission (SEC) and Minnesota Department of Commerce (MDOC) related to market timing activities. As a result, AEFC was censured and ordered to cease and desist from committing or causing any violations of certain provisions of the Investment Advisers Act of 1940, the Investment Company Act of 1940, and various Minnesota laws. AEFC agreed to pay disgorgement of $10 million and civil money penalties of $7 million. AEFC also agreed to retain an independent distribution consultant to assist in developing a plan for distribution of all disgorgement and civil penalties ordered by the SEC in accordance with various undertakings detailed at http://www.sec.gov/litigation/admin/ia-2451.pdf. Ameriprise Financial and its affiliates have cooperated with the SEC and the MDOC in these legal proceedings, and have made regular reports to the RiverSource Funds' Boards of Directors/Trustees.


--------------------------------------------------------------------------------
74  RIVERSOURCE STRATEGIC INCOME ALLOCATION FUND -- 2009 ANNUAL REPORT

--------------------------------------------------------------------------------


On November 7, 2008, RiverSource Investments, LLC, a subsidiary of Ameriprise Financial, Inc., acquired J. & W. Seligman & Co. Incorporated (Seligman). In late 2003, Seligman conducted an extensive internal review concerning mutual fund trading practices. Seligman's review, which covered the period 2001-2003, noted one arrangement that permitted frequent trading in certain open-end registered investment companies managed by Seligman (the Seligman Funds); this arrangement was in the process of being closed down by Seligman before September 2003. Seligman identified three other arrangements that permitted frequent trading, all of which had been terminated by September 2002. In January 2004, Seligman, on a voluntary basis, publicly disclosed these four arrangements to its clients and to shareholders of the Seligman Funds. Seligman also provided information concerning mutual fund trading practices to the SEC and the Office of the Attorney General of the State of New York (NYAG).

In September 2006, the NYAG commenced a civil action in New York State Supreme Court against Seligman, Seligman Advisors, Inc. (now known as RiverSource Fund Distributors, Inc.), Seligman Data Corp. and Brian T. Zino (collectively, the Seligman Parties), alleging, in substance, that the Seligman Parties permitted various persons to engage in frequent trading and, as a result, the prospectus disclosure used by the registered investment companies then managed by Seligman was and had been misleading. The NYAG included other related claims and also claimed that the fees charged by Seligman to the Seligman Funds were excessive. On March 13, 2009, without admitting or denying any violations of law or wrongdoing, the Seligman Parties entered into a stipulation of settlement with the NYAG and settled the claims made by the NYAG. Under the terms of the settlement, Seligman paid $11.3 million to four Seligman Funds. This settlement resolved all outstanding matters between the Seligman Parties and the NYAG. In addition to the foregoing matter, the New York staff of the SEC indicated in September 2005 that it was considering recommending to the Commissioners of the SEC the instituting of a formal action against Seligman and Seligman Advisors, Inc. relating to frequent trading in the Seligman Funds. Seligman responded to the staff in October 2005 that it believed that any action would be both inappropriate and unnecessary, especially in light of the fact that Seligman had previously resolved the underlying issue with the Independent Directors of the Seligman Funds and made recompense to the affected Seligman Funds. There have been no further developments with the SEC on this matter.

Ameriprise Financial and certain of its affiliates have historically been involved in a number of legal, arbitration and regulatory proceedings, including routine litigation, class actions, and governmental actions, concerning matters arising in connection with the conduct of their business activities. Ameriprise Financial

--------------------------------------------------------------------------------
          RIVERSOURCE STRATEGIC INCOME ALLOCATION FUND -- 2009 ANNUAL REPORT  75

NOTES TO FINANCIAL STATEMENTS (continued) --------------------------------------



believes that the Funds are not currently the subject of, and that neither Ameriprise Financial nor any of its affiliates are the subject of, any pending legal, arbitration or regulatory proceedings that are likely to have a material adverse effect on the Funds or the ability of Ameriprise Financial or its affiliates to perform under their contracts with the Funds. Ameriprise Financial is required to make 10-Q, 10-K and, as necessary, 8-K filings with the Securities and Exchange Commission on legal and regulatory matters that relate to Ameriprise Financial and its affiliates. Copies of these filings may be obtained by accessing the SEC website at www.sec.gov.

There can be no assurance that these matters, or the adverse publicity associated with them, will not result in increased fund redemptions, reduced sale of fund shares or other adverse consequences to the Funds. Further, although we believe proceedings are not likely to have a material adverse effect on the Funds or the ability of Ameriprise Financial or its affiliates to perform under their contracts with the Funds, these proceedings are subject to uncertainties and, as such, we are unable to estimate the possible loss or range of loss that may result. An adverse outcome in one or more of these proceedings could result in adverse judgments, settlements, fines, penalties or other relief that could have a material adverse effect on the consolidated financial condition or results of operations of Ameriprise Financial.


--------------------------------------------------------------------------------
76  RIVERSOURCE STRATEGIC INCOME ALLOCATION FUND -- 2009 ANNUAL REPORT

REPORT OF INDEPENDENT REGISTERED PUBLIC ACCOUNTING FIRM ------------------------

TO THE BOARD OF DIRECTORS AND SHAREHOLDERS OF
RIVERSOURCE STRATEGIC INCOME ALLOCATION FUND:


We have audited the accompanying statement of assets and liabilities, including the portfolio of investments, of RiverSource Strategic Income Allocation Fund (the Fund) (one of the portfolios constituting the RiverSource Strategic Allocation Series, Inc.) as of September, 30, 2009, and the related statement of operations for the year then ended, the statements of changes in net assets for each of the two years in the period then ended, and the financial highlights for each of the two years in the period then ended and for the period from May 17, 2007 (when shares became publicly available) to September 30, 2007. These financial statements and financial highlights are the responsibility of the Fund's management. Our responsibility is to express an opinion on these financial statements and financial highlights based on our audits.

We conducted our audits in accordance with the standards of the Public Company Accounting Oversight Board (United States). Those standards require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements and financial highlights are free of material misstatement. We were not engaged to perform an audit of the Fund's internal control over financial reporting. Our audits included consideration of internal control over financial reporting as a basis for designing audit procedures that are appropriate in the circumstances, but not for the purpose of expressing an opinion on the effectiveness of the Fund's internal control over financial reporting. Accordingly, we express no such opinion. An audit also includes examining, on a test basis, evidence supporting the amounts and disclosures in the financial statements and financial highlights, assessing the accounting principles used and significant estimates made by management, and evaluating the overall financial statement presentation. Our procedures included confirmation of securities owned as of September 30, 2009, by correspondence with the custodian and brokers, or by other appropriate auditing procedures where replies from brokers were not received. We believe that our audits provide a reasonable basis for our opinion.


--------------------------------------------------------------------------------
          RIVERSOURCE STRATEGIC INCOME ALLOCATION FUND -- 2009 ANNUAL REPORT  77

REPORT OF INDEPENDENT REGISTERED PUBLIC ACCOUNTING FIRM (continued) ------------


In our opinion, the financial statements and financial highlights referred to above present fairly, in all material respects, the financial position of RiverSource Strategic Income Allocation Fund of the RiverSource Strategic Allocation Series, Inc. at September 30, 2009, the results of its operations for the year then ended, the changes in its net assets for each of the two years then ended, and the financial highlights for each of the two years in the period then ended and for the period from May 17, 2007 (when shares became publicly available) to September 30, 2007, in conformity with U.S. generally accepted accounting principles.

                                                           /s/ Ernst & Young LLP
Minneapolis, Minnesota
November 20, 2009


--------------------------------------------------------------------------------
78  RIVERSOURCE STRATEGIC INCOME ALLOCATION FUND -- 2009 ANNUAL REPORT

FEDERAL INCOME TAX INFORMATION -------------------------------------------------
(UNAUDITED)

The Fund is required by the Internal Revenue Code of 1986 to tell its shareholders about the tax treatment of the dividends it pays during its fiscal year. The dividends listed below are reported to you on Form 1099-DIV, Dividends and Distributions. Shareholders should consult a tax advisor on how to report distributions for state and local tax purposes.

Fiscal year ended Sept. 30, 2009

INCOME DISTRIBUTIONS - the Fund designates the following tax attributes for distributions:
    Qualified Dividend Income for individuals....................      1.00%
    Dividends Received Deduction for corporations................      0.31%
    U.S. Government Obligations..................................      1.50%
CAPITAL GAIN DISTRIBUTION - the Fund designates $45 to be taxed as long-term capital gain


The Fund also designates as distributions of long-term gains, to the extent necessary to fully distribute such capital gains, earnings and profits distributed to shareholders on the redemption of shares.


--------------------------------------------------------------------------------
          RIVERSOURCE STRATEGIC INCOME ALLOCATION FUND -- 2009 ANNUAL REPORT  79

BOARD MEMBERS AND OFFICERS  ----------------------------------------------------

Shareholders elect a Board that oversees the Fund's operations. The Board appoints officers who are responsible for day-to-day business decisions based on policies set by the Board. The following is a list of the Fund's Board members. The RiverSource Family of Funds that each Board member oversees consists of 132 funds, which includes 100 RiverSource funds and 32 Seligman funds. Board members serve until the next regular shareholders' meeting or until he or she reaches the mandatory retirement age established by the Board.

INDEPENDENT BOARD MEMBERS

NAME,                      POSITION HELD
ADDRESS,                   WITH FUND AND         PRINCIPAL OCCUPATION                                     OTHER
AGE                        LENGTH OF SERVICE     DURING PAST FIVE YEARS                                   DIRECTORSHIPS
------------------------------------------------------------------------------------------------------------------------------
Kathleen Blatz             Board member since    Chief Justice, Minnesota Supreme Court, 1998-2006;       None
901 S. Marquette Ave.      2006                  Attorney
Minneapolis, MN 55402
Age 55
------------------------------------------------------------------------------------------------------------------------------

Arne H. Carlson            Board member since    Chair, RiverSource Family of Funds, 1999-2006; former    None
901 S. Marquette Ave.      1999                  Governor of Minnesota
Minneapolis, MN 55402
Age 75
------------------------------------------------------------------------------------------------------------------------------

Pamela G. Carlton          Board member since    President, Springboard -- Partners in Cross Cultural     None
901 S. Marquette Ave.      2007                  Leadership (consulting company)
Minneapolis, MN 55402
Age 55
------------------------------------------------------------------------------------------------------------------------------

Patricia M. Flynn          Board member since    Trustee Professor of Economics and Management, Bentley   None
901 S. Marquette Ave.      2004                  College; former Dean, McCallum Graduate School of
Minneapolis, MN 55402                            Business, Bentley University
Age 58
------------------------------------------------------------------------------------------------------------------------------

Anne P. Jones              Board member since    Attorney and Consultant                                  None
901 S. Marquette Ave.      1985
Minneapolis, MN 55402
Age 74
------------------------------------------------------------------------------------------------------------------------------

Jeffrey Laikind, CFA       Board member since    Former Managing Director, Shikiar Asset Management       American Progressive
901 S. Marquette Ave.      2005                                                                           Insurance
Minneapolis, MN 55402
Age 74
------------------------------------------------------------------------------------------------------------------------------

Stephen R. Lewis, Jr.      Chair of the Board    President Emeritus and Professor of Economics, Carleton  Valmont Industries,
901 S. Marquette Ave.      since 2007,           College                                                  Inc. (manufactures
Minneapolis, MN 55402      Board member since                                                             irrigation systems)
Age 70                     2002

------------------------------------------------------------------------------------------------------------------------------


--------------------------------------------------------------------------------
80  RIVERSOURCE STRATEGIC INCOME ALLOCATION FUND -- 2009 ANNUAL REPORT

--------------------------------------------------------------------------------

NAME,                      POSITION HELD
ADDRESS,                   WITH FUND AND         PRINCIPAL OCCUPATION                                     OTHER
AGE                        LENGTH OF SERVICE     DURING PAST FIVE YEARS                                   DIRECTORSHIPS
------------------------------------------------------------------------------------------------------------------------------
John F. Maher              Board member since    Retired President and Chief Executive Officer and        None
901 S. Marquette Ave.      2008                  former Director, Great Western Financial Corporation
Minneapolis, MN 55402                            (financial services), 1986-1997
Age 66
------------------------------------------------------------------------------------------------------------------------------

Catherine James Paglia     Board member since    Director, Enterprise Asset Management, Inc. (private     None
901 S. Marquette Ave.      2004                  real estate and asset management company)
Minneapolis, MN 55402
Age 57
------------------------------------------------------------------------------------------------------------------------------

Leroy C. Richie            Board member since    Counsel, Lewis & Munday, P.C. since 1987; Vice           Digital Ally, Inc.
901 S. Marquette Ave.      2008                  President and General Counsel, Automotive Legal          (digital imaging);
Minneapolis, MN 55402                            Affairs, Chrysler Corporation, 1990-1997                 Infinity, Inc. (oil
Age 68                                                                                                    and gas exploration
                                                                                                          and production); OGE
                                                                                                          Energy Corp. (energy
                                                                                                          and energy services)
------------------------------------------------------------------------------------------------------------------------------
Alison Taunton-Rigby       Board member since    Chief Executive Officer and Director, RiboNovix, Inc.    Idera
901 S. Marquette Ave.      2002                  since 2003 (biotechnology); former President, Forester   Pharmaceuticals,
Minneapolis, MN 55402                            Biotech                                                  Inc.
Age 65                                                                                                    (biotechnology);
                                                                                                          Healthways, Inc.
                                                                                                          (health management
                                                                                                          programs)
------------------------------------------------------------------------------------------------------------------------------





--------------------------------------------------------------------------------
          RIVERSOURCE STRATEGIC INCOME ALLOCATION FUND -- 2009 ANNUAL REPORT  81

BOARD MEMBERS AND OFFICERS (continued)  ----------------------------------------


BOARD MEMBER AFFILIATED WITH RIVERSOURCE INVESTMENTS*


NAME,                      POSITION HELD
ADDRESS,                   WITH FUND AND         PRINCIPAL OCCUPATION                                     OTHER
AGE                        LENGTH OF SERVICE     DURING PAST FIVE YEARS                                   DIRECTORSHIPS
------------------------------------------------------------------------------------------------------------------------------
William F. Truscott        Board member since    President -- U.S. Asset Management and Chief Investment  None
53600 Ameriprise           2001,                 Officer, Ameriprise Financial, Inc. since 2005;
Financial Center           Vice President since  President, Chairman of the Board and Chief Investment
Minneapolis, MN 55474      2002                  Officer, RiverSource Investments, LLC since 2001;
Age 49                                           Director, President and Chief Executive Officer,
                                                 Ameriprise Certificate Company since 2006; Chairman of
                                                 the Board and Chief Executive Officer, RiverSource
                                                 Distributors, Inc. since 2006 and of RiverSource Fund
                                                 Distributors, Inc. since 2008; Senior Vice
                                                 President -- Chief Investment Officer, Ameriprise
                                                 Financial, Inc., 2001-2005
------------------------------------------------------------------------------------------------------------------------------


* Interested person by reason of being an officer, director, security holder and/or employee of RiverSource Investments or Ameriprise Financial.

The SAI has additional information about the Fund's Board members and is available, without charge, upon request by calling the RiverSource Family of Funds at 1(800) 221-2450; contacting your financial intermediary; or visiting riversource.com/funds.

The Board has appointed officers who are responsible for day-to-day business decisions based on policies it has established. The officers serve at the pleasure of the Board. In addition to Mr. Truscott, who is Vice President, the Fund's other officers are:

FUND OFFICERS


NAME,                      POSITION HELD
ADDRESS,                   WITH FUND AND         PRINCIPAL OCCUPATION
AGE                        LENGTH OF SERVICE     DURING PAST FIVE YEARS
--------------------------------------------------------------------------------------------------------
Patrick T. Bannigan        President since 2006  Director and Senior Vice President -- Asset Management,
172 Ameriprise Financial                         Products and Marketing, RiverSource Investments, LLC
Center                                           and Director and Vice President -- Asset Management,
Minneapolis, MN 55474                            Products and Marketing, RiverSource Distributors, Inc.
Age 43                                           since 2006 and of RiverSource Fund Distributors, Inc.
                                                 since 2008; Managing Director and Global Head of
                                                 Product, Morgan Stanley Investment Management, 2004-
                                                 2006; President, Touchstone Investments, 2002-2004

--------------------------------------------------------------------------------------------------------


--------------------------------------------------------------------------------
82  RIVERSOURCE STRATEGIC INCOME ALLOCATION FUND -- 2009 ANNUAL REPORT

--------------------------------------------------------------------------------

NAME,                      POSITION HELD
ADDRESS,                   WITH FUND AND         PRINCIPAL OCCUPATION
AGE                        LENGTH OF SERVICE     DURING PAST FIVE YEARS
--------------------------------------------------------------------------------------------------------
Michelle M. Keeley         Vice President since  Executive Vice President -- Equity and Fixed Income,
172 Ameriprise Financial   2004                  Ameriprise Financial, Inc. and RiverSource Investments,
Center                                           LLC since 2006; Vice President -- Investments,
Minneapolis, MN 55474                            Ameriprise Certificate Company since 2003; Senior Vice
Age 45                                           President -- Fixed Income, Ameriprise Financial, Inc.,
                                                 2002-2006 and RiverSource Investments, LLC, 2004-2006
--------------------------------------------------------------------------------------------------------

Amy K. Johnson             Vice President since  Chief Administrative Officer, RiverSource Investments,
5228 Ameriprise Financial  2006                  LLC since 2009; Vice President -- Asset Management and
Center Minneapolis, MN                           Trust Company Services, RiverSource Investments, LLC,
55474                                            2006-2009; Vice President -- Operations and Compliance,
Age 44                                           RiverSource Investments, LLC, 2004-2006; Director of
                                                 Product Development -- Mutual Funds, Ameriprise
                                                 Financial, Inc., 2001-2004
--------------------------------------------------------------------------------------------------------

Jeffrey P. Fox             Treasurer since 2002  Vice President -- Investment Accounting, Ameriprise
105 Ameriprise Financial                         Financial, Inc. since 2002; Chief Financial Officer,
Center                                           RiverSource Distributors, Inc. since 2006 and of
Minneapolis, MN 55474                            RiverSource Fund Distributors, Inc. since 2008
Age 54
--------------------------------------------------------------------------------------------------------

Scott R. Plummer           Vice President,       Vice President and Chief Counsel -- Asset Management,
5228 Ameriprise Financial  General Counsel and   Ameriprise Financial, Inc. since 2005; Chief Counsel,
Center                     Secretary since 2006  RiverSource Distributors, Inc. and Chief Legal Officer
Minneapolis, MN 55474                            and Assistant Secretary, RiverSource Investments, LLC
Age 50                                           since 2006; Chief Counsel, RiverSource Fund
                                                 Distributors, Inc. since 2008; Vice President, General
                                                 Counsel and Secretary, Ameriprise Certificate Company
                                                 since 2005; Vice President -- Asset Management
                                                 Compliance, Ameriprise Financial, Inc., 2004-2005;
                                                 Senior Vice President and Chief Compliance Officer,
                                                 USBancorp Asset Management, 2002-2004
--------------------------------------------------------------------------------------------------------

Eleanor T.M. Hoagland      Chief Compliance      Chief Compliance Officer, RiverSource Investments, LLC,
100 Park Avenue            Officer since 2009    Kenwood Capital Management LLC, Ameriprise Certificate
New York, NY 10010                               Company and RiverSource Service Corporation since 2009;
Age 58                                           Chief Compliance Officer for each of the Seligman funds
                                                 since 2004; Anti-Money Laundering Prevention Officer
                                                 and Identity Theft Prevention Officer for each of the
                                                 Seligman funds since 2008; Managing Director, J. & W.
                                                 Seligman & Co. Incorporated and Vice-President for each
                                                 of the Seligman funds, 2004-2008
--------------------------------------------------------------------------------------------------------

Neysa M. Alecu             Money Laundering      Vice President -- Compliance, Ameriprise Financial,
2934 Ameriprise Financial  Prevention Officer    Inc. since 2008; Anti-Money Laundering Officer,
Center                     since 2004            Ameriprise Financial, Inc. since 2004; Compliance
Minneapolis, MN 55474                            Director, Ameriprise Financial, Inc., 2004-2008
Age 45
--------------------------------------------------------------------------------------------------------





--------------------------------------------------------------------------------
          RIVERSOURCE STRATEGIC INCOME ALLOCATION FUND -- 2009 ANNUAL REPORT  83

APPROVAL OF INVESTMENT MANAGEMENT SERVICES
AGREEMENT ----------------------------------------------------------------------

RiverSource Investments, LLC ("RiverSource Investments" or the "investment manager"), a wholly-owned subsidiary of Ameriprise Financial, Inc. ("Ameriprise Financial"), serves as the investment manager to the Fund. Under an investment management services agreement (the "IMS Agreement"), RiverSource Investments provides investment advice and other services to the Fund and all funds in the RiverSource Family of Funds (collectively, the "Funds").

On an annual basis, the Fund's Board of Directors (the "Board"), including the independent Board members (the "Independent Directors"), considers renewal of the IMS Agreement. RiverSource Investments prepared detailed reports for the Board and its Contracts Committee in March and April 2009, including reports based on data provided by independent organizations to assist the Board in making this determination. In addition, throughout the year, the Board (or its committees) reviews information prepared by RiverSource Investments addressing the services RiverSource Investments provides and Fund performance. The Board accords particular weight to the work, deliberations and conclusions of the Contracts, Investment Review and Compliance Committees in determining whether to continue the IMS Agreement. At the April 7-8, 2009 in-person Board meeting, independent legal counsel to the Independent Directors reviewed with the Independent Directors various factors relevant to the Board's consideration of advisory agreements and the Board's legal responsibilities related to such consideration. Following an analysis and discussion of the factors identified below, the Board, including all of the Independent Directors, approved renewal of the IMS Agreement.

Nature, Extent and Quality of Services Provided by RiverSource Investments: The Board analyzed various reports and presentations it had received detailing the services performed by RiverSource Investments, as well as its expertise, resources and capabilities. The Board specifically considered many developments during the past year concerning the services provided by RiverSource Investments, including, in particular, the continued investment in, and resources dedicated to, the Fund's operations, most notably, the large investment made in the acquisition of J. & W. Seligman & Co. Incorporated, including its portfolio management operations, personnel and infrastructure (including the addition of two new offices in New York City and Palo Alto). Further, in connection with the Board's evaluation of the overall package of services provided by RiverSource Investments, the Board considered the quality of the administrative and transfer agency services provided by RiverSource Investments' affiliates to the Fund. The Board also reviewed the financial condition of RiverSource Investments (and its affiliates) and each entity's ability to carry out its responsibilities under the IMS Agreement. Further, the Board considered RiverSource Investments' ability to

--------------------------------------------------------------------------------
84  RIVERSOURCE STRATEGIC INCOME ALLOCATION FUND -- 2009 ANNUAL REPORT

--------------------------------------------------------------------------------



retain key personnel and its expectations in this regard. The Board also discussed the acceptability of the terms of the IMS Agreement (including the relatively broad scope of services required to be performed by RiverSource Investments). The Board concluded that the services being performed under the IMS Agreement were of a reasonably high quality, particularly in light of recent market conditions.

Based on the foregoing, and based on other information received (both oral and written, including the information on investment performance referenced below) and other considerations, the Board concluded that RiverSource Investments and its affiliates were in a position to continue to provide a high quality and level of services to the Fund.

Investment Performance: For purposes of evaluating the nature, extent and quality of services provided under the IMS Agreement, the Board carefully reviewed the investment performance of the Fund. In this regard, the Board considered: (i) detailed reports containing data prepared by an independent organization showing, for various periods, the performance of the Fund, the performance of a benchmark index, the percentage ranking of the Fund among its comparison group and the net assets of the Fund; and (ii) a report detailing the Fund's performance over various periods, recent Fund inflows (and outflows) and a comparison of the Fund's net assets from December 2007 to December 2008. The Board observed that the Fund's investment performance was appropriate in light of the particular management style and the exceptionally challenging market conditions involved.

Comparative Fees, Costs of Services Provided and the Profits Realized By RiverSource Investments and its Affiliates from their Relationships with the
Fund: The Board reviewed comparative fees and the costs of services to be provided under the IMS Agreement. The Board members considered detailed comparative information set forth in an annual report on fees and expenses, including, among other things, data (prepared by an independent organization) showing a comparison of the Fund's expenses with median expenses paid by funds in its peer group, as well as data showing the Fund's contribution to RiverSource Investments' profitability.

The Board accorded particular weight to the notion that the level of fees should reflect a rational pricing model applied consistently across the various product lines in the Funds' family, while assuring that the overall fees for each fund are generally in line with the "pricing philosophy" (i.e., that the total expense ratio of each fund (excluding the effect of a performance incentive adjustment, if

--------------------------------------------------------------------------------
          RIVERSOURCE STRATEGIC INCOME ALLOCATION FUND -- 2009 ANNUAL REPORT  85

APPROVAL OF INVESTMENT MANAGEMENT SERVICES
AGREEMENT (continued) ----------------------------------------------------------



applicable), with few exceptions, is at or below the median expense ratio of funds in the same comparison group). The Board took into account that the Fund's total expense ratio (after considering proposed expense caps/waivers) approximated the peer group's median expense ratio.

The Board also considered the expected profitability of RiverSource Investments and its affiliates in connection with RiverSource Investments providing investment management services to the Fund. In this regard, the Board referred to a detailed profitability report, discussing the profitability to RiverSource Investments and Ameriprise Financial from managing and operating the Fund, including data showing comparative profitability since inception. The Board also considered the services acquired by the investment manager through the use of commission dollars paid by the Funds on portfolio transactions. The Board noted that the fees paid by the Fund should permit the investment manager to offer competitive compensation to its personnel, make necessary investments in its business and earn an appropriate profit. The Board concluded that profitability levels were reasonable.

Economies of Scale to be Realized: The Board also considered the economies of scale that might be realized by RiverSource Investments as the Fund grows and took note of the extent to which Fund shareholders might also benefit from such growth. The Board considered that the IMS Agreement provides for lower fees as assets increase at pre-established breakpoints and concluded that the IMS Agreement satisfactorily provided for sharing these economies of scale.

Based on the foregoing, the Board, including all of the Independent Directors, concluded that the investment management service fees were fair and reasonable in light of the extent and quality of services provided. In reaching this conclusion, no single factor was determinative. On April 8, 2009, the Board, including all of the Independent Directors, approved the renewal of the IMS Agreement for an additional annual period.


--------------------------------------------------------------------------------
86  RIVERSOURCE STRATEGIC INCOME ALLOCATION FUND -- 2009 ANNUAL REPORT

PROXY VOTING -------------------------------------------------------------------

The policy of the Board is to vote the proxies of the companies in which the Fund holds investments consistent with the procedures as stated in the Statement of Additional Information (SAI). You may obtain a copy of the SAI without charge by calling the RiverSource Family of Funds at 1(800) 221-2450; contacting your financial intermediary; visiting riversource.com/funds; or searching the website of the Securities and Exchange Commission (SEC) at http://www.sec.gov. Information regarding how the Fund voted proxies relating to portfolio securities is filed with the SEC by August 31 for the most recent 12-month period ending June 30 of that year, and is available without charge by visiting riversource.com/funds; or searching the website of the SEC at www.sec.gov.


--------------------------------------------------------------------------------
          RIVERSOURCE STRATEGIC INCOME ALLOCATION FUND -- 2009 ANNUAL REPORT  87

RIVERSOURCE STRATEGIC INCOME ALLOCATION FUND
734 Ameriprise Financial Center
Minneapolis, MN 55474

RIVERSOURCE.COM/FUNDS


                                This report must be accompanied or preceded by the Fund's
                                current prospectus. RiverSource(R) mutual funds are
                                distributed by RiverSource Fund Distributors, Inc., Member
                                FINRA, and managed by RiverSource Investments, LLC.
                                RiverSource is part of Ameriprise Financial, Inc.
(RIVERSOURCE INVESTMENTS LOGO)  (C)2009 RiverSource Investments, LLC.                             S-6287 E (11/09)

Item 2. (a) The Registrant has adopted a code of ethics that applies to the Registrant's principal executive officer and principal financial officer. A copy of the code of ethics is filed as an exhibit to this form N-CSR.

        (b) During the period covered by this report, there were not any amendments to the provisions of the code of ethics adopted in 2(a) above.

        (c) During the period covered by this report, there were not any implicit or explicit waivers to the provisions of the code of ethics adopted in 2(a).

Item 3. The Registrant's board of directors has determined that independent directors Pamela G. Carlton, Jeffrey Laikind, John F. Maher and Anne P. Jones, each qualify as audit committee financial experts.

Item 4. Principal Accountant Fees and Services

Fund - Related Fees

(a) Audit Fees. The fees for the year ended Sept. 30, to Ernst & Young LLP for professional services rendered for the audit of the annual financial statements for RiverSource Strategic Allocation Series, Inc. were as follows:

                         2009 - $64,198    2008 - $62,850

(b) Audit-Related Fees. The fees for the year ended Sept. 30, to Ernst & Young LLP for additional audit-related services rendered for RiverSource Strategic Allocation Series, Inc. were as follows:

                         2009 - $750       2008 - $1,750

(c) Tax Fees. The fees for the year ended Sept. 30, to Ernst & Young LLP for tax compliance related services rendered for RiverSource Strategic Allocation Series, Inc. were as follows:

                         2009 - $7,878     2008 - $6,360

(d) All Other Fees. The fees for the year ended Sept. 30, to Ernst & Young LLP for additional professional services rendered for RiverSource Strategic Allocation Series, Inc. were as follows:

                         2009 - $0         2008 - $0

     (e) (1) Audit Committee Pre-Approval Policy. Pursuant to Sarbanes-Oxley pre-approval requirements, all services to be performed by Ernst & Young LLP for the registrant and to the registrant's investment adviser and any entity controlling, controlled by, or under common control with the investment adviser that provides ongoing services to the registrant must be pre-approved by the audit committee.

(e) (2) 100% of the services performed for items (b) through (d) above during 2009 and 2008 were pre-approved by the audit committee.

(f)  Not applicable.

(g) Non-Audit Fees. The fees for the year ended Sept. 30, to Ernst & Young LLP by the registrant for non-audit fees and by the registrant's investment adviser, and any entity controlling, controlled by, or under common control with the adviser that provides ongoing services to the registrant were as follows:

                         2009 - $831,114   2008 - $621,310

(h) 100% of the services performed in item (g) above during 2009 and 2008 were pre-approved by the Ameriprise Financial Audit Committee and/or the RiverSource Mutual Funds Audit Committee.

Item 5. Audit Committee of Listed Registrants. Not applicable.

Item 6. Investments.

(a)  The complete schedule of investments is included in Item 1 of this Form
     N-CSR.

(b)  Not applicable.

Item 7. Disclosure of Proxy Voting Policies and Procedures for Closed-End Management Investment Companies. Not applicable.

Item 8. Portfolio Managers of Closed-End Management Investment Companies. Not applicable.

Item 9. Purchase of Equity Securities by Closed-End Management Investment Company and Affiliated Purchasers. Not applicable.

Item 10. Submission of matters to a vote of security holders. Not applicable.

Item 11. Controls and Procedures.

     (a) Based upon their evaluation of the registrant's disclosure controls and procedures as conducted within 90 days of the filing date of this Form N-CSR, the registrant's Principal Financial Officer and Principal Executive Officer have concluded that those disclosure controls and procedures provide reasonable assurance that the material information required to be disclosed by the registrant on this report is recorded, processed, summarized and reported within the time periods specified in the Securities and Exchange Commission's rules and forms.

     (b) There were no changes in the registrant's internal controls over financial reporting that occurred during the registrant's last fiscal half-year (the registrant's second fiscal half-year in the case of an annual report) that has materially affected, or is reasonably likely to materially affect, the registrant's internal control over financial reporting.

Item 12. Exhibits.

     (a)(1) Code of ethics as applies to the Registrant's principal executive officer and principal financial officer, as required to be disclosed under
     Item 2 of Form N-CSR, is attached as Ex. 99.CODE ETH.

     (a)(2) Separate certification for the Registrant's principal executive officer and principal financial officer, as required by Section 302 of the Sarbanes-Oxley Act of 2002 and Rule 30a-2(a) under the Investment Company Act of 1940, are attached as EX.99.CERT.

     (a)(3) Not applicable.

     (b) A certification by the Registrant's principal executive officer and principal financial officer, pursuant to Section 906 of the Sarbanes-Oxley Act of 2002 and Rule 30a-2(b) under the Investment Company Act of 1940, is attached as EX.99.906 CERT.

                                   SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934 and the Investment Company Act of 1940, the Registrant has duly caused this report to be signed on its behalf by the undersigned, thereunto duly authorized.

(Registrant) RiverSource Strategic Allocation Series, Inc.


By /s/ Patrick T. Bannigan
   ---------------------------------
   Patrick T. Bannigan
   President and Principal Executive Officer

Date December 2, 2009

Pursuant to the requirements of the Securities Exchange Act of 1934 and the Investment Company Act of 1940, this report has been signed below by the following persons on behalf of the Registrant and in the capacities and on the dates indicated.


By /s/ Patrick T. Bannigan
   ---------------------------------
   Patrick T. Bannigan
   President and Principal Executive Officer

Date December 2, 2009


By /s/ Jeffrey P. Fox
   ---------------------------------
   Jeffrey P. Fox
   Treasurer and Principal Financial Officer

Date December 2, 2009